UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2018

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Semi-Annual Report

March 31, 2018

THORNBURG

LOW DURATION

MUNICIPAL

FUND

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Low Duration Municipal Fund

Semi-Annual Report  ^   March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 8 cents to $12.29 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.11% total return, compared to the negative 0.29% return for the ICE BofAML 1-3 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, contributed 0.06% to relative performance. Security selection, which is performance not attributable to duration and sector selection, was the major driver of relative performance, contributing 0.36%. Sector selection had a slightly negative impact, detracting 0.04% from relative performance.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	SINCE INCEP.

Class A Shares (Incep: 12/30/13)
Without sales charge	0.52%	0.37%	0.34%

With sales charge	-1.00%	-0.15%	-0.02%

Class I Shares (Incep: 12/30/13)	0.72%	0.56%	0.54%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	0.82%
SEC Yield	1.08%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.12%; I shares, 0.70%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 0.48%, and the SEC yield would have been 0.73%.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICEBofAML 1-3 Year U.S. Municipal Securities Index is a subset of the BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	96
Effective Duration	1.1 Yrs
Average Maturity	1.2 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 98.1%

	ALABAMA — 1.3%
	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant), 1.85% due 6/1/2034 (put 3/24/2020)	$1,000,000	$994,420
	ARIZONA — 2.0%
a	Arizona (LOC: Bank of America N.A.) HFA, Series C-RMK, 1.70% due 1/1/2046 (put 4/2/2018)	1,500,000	1,500,000
	ARKANSAS — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 4.00% due 11/1/2018	295,000	299,086
	CALIFORNIA — 10.8%
b	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 1.971% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,980
	California Municipal Finance Authority, 1.40% due 9/1/2021 (put 7/2/2018)	1,000,000	1,000,000
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	1,500,000	1,505,490
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2019 - 5/15/2020	1,220,000	1,279,314
	City of Chula Vista (San Diego Gas & Electric Co.), Series A, 1.65% due 7/1/2018	1,000,000	1,000,310
	City of Los Angeles (Cash Flow Management) GO, 5.00% due 6/28/2018	500,000	504,190
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 5.00% due 6/29/2018	1,000,000	1,008,480
	County of Riverside (Fiscal Year 2017-2018 Expenditures), 2.00% due 6/29/2018	1,000,000	1,001,280
	COLORADO — 1.7%
a	City & County of Denver COP, Series A2, 1.70% due 12/1/2029 (put 4/2/2018)	900,000	900,000
	City of Aurora (Sports Park and E-911 Projects) COP, 5.00% due 12/1/2019	365,000	384,451
	CONNECTICUT — 3.4%
b	State of Connecticut GO (Various Capital Projects), Series D, 2.33% (MUNIPSA + 0.75%) due 6/15/2018	1,000,000	1,000,320
	State of Connecticut Health and Educational Facilities Authority (Ascension Health Credit Group), 1.65% due 11/15/2029 (put 3/1/2019)	1,645,000	1,643,503
	FLORIDA — 2.6%
	City of Cape Coral (Utility Improvement; Insured: AGM), 1.40% due 9/1/2018	495,000	494,168
a	Gainesville Utilities System Revenue, Series C-REMK 12/14/15, 1.71% due 10/1/2026 (put 4/2/2018)	1,200,000	1,200,000
	Hillsborough County (Tampa Electric Co.) IDA, 5.65% due 5/15/2018	200,000	200,894
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 3.00% due 10/15/2018	120,000	120,857
	GEORGIA — 2.2%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2019 - 12/1/2021	1,000,000	1,078,559
	City of Atlanta (BeltLine Project), Series A, 4.00% due 1/1/2019	580,000	589,425
	GUAM — 2.6%
	Government of Guam (Economic Development), 5.00% due 11/15/2018 - 1/1/2019	1,400,000	1,424,324
	Series D-REF, 4.00% due 11/15/2018	275,000	277,689
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020	300,000	320,130
	HAWAII — 1.3%
b	City and County of Honolulu GO Floating Rate Note (Rail Transit Project), 1.90% (MUNISPA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	1,000,390
	IDAHO — 0.7%
	State of Idaho (Cash Flow Management) GO, 4.00% due 6/29/2018	500,000	502,905
	ILLINOIS — 10.2%
	Chicago O’Hare International Airport (2016 Airport Projects), Series B, 5.00% due 1/1/2019	500,000	512,480
	Chicago Park District (Capital Improvement Plan) GO, Series D, 5.00% due 1/1/2020	500,000	523,465
	Chicago Transit Authority (Rail Car and Rail System Improvements), 5.50% due 6/1/2019 (pre-refunded 12/1/2018)	815,000	835,913
	City of Chicago (Water System), Series 2017-2, 5.00% due 11/1/2022	600,000	661,488
	City of Chicago, 5.00% due 1/1/2020	600,000	633,132
	County of Cook (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2019	615,000	643,493
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools), 3.00% due 1/15/2020	1,245,000	1,267,560
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2018	500,000	509,760
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2018	500,000	504,475
	State of Illinois (Build Illinois Program), 5.00% due 6/15/2020	535,000	568,405
	Series A, 4.00% due 6/15/2019	520,000	532,631
	State of Illinois (State Facilities Improvements) GO, 5.00% due 3/1/2022	575,000	597,718
	INDIANA — 2.0%
a	Indiana Finance Authority, 1.72% due 2/1/2037 (put 4/2/2018)	1,500,000	1,500,000
	KANSAS — 3.0%
	Kansas (Department of Commerce Impact Program) DFA, Series K, 5.00% due 12/1/2018	1,250,000	1,264,975
	Topeka Public Building Commission (10th and Jackson Projects; Insured: Natl-Re), Series A, 5.00% due 6/1/2018	1,000,000	1,005,490
	KENTUCKY — 2.7%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2019	1,000,000	1,048,580
	Louisville/Jefferson County Metropolitan Government (Louisville Gas and Electric Company), 1.50% due 10/1/2033 (put 4/1/2019)	1,000,000	996,080
	LOUISIANA — 0.8%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	643,158

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	MASSACHUSETTS — 2.0%
	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	$1,500,000	$1,500,810
	MICHIGAN — 2.6%
	Berkley School District (Educational Facilities; Insured: Q-SBLF) GO, 4.00% due 5/1/2018	1,000,000	1,001,860
	Charles Stewart Mott Community College (Higher Education Facilities) GO, 5.00% due 5/1/2018	750,000	751,935
	Michigan Finance Authority (School District of the City of Detroit; Insured: Q-SBLF), Series A, 5.00% due 5/1/2018	250,000	250,657
	MINNESOTA — 2.0%
a	Minneapolis MN/St Paul Housing & Redevelopment Authority (LOC: JPMorgan Chase Bank, N.A.), Series B-1, 1.71% due 11/15/2035 (put 4/2/2018)	1,500,000	1,500,000
	MISSOURI — 0.6%
	City of St. Louis (Cash Flow Management) GO, 3.00% due 6/1/2018	500,000	501,155
	NEVADA — 0.3%
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	272,803
	NEW JERSEY — 6.9%
	City of Trenton (Various Capital Improvements; Insured: AGM) (State Aid Withholding) GO, 5.00% due 7/15/2020	500,000	533,535
	New Jersey (Cigarette Tax) EDA, 5.00% due 6/15/2019	550,000	568,854
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	200,000	210,672
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2019	1,250,000	1,293,487
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2020	500,000	526,140
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	2,000,000	2,156,720
	NEW MEXICO — 1.3%
	County of Taos (County Educational Improvements; Insured: BAM), 3.00% due 4/1/2018	1,000,000	1,000,000
	NEW YORK — 7.1%
	City of New York (Capital Projects) GO, Series C, 5.00% due 8/1/2019	450,000	469,589
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	1,000,000	1,020,360
a	New York City Transitional Finance Authority Future Tax Secured Revenue, 1.75% due 8/1/2031 (put 4/2/2018)	1,500,000	1,500,000
a	New York City Water & Sewer System, 1.71% due 6/15/2039 (put 4/2/2018)	700,000	700,000
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,085,020
	Town of Oyster Bay (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts) GO, Series C, 2.50% due 6/1/2018	645,000	645,432
	NORTH CAROLINA — 1.8%
a	Charlotte-Mecklenburg Hospital Authority, 1.73% due 1/15/2037 - 1/15/2038 (put 4/2/2018)	1,420,000	1,420,000
	OHIO — 0.7%
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	547,080
	OKLAHOMA — 1.7%
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2018	270,000	273,316
	Tulsa County Industrial Authority (Jenks Public Schools), 5.50% due 9/1/2018	1,000,000	1,016,110
	OREGON — 1.3%
	State of Oregon (Cash Management) GO, Series A, 5.00% due 9/28/2018	1,000,000	1,016,690
	PENNSYLVANIA — 6.7%
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020	500,000	535,565
	Series 1998, 5.00% due 7/1/2018	350,000	352,940
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2021	1,000,000	1,089,010
	East Penn School District (State Aid Withholding) GO, 2.00% due 9/15/2020	555,000	555,000
	Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2018	1,500,000	1,527,975
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2019 - 12/15/2020	1,000,000	1,054,220
	SOUTH CAROLINA — 0.7%
	South Carolina Public Service Authority (Capital Improvement), Series A, 5.00% due 12/1/2021	515,000	562,215
	TEXAS — 11.7%
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,080,250
	City of Houston (Convention & Entertainment Facilities Department), 4.00% due 9/1/2018	675,000	680,873
	City of Houston Higher Education Finance Corp.) (KIPP Program; Guaranty: PSF), 5.00% due 8/15/2018	970,000	981,698
	City of San Antonio (Electric and Gas Systems), 2.25% due 2/1/2033 (put 12/1/2019)	1,000,000	1,006,990
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,000,000	1,118,210
	Dallas Independent School District (School District Buildings Renovations; Insured: PSF-GTD) GO, Series B-4, 5.00% due 2/15/2036 (put 2/15/2020)	325,000	343,814
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	876,940
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2022	1,000,000	1,103,490
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	555,803
	State of Texas (Cash Flow Management), 4.00% due 8/30/2018	1,240,000	1,252,487
	UTAH — 1.6%
a	Murray, Series A, 1.72% due 5/15/2037 (put 4/2/2018)	700,000	700,000
a	Weber County, Series C, 1.72% due 2/15/2035 (put 4/2/2018)	500,000	500,000
	WASHINGTON — 1.1%
	King County Public Hospital District No. 2 (Evergreen Health) GO, 5.00% due 12/1/2018	835,000	853,412

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
WEST VIRGINIA — 0.3%
Mason County (Appalachian Power Company), Series L-REMK, 1.625% due 10/1/2022 (put 10/1/2018)	$200,000	$199,544

TOTAL INVESTMENTS — 98.1% (Cost $75,319,118)		$75,174,629

OTHER ASSETS LESS LIABILITIES — 1.9%		1,424,354

NET ASSETS — 100.0%		$76,598,983

Footnote Legend

a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
GO	General Obligation
HFA	Health Facilities Authority

IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund

See notes to financial statements.

Semi-Annual Report  |  9

Statement of Assets and Liabilities

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $75,319,118) (Note 3)	$75,174,629
Cash	286,416
Receivable for investments sold	1,000,000
Receivable for fund shares sold	350,130
Interest receivable	838,387
Prepaid expenses and other assets	24,052

Total Assets	77,673,614

LIABILITIES

Payable for investments purchased	1,000,000
Payable for fund shares redeemed	19,023
Payable to investment advisor and other affiliates (Note 4)	20,004
Accounts payable and accrued expenses	33,032
Dividends payable	2,572

Total Liabilities	1,074,631

NET ASSETS	$76,598,983

NET ASSETS CONSIST OF

Net unrealized depreciation on investments	$(144,488)
Accumulated net realized gain (loss)	(41,193)
Net capital paid in on shares of beneficial interest	76,784,664

$76,598,983

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($17,950,555 applicable to 1,460,123 shares of beneficial interest outstanding - Note 5)	$12.29

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.48

Class I Shares:
Net asset value, offering and redemption price per share ($58,648,428 applicable to 4,772,626 shares of beneficial interest outstanding - Note 5)	$12.29

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Operations

Thornburg Low Duration Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $710,144)	$579,450

EXPENSES

Investment advisory fees (Note 4)	146,174
Administration fees (Note 4)
Class A Shares	10,217
Class I Shares	16,724
Distribution and service fees (Note 4)
Class A Shares	18,308
Transfer agent fees
Class A Shares	13,225
Class I Shares	8,440
Registration and filing fees
Class A Shares	9,225
Class I Shares	9,274
Custodian fees (Note 2)	14,235
Professional fees	21,162
Trustee and officer fees (Note 4)	1,592
Other expenses	8,808

Total Expenses	277,384

Less:
Expenses reimbursed by investment advisor (Note 4)	(56,917)
Investment advisory fees waived by investment advisor (Note 4)	(18,959)

Net Expenses	201,508

Net Investment Income	$377,942

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	14
Net change in unrealized appreciation (depreciation) on investments	(489,162)

Net Realized and Unrealized Loss	(489,148)

Net Decrease in Net Assets Resulting from Operations	$(111,206)

See notes to financial statements.

Semi-Annual Report  |  11

Statements of Changes in Net Assets

Thornburg Low Duration Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$377,942	$531,327
Net realized gain (loss) on investments	14	(17,874)
Net unrealized appreciation (depreciation) on investments	(489,162)	303,247

Net Increase (Decrease) in Net Assets Resulting from Operations	(111,206)	816,700

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(81,173)	(125,749)
Class I Shares	(296,769)	(405,578)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	1,660,037	12,051,896
Class I Shares	5,251,079	15,026,270

Net Increase in Net Assets	6,421,968	27,363,539

NET ASSETS

Beginning of Period	70,177,015	42,813,476

End of Period	$76,598,983	$70,177,015

* Unaudited.

See notes to financial statements.

12  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Semi-Annual Report  |  13

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$75,319,118

Gross unrealized appreciation on a tax basis	61,957
Gross unrealized depreciation on a tax basis	(206,445)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(144,488)

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $17,873. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $23,333 (of which $1,073 are short-term and $22,260 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

14  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$75,174,629	$–	$75,174,629	$–

Total Investments in Securities	$75,174,629	$–	$75,174,629	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $1 billion	0.400%

Next $500 million	0.300

Next $500 million	0.250

Over $2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.40% of the Fund’s average net assets (before applicable management fee waiver of $18,959).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $2 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor voluntarily waived Fund level investment advisory fees of $18,959. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $30,133 for Class A shares and $26,784 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 48.32%.

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $4,100,000 in purchases and $5,875,000 in sales generating no realized gains or losses.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	747,640	$9,213,023	2,922,719	$35,953,976
Shares issued to shareholders in reinvestment of dividends	6,263	77,124	9,827	121,339
Shares repurchased	(619,780)	(7,630,110)	(1,950,171)	(24,023,419)

Net increase	134,123	$1,660,037	982,375	$12,051,896

Class I Shares
Shares sold	1,038,791	$12,791,296	2,760,039	$34,004,864
Shares issued to shareholders in reinvestment of dividends	23,146	284,931	31,595	390,018
Shares repurchased	(634,845)	(7,825,148)	(1,571,733)	(19,368,612)

Net increase	427,092	$5,251,079	1,219,901	$15,026,270

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $10,947,202 and $7,450,000, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  17

Financial Highlights

Thornburg Low Duration Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$12.38	0.05	(0.09)	(0.04)	(0.05)	–	(0.05)	$12.29
2017(b)	$12.34	0.08	0.04	0.12	(0.08)	–	(0.08)	$12.38
2016(b)	$12.35	0.03	(0.01)	0.02	(0.03)	–	(0.03)	$12.34
2015(b)	$12.34	0.02	0.01	0.03	(0.02)	–	(0.02)	$12.35
2014(b)(e)	$12.31	0.02	0.03	0.05	(0.02)	–	(0.02)	$12.34

CLASS I SHARES

2018(c)	$12.37	0.07	(0.08)	(0.01)	(0.07)	–	(0.07)	$12.29
2017	$12.34	0.10	0.03	0.13	(0.10)	–	(0.10)	$12.37
2016	$12.35	0.05	(0.01)	0.04	(0.05)	–	(0.05)	$12.34
2015	$12.34	0.04	0.01	0.05	(0.04)	–	(0.04)	$12.35
2014(e)	$12.31	0.04	0.03	0.07	(0.04)	–	(0.04)	$12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Low Duration Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

0.89	(d)	0.70	(d)	0.70	(d)	1.08	(d)	(0.29)	12.18	$17,951
0.72		0.67		0.67		1.16		0.98	42.94	$16,412
0.24		0.70		0.70		2.19		0.15	21.17	$4,241
0.15		0.67		0.67		2.85		0.22	15.75	$3,273
0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751

1.08	(d)	0.50	(d)	0.50	(d)	0.65	(d)	(0.11)	12.18	$58,648
0.85		0.49		0.49		0.67		1.09	42.94	$53,765
0.43		0.50		0.50		0.72		0.36	21.17	$38,572
0.32		0.50		0.50		0.82		0.40	15.75	$41,755
0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

Semi-Annual Report  |  19

Expense Example

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$997.10	$3.49
Hypothetical*	$1,000.00	$1,021.44	$3.53

CLASS I SHARES

Actual	$1,000.00	$998.90	$2.49
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20  |  Semi-Annual Report

Other Information

Thornburg Low Duration Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  21

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3053

Semi-Annual Report

March 31, 2018

THORNBURG LIMITED TERM MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Limited Term Municipal Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 26 cents to $14.17 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.85% total return, compared to the negative 1.03% total return for the ICE BofAML 1-10 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, contributed 0.15% to relative performance. Sector selection was also a positive contributor to performance, adding 0.07%. Lastly, security selection, which is performance not attributable to duration and sector selection, added 0.11% to relative performance.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Nicholos Venditti, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 9/28/84)
Without sales charge	0.58%	0.66%	0.92%	2.65%	4.73%

With sales charge	-0.94%	0.16%	0.62%	2.49%	4.69%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.34%	0.42%	0.70%	2.39%	3.17%

With sales charge	-0.15%	0.42%	0.70%	2.39%	3.17%

Class I Shares (Incep: 7/5/96)	0.96%	0.99%	1.26%	2.99%	3.74%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	1.57%
SEC Yield	1.34%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.69%; C shares, 0.93%; I shares, 0.45%.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	1,886
Effective Duration	3.1 Yrs
Average Maturity	3.6 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 98.9%

	ALABAMA — 1.1%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2019 - 6/1/2022	$20,865,000	$22,585,517
	Series B, 5.00% due 6/1/2019 - 6/1/2023	1,505,000	1,636,709
	Alabama State Board of Education (Calhoun Community College),
	3.00% due 5/1/2018	2,130,000	2,132,258
	4.00% due 5/1/2019 - 5/1/2022	5,425,000	5,650,058
	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant), 1.85% due 6/1/2034 (put 3/24/2020)	25,500,000	25,357,710
	East Alabama Health Care Authority GO, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,226,159
	Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	3,375,000	3,423,161
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,524,404
	University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	1,700,000	1,723,562
	ALASKA — 0.3%
	Alaska Energy Authority (Bradley Lake Hydroelectric Project; Insured: AGM), 6.00% due 7/1/2020	1,790,000	1,948,791
	Alaska Industrial Development & Export Authority (DeLong Mountain Transportation Project) GO, Series A, 5.00% due 4/1/2018	2,455,000	2,455,000
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	5.00% due 1/1/2021	12,000,000	12,936,360
	Series B, 5.00% due 1/1/2021	3,700,000	3,988,711
	ARIZONA — 2.8%
	Arizona (Dignity Health) HFA, 5.00% due 7/1/2018 - 7/1/2020	4,125,000	4,242,477
a	Arizona (LOC: Bank of America N.A.) HFA, Series C-RMK, 1.70% due 1/1/2046 (put 4/2/2018)	21,400,000	21,400,000
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,100,000	3,508,929
	Arizona Board of Regents (Arizona State University) COP,
	Series A, 5.00% due 9/1/2019 - 9/1/2023	18,235,000	20,205,756
	Series C, 5.00% due 6/1/2022	6,080,000	6,781,450
	Arizona Board of Regents (Northern Arizona University Projects) COP,
	3.00% due 9/1/2018 - 9/1/2019	3,525,000	3,573,567
	5.00% due 9/1/2020 - 9/1/2023	6,825,000	7,493,696
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2020 - 8/1/2024	1,925,000	2,159,343
	Arizona Board of Regents COP, 5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,948,084
	Arizona School Facilities Board (School Site and Building Projects) COP, 5.25% due 9/1/2023 (pre-refunded 9/1/2018)	1,315,000	1,335,106
	Arizona School Facilities Board (State School Land Trust; Insured: AMBAC), 5.00% due 7/1/2018	4,540,000	4,578,045
	Arizona Transportation Board, Series A, 5.00% due 7/1/2019 - 7/1/2022	15,975,000	17,332,835
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,912,765
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,385,094
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	5.00% due 7/1/2018	2,000,000	2,016,960
	Series A,
	3.00% due 7/1/2018 - 7/1/2022	3,025,000	3,123,687
	5.00% due 7/1/2018 - 7/1/2022	2,100,000	2,241,874
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM), 5.00% due 7/1/2018	5,000,000	5,042,400
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, 5.00% due 12/1/2018 - 12/1/2022	7,460,000	7,946,413
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2019 - 8/1/2025	6,190,000	6,904,479
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,438,210
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2024 - 1/1/2028	25,175,000	29,791,457
	Scottsdale (Scottsdale Healthcare) IDA, 5.00% due 9/1/2019	6,885,000	6,976,984
	State of Arizona Department of Administration (State Lottery; Insured: AGM), 5.00% due 7/1/2018 - 7/1/2020	17,075,000	17,751,487
	ARKANSAS — 0.1%
b	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), 3.00% due 11/1/2023	615,000	640,356
	City of Fort Smith (Water and Sewer System Construction; Insured: AGM), 4.00% due 10/1/2018 - 10/1/2019	2,670,000	2,733,218
	Jefferson County (Jefferson Regional Medical Center; Insured: AGM), 4.50% due 6/1/2018 - 6/1/2019	3,075,000	3,120,748
	CALIFORNIA — 8.5%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	7,094,810
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), 0.00%, due 9/1/2022	3,250,000	2,894,938
	Brentwood Infrastructure Financing Authority (Redevelopment Agency of the City of Brentwood; Insured: AGM), 5.25% due 11/1/2018 - 11/1/2019	1,745,000	1,807,029
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, 0.00%, Series A, due 8/1/2021	1,000,000	929,780
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA,
	5.50% due 2/1/2019	2,865,000	2,959,574
	5.75% due 2/1/2020 - 2/1/2021	3,670,000	3,996,047
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2020 - 3/1/2021	7,850,000	8,413,523
	5.25% due 3/1/2022	7,020,000	7,628,704
	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,407,400
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	5,319,355
c	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 1.971% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	5,000,000	5,014,900

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	California Municipal Finance Authority, 1.40% due 9/1/2021 (put 7/2/2018)	$25,600,000	$25,600,000
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	20,300,000	20,374,298
	California State Economic Recovery GO, Series A, 5.00% due 7/1/2020 (pre-refunded 7/1/2019)	4,200,000	4,379,424
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2020 - 4/1/2021	2,475,000	2,661,100
	California State Public Works Board (California State University),
	5.00% due 11/1/2018	2,700,000	2,755,404
	Series A, 5.00% due 10/1/2020	1,000,000	1,079,500
	California State Public Works Board (Coalinga State Hospital), 5.00% due 6/1/2020 - 6/1/2022	22,240,000	24,517,267
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	12,212,459
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,106,120
	Series G, 5.00% due 11/1/2020 - 11/1/2021	3,250,000	3,562,045
	California Statewide Communities Development Authority (Aspire Public Schools; LOC: PCSD; Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	985,000	1,003,745
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	27,000,000	27,902,070
	Castaic (Insured: Natl-Re) USD GO, 0.00%, Series A, due 5/1/2018	1,300,000	1,298,453
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, 0.00%, due 8/1/2023	10,125,000	8,860,387
	Central Valley Financing Authority (Carson Ice), 5.00% due 7/1/2019	1,750,000	1,824,305
	Chula Vista COP, 5.25% due 3/1/2019	1,235,000	1,276,508
	City of Los Angeles (Cash Flow Management) GO, 5.00% due 6/28/2018	45,745,000	46,128,343
	City of Redding (City Electric System; Insured: AGM) COP,
	Series A,
	5.00% due 6/1/2020	1,665,000	1,674,524
	5.00% due 6/1/2020 (pre-refunded 6/1/2018)	2,290,000	2,303,099
	Clovis (Insured: Natl-Re) USD GO, 0.00%, Series B, due 8/1/2019	2,685,000	2,620,479
	Community Facilities District No. 86-1 of the Irvine (Educational Facilities; Insured: AGM) USD, 5.25% due 9/1/2018 - 9/1/2019	6,000,000	6,202,080
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 5.00% due 6/29/2018	4,435,000	4,472,609
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), 5.00% due 6/1/2020 - 12/1/2024	35,595,000	40,252,072
	County of Monterey (2009 Refinancing Project; Insured: AGM) COP, 5.00% due 8/1/2018	2,260,000	2,286,465
	County of Riverside (Fiscal Year 2017-2018 Expenditures), 2.00% due 6/29/2018	71,000,000	71,090,880
	Escondido Union High School District (Insured: Natl-Re) GO, 0.00%, due 11/1/2020	2,655,000	2,520,949
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2018 - 12/1/2019	11,640,000	12,209,284
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	11,950,000	13,732,581
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	26,280,756
	Los Angeles Convention and Exhibition Center Authority, Series A, 5.00% due 8/15/2018	2,295,000	2,325,156
	Los Angeles County Public Works Financing Authority (Multiple Capital Projects), Series A, 5.00% due 8/1/2018 - 8/1/2019	21,935,000	22,806,533
	Needles USD GO, 0.00%, Series B, due 8/1/2023	1,005,000	874,400
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	5,103,581
	Northern California Power Agency (Hydroelectric Project), Series A, 5.00% due 7/1/2019 - 7/1/2020	2,325,000	2,423,697
	Northern California Power Agency (Lodi Energy Center), Series A, 5.00% due 6/1/2018	4,480,000	4,505,402
	Oakland (Construction & Modernization Project; Insured: AGM) USD GO, 5.00% due 8/1/2022 - 8/1/2025	6,780,000	7,861,611
	Oakland State Building Authority (Elihu M. Harris State Office Building), 5.00% due 12/1/2018	7,240,000	7,405,434
	Palo Alto USD GO, 0.00%, due 8/1/2019	1,000,000	978,290
	Palomar Community College District GO, 0.00%, Series B, due 8/1/2021	2,560,000	2,401,485
	Rocklin (Insured: Natl-Re) USD GO, 0.00%, due 8/1/2022	3,910,000	3,549,146
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,603,613
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), 0.00%, due 12/1/2019 - 12/1/2021	4,520,000	4,274,492
	San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	10,000,000	10,867,700
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2020 - 4/15/2022	15,000,000	16,500,340
	San Francisco Building Authority (San Francisco Civic Center Complex), 5.00% due 12/1/2018	13,130,000	13,430,020
	San Joaquin Delta Community College District (Insured: AGM) GO, 0.00%, Series B, due 8/1/2019	7,600,000	7,187,852
	Santa Ana (Insured: Natl-Re) USD GO, 0.00%, Series B, due 8/1/2019	3,425,000	3,340,951
	Santa Ana Financing Authority (Police Administration & Holding Facility; Insured: Natl-Re), 6.25% due 7/1/2018	4,035,000	4,081,604
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), 0.00%, due 9/1/2024	7,000,000	5,860,750
	South San Francisco (Educational Facilities) USD GO, Series E, 4.00% due 6/15/2018	5,130,000	5,156,727
	State of California (Various Purposes) GO,
	4.75% due 4/1/2018	1,250,000	1,250,000
	5.00% due 9/1/2020 - 9/1/2021	15,000,000	16,316,600
	State of California Economic Recovery GO, Series A, 5.00% due 7/1/2018	4,000,000	4,035,120
	Tuolumne Wind Project Authority, Series A, 5.00% due 1/1/2019	2,000,000	2,052,800
	Tustin Community Redevelopment Agency (Tustin Redevelopment), 4.00% due 9/1/2019 - 9/1/2020 (pre-refunded 9/1/2018)	2,060,000	2,121,945
	West Contra Costa (Educational Facilities; Insured: AGM) USD GO, 0.00%, Series C-1, due 8/1/2022	4,000,000	3,583,040
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	6,135,000	6,662,978
	COLORADO — 1.3%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,517,351
	City & County of Denver COP,
a	Series A1, 1.70% due 12/1/2029 (put 4/2/2018)	26,225,000	26,225,000
a	Series A2, 1.70% due 12/1/2029 (put 4/2/2018)	4,475,000	4,475,000
a	Series A3, 1.70% due 12/1/2031 (put 4/2/2018)	795,000	795,000

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	4.00% due 12/15/2019 - 12/15/2020	$1,000,000	$1,048,904
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,613,095
	City of Longmont, 6.00% due 5/15/2019	3,215,000	3,304,570
	Colorado (Northern Colorado Medical Center) HFA, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,509,571
	Colorado (Northern Colorado Medical Center; Insured: AGM) HFA, Series B-REMK, 5.25% due 5/15/2019	2,225,000	2,310,707
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures), 5.00% due 6/1/2018 - 6/1/2021	3,640,000	3,811,757
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,068,420
	5.00% due 12/1/2023	1,330,000	1,515,003
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,200,989
	Park Creek Metropolitan District (Insured: AGM), 5.50% due 12/1/2018 - 12/1/2019	2,200,000	2,292,402
	Regional Transportation District COP,
	Series A,
b	5.50% due 6/1/2021	205,000	220,412
	5.50% due 6/1/2021 (pre-refunded 6/1/2020)	2,165,000	2,334,476
	Regional Transportation District (FasTracks Transportation System) COP, 5.00% due 6/1/2018 - 6/1/2020	10,135,000	10,567,829
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	9,016,240
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,429,530
	CONNECTICUT — 1.4%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	5.00% due 10/1/2022	1,765,000	1,913,931
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,028,905
	City of West Haven (Insured: AGM) GO, 4.00% due 8/1/2018	2,080,000	2,093,312
	State of Connecticut (Educational Facilities) GO, 5.00% due 9/1/2023 - 6/15/2025	35,950,000	40,134,389
	State of Connecticut (Various Capital Projects) GO,
	5.00% due 8/15/2024	1,845,000	2,039,112
	Series B, 5.00% due 5/15/2024 - 5/15/2027	44,500,000	49,814,455
c	Series D, 2.50% (MUNISPA + 0.92%) due 9/15/2019	1,000,000	1,006,440
c	State of Connecticut GO (Various Capital Projects), Series D, 2.35% (MUNISPA + 0.77%) due 9/15/2018	725,000	725,696
	DELAWARE — 0.0%
	Delaware Transportation Authority (Transportation System),
b	5.00% due 7/1/2020	500,000	535,485
	5.00% due 7/1/2022	1,440,000	1,613,045
	DISTRICT OF COLUMBIA — 0.2%
	District of Columbia (Insured: Natl-Re) GO, Series B, 6.00% due 6/1/2018	5,000,000	5,036,150
	District of Columbia (Insured: Syncora) GO, Series B, 5.25% due 6/1/2020	3,005,000	3,228,362
	District of Columbia (National Public Radio),
	5.00% due 4/1/2018	1,745,000	1,745,000
	Series A, 5.00% due 4/1/2019 - 4/1/2020	2,695,000	2,832,424
	FLORIDA — 6.6%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,326,805
	Broward County (Airport, Marina & Port Improvements),
	4.00% due 10/1/2018 - 10/1/2020	2,085,000	2,176,685
	5.00% due 10/1/2018 - 10/1/2020	3,500,000	3,709,935
	Broward County (Port Facilities), 5.50% due 9/1/2018 - 9/1/2019	6,300,000	6,502,538
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2025	22,580,000	25,668,832
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,402,400
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,044,773
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2024	3,525,000	4,018,972
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,344,517
	City of Fort Myers (Gulf Breeze Loan Program; Insured: Natl-Re), 5.00% due 12/1/2018	2,195,000	2,200,619
	City of Jacksonville, Series C, 5.00% due 10/1/2018 - 10/1/2023	3,655,000	3,926,629
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2020	6,695,000	7,059,971
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2019 - 11/15/2026	9,525,000	10,427,362
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,154,144
	City of North Miami Beach (North Miami Beach Water Project),
	3.00% due 8/1/2018	1,280,000	1,285,811
	5.00% due 8/1/2019 - 8/1/2021	3,430,000	3,643,931
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,530,000	4,099,116
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University),
	5.00% due 4/1/2019 - 4/1/2020	2,225,000	2,321,482
	5.25% due 4/1/2018	2,630,000	2,630,000
	5.50% due 4/1/2019	1,705,000	1,769,824
	Florida Higher Educational Facilities Financing Authority (University of Tampa), Series A, 5.00% due 4/1/2019 - 4/1/2022	1,845,000	1,945,386
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2020 - 7/1/2022	12,655,000	13,437,373

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	$990,000	$1,089,059
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,613,873
	Gainesville Utilities System Revenue,
a	Series A-REMK 12/14/15, 1.72% due 10/1/2026 (put 4/2/2018)	2,210,000	2,210,000
a	Series C-REMK 12/14/15, 1.71% due 10/1/2026 (put 4/2/2018)	24,215,000	24,215,000
	Highlands County Health Facilities Authority ETM, 5.00% due 11/15/2019	5,000	5,257
	Highlands County Health Facilities Authority, 5.00% due 11/15/2019	2,995,000	3,147,475
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2018 - 11/1/2021	18,155,000	19,326,304
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,898,441
	Hillsborough County (Tampa Electric Co.) IDA, 5.65% due 5/15/2018	3,200,000	3,214,304
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2028	4,835,000	5,734,842
	Jacksonville Electric Authority (Electric System), Series A, 5.00% due 10/1/2023 - 10/1/2024	2,595,000	2,947,626
	Jacksonville Electric Authority (Water and Sewer System), 5.00% due 10/1/2018	1,500,000	1,525,845
	Lake County School Board (Insured: AMBAC) COP, 5.25% due 6/1/2018	1,475,000	1,483,629
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,430,030
	Manatee County (County Capital Projects), 5.00% due 10/1/2018 - 10/1/2021	5,175,000	5,498,930
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,126,306
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,409,996
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2018 - 6/1/2024	13,465,000	14,330,688
	Miami Beach GO,
	4.00% due 9/1/2019 - 9/1/2021	3,760,000	3,913,469
	5.00% due 9/1/2020 - 9/1/2022	4,720,000	5,085,293
	Miami-Dade County (Building Better Communities) GO, Series B, 5.25% due 7/1/2018	5,040,000	5,086,418
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,882,225
	Miami-Dade County (Professional Sports Franchise Facilities; Insured: AGM), 0.00%, Series C, due 10/1/2018 - 10/1/2019	7,555,000	7,424,096
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	11,864,523
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,589,640
	Miami-Dade County Expressway Authority (Toll System; Insured: AGM), 5.00% due 7/1/2019	7,530,000	7,829,769
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,498,933
	5.00% due 5/1/2031 (put 5/1/2024)	2,425,000	2,764,815
	Series C, 5.00% due 5/1/2025	15,000,000	17,240,100
	Orange County (Orlando Health, Inc.) HFA,
	5.25% due 10/1/2019	6,050,000	6,353,649
	5.375% due 10/1/2023	4,150,000	4,369,037
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA, 6.25% due 10/1/2021	1,540,000	1,672,178
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2019 - 8/1/2025	10,795,000	12,009,905
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2020	600,000	641,406
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,370,000	11,821,938
	Series C,
	4.00% due 8/1/2019 - 8/1/2021	4,775,000	5,041,799
	5.00% due 8/1/2018 - 8/1/2022	3,550,000	3,826,604
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,554,066
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,596,378
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,213,969
	4.00% due 10/1/2020	3,100,000	3,254,008
	Putnam County Development Authority (Seminole Project; Insured: AMBAC), 5.35% due 3/15/2042 (put 5/1/2018)	14,765,000	14,806,489
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements), 5.00% due 6/1/2023	1,940,000	2,206,634
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO,
	Series A,
	5.00% due 6/1/2021 - 6/1/2025	3,350,000	3,865,562
b	5.00% due 6/1/2023	860,000	978,198
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2018 - 10/1/2023	3,330,000	3,647,944
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2018 - 10/1/2022	9,530,000	10,185,136
	South Lake County Hospital District, 5.00% due 10/1/2025	4,140,000	4,383,308
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,155,678
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), 5.00% due 9/1/2021	5,000,000	5,483,450
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018 - 10/1/2019	5,890,000	6,086,967
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.),
	5.00% due 10/15/2023 - 10/15/2024	1,350,000	1,536,695
b	5.00% due 10/15/2025	400,000	457,744
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.; Insured: AGM), 5.00% due 10/15/2018 - 10/15/2019	4,425,000	4,579,610
	Volusia County School Board (University High School, River Springs Middle School) COP, 5.00% due 8/1/2024	1,000,000	1,147,340

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	GEORGIA — 1.2%
a	Athens-Clarke County Unified Government Development Authority (LOC: Wells Fargo Bank N.A.), 1.70% due 7/1/2035 (put 4/2/2018)	$500,000	$500,000
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC),
	4.00% due 6/15/2020	395,000	413,917
	5.00% due 6/15/2019	400,000	414,972
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2024	1,790,000	2,022,141
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,401,372
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	3,003,856
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2018 - 12/1/2024	5,500,000	5,975,361
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2020 - 1/1/2021	585,000	615,821
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport),
	Series B, 5.00% due 1/1/2020 - 1/1/2021	13,000,000	13,717,860
	Series C,
	5.00% due 1/1/2019	3,145,000	3,222,556
	5.25% due 1/1/2020	5,000,000	5,297,450
	5.50% due 1/1/2021	3,525,000	3,868,617
	City of Atlanta (Water & Wastewater System),
	5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,521,238
	6.00% due 11/1/2019	5,650,000	6,030,245
	Development Authority of Bartow County (Georgia Power Co. Plant Bowen Project), 2.70% due 8/1/2043 (put 8/23/2018)	6,000,000	6,016,740
	Fulton County Development Authority (Georgia Tech Athletic Association), 5.00% due 10/1/2022	4,550,000	5,049,135
	Fulton County Facilities Corp. (Public Purpose Project) COP, 5.00% due 11/1/2019	6,600,000	6,936,534
	Hospital Authority of Gwinnett County (Gwinnett Hospital System, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2023	5,000,000	5,192,100
	LaGrange-Troup County Hospital Authority (West Georgia Health Foundation, Inc.), 5.00% due 7/1/2018	550,000	554,691
	Valdosta and Lowndes County Hospital Authority (South Medical Center), Series B, 5.00% due 10/1/2022	1,500,000	1,650,615
	GUAM — 0.6%
	Government of Guam (Economic Development), 5.00% due 1/1/2019	680,000	692,226
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.50% due 12/1/2018 - 12/1/2019	5,000,000	5,204,510
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2019 - 11/15/2024	18,450,000	19,964,268
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2020 - 7/1/2023	1,995,000	2,178,372
	Guam Government, 5.00% due 1/1/2025	305,000	317,429
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	5,070,000	5,545,796
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2022	8,840,000	9,626,023
	HAWAII — 1.5%
	City and County of Honolulu (Capital Improvements) GO, 5.00% due 11/1/2019 - 11/1/2022	23,100,000	25,330,468
c	City and County of Honolulu GO Floating Rate Note (Rail Transit Project), 1.90% (MUNISPA + 0.32%) due 9/1/2025 - 9/1/2028 (put 9/1/2020)	17,075,000	17,081,659
	County of Hawaii (Capital Improvements) GO,
	5.00% due 9/1/2023	800,000	914,104
	Series B, 5.00% due 9/1/2023	1,500,000	1,713,945
	Series C, 5.00% due 9/1/2021 - 9/1/2026	9,250,000	10,636,453
	Series D, 5.00% due 9/1/2023 - 9/1/2026	5,770,000	6,731,762
	Series E, 5.00% due 9/1/2021 - 9/1/2026	6,180,000	6,998,474
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ,
	5.00% due 12/1/2019	1,545,000	1,623,687
	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,418,102
	Series DZ-2017, 5.00% due 12/1/2019	1,455,000	1,533,445
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	6,032,655
	Series EF, 5.00% due 11/1/2018	20,000,000	20,399,800
	IDAHO — 0.7%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,797,060
	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	12,600,000	13,711,572
	State of Idaho (Cash Flow Management) GO, 4.00% due 6/29/2018	30,760,000	30,938,716
	ILLINOIS — 7.0%
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC) GO, 0.00%, due 12/1/2020	12,000,000	11,173,440
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-re), Series A, 5.25% due 4/1/2020	1,000,000	1,050,780
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,134,677
	Chicago O’Hare International Airport (2015 Airport Projects), 5.00% due 1/1/2019 - 1/1/2021	8,350,000	8,789,558
	Chicago O’Hare International Airport (2016 Airport Projects),
	Series B, 5.00% due 1/1/2019	8,500,000	8,712,160
	Series C, 5.00% due 1/1/2027	1,750,000	2,016,315
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	6,335,935
	Chicago Park District (Capital Improvement Plan) GO,
	4.00% due 1/1/2019 - 1/1/2020	1,635,000	1,669,651
	5.00% due 1/1/2023 - 1/1/2025	5,350,000	5,963,347
	Series B,
	4.00% due 1/1/2019 - 1/1/2020	4,475,000	4,578,529
	5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,917,378

Semi-Annual Report  |  11

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Series C, 5.00% due 1/1/2022 - 1/1/2023	$5,155,000	$5,653,010
	Series D, 5.00% due 1/1/2020	530,000	554,873
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,608,060
	Chicago Transit Authority (Federal Transit Program-Rail Systems; Insured: AGM), 5.50% due 6/1/2018	2,500,000	2,514,400
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,824,354
	City of Chicago (Project Fund), Series A, 5.00% due 1/1/2024 - 1/1/2027 (pre-refunded 1/1/2020)	17,850,000	18,835,677
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2021 - 1/1/2023	2,410,000	2,536,472
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2019 - 1/1/2025	19,500,000	21,433,487
	City of Chicago (Wastewater Transmission System; Insured: BHAC), Series A, 5.50% due 1/1/2020	1,400,000	1,403,948
	City of Chicago (Water System),
	5.00% due 11/1/2027	6,250,000	7,077,875
	Series 2017-2, 5.00% due 11/1/2018 - 11/1/2024	7,250,000	7,741,354
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,309,180
	City of Chicago Board of Education (Insured: Natl-Re) GO, Series A, 5.00% due 12/1/2018	1,000,000	1,014,410
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2019 - 12/15/2021	3,425,000	3,576,934
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2019 - 12/30/2022	6,035,000	6,455,452
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,298,812
	Community College District No. 516 (Waubonsee Community College) GO,
	4.50% due 12/15/2020	1,325,000	1,414,491
	5.00% due 12/15/2021	6,175,000	6,820,720
	Community High School District No. 127 (Lake County-Grayslake Educational Facilities.; Insured: Syncora) GO, 7.375% due 2/1/2020	1,000,000	1,096,720
	Community Unit School District No. 200 (DuPage County Educational Facilities; Insured: FSA) GO, Series D, 5.25% due 10/1/2023	1,000,000	1,049,280
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, 0.00%, due 2/1/2021	3,165,000	2,928,131
	Community Unit School District No. 428 (DeKalb County Educational Facilities) GO, 0.00%, due 1/1/2021	6,140,000	5,696,201
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,893,786
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,638,733
	5.25% due 12/1/2025 - 12/1/2026	3,315,000	3,605,816
	Cook County School District No. 97 (Village of Oak Park; Insured: Natl-Re) GO, 9.00% due 12/1/2018	4,000,000	4,188,240
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,487,700
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	4,168,626
	5.00% due 11/15/2020 - 11/15/2022	9,195,000	9,894,710
	Series D, 5.00% due 11/15/2019	3,690,000	3,860,958
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools), 3.00% due 1/15/2020	2,630,000	2,677,656
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,607,370
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,125,000	10,328,693
a	Illinois Development Finance Authority, 1.70% due 5/1/2031 (put 4/2/2018)	34,300,000	34,300,000
	Illinois Finance Authority (Advocate Health Care),
	5.00% due 8/1/2023 - 8/1/2025	2,765,000	3,169,299
	5.50% due 11/1/2018	510,000	521,179
	Series A-1, 5.00% due 11/1/2030 (put 1/15/2020)	1,250,000	1,317,138
	Series D, 5.00% due 4/1/2020 (pre-refunded 4/1/2019)	1,315,000	1,359,197
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2020 - 11/15/2025	4,020,000	4,559,375
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,000,000	1,068,780
a	Illinois Finance Authority, 1.70% due 8/15/2042 (put 4/2/2018)	47,675,000	47,675,000
	Illinois State Toll Highway Authority,
	Series A-1, 5.00% due 1/1/2025	6,500,000	6,848,530
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,899,275
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, 0.00%, due 12/1/2021	2,000,000	1,833,772
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,072,135
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,819,580
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series B, 5.00% due 12/15/2020	4,000,000	4,225,000
	Railsplitter Tobacco Settlement Authority,
	5.00% due 6/1/2019	22,000,000	22,776,380
	5.125% due 6/1/2019	6,780,000	7,028,962
	State of Illinois (Build Illinois) GO, 5.00% due 4/1/2026	5,000,000	5,006,550
	State of Illinois (Build Illinois),
	Series A, 5.00% due 6/15/2023 - 6/15/2025	14,650,000	16,537,109
	Series B, 5.00% due 6/15/2021 (pre-refunded 6/15/2019)	9,945,000	10,337,827
	State of Illinois (Insured: BAM-TCRS National), Series BAM-TCRS, 6.00% due 6/15/2026	3,455,000	4,242,809
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2019 - 1/1/2021	4,700,000	4,883,456
	University of Illinois Board of Trustees (Insured: AGM) COP, Series B, 5.00% due 10/1/2019	955,000	964,158
	Village of Melrose Park (Insured: Natl-Re), Series A, 5.20% due 7/1/2018	580,000	584,808
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	668,550
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,845,277
	Will County Valley View Community Unit School District No. 365 (Insured: AGM) GO, 0.00%, Series B, due 11/1/2018	3,370,000	3,332,795

12  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	INDIANA — 2.1%
	Avon Community School Building Corp.,
	4.00% due 7/15/2018 - 7/15/2019	$2,000,000	$2,035,360
	5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,612,036
	Board of Trustees for the Vincennes University,
	Series J,
	4.00% due 6/1/2018	1,000,000	1,003,970
	5.00% due 6/1/2020	1,000,000	1,067,730
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,413,213
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	2,320,000	2,481,147
	Duneland School Building Corp. (State Aid Withholding), 0.00%, due 2/1/2020 - 8/1/2021	12,480,000	11,797,572
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 -1/15/2024	3,210,000	3,583,076
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,419,704
	Indiana Finance Authority (Community Health Network),
	Series A,
	4.00% due 5/1/2018	2,820,000	2,825,076
	5.00% due 5/1/2019 - 5/1/2022	6,130,000	6,574,749
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,261,680
	Indiana Finance Authority (Indiana University Health System), Series N, 5.00% due 3/1/2020 - 3/1/2022	18,120,000	19,542,416
	Indiana Finance Authority (Indianapolis Airport), Series A-1, 5.00% due 11/1/2018	2,750,000	2,804,477
a	Indiana Finance Authority (LOC: Barclays Bank plc), 1.72% due 11/1/2037 (put 4/2/2018)	24,000,000	24,000,000
	Indiana Finance Authority (Marian University Health Sciences), 5.00% due 9/15/2018 - 9/15/2021	7,605,000	8,018,319
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,263,934
	Indiana Finance Authority (Rockville Correctional Facilities), 5.25% due 7/1/2018	2,150,000	2,169,629
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2018	1,250,000	1,273,450
	Indiana Finance Authority (Wabash Correctional Facilities), 5.25% due 7/1/2018	1,000,000	1,009,110
a	Indiana Finance Authority, 1.72% due 2/1/2037 (put 4/2/2018)	10,075,000	10,075,000
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	4,990,896
	Knox Middle School Building Corp. (Insured: Natl-Re) (State Aid Withholding), 0.00%, due 1/15/2020	1,295,000	1,234,744
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2019 - 1/15/2022	5,050,000	5,270,750
	5.00% due 7/15/2019 - 7/15/2022	5,100,000	5,468,910
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding),
	3.00% due 1/10/2019	1,000,000	1,010,110
	4.00% due 7/10/2019	1,000,000	1,028,230
	5.00% due 7/10/2020 - 7/10/2021	3,090,000	3,319,340
	Whitko High School Building Corp. (School Corp. Capital Improvements) (State Aid Withholding), 4.00% due 7/15/2018	1,025,000	1,031,837
	Zionsville Community Schools Building Corp. (Insured: AGM) (State Aid Withholding), 5.00% due 7/15/2019	1,100,000	1,135,739
	IOWA — 0.3%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2019 - 6/1/2022	14,125,000	14,687,459
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,865,878
	KANSAS — 0.9%
	Kansas (National Bio and Agro-Defense Facility) DFA, 5.00% due 4/1/2020 - 4/1/2025	39,450,000	43,702,893
	Kansas (New Jobs Training; Insured: BAM) DFA, 5.00% due 12/1/2020	1,500,000	1,576,905
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	7,051,436
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	4,055,734
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,609,355
	KENTUCKY — 1.8%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2021 - 11/1/2026	61,960,000	70,417,051
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, 0.00%, Series B, due 10/1/2019 - 10/1/2023	21,680,000	19,974,378
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,712,822
	Louisville/Jefferson County Metropolitan Government (Louisville Gas and Electric Company), 1.50% due 10/1/2033 (put 4/1/2019)	16,725,000	16,659,438
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2024 - 10/1/2026	5,200,000	6,014,788
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,575,444
	LOUISIANA — 2.6%
	City of Bossier (Public Improvements; Insured: AGM),
	Series ST-2010,
	4.00% due 12/1/2018	2,020,000	2,051,997
	4.50% due 12/1/2021	2,240,000	2,422,672
	City of Lafayette (Utilities System Improvements), 5.00% due 11/1/2019	1,000,000	1,048,580
	City of New Orleans (Audubon Park Aquarium; Insured: AGM) GO, Series A1, 4.00% due 10/1/2018	1,110,000	1,123,453
	City of New Orleans (Public Improvements) GO,
	4.00% due 12/1/2018 - 12/1/2019	1,450,000	1,484,900
	5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,736,817
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2019 - 12/1/2021	12,030,000	13,002,782
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2020 - 12/1/2024	31,150,000	34,724,835

Semi-Annual Report  |  13

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Consolidated Sales Tax District A of the Parish of LaFourche (Roads, Bridges & Drainage Works), 4.00% due 3/1/2021 - 3/1/2022	$3,535,000	$3,726,028
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,442,201
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2020 - 7/15/2023	3,780,000	4,136,160
	Jefferson Sales Tax District Parish of Jefferson (Sewerage Capital Project; Insured: AGM), Series B, 5.00% due 12/1/2018	2,000,000	2,044,360
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,963,655
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2020 - 1/1/2023	4,240,000	4,585,870
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project),
	4.00% due 12/1/2018 - 12/1/2019	3,965,000	4,050,681
	5.00% due 12/1/2020	1,200,000	1,294,752
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 -10/1/2027	19,015,000	21,862,711
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Town of Vinton Public Power Authority; Insured: AGM), 4.50% due 10/1/2018 - 10/1/2019	2,000,000	2,055,410
	Louisiana Offshore Terminal Authority (Deepwater Oil Port-Loop, LLC), Series A, 5.00% due 10/1/2018	22,140,000	22,470,550
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,916,474
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2018 - 5/1/2021	7,095,000	7,368,081
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2019 - 12/1/2022	3,110,000	3,320,579
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2019 - 1/1/2023	1,525,000	1,639,394
	Parish of Orleans School District (Insured: AGM) GO, 5.00% due 9/1/2018 - 9/1/2020	8,640,000	8,975,366
	Parish of Plaquemines Law Enforcement District GO,
	5.00% due 9/1/2019	1,005,000	1,030,517
	5.00% due 9/1/2021 (pre-refunded 9/1/2019)	1,115,000	1,166,234
	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	14,195,000	15,089,001
	Parish of Terrebonne Hospital Service District No. 1 (Terrebonne General Medical Center),
	5.00% due 4/1/2018 - 4/1/2021	4,295,000	4,435,548
	5.00% due 4/1/2021 (pre-refunded 4/1/2020)	835,000	887,288
	MAINE — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), 5.00% due 10/1/2020 - 10/1/2023	5,180,000	5,746,370
	MARYLAND — 0.3%
	Maryland Economic Development Corp. (Public Health Laboratory),
	4.00% due 6/1/2022	8,245,000	8,744,894
	5.00% due 6/1/2021	8,725,000	9,576,211
a	Montgomery County GO, Series E, 1.71% due 11/1/2037 (put 4/2/2018)	700,000	700,000
	MASSACHUSETTS — 1.2%
	Berkshire Wind Power Cooperative Corp.,
	5.00% due 7/1/2018 - 7/1/2019	5,590,000	5,723,184
	5.00% due 7/1/2020 (pre-refunded 1/1/2020)	2,965,000	3,133,975
	Massachusetts (Insured BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	10,410,441
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series H-1, 5.00% due 7/1/2020	5,000,000	5,337,700
	Massachusetts Development Finance Agency (CareGroup Healthcare), Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,670,448
	Massachusetts Development Finance Agency (Dominion Energy Brayton Point Station Units 1 and 2), 5.75% due 12/1/2042 (pre-refunded 5/1/2019)	2,000,000	2,086,120
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System),
	Series H-1,
	3.00% due 7/1/2018	1,000,000	1,003,230
	5.00% due 7/1/2022 - 7/1/2025	15,265,000	17,353,365
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	685,113
	Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	7,500,000	7,952,925
	Massachusetts Health & Educational Facilities Authority (UMass Memorial Health Care), Series G, 5.00% due 7/1/2018	4,290,000	4,323,076
	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	11,915,000	11,921,434
	MICHIGAN — 3.0%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,131,043
	Byron Center Michigan Public Schools (Insured: AGM/Q-SBLF), 4.00% due 5/1/2018 - 5/1/2020	2,935,000	2,983,624
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	667,788
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2018 - 5/1/2021	3,000,000	3,104,860
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM),
	5.00% due 5/15/2018 - 5/15/2021	6,805,000	6,978,686
	5.00% due 5/15/2021 (pre-refunded 5/15/2020)	1,300,000	1,384,877
	Livonia Public Schools School District (School Building & Site) GO,
	Series I,
	4.00% due 5/1/2020	800,000	827,264
	5.00% due 5/1/2021	900,000	971,514
	Michigan Finance Authority (Beaumont Health Credit Group),
	4.00% due 8/1/2018	500,000	503,665
	5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,467,684
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,156,590
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,159,995
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2019 - 8/1/2022	5,040,000	5,404,584
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,947

14  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	$4,305,000	$4,958,578
	Michigan State Hospital Finance Authority (Ascension Health), Series F-2-REM, 1.90% due 11/15/2047 (put 4/1/2021)	2,900,000	2,882,426
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.50% due 11/15/2018	3,500,000	3,582,915
	Michigan State Hospital Finance Authority (Trinity Health), 6.00% due 12/1/2018	2,000,000	2,057,180
	Michigan Strategic Fund (Michigan House of Representatives Facilities; Insured: AGM), Series A, 5.25% due 10/15/2019 - 10/15/2020 (pre-refunded 10/15/2018)	6,575,000	6,705,119
	Novi Community School District (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF) GO, 5.00% due 5/1/2018 - 5/1/2019	1,800,000	1,831,234
	Plymouth-Canton Community Schools (Insured: Q-SBLF) GO,
	Series A,
	4.00% due 5/1/2018 - 5/1/2019	2,500,000	2,527,580
	5.00% due 5/1/2020	1,000,000	1,063,480
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2020 - 9/1/2024	6,940,000	7,709,339
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO,
	3.00% due 5/1/2019	445,000	450,767
b	4.00% due 5/1/2020	350,000	365,047
	4.00% due 5/1/2021 - 5/1/2023	1,730,000	1,852,468
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020 - 5/1/2022	9,200,000	9,983,282
	Sparta Area Schools, Counties of Kent and Ottawa (School Building & Site; Insured: Q-SBLF) GO, 5.00% due 5/1/2018 - 5/1/2020	2,620,000	2,707,004
	St. Johns Public Schools (Insured: Natl-Re/FGIC/Q-SBLF) GO, 5.00% due 5/1/2021	1,000,000	1,060,870
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,321,793
	State of Michigan (Jobs Today Highway Program & Governor’s Economic Stimulus Program), 5.00% due 3/15/2025	19,000,000	21,986,610
	Utica Community Schools County of Macomb (Technology Infrastructure Improvements; Insured: Q-SBLF) GO, 4.00% due 5/1/2018 - 5/1/2019	11,650,000	11,876,382
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2018 - 5/1/2021	3,000,000	3,153,830
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C,
	5.00% due 12/1/2019	12,645,000	13,323,151
	5.50% due 12/1/2020	4,395,000	4,765,367
	Series D, 5.50% due 12/1/2019 - 12/1/2020	5,715,000	6,138,129
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	17,480,000	20,214,468
	MINNESOTA — 1.1%
	City of Rochester (Mayo Clinic), Series A, 4.00% due 11/15/2030 (put 11/15/2018)	1,450,000	1,471,605
	City of St. Cloud (CentraCare Health System), Series A, 5.00% due 5/1/2018 - 5/1/2020	9,910,000	10,250,016
	City of St. Paul Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare Project), 5.25% due 2/1/2020 (pre-refunded 2/1/2019)	2,010,000	2,068,717
	County of Clay (State-Aid Road Improvements) GO, Series A, 3.00% due 4/1/2018	1,225,000	1,225,000
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) ISD, 3.00% due 4/1/2021	1,125,000	1,157,209
	Minneapolis MN/St Paul Housing & Redevelopment Authority (LOC: JPMorgan Chase Bank, N.A.),
a	Series B-1, 1.71% due 11/15/2035 (put 4/2/2018)	4,530,000	4,530,000
a	Series B-2, 1.70% due 11/15/2035 (put 4/2/2018)	34,115,000	34,115,000
	Northern Municipal Power Agency (Electric System), Series A1, 5.00% due 1/1/2019 - 1/1/2020	8,500,000	8,811,555
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,468,281
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building),
	Series 2,
	4.00% due 12/1/2018	3,925,000	3,988,467
	5.00% due 12/1/2019 - 12/1/2020	4,675,000	4,992,547
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,109,419
	MISSISSIPPI — 0.3%
	Mississippi Development Bank (Department of Corrections), Series C, 5.00% due 8/1/2018	4,910,000	4,964,059
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2020 - 1/1/2023	6,500,000	7,031,165
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2020 - 1/1/2023	5,250,000	5,689,155
	MISSOURI — 1.2%
	Cass County COP,
	4.00% due 5/1/2018	2,255,000	2,259,059
	4.50% due 5/1/2019	1,270,000	1,305,319
	5.00% due 5/1/2020 - 5/1/2021	4,005,000	4,221,746
	City of St. Louis (Cash Flow Management) GO, 3.00% due 6/1/2018	4,500,000	4,510,395
a	Health & Educational Facilities Authority of the State of Missouri, Series C-REMK, 1.70% due 3/1/2040 (put 4/2/2018)	1,600,000	1,600,000
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2019 - 12/1/2021	1,500,000	1,587,960
	Kansas City (Kansas City Redevelopment District) IDA,
b	5.00% due 9/1/2018	695,000	704,487
	5.00% due 9/1/2018	1,305,000	1,322,813
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), 0.00%, Series B-1, due 4/15/2021	10,055,000	9,333,453
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), 0.00%, Series B-1, due 4/15/2022	5,040,000	4,534,085
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: Natl-Re), 5.00% due 4/15/2018	1,000,000	1,001,140
	Missouri Development Finance Board (City of Independence Electric System),
	Series B, 5.00% due 6/1/2018 - 6/1/2020	4,495,000	4,624,418
	Series F, 4.00% due 6/1/2019 - 6/1/2022	7,885,000	8,233,718
a	Missouri Development Finance Board, Series A, 1.70% due 12/1/2033 (put 4/2/2018)	16,410,000	16,410,000

Semi-Annual Report  |  15

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Missouri Health and Educational Facilities Authority (Children’s Mercy Hospital),
	5.00% due 5/15/2019 - 5/15/2020	$1,170,000	$1,211,779
	5.00% due 5/15/2020 (pre-refunded 5/15/2019)	830,000	860,154
	Platte County (Community & Resource Centers),
	4.00% due 4/1/2018	2,110,000	2,110,000
	5.00% due 4/1/2019 - 4/1/2021	4,440,000	4,693,188
	Southeast Missouri State University (City of Cape Girardeau Campus System Facilities), 5.00% due 4/1/2018 - 4/1/2020	3,990,000	4,168,031
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2019 - 4/1/2022	8,570,000	9,038,472
	NEBRASKA — 0.1%
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,894,210
	NEVADA — 3.0%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2019 - 9/1/2027	6,155,000	6,756,790
	City of Las Vegas (City Hall) COP, 5.00% due 9/1/2018	4,000,000	4,056,260
	City of Las Vegas (Performing Arts Center) GO, 7.00% due 4/1/2018	2,095,000	2,095,000
	City of Reno (Washoe Medical Center; Insured: AGM), 5.25% due 6/1/2018	1,000,000	1,005,740
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,841,626
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	51,960,971
	Series E, 5.00% due 6/15/2021	21,405,000	23,357,350
	Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	3,000,000	3,076,230
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	6,205,000	7,083,705
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	64,712,728
	Series B, 5.00% due 12/1/2025	20,000,000	23,416,400
	Series C, 5.00% due 6/1/2020 - 6/1/2021	9,255,000	10,023,658
	Series D, 5.00% due 6/1/2019 - 6/1/2020	6,080,000	6,469,714
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,608,502
	NEW HAMPSHIRE — 0.2%
a	New Hampshire Health and Education Facilities Authority Act, 1.70% due 7/1/2033 - 7/1/2035 (put 4/2/2018)	4,650,000	4,650,000
	New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020 - 8/15/2022	3,770,000	4,219,125
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2020 - 2/1/2021	2,260,000	2,422,092
	NEW JERSEY — 2.9%
	Burlington County Bridge Commission (County Governmental Loan Program), 5.00% due 12/1/2018	1,000,000	1,022,580
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2020 - 8/1/2021	5,455,000	5,759,186
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,596,659
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	5,000,000	5,926,950
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM),
	4.75% due 10/1/2018 - 10/1/2019	6,390,000	6,619,377
	5.375% due 10/1/2020	2,020,000	2,180,469
	New Jersey (New Jersey Transit Corporation) EDA, Series B, 5.00% due 11/1/2024 - 11/1/2026	16,000,000	17,579,680
	New Jersey (School Facilities Construction) EDA,
	5.00% due 9/1/2020 - 3/1/2026	11,650,000	12,423,230
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,492,667
	Series GG, 5.75% due 9/1/2023	550,000	592,163
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	5,525,000	5,819,814
	New Jersey Health Care Facilities Financing Authority (Virtua Health Issue), 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,746,390
	New Jersey Higher Educational Assistance Authority,
	Series 1A,
	5.00% due 12/1/2018	3,000,000	3,056,940
	5.25% due 12/1/2019	5,650,000	5,918,996
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,640,119
	New Jersey Transportation Trust Fund Authority (Federal Highway), 5.00% due 6/15/2028	7,330,000	7,368,922
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
c	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	6,250,000	6,274,625
	5.00% due 6/15/2020 - 6/15/2027	49,285,000	53,443,448
	Series A,
	5.00% due 6/15/2024	1,710,000	1,871,715
	5.25% due 12/15/2022	2,000,000	2,185,720
	Series B, 5.00% due 6/15/2019 - 6/15/2021	4,570,000	4,830,058
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,983,587
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2022	22,595,000	22,735,541
	Passaic Valley Sewer Commissioners (Sewer System) GO,
	Series G,
	5.625% due 12/1/2018	1,210,000	1,241,303
	5.75% due 12/1/2019 - 12/1/2021	10,750,000	11,815,678

16  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	NEW MEXICO — 1.4%
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2019	$5,885,000	$6,141,174
	Carlsbad Municipal School District (Educational Facilities) GO, 5.00% due 8/1/2023	1,650,000	1,882,798
	City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2023	1,360,000	1,552,671
	City of Farmington (Southern California Edison Co.-Four Corners Project), 1.875% due 4/1/2029 (put 4/1/2020)	3,000,000	2,979,330
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	2,585,000	2,756,747
	County of Los Alamos (Public Facilities), 5.50% due 6/1/2018	1,205,000	1,212,555
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2018 - 12/1/2021	8,000,000	8,344,460
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,051,011
a	New Mexico Hospital Equipment Loan Council, 1.70% due 8/1/2034 (put 4/2/2018)	51,460,000	51,460,000
	New Mexico State University, Series B, 5.00% due 4/1/2020 - 4/1/2022	6,190,000	6,683,869
	Rio Rancho Public School District No 94 GO, 5.00% due 8/1/2026	1,085,000	1,280,604
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, 4.00% due 8/1/2018	3,940,000	3,970,417
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,468,013
	State of New Mexico (Educational Facilities), 5.00% due 7/1/2020	4,000,000	4,285,720
	NEW YORK — 11.7%
	City of Long Beach School District (Insured: AGM) (State Aid Withholding) GO, 3.50% due 5/1/2022	1,600,000	1,659,536
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2021 - 8/1/2023	25,145,000	28,145,215
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,655,740
	Series J, 5.00% due 8/1/2021 - 8/1/2024	80,480,000	91,644,132
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	23,184,293
	Erie County Individual Development Agency (Buffalo School District), Series A, 5.00% due 5/1/2018	5,000,000	5,014,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	14,500,000	14,795,220
	Metropolitan Transportation Authority,
	Series A, 5.00% due 11/15/2020	2,000,000	2,164,960
	Series A2-GREEN BOND, 5.00% due 11/15/2025 - 11/15/2027	44,520,000	52,306,053
	Series C-1, 5.00% due 11/15/2027 - 11/15/2028	21,960,000	26,032,293
	Series C-2B, 5.00% due 11/15/2034 (put 2/15/2020)	550,000	580,074
	Series D, 5.00% due 11/15/2020 - 11/15/2021	37,280,000	40,863,140
	Monroe County Industrial Development Corp. (St. John Fisher College), Series A, 5.00% due 6/1/2018 - 6/1/2022	4,455,000	4,724,496
	Nassau County (New York Institute of Technology) IDA, Series A, 5.25% due 3/1/2020	1,715,000	1,826,629
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2019 - 2/15/2021	15,315,000	16,151,878
	New York City Transitional Finance Authority (City Capital Projects & WTC Recovery Costs),
	5.00% due 11/1/2018	3,075,000	3,136,285
	Series B, 5.00% due 11/1/2018	3,145,000	3,207,680
	Series D, 5.00% due 11/1/2018	11,730,000	11,963,779
	Series E, 5.00% due 11/1/2018	14,725,000	15,018,469
	New York City Transitional Finance Authority Future Tax Secured Revenue,
a	1.73% due 11/1/2036 - 2/1/2045 (put 4/2/2018)	84,260,000	84,260,000
a	1.75% due 8/1/2031 (put 4/2/2018)	3,700,000	3,700,000
a	Series 1-SUB 1D, 1.75% due 11/1/2022 (put 4/2/2018)	15,750,000	15,750,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), 5.00% due 12/1/2026	2,500,000	2,975,350
a	New York City Water & Sewer System (LOC: Citibank N.A.), Series F-SUBSER F-2-REMK 10/2, 1.70% due 6/15/2035 (put 4/2/2018)	9,510,000	9,510,000
	New York City Water & Sewer System,
a	1.71% due 6/15/2039 (put 4/2/2018)	3,100,000	3,100,000
a	1.73% due 6/15/2032 - 6/15/2050 (put 4/2/2018)	132,060,000	132,060,000
a	1.77% due 6/15/2044 (put 4/2/2018)	2,700,000	2,700,000
a	New York GO, Series 1-SUBSER I-2, 1.73% due 3/1/2040 (put 4/2/2018)	11,100,000	11,100,000
	New York State Dormitory Authority (Metropolitan Transportation Authority Service Contract), Series A, 5.00% due 12/15/2019	60,000,000	63,364,800
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,000,000	1,068,230
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	155,483
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	2,072,375
	Series G,
	2.25% due 4/1/2018	4,800,000	4,800,000
	5.00% due 4/1/2018 - 10/1/2022	2,685,000	2,848,039
	Series H, 5.00% due 10/1/2018 - 10/1/2021	4,730,000	4,988,201
	Series J, 5.00% due 10/1/2018 - 10/1/2020	7,940,000	8,328,133
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series F, 5.00% due 10/1/2018 -10/1/2021	7,950,000	8,387,741
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2024	8,650,000	9,776,051
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	5.00% due 1/1/2020 - 1/1/2022	7,500,000	8,135,655
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,464,680
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	19,914,243
	New York State Thruway Authority (New NY Bridge), 5.00% due 5/1/2019	5,000,000	5,177,050
	Suffolk County Economic Development Corp. (Catholic Health Services), 5.00% due 7/1/2020 - 7/1/2022	15,000,000	16,143,050
	Town of Oyster Bay GO, Series A, 3.50% due 6/1/2018	5,125,000	5,136,787

Semi-Annual Report  |  17

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	5.00% due 11/15/2025 - 11/15/2027	$19,730,000	$23,688,566
	Series A, 5.00% due 11/15/2021	5,140,000	5,709,512
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2019	4,000,000	4,159,240
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,123,190
	NORTH CAROLINA — 2.1%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	3.00% due 1/15/2021	1,595,000	1,641,446
	4.00% due 1/15/2019 - 1/15/2022	1,445,000	1,515,394
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,789,506
a	Charlotte-Mecklenburg Hospital Authority, 1.73% due 1/15/2037 - 1/15/2038 (put 4/2/2018)	68,820,000	68,820,000
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	8,940,000	10,159,955
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,669,413
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2018 - 6/1/2022	2,180,000	2,262,853
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,120,435
	County of Mecklenburg (County Debt Restructuring) GO, Series A, 5.00% due 12/1/2018	3,015,000	3,083,501
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,952,532
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,535,836
	North Carolina Eastern Municipal Power Agency,
	5.00% due 1/1/2022	4,715,000	5,226,295
	Series B, 5.00% due 1/1/2021	5,000,000	5,429,250
	North Carolina Municipal Power Agency (Catawba Electric),
	4.00% due 1/1/2022	1,000,000	1,067,310
	Series A, 4.00% due 1/1/2020	1,550,000	1,610,951
	5.00% due 1/1/2019 - 1/1/2020	5,500,000	5,669,098
	State of North Carolina (State Capital Projects and Correctional Facilities), Series B, 5.00% due 11/1/2019	23,635,000	24,851,494
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2019 - 4/1/2022	1,760,000	1,875,540
	NORTH DAKOTA — 0.0%
	County of Ward (Insured: AGM), 4.00% due 4/1/2020	2,445,000	2,546,981
	OHIO — 3.1%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,099,370
	American Municipal Power, Inc. (AMP Combined Hydroelectric Projects), Series C, 5.25% due 2/15/2019	5,595,000	5,768,501
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2020 - 2/15/2022	5,915,000	6,410,191
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,111,980
	City of Akron (Community Learning Centers), 5.00% due 12/1/2021	4,120,000	4,547,986
	City of Akron (Various Municipal Capital Projects) GO, Series A, 5.00% due 12/1/2019	1,685,000	1,774,794
	City of Cleveland (City Capital Projects) GO, Series A, 2.00% due 12/1/2018	700,000	702,380
	City of Cleveland (City Capital Projects; Insured: AMBAC) GO, 5.50% due 10/1/2019	1,260,000	1,330,736
	City of Cleveland (Cleveland Stadium) COP, 4.75% due 11/15/2020	2,000,000	2,126,320
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,076,978
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,280,899
	5.00% due 12/1/2024 - 12/1/2026	10,895,000	12,649,278
	City of Cleveland (Parks & Recreation Facilities),
	4.00% due 10/1/2018 - 10/1/2019	1,020,000	1,044,117
	5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,751,769
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2019 - 5/15/2021	4,105,000	4,342,963
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,345,210
	City of Cleveland (Public Facilities),
b	4.00% due 10/1/2019	600,000	620,460
	5.00% due 10/1/2020 - 10/1/2023	2,570,000	2,869,093
	City of Toledo (Water System Improvements), 5.00% due 11/15/2018 - 11/15/2023	12,440,000	13,612,864
	Cleveland Package Facilities (Insured: AGM), 5.25% due 9/15/2021	965,000	1,069,722
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2019 - 6/1/2022	4,700,000	5,073,365
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2019	2,000,000	2,093,340
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,226,616
	County of Clermont (Sanitary Sewer System), 4.00% due 8/1/2019	1,420,000	1,431,062
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2019 - 12/1/2024	29,470,000	33,112,166
	County of Hamilton, Series A, 5.00% due 12/1/2018 - 12/1/2026	20,150,000	22,731,377
	County of Scioto, 5.00% due 2/15/2022 - 2/15/2025	6,465,000	7,288,621
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center), 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,811,850

18  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Kent State University (Insured: AGC),
	Series B,
	5.00% due 5/1/2020	$85,000	$88,038
	5.00% due 5/1/2020 (pre-refunded 5/1/2019)	915,000	947,601
a	Ohio Higher Educational Facility Commission, 1.70% due 1/1/2043 (put 4/2/2018)	1,660,000	1,660,000
	Ohio State Building Authority, 5.00% due 10/1/2020	1,700,000	1,783,470
	Ohio Turnpike & Infrastructure Commission, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	17,335,951
	RiverSouth Authority (RiverSouth Area Redevelopment), 5.00% due 12/1/2019	2,500,000	2,634,500
	State of Ohio (Common Schools Capital Facilities) GO, Series D, 5.50% due 9/15/2019	4,150,000	4,379,785
	State of Ohio (Cultural and Sports Capital Facilities), 5.00% due 10/1/2020	3,845,000	4,137,951
	State of Ohio (Major New Street Infrastructure Project),
	4.00% due 12/15/2018 - 12/15/2019	2,000,000	2,053,720
	5.00% due 12/15/2020 - 12/15/2026	10,500,000	11,959,075
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2018 - 12/1/2023	10,060,000	10,507,045
	OKLAHOMA — 0.7%
	Canadian County Educational Facilities Authority (Mustang Public Schools),
	4.00% due 9/1/2019	1,410,000	1,453,611
	4.50% due 9/1/2020 - 9/1/2021	4,980,000	5,311,459
	Cleveland County Educational Facilities Authority (Moore Public Schools), 5.00% due 6/1/2023	5,355,000	6,024,161
	Oklahoma (INTEGRIS Health) DFA,
	5.00% due 8/15/2018	500,000	506,380
	Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,428,609
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023 - 7/1/2024	1,125,000	1,291,918
	Oklahoma County Finance Authority (Western Heights Public Schools),
	4.00% due 9/1/2018	250,000	252,290
	5.00% due 9/1/2018 - 9/1/2020	4,120,000	4,288,478
	Oklahoma County Finance Authority, 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,619,020
	Tulsa County Industrial Authority (Broken Arrow Public Schools), 4.50% due 9/1/2020 - 9/1/2021	10,360,000	11,200,617
	Tulsa County Industrial Authority (Jenks Public Schools), 5.50% due 9/1/2018	4,210,000	4,277,823
	Tulsa County Industrial Authority, 5.00% due 9/1/2020 - 9/1/2022	4,215,000	4,626,030
	OREGON — 0.7%
	Hillsboro School District No. 1J (School Capital Improvements) GO, 5.00% due 6/15/2025 - 6/15/2027	10,630,000	12,640,849
	Polk County Dallas School District No. 2 (Capital Improvements) GO, 0.00%, due 6/15/2019 - 6/15/2021	1,990,000	1,887,760
	State of Oregon (Cash Management) GO, Series A, 5.00% due 9/28/2018	31,500,000	32,025,735
	Tri-County Metropolitan Transportation District of Oregon, 5.00% due 10/1/2028	2,845,000	3,357,442
	PENNSYLVANIA — 5.2%
	Adams County (Gettysburg College) IDA, 5.00% due 8/15/2019	1,765,000	1,840,630
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2020 - 3/1/2025	2,195,000	2,469,948
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center),
	5.00% due 5/15/2018	5,915,000	5,938,305
	Series A, 5.00% due 9/1/2018	3,100,000	3,142,563
	Series B, 5.00% due 6/15/2018	3,310,000	3,332,342
	Allegheny County Sanitary Authority (2015 Capital Project),
	4.00% due 12/1/2018	650,000	660,205
	5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,844,252
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,173,290
	Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,372,473
	Athens Area School District (Insured: AGM) (State Aid Withholding) GO, Series B, 3.00% due 4/15/2018 - 4/15/2019	5,280,000	5,283,826
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	33,233,802
	City of Philadelphia (Pennsylvania Gas Works),
	5.00% due 10/1/2020 - 8/1/2025	12,200,000	13,770,919
	Series 1998, 5.00% due 7/1/2018	1,395,000	1,406,718
	City of Philadelphia (Philadelphia Gas Works), 2.00% due 8/1/2018	4,765,000	4,771,290
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	9,885,000	11,524,220
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025 - 8/1/2026	25,130,000	28,833,655
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,222,419
	Commonwealth Financing Authority, 5.00% due 6/1/2023	930,000	1,024,832
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, 5.00% due 3/15/2022	12,485,000	13,745,735
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	49,450,000	56,095,191
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM),
	3.00% due 12/15/2018	435,000	439,367
	4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,901,567
a	Hospitals & Higher Education Facilities Authority of Philadelphia, 1.70% due 2/15/2021 (put 4/2/2018)	785,000	785,000
	Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2018	1,105,000	1,125,608
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	5.00% due 12/15/2023	2,680,000	3,024,675
	5.25% due 12/15/2024	4,770,000	5,421,916
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,209,632
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2020 - 12/15/2027	6,545,000	7,175,848
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2021 - 2/15/2022	3,650,000	3,984,818

Semi-Annual Report  |  19

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	$3,000,000	$3,315,810
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,282,848
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,792,496
	Norwin School District (Insured: AGM) (State Aid Withholding) GO, 4.00% due 4/1/2018	1,835,000	1,835,000
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,712,079
	Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,155,335
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing), 4.00% due 10/1/2022	2,075,000	2,128,825
	Pennsylvania Higher Educational Facilities Authority (Univerity of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,192,850
	Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center), Series E, 5.00% due 5/15/2019 - 5/15/2020	10,700,000	11,234,689
	Pennsylvania Turnpike Commission, 5.00% due 12/1/2022 - 12/1/2027	6,725,000	7,809,232
	Philadelphia Authority for Industrial Development (Mast Charter School), 5.00% due 8/1/2020	325,000	337,038
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,799,014
	Philadelphia School District (State Aid Withholding) GO,
	Series C, 5.00% due 9/1/2019	18,410,000	19,211,203
	Series E,
	5.00% due 9/1/2019	4,210,000	4,393,219
	5.25% due 9/1/2021	2,265,000	2,425,770
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,299,250
	Series B,
	5.00% due 9/1/2023	2,520,000	2,869,776
	5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,727,426
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	4.00% due 9/15/2018 - 9/15/2021	5,795,000	6,021,458
	5.00% due 9/15/2022 - 9/15/2024	5,260,000	5,892,743
	School District of Philadelphia (School Reform Commission) (State Aid Withholding) GO, Series D, 5.00% due 9/1/2018	5,250,000	5,318,407
d	School District of Philadelphia GO, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,714,219
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	8,969,437
	Wayne County Hospital and (Wayne Memorial Hospital; Insured: AGM) HFA,
	2.00% due 7/1/2018	625,000	625,763
	3.00% due 7/1/2019	1,185,000	1,188,247
	RHODE ISLAND — 1.6%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2018 - 10/1/2023	10,080,000	11,107,642
	Rhode Island Convention Center Authority (Convention Center and Parking Projects), 5.00% due 5/15/2018 - 5/15/2020	19,090,000	19,731,101
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2020 - 9/15/2023	2,150,000	2,391,839
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2020 - 9/15/2025	1,320,000	1,480,774
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	5.00% due 8/1/2020 - 8/1/2022	34,725,000	38,147,202
	Series A, 5.00% due 10/1/2019	5,000,000	5,243,950
	Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,414,886
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, 5.00% due 4/1/2022	2,020,000	2,236,786
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,467,701
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2019 - 10/1/2023	7,575,000	8,355,146
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2019 - 10/1/2023	11,845,000	13,034,102
	SOUTH CAROLINA — 0.5%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2019 - 3/1/2025	5,750,000	6,412,580
	Berkeley County School District (School Facility Equipment Acquisition),
b	5.00% due 12/1/2020	550,000	594,325
	5.00% due 12/1/2021 - 12/1/2024	3,000,000	3,408,490
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,854,947
	City of Charleston Public Facilities Corp. (City of Charleston Project), 5.00% due 9/1/2019 - 9/1/2025	3,250,000	3,629,998
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,107,320
	Piedmont Municipal Power Agency (Insured: Natl-Re), 6.75% due 1/1/2019	3,800,000	3,941,208
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	6,002,457
	South Carolina Public Service Authority,
	Series A, 5.00% due 12/1/2026	1,000,000	1,134,490
	Series C, 5.00% due 12/1/2027	580,000	648,057
	SOUTH DAKOTA — 0.2%
	South Dakota Building Authority, 5.00% due 6/1/2022 - 6/1/2024	1,500,000	1,686,900
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2021	1,670,000	1,830,988
	South Dakota Health & Educational Facilities Authority (Prairie Lakes Health), 5.00% due 4/1/2018 - 4/1/2019	4,730,000	4,807,592
	South Dakota Health & Educational Facilities Authority (Regional Health), 5.00% due 9/1/2018 - 9/1/2020	3,275,000	3,379,971
	South Dakota Health & Educational Facilities Authority (Sanford Health),
	4.00% due 11/1/2018	800,000	809,688
	5.00% due 11/1/2021 - 11/1/2025	2,385,000	2,707,173
b	5.00% due 11/1/2024	400,000	460,560
	South Dakota Housing Development Authority (Single Family Mtg), Series 2, 4.00% due 11/1/2018	1,165,000	1,180,797

20  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	TENNESSEE — 0.5%
	Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	$6,000,000	$6,289,920
	Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2024	7,000,000	8,043,840
	State of Tennessee GO,
	5.00% due 8/1/2018 - 8/1/2020	7,000,000	7,306,980
	Series B,
	4.00% due 8/1/2018	2,000,000	2,016,700
	5.00% due 8/1/2019 - 8/1/2020	4,000,000	4,239,160
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018 - 9/1/2020	6,190,000	6,348,238
	TEXAS — 13.0%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2021 - 1/1/2027	3,680,000	4,164,821
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	9,355,000	10,666,461
	Capital Area Cultural Education Facilities Finance Corp. (Roman Catholic Diocese of Austin), 5.00% due 4/1/2018	1,370,000	1,370,000
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,329,490
	City of Austin (Water and Wastewater System), 5.00% due 11/15/2022 - 11/15/2026	8,455,000	9,821,933
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,468,975
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	8,490,000	9,737,799
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,444,677
	Series A, 5.00% due 9/1/2020 - 9/1/2023	5,400,000	5,983,050
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2019 - 7/1/2026	8,535,000	8,869,402
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,200,190
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,588,733
	Series A, 5.00% due 2/15/2024	10,235,000	11,510,281
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2023	18,955,000	20,874,980
	City of Denton GO, 5.00% due 2/15/2019 - 2/15/2020	8,185,000	8,427,049
	City of Houston (Airport System), Series A, 5.00% due 7/1/2018	1,000,000	1,008,650
	City of Houston (Combined Utility System),
	Series B, 5.00% due 11/15/2021 - 11/15/2023	19,965,000	22,453,953
	Series C, 5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,703,292
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	19,968,570
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2020 - 9/1/2024	3,965,000	4,366,112
	City of Houston (Convention & Entertainment Facilities; Insured: AGM/AMBAC), 0.00%, Series B-AGM-CR, due 9/1/2020	3,650,000	3,477,355
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2020 - 3/1/2028	62,905,000	71,734,933
	City of Laredo (Acquire & Purchase Personal Property) GO,
d	4.00% due 2/15/2019	305,000	311,378
d	5.00% due 2/15/2020 - 2/15/2026	6,015,000	6,751,646
	City of Laredo (City Infrastructure Improvements) GO,
	Series A,
	4.00% due 2/15/2019 - 2/15/2020	175,000	181,048
	5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,301,620
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,873,319
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2020 - 2/15/2025	41,750,000	46,961,440
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,475,445
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,981,313
	City of San Antonio (CPS Energy),
	3.00% due 12/1/2045 (put 12/1/2020)	36,000,000	36,824,400
	5.25% due 2/1/2024	7,000,000	8,157,380
	City of San Antonio (Electric and Gas Systems),
	2.25% due 2/1/2033 (put 12/1/2019)	4,655,000	4,687,538
	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	5,200,000	5,299,892
	City of San Antonio (San Antonio Water System) GO, 5.00% due 2/1/2023 - 2/1/2025	43,815,000	50,361,351
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	5,200,000	6,013,658
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,616,634
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	4,000,000	4,472,840
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2018 - 8/15/2023	1,870,000	2,025,105
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	676,100
	Dallas (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series B-6, 5.00% due 2/15/2036 (put 2/15/2022)	3,975,000	4,391,500
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2026	2,245,000	2,639,155
	Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	5,200,000	5,317,676
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2019 - 2/15/2027	17,535,000	19,753,333
	Grayson County (State Highway Toll System) GO,
	4.00% due 1/1/2020	2,000,000	2,079,740
	5.00% due 1/1/2022	3,000,000	3,304,800
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2025	6,485,000	7,132,857
	Harris County GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	17,345,000	20,724,206
	Series B, 5.00% due 10/1/2018 - 10/1/2020	4,200,000	4,324,235
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,119,094

Semi-Annual Report  |  21

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Harris County Cultural Education Facilites Finance Corp. (TECO Project), 5.00% due 11/15/2024 - 11/15/2025	$2,300,000	$2,684,187
	Harris County Cultural Education Facilities Finance Corp. (LOC: JPMorgan Chase Bank, N.A.),
a	1.70% due 9/1/2031 (put 4/2/2018)	1,245,000	1,245,000
a	Series A, 1.70% due 9/1/2031 (put 4/2/2018)	1,200,000	1,200,000
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health),
	Series A,
b	5.00% due 12/1/2022	200,000	224,014
	5.00% due 12/1/2023 - 12/1/2025	6,245,000	7,168,299
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2020 - 11/15/2027	3,525,000	4,069,986
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Services Corp.), Series A, 5.00% due 11/15/2018 - 11/15/2019	3,365,000	3,464,604
	Harris County GO, Series A, 5.00% due 10/1/2028	3,205,000	3,848,468
	Harris County Health Facilities Development Corp. (Memorial Hermann Health; LOC: JPMorgan Chase Bank, N.A.), 7.00% due 12/1/2027 (pre-refunded 12/1/2018)	1,245,000	1,289,173
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	26,502,351
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,594,104
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2019 - 7/1/2028	11,660,000	13,457,928
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), Series A, 5.875% due 5/15/2021	1,160,000	1,229,055
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF), 5.00% due 8/15/2019 - 8/15/2022	2,505,000	2,711,760
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,217,068
	Keller ISD GO, Series A, 5.00% due 8/15/2023 - 8/15/2026	20,530,000	24,004,751
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2019 - 8/1/2024	4,220,000	4,609,078
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,852,396
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	61,235
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2019 - 11/1/2027	12,880,000	14,426,065
	New Caney (Guaranty: PSF) ISD GO, 5.00% due 2/15/2024	865,000	972,199
	North East (Educational Facilities; Guaranty: PSF) ISD GO, 2.00% due 8/1/2044 (put 8/1/2019)	10,265,000	10,287,686
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,433,884
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2024	12,000,000	13,692,120
	Northside (Educational Facilities; Guaranty: PSF) ISD GO, Series A, 2.00% due 6/1/2039 (put 6/1/2019)	2,085,000	2,090,233
	Pasadena (Educational Facilities; Guaranty: PSF) ISD GO, Series B, 3.00% due 2/15/2044 (put 8/15/2019)	9,155,000	9,298,825
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2025 - 8/1/2027	3,100,000	3,695,165
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2018 - 8/1/2026	11,125,000	12,388,614
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019 - 10/1/2021	5,390,000	5,709,426
	San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2020	915,000	982,124
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.125% due 8/15/2020	860,000	894,821
	State of Texas (Cash Flow Management), 4.00% due 8/30/2018	94,120,000	95,067,788
a	Tarrant County Cultural Education Facilities Finance Corp. (LOC: TD Bank N.A.), 1.70% due 11/15/2050 (put 4/2/2018)	800,000	800,000
	Tarrant Regional Water District,
	2.00% due 3/1/2020	800,000	804,192
	5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,205,572
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,394,188
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,805,066
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,901,130
	University of Texas System (Campus Improvements), 5.00% due 8/15/2025 - 8/15/2026	10,750,000	12,723,477
	Uptown Development Authority (Infrastructure Improvements), 5.00% due 9/1/2018 - 9/1/2019	3,815,000	3,917,983
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
	4.00% due 1/10/2020 - 1/10/2021	965,000	1,008,154
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,425,317
	U. S. VIRGIN ISLANDS — 0.0%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2019	3,390,000	2,745,900
	UTAH — 1.0%
	Murray,
a	Series A, 1.72% due 5/15/2037 (put 4/2/2018)	1,025,000	1,025,000
a	Series B, 1.72% due 5/15/2037 (put 4/2/2018)	17,365,000	17,365,000
a	Series C, 1.72% due 5/15/2036 (put 4/2/2018)	600,000	600,000
a	Series D, 1.72% due 5/15/2036 (put 4/2/2018)	19,400,000	19,400,000
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	4,052,413
	Weber County,
a	Series A, 1.72% due 2/15/2031 (put 4/2/2018)	12,500,000	12,500,000
a	Series C, 1.72% due 2/15/2035 (put 4/2/2018)	16,500,000	16,500,000
	VERMONT — 0.2%
	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	15,410,805

22  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	VIRGINIA — 0.2%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	$5,500,000	$5,934,775
	5.00% due 5/15/2022	5,000,000	5,591,950
	WASHINGTON — 1.8%
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2018 - 7/1/2025	9,850,000	10,594,743
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO,
	4.00% due 12/1/2018	1,100,000	1,117,424
	5.00% due 12/1/2019 - 12/1/2023	9,085,000	10,035,726
	Port of Seattle (Insured: Natl-Re), 5.50% due 9/1/2018	5,000,000	5,077,400
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO,
	4.00% due 12/1/2018	1,270,000	1,289,266
	5.00% due 12/1/2019 - 12/1/2022	10,035,000	10,994,620
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2018 - 12/1/2023	4,045,000	4,293,131
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2018 - 12/1/2021	4,000,000	4,162,300
	5.00% due 12/1/2022	1,700,000	1,896,146
	State of Washington (Capital Projects) GO, 5.00% due 7/1/2025	10,475,000	12,161,161
	State of Washington (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re) GO, 0.00%, Series F, due 12/1/2019	3,030,000	2,937,282
	State of Washington (Stadium and Exhibition Center; Insured: Natl-Re) GO, 0.00%, Series S-5, due 1/1/2019	3,000,000	2,961,990
	State of Washington (State Agency Real Property Projects) (State Aid Withholding) COP, Series B, 5.00% due 7/1/2018	2,670,000	2,692,775
	State of Washington (State and Local Agency Real and Personal Property Projects) (State Aid Withholding) COP, 5.00% due 7/1/2019 - 7/1/2022	10,415,000	11,338,300
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	20,853,315
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2018 - 12/1/2020	8,500,000	8,906,175
	Washington Health Care Facilities Authority (Highline Medical Center; Insured: FHA 242), 5.25% due 8/1/2018	7,935,000	8,030,617
	Washington Health Care Facilities Authority (MultiCare Health Systems), Series A, 5.00% due 8/15/2018	2,000,000	2,024,420
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center),
	4.75% due 7/1/2020	1,000,000	1,064,580
	5.00% due 7/1/2019	1,050,000	1,091,538
	WEST VIRGINIA — 0.1%
	Mason County (Appalachian Power Company), Series L-REMK, 1.625% due 10/1/2022 (put 10/1/2018)	3,300,000	3,292,476
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2020 - 4/1/2022	3,500,000	3,807,840
	WISCONSIN — 0.5%
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.), 5.00% due 7/1/2018 - 7/1/2020	4,965,000	5,156,582
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2024 - 11/15/2026	3,840,000	4,497,702
	5.00% due 11/15/2043 (put 6/1/2021)	10,000,000	10,875,800
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2020 - 8/15/2022	5,250,000	5,717,727
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,121,010
	WPPI Energy (Power Supply System), 5.00% due 7/1/2021	4,100,000	4,502,046
d	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,119,524

	TOTAL INVESTMENTS — 98.9% (Cost $6,831,012,565)		$6,870,723,997

	OTHER ASSETS LESS LIABILITIES — 1.1%		79,604,178

	NET ASSETS — 100.0%		$6,950,328,175

Footnote Legend

a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Segregated as collateral for a when-issued security.
c	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
d	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration

FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index

Semi-Annual Report  |  23

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund

Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.

See notes to financial statements.

24  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $6,831,012,565) (Note 3)	$6,870,723,997
Cash	15,336,069
Receivable for investments sold	19,810,000
Receivable for fund shares sold	14,639,359
Interest receivable	80,329,623
Prepaid expenses and other assets	146,109

Total Assets	7,000,985,157

LIABILITIES

Payable for investments purchased	32,687,698
Payable for fund shares redeemed	13,382,464
Payable to investment advisor and other affiliates (Note 4)	2,517,165
Accounts payable and accrued expenses	1,076,869
Dividends payable	992,786

Total Liabilities	50,656,982

NET ASSETS	$6,950,328,175

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(903,271)
Net unrealized appreciation on investments	39,711,432
Accumulated net realized gain (loss)	(23,213,752)
Net capital paid in on shares of beneficial interest	6,934,733,766

$6,950,328,175

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($1,165,319,918 applicable to 82,269,237 shares of beneficial interest outstanding - Note 5)	$14.16

Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.38

Class C Shares:
Net asset value and offering price per share* ($537,691,953 applicable to 37,890,327 shares of beneficial interest outstanding - Note 5)	$14.19

Class I Shares:
Net asset value, offering and redemption price per share ($5,247,316,304 applicable to 370,398,828 shares of beneficial interest outstanding - Note 5)	$14.17

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  25

Statement of Operations

Thornburg Limited Term Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $55,261,175)	$82,929,511

EXPENSES

Investment advisory fees (Note 4)	9,301,608
Administration fees (Note 4)
Class A Shares	691,786
Class C Shares	319,341
Class I Shares	1,589,228
Distribution and service fees (Note 4)
Class A Shares	1,545,562
Class C Shares	1,426,652
Transfer agent fees
Class A Shares	439,570
Class C Shares	164,990
Class I Shares	1,936,441
Registration and filing fees
Class A Shares	10,392
Class C Shares	9,079
Class I Shares	19,992
Custodian fees (Note 2)	293,453
Professional fees	70,552
Trustee and officer fees (Note 4)	159,802
Other expenses	188,055

Total Expenses	18,166,503

Net Investment Income	$64,763,008

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	786,357
Net change in unrealized appreciation (depreciation) on investments	(133,011,818)

Net Realized and Unrealized Loss	(132,225,461)

Net Decrease in Net Assets Resulting from Operations	$(67,462,453)

See notes to financial statements.

26  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$64,763,008	$132,782,432
Net realized gain (loss) on investments	786,357	(21,832,872)
Net unrealized appreciation (depreciation) on investments	(133,011,818)	(97,990,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	(67,462,453)	12,959,422

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(10,095,427)	(23,541,216)
Class C Shares	(3,981,066)	(9,107,804)
Class I Shares	(50,686,515)	(100,133,412)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(125,658,489)	(356,275,275)
Class C Shares	(57,536,772)	(124,624,936)
Class I Shares	80,180,673	(158,840,121)

Net Decrease in Net Assets	(235,240,049)	(759,563,342)

NET ASSETS

Beginning of Period	7,185,568,224	7,945,131,566

End of Period	$6,950,328,175	$7,185,568,224

Distribution in excess of net investment income	$(903,271)	$(903,271)

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  27

Notes to Financial Statements

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

28  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,831,012,565

Gross unrealized appreciation on a tax basis	77,897,480
Gross unrealized depreciation on a tax basis	(38,186,048)

Net unrealized appreciation (depreciation) on investments (tax basis)	$39,711,432

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $21,341,245. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $2,658,865 (of which $403,305 are short-term and $2,255,560 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by

Semi-Annual Report  |  29

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$6,870,723,997	$–	$6,870,723,997	$–

Total Investments in Securities	$6,870,723,997	$–	$6,870,723,997	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

30  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%

Next $500 million	0.400

Next $500 million	0.300

Next $500 million	0.250

Over $2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.264% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $5,809 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,370 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.21%.

Semi-Annual Report  |  31

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $112,655,248 in purchases and $22,852,478 in sales generating realized losses of $19,459.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,448,903	$77,921,723	15,208,492	$218,389,244
Shares issued to shareholders in reinvestment of dividends	656,289	9,360,726	1,490,020	21,412,134
Shares repurchased	(14,892,541)	(212,940,938)	(41,628,282)	(596,076,653)

Net decrease	(8,787,349)	$(125,658,489)	(24,929,770)	$(356,275,275)

Class C Shares
Shares sold	1,304,633	$18,703,511	3,377,811	$48,659,522
Shares issued to shareholders in reinvestment of dividends	245,440	3,506,577	551,982	7,947,573
Shares repurchased	(5,566,681)	(79,746,860)	(12,609,555)	(181,232,031)

Net decrease	(4,016,608)	$(57,536,772)	(8,679,762)	$(124,624,936)

Class I Shares
Shares sold	57,901,741	$827,832,214	106,338,216	$1,527,896,825
Shares issued to shareholders in reinvestment of dividends	3,215,509	45,870,596	6,364,932	91,492,526
Shares repurchased	(55,531,433)	(793,522,137)	(124,099,454)	(1,778,229,472)

Net increase (decrease)	5,585,817	$80,180,673	(11,396,306)	$(158,840,121)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $555,540,900 and $474,764,186, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

32  |  Semi-Annual Report

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Semi-Annual Report  |  33

Financial Highlights

Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$14.43	0.12	(0.27)	(0.15)	(0.12)	–	(0.12)	$14.16
2017(b)	$14.63	0.23	(0.20)	0.03	(0.23)	–	(0.23)	$14.43
2016(b)	$14.52	0.22	0.11	0.33	(0.22)	–	(0.22)	$14.63
2015(b)	$14.58	0.23	(0.06)	0.17	(0.23)	–	(0.23)	$14.52
2014(b)	$14.38	0.26	0.20	0.46	(0.26)	–	(0.26)	$14.58
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	–	(0.26)	$14.38

CLASS C SHARES

2018(c)	$14.46	0.10	(0.27)	(0.17)	(0.10)	–	(0.10)	$14.19
2017	$14.66	0.20	(0.20)	–	(0.20)	–	(0.20)	$14.46
2016	$14.55	0.19	0.11	0.30	(0.19)	–	(0.19)	$14.66
2015	$14.60	0.19	(0.05)	0.14	(0.19)	–	(0.19)	$14.55
2014	$14.41	0.22	0.19	0.41	(0.22)	–	(0.22)	$14.60
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	–	(0.23)	$14.41

CLASS I SHARES

2018(c)	$14.43	0.14	(0.26)	(0.12)	(0.14)	–	(0.14)	$14.17
2017	$14.64	0.28	(0.21)	0.07	(0.28)	–	(0.28)	$14.43
2016	$14.53	0.27	0.11	0.38	(0.27)	–	(0.27)	$14.64
2015	$14.58	0.27	(0.05)	0.22	(0.27)	–	(0.27)	$14.53
2014	$14.38	0.30	0.20	0.50	(0.30)	–	(0.30)	$14.58
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	–	(0.31)	$14.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

1.63	(d)	0.72	(d)	0.72	(d)	0.72	(d)	(1.07)	7.74	$1,165,320
1.62		0.73		0.73		0.73		0.24	17.56	$1,314,094
1.54		0.72		0.72		0.72		2.32	14.53	$1,697,329
1.56		0.73		0.73		0.73		1.15	18.56	$1,700,127
1.78		0.72		0.71		0.72		3.20	14.46	$1,865,213
1.81		0.71		0.71		0.71		(0.39)	17.47	$2,178,317

1.40	(d)	0.96	(d)	0.96	(d)	0.96	(d)	(1.18)	7.74	$537,692
1.38		0.97		0.97		0.97		0.01	17.56	$605,898
1.30		0.96		0.96		0.96		2.07	14.53	$741,637
1.32		0.96		0.96		0.96		0.98	18.56	$730,395
1.52		0.97		0.96		0.97		2.87	14.46	$749,648
1.55		0.97		0.97		0.97		(0.58)	17.47	$795,052

1.93	(d)	0.42	(d)	0.42	(d)	0.42	(d)	(0.85)	7.74	$5,247,316
1.93		0.42		0.42		0.42		0.49	17.56	$5,265,576
1.85		0.41		0.41		0.41		2.64	14.53	$5,506,166
1.88		0.41		0.41		0.41		1.54	18.56	$4,832,467
2.09		0.40		0.40		0.40		3.53	14.46	$4,417,547
2.15		0.37		0.37		0.37		(0.05)	17.47	$3,502,580

Semi-Annual Report  |  35

Expense Example

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$989.30	$3.57
Hypothetical*	$1,000.00	$1,021.34	$3.63

CLASS C SHARES

Actual	$1,000.00	$988.20	$4.76
Hypothetical*	$1,000.00	$1,020.14	$4.84

CLASS I SHARES

Actual	$1,000.00	$991.50	$2.09
Hypothetical*	$1,000.00	$1,022.84	$2.12

†	Expenses are equal to the annualized expense ratio for each class (A: 0.72%; C: 0.96%; I: 0.42%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36  |  Semi-Annual Report

Other Information

Thornburg Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling
1-800-847-0200.

Semi-Annual Report  |  37

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

38  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1072

Semi-Annual Report

March 31, 2018

THORNBURG

INTERMEDIATE

MUNICIPAL

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Intermediate Municipal Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 26 cents to $13.87 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.59% total return, compared to the negative 1.17% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, contributed 0.45% to relative performance. Sector selection was also a positive contributor to relative performance, adding 0.14%. Lastly, security selection, which is performance not attributable to duration and sector selection, added 0.32% to relative performance.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 7/22/91)
Without sales charge	1.66%	1.19%	1.73%	3.57%	4.61%

With sales charge	-0.41%	0.51%	1.32%	3.36%	4.53%

Class C Shares (Incep: 9/1/94)
Without sales charge	1.33%	0.86%	1.41%	3.27%	3.79%

With sales charge	0.73%	0.86%	1.41%	3.27%	3.79%

Class I Shares (Incep: 7/5/96)	1.96%	1.48%	2.04%	3.89%	4.32%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	2.17%
SEC Yield	1.64%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.88%; C shares, 1.23%; I shares, 0.65%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	565
Effective Duration	5.0 Yrs
Average Maturity	8.5 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 98.5%

	ALABAMA — 1.5%

	Alabama Capital Region Solid Waste Disposal Authority (Montgomery Materials Recovery Facility),
	4.00% due 6/15/2019	$815,000	$826,728
	5.00% due 6/15/2020 - 6/15/2023	3,645,000	3,830,041
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2021 - 6/1/2026	5,155,000	5,795,563
	Board of Trustees of the University of Alabama (Birmingham Hospital), 5.25% due 9/1/2025 (pre-refunded 9/1/2018)	2,000,000	2,029,760
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, 5.00% due 9/1/2027	1,250,000	1,337,763
a	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,978,060
	ALASKA — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	542,195
	City of Valdez (BP Pipelines (Alaska), Inc. Project), 5.00% due 1/1/2021	2,000,000	2,156,060
	ARIZONA — 2.6%
b	Arizona (LOC: Bank of America N.A.) HFA, Series C-RMK, 1.70% due 1/1/2046 (put 4/2/2018)	4,900,000	4,900,000
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,804,575
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,917,641
	City of Flagstaff (Urban Trail, Street and Utilities Improvements) GO,
	3.00% due 7/1/2020	700,000	717,605
a	4.00% due 7/1/2022	420,000	452,941
	4.00% due 7/1/2023	200,000	217,630
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,106,740
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System),
a	5.00% due 1/1/2029	2,000,000	2,422,260
	5.00% due 1/1/2033 - 1/1/2037	8,000,000	9,460,755
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,141,344
	State of Arizona (Insured: AGM), 5.00% due 7/1/2019	7,280,000	7,569,817
	ARKANSAS — 0.3%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,166,838
	CALIFORNIA — 8.7%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,209,418
	Brentwood Infrastructure Financing Authority (Insured: AGM), 5.00% due 11/1/2026	2,000,000	2,189,460
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	3,020,000	3,390,584
	California (Childrens Hospital Los Angeles) HFFA,
	Series A,
a	5.00% due 8/15/2032	350,000	403,074
	5.00% due 8/15/2033	600,000	687,312
	California (Children’s Hospital Los Angeles) HFFA, 5.00% due 11/15/2022	1,000,000	1,116,670
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,703,652
	California Educational Facilities Authority (Pitzer College), 5.50% due 4/1/2029 (pre-refunded 4/1/2020)	3,000,000	3,226,320
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,608,825
c	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 1.971% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	3,000,000	3,008,940
	California Municipal Finance Authority, 1.40% due 9/1/2021 (put 7/2/2018)	9,900,000	9,900,000
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	7,000,000	7,025,620
	California Statewide Community Development Authority (Aspire Public Schools), 6.00% due 7/1/2030 (pre-refunded 1/1/2019)	7,015,000	7,244,952
	California Statewide Community Development Authority (Enloe Medical Center; Insured: California Mtg Insurance), 6.25% due 8/15/2028 (pre-refunded 8/15/2018)	1,050,000	1,068,574
	Carson Redevelopment Agency (Redevelopment Project Area No. 1),
	Series A,
	6.25% due 10/1/2022 (pre-refunded 10/1/2019)	1,620,000	1,730,808
	6.375% due 10/1/2024 (pre-refunded 10/1/2019)	1,300,000	1,391,299
	City of Los Angeles (Cash Flow Management) GO, 5.00% due 6/28/2018	10,000,000	10,083,800
	Corona-Norco (Insured: AGM) USD COP, 5.00% due 4/15/2018 - 4/15/2021	2,245,000	2,309,002
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 5.00% due 6/29/2018	5,000,000	5,042,400
	County of Riverside (Fiscal Year 2017-2018 Expenditures), 2.00% due 6/29/2018	15,000,000	15,019,200
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,733,365
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,239,720
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,675,489
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,908,361
	M-S-R Energy Authority, 6.125% due 11/1/2029	2,500,000	3,095,975
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,212,732
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,442,980
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), 0.00%, due 7/15/2023	2,065,000	1,794,051
	San Jose Redevelopment Agency (Merged Area Redevelopment Project),
	5.25% due 8/1/2027 (pre-refunded 8/1/2020)	2,400,000	2,598,744
	5.375% due 8/1/2028 (pre-refunded 8/1/2020)	1,175,000	1,275,650
	San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, 0.00%, due 9/1/2019	3,000,000	2,929,590
	Saratoga Union School District (Insured: Natl-Re) GO, 0.00%, Series B, due 9/1/2023	900,000	797,805

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	$5,000,000	$5,562,900
	Tuolumne Wind Project Authority, Series A, 5.875% due 1/1/2029 (pre-refunded 1/1/2019)	3,000,000	3,096,720
	Turlock Irrigation District,
	Series A,
	5.00% due 1/1/2021	1,005,000	1,062,456
	5.00% due 1/1/2021 (pre-refunded 1/1/2020)	745,000	786,795
	William S. Hart Union High School District (Educational Facilities) GO, 0.00%, Series B, due 9/1/2021	800,000	746,736
	COLORADO — 1.0%
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM), 5.20% due 11/1/2027	1,335,000	1,338,271
	Park Creek Metropolitan District (Insured: AGM), 5.25% due 12/1/2020 (pre-refunded 12/1/2019)	1,120,000	1,184,445
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,550,000	1,724,576
	Regional Transportation District (Public Mass Transportation System) COP,
	Series A,
	5.50% due 6/1/2022	260,000	279,490
	5.50% due 6/1/2022 (pre-refunded 6/1/2020)	2,740,000	2,954,487
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,145,361
	CONNECTICUT — 1.7%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,857,284
	Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 5.75% due 7/1/2029 (pre-refunded 7/1/2019)	1,350,000	1,417,514
c	State of Connecticut GO (Various Capital Projects), Series D, 2.33% (MUNIPSA + 0.75%) due 6/15/2018	6,820,000	6,822,182
d	State of Connecticut GO, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	13,776,640
	DISTRICT OF COLUMBIA — 0.7%
	Metropolitan Airports Authority (Dulles Toll Road; Insured: AGM), 0.00%, due 10/1/2023 - 10/1/2024	9,890,000	8,181,306
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,304,431
	FLORIDA — 7.8%
	Broward County (Airport System Improvements), 5.00% due 10/1/2033 - 10/1/2036	4,500,000	5,097,890
	Central Florida Expressway Authority, 5.00% due 7/1/2037	1,095,000	1,265,831
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,292,377
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM),
	5.00% due 10/1/2018	2,000,000	2,032,460
	5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,018,892
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2028	2,775,000	3,202,683
	City of Miami (Stormwater Management Utility System),
a	5.00% due 9/1/2022 - 9/1/2023	1,260,000	1,418,345
	5.00% due 9/1/2024 - 9/1/2025	2,010,000	2,323,877
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,915,210
	Escambia County (Florida Health Care Facility Loan Program; Insured: AMBAC) HFA, 5.95% due 7/1/2020	260,000	283,621
	Florida State Department of Children & Families (South Florida Evaluation Treatment Center) COP, 5.00% due 10/1/2018 - 10/1/2019	4,345,000	4,356,020
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,329,306
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	6,976,923
	Miami-Dade County (Building Better Communities) GO, Series B, 6.25% due 7/1/2026 (pre-refunded 7/1/2018)	2,130,000	2,154,367
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,036,687
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,146,652
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,144,420
	Miami-Dade County Health Facilities Authority (Nicklaus Children’s Hospital), 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,278,750
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,650,627
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,333,280
	Orange County (Orlando Health, Inc.) HFA, 5.125% due 10/1/2026	2,000,000	2,092,180
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,307,700
a	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025	500,000	557,395
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028 - 8/1/2029	13,250,000	15,864,273
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 4.871% due 10/1/2021	2,000,000	2,089,960
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,193,320
	School Board of Broward County (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2030	1,250,000	1,418,613
	Series B, 5.00% due 7/1/2032	2,000,000	2,255,840
	Series C, 5.00% due 7/1/2022 - 7/1/2024	7,880,000	8,963,816
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	599,293
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,745,770
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,585,228
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), 5.00% due 9/1/2028	3,500,000	3,923,255
	GEORGIA — 1.3%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,622,164
	City of Atlanta (Water & Wastewater System; Insured: AGM),
	Series B,
	5.50% due 11/1/2024	1,740,000	1,841,355
	5.50% due 11/1/2024 (pre-refunded 11/1/2019)	3,260,000	3,454,100

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	$530,000	$589,254
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	6,240,224
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	3,000,000	3,139,560
	Valdosta and Lowndes County Hospital Authority (South Medical Center), Series B, 5.00% due 10/1/2024	1,200,000	1,314,960
	GUAM — 2.8%
	Government of Guam (Economic Development), Series D-REF, 5.00% due 11/15/2031	5,500,000	5,795,020
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2032 - 11/15/2033	22,500,000	23,620,170
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,650,000	1,784,986
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	7,088,020
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,105,380
	HAWAII — 1.2%
c	City and County of Honolulu GO (Rail Transit Project), 1.90% (MUNIPSA + 0.32%) due 9/1/2027 (put 9/1/2020)	4,000,000	4,001,560
	County of Hawaii GO, 5.00% due 9/1/2033	1,250,000	1,444,862
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	4,008,569
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	7,057,115
	IDAHO — 0.4%
	State of Idaho (Cash Flow Management) GO, 4.00% due 6/29/2018	6,000,000	6,034,860
	ILLINOIS — 7.3%
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-Re), Series A, 5.25% due 4/1/2019	1,000,000	1,026,840
	Chicago O’Hare International Airport (2015 Airport Projects), 5.00% due 1/1/2019 - 1/1/2021	3,000,000	3,158,330
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,013,012
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,235,892
	Chicago Park District (Capital Improvement Plan) GO,
	5.00% due 1/1/2027 - 1/1/2029	7,390,000	8,140,837
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,944,630
	Chicago Transit Authority (Bombardier Transit Rail System), 5.00% due 12/1/2018	1,500,000	1,529,865
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,856,669
	5.25% due 1/1/2034	4,700,000	5,181,703
	City of Chicago (Modern Schools Across Chicago Program; Insured: AMBAC) GO, 5.00% due 12/1/2022 - 12/1/2024	820,000	822,727
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,676,082
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B-AGM-CR, 5.00% due 1/1/2034	1,375,000	1,544,565
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	3,250,000	3,638,115
	City of Chicago (Water System; Insured: AMBAC), 5.75% due 11/1/2030	1,270,000	1,533,144
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,978,451
	City of Waukegan (Insured: AGM) GO, Series A, 5.00% due 12/30/2018	2,000,000	2,047,340
	Community College District No. 525 (Joliet Junior College) GO, 6.25% due 6/1/2024	500,000	503,560
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,226,590
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.25% due 12/1/2026	1,000,000	1,084,840
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO, 0.00%, Series D, due 12/1/2022	2,000,000	1,801,100
	Forest Preserve District of DuPage County (Land Acquisition and Development) GO, 4.00% due 11/1/2022	750,000	809,835
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	275,000	275,369
	Illinois Educational Facilities Authority (Rush University Medical Center), Series B, 5.75% due 11/1/2028 (pre-refunded 11/1/2018)	1,000,000	1,023,930
	Illinois Finance Authority (Advocate Health Care Network), 6.125% due 11/1/2023 (pre-refunded 11/1/2018)	5,175,000	5,308,463
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,116,410
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,109,590
a	Illinois Toll Highway Authority (Move Illinois Program), 5.00% due 1/1/2037	5,550,000	6,217,776
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,072,500
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,138,420
	Niles Park District (Parks and Recreation Projects) GO, 3.00% due 12/1/2018 - 12/1/2020	1,080,000	1,097,052
	State of Illinois, 5.00% due 6/15/2018	2,000,000	2,012,800
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,620,339
	Village of Tinley Park GO,
a	4.00% due 12/1/2021	585,000	620,983
	5.00% due 12/1/2024	870,000	981,177
	INDIANA — 2.5%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	961,901
	City of Carmel Redevelopment Authority (Performing Arts Center), 0.00%, due 2/1/2021	2,000,000	1,881,580
	City of Carmel Redevelopment District (Performing Arts Center) COP, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	3,062,459
	Hobart Building Corp. (Insured: Natl-Re) (State Aid Withholding), 6.50% due 7/15/2019	1,000,000	1,047,530
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,455,062
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), 5.25% due 4/1/2023	2,000,000	2,256,740
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,758,336
	Indiana Finance Authority (Indiana University Health), Series N, 5.00% due 3/1/2019	5,000,000	5,149,850
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023	5,085,000	5,515,407
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	616,707

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	IOWA — 0.3%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	$4,100,000	$4,528,792
	KANSAS — 0.0%
	Kansas (Wichita State University) DFA, Series A, 5.00% due 6/1/2020	575,000	612,047
	KENTUCKY — 1.2%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2020 - 11/1/2023	12,815,000	14,011,552
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), 5.25% due 10/1/2026	2,320,000	2,627,818
	LOUISIANA — 2.4%
	City of New Orleans (Sewerage System; Insured: AGM), 6.00% due 6/1/2024 (pre-refunded 6/1/2019)	750,000	787,260
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032	6,825,000	7,709,514
	Jefferson Sales Tax District (Insured: AGM), 5.00% due 12/1/2034	1,000,000	1,149,430
	Law Enforcement District of the Parish of Plaquemines,
	5.00% due 9/1/2023 - 9/1/2025 (pre-refunded 9/1/2019)	2,580,000	2,698,552
	5.15% due 9/1/2027 (pre-refunded 9/1/2019)	1,490,000	1,561,565
	5.30% due 9/1/2029 (pre-refunded 9/1/2019)	1,650,000	1,732,681
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,791,970
	Louisiana Local Government Environmental Facilities and Community Development Authority (Louisiana Community and Technical College System;
	Insured: BAM), 5.00% due 10/1/2028	2,875,000	3,397,905
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,147,950
	Office Facilities Corp. (Louisiana State Capitol Complex Program), 5.00% due 3/1/2019	390,000	401,330
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,208,484
	Terrebonne Parish Hospital Service District No. 1 (General Medical Center),
	4.75% due 4/1/2028	960,000	994,742
	5.00% due 4/1/2028 (pre-refunded 4/1/2020)	540,000	573,815
	MASSACHUSETTS — 2.1%
	Massachusetts (Insured BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	10,498,240
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,252,450
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2019 - 7/1/2021	5,130,000	5,456,963
	Series I, 5.00% due 7/1/2033 - 7/1/2036	9,070,000	10,125,651
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	2,051,532
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,187,065
	MICHIGAN — 3.8%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,144,633
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	331,578
	County of Genesee (Water Supply System; Insured: BAM),
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,712,282
	5.125% due 11/1/2032	750,000	828,623
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,263,388
	Detroit City School District (School Building & Site Improvement; Insured: AGM/Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,620,894
	Detroit City School District (School Building & Site; Insured: AGM) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,275,472
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.00% due 5/15/2029	2,150,000	2,427,909
	5.25% due 5/15/2026	175,000	189,887
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,219,868
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM),
	5.00% due 5/15/2019 - 5/15/2022	3,105,000	3,171,731
	5.00% due 5/15/2022 (pre-refunded 5/15/2020)	1,365,000	1,454,121
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2031	19,080,000	21,275,345
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,715,801
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	890,000	912,588
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.625% due 11/15/2029 (pre-refunded 11/15/2019)	2,500,000	2,653,300
	Michigan Strategic Fund (Michigan House of Representatives Facilities; Insured: AGM), Series A, 5.25% due 10/15/2023 (pre-refunded 10/15/2018)	1,000,000	1,019,790
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series V, 8.00% due 9/1/2029 (pre-refunded 9/1/2018)	2,540,000	2,606,497
	State of Michigan (Trunk Line Fund; Insured: AGM), 5.50% due 11/1/2020	1,500,000	1,638,765
	MINNESOTA — 0.2%
	Minnesota Agriculture & Economic Development Board (Essentia Health; Insured: AGM), 5.50% due 2/15/2025	2,500,000	2,661,850
	MISSISSIPPI — 0.5%
	Mississippi Development Bank (Capital City Convention Center) GO, 5.00% due 3/1/2025	2,850,000	3,169,485
	Mississippi Development Bank (Department of Corrections), Series D, 5.25% due 8/1/2027 (pre-refunded 8/1/2020)	3,415,000	3,681,507
	MISSOURI — 0.6%
b	Missouri Development Finance Board, Series A, 1.70% due 12/1/2033 (put 4/2/2018)	1,600,000	1,600,000
	Missouri Health and Educational Facilities Authority (Webster University), 5.00% due 4/1/2019 - 4/1/2021	4,755,000	5,054,591
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 5.00% due 5/1/2022	2,035,000	2,060,377
	NEVADA — 1.0%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,479,676
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2022	1,110,000	1,232,111
	Washoe County (Reno Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2026 - 7/1/2032	9,000,000	9,842,190

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	NEW HAMPSHIRE — 0.4%
	New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	$1,860,000	$2,109,110
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,410,420
	NEW JERSEY — 2.7%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), 6.80% due 3/1/2021	575,000	639,532
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	2,500,000	2,963,475
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	2,000,000	2,132,360
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,436,170
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,014,007
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,341,680
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
c	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	2,000,000	2,007,880
	5.00% due 6/15/2023 - 6/15/2027	14,250,000	15,575,137
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	3,185,000	3,434,577
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,426,360
	NEW MEXICO — 0.8%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 9/1/2024	3,000,000	3,195,960
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2030	2,040,000	2,164,746
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,130,000	2,250,579
b	New Mexico Hospital Equipment Loan Council, 1.70% due 8/1/2034 (put 4/2/2018)	1,300,000	1,300,000
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2034	1,810,000	2,073,554
	NEW YORK — 8.3%
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2027	4,530,000	5,145,717
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,239,340
	County of Nassau (Insured: BAM) GO, Series B-BAM-TCRS, 5.00% due 4/1/2026	1,300,000	1,478,529
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), 5.00% due 5/1/2019 - 5/1/2027	8,000,000	8,745,541
	Metropolitan Transportation Authority (Transit and Commuter System),
	Series A2-GREEN BOND, 5.00% due 11/15/2024	5,435,000	6,287,425
	Series C-1, 5.00% due 11/15/2033	8,500,000	9,860,935
	Series C-1A, 4.00% due 2/15/2019	2,250,000	2,295,810
	Metropolitan Transportation Authority, Series A2-GREEN BOND, 5.00% due 11/15/2025	10,000,000	11,708,700
	New York City Transitional Finance Authority Future Tax Secured Revenue,
b	1.73% due 11/1/2036 - 11/1/2042 (put 4/2/2018)	11,800,000	11,800,000
b	1.75% due 8/1/2031 (put 4/2/2018)	4,600,000	4,600,000
	New York City Water & Sewer System,
b	1.73% due 6/15/2032 - 6/15/2050 (put 4/2/2018)	18,245,000	18,245,000
b	1.77% due 6/15/2044 (put 4/2/2018)	550,000	550,000
b	New York GO, 1.73% due 1/1/2036 (put 4/2/2018)	11,500,000	11,500,000
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,803,725
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	2,180,000	2,268,987
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	500,000	542,500
	New York State Thruway Authority (Multi-Year Highway and Bridge Capital Program), Series K, 5.00% due 1/1/2030	7,480,000	8,534,007
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2025	1,700,000	1,766,810
	NORTH CAROLINA — 0.5%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,456,304
b	Charlotte-Mecklenburg Hospital Authority, 1.73% due 1/15/2037 (put 4/2/2018)	900,000	900,000
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,410,880
	OHIO — 4.1%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,099,250
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,474,960
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,459,529
	City of Cleveland (Bridges and Roadways), 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,888,903
	City of Cleveland (Public Facilities Improvements),
	5.00% due 10/1/2029	1,500,000	1,754,580
	Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,956,839
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024 - 12/1/2026	2,230,000	2,507,945
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2021	2,040,000	2,197,508
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,041,375
	County of Allen (Catholic Health Partners-Mercy Health West Facility), 5.00% due 5/1/2025 - 5/1/2026	8,325,000	9,109,217
	County of Cuyahoga (Convention Center Hotel) COP, 5.00% due 12/1/2026	2,910,000	3,264,613
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,201,017
	County of Hamilton, Series A, 5.00% due 12/1/2018 - 12/1/2023	3,100,000	3,384,932
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2030 - 2/15/2033	3,615,000	4,068,849
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	1,000,000	1,002,450
	Lucas County Health Care Facility (Sunset Retirement Community),
	5.00% due 8/15/2021	970,000	1,013,049
	5.125% due 8/15/2025	1,250,000	1,337,725

Semi-Annual Report  |  11

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	OKLAHOMA — 0.4%
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2026 - 8/15/2027	$2,000,000	$2,296,020
	Oklahoma Industries Authority (Oklahoma Medical Research Foundation), 5.50% due 7/1/2023 (pre-refunded 7/1/2018)	3,730,000	3,765,398
	OREGON — 0.7%
	State of Oregon (Cash Management) GO, Series A, 5.00% due 9/28/2018	10,000,000	10,166,900
	PENNSYLVANIA — 6.7%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	835,000	879,238
	6.375% due 8/15/2035	1,130,000	1,185,008
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), 5.00% due 5/15/2019	2,500,000	2,590,550
	Bethlehem Area School District (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding) GO,
	Series A,
	5.00% due 10/15/2020	380,000	391,085
	5.00% due 10/15/2020 (pre-refunded 4/15/2019)	95,000	98,267
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,595,237
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2034 - 8/1/2037	10,985,000	12,496,210
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2029 - 10/1/2030	3,510,000	4,048,793
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2024 - 9/1/2036	1,715,000	1,959,968
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,373,140
	Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	488,032
b	Hospitals & Higher Education Facilities Authority of Philadelphia, 1.70% due 7/1/2041 (put 4/2/2018)	1,000,000	1,000,000
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), 5.25% due 12/15/2030	3,000,000	3,327,870
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,063,442
	Pennsylvania Economic (Colver Project; Insured: AMBAC) DFA, Series F, 4.625% due 12/1/2018	1,335,000	1,344,839
	Pennsylvania Higher Educational Facilities Authority (Insured: AMBAC), 0.00%, Series 14, due 7/1/2020	2,032,839	1,727,263
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2037	5,500,000	6,266,920
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	5,718,100
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,990,110
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,677,614
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,682,746
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,439,036
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	12,403,519
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,696,412
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,173,702
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	4.00% due 9/15/2018 - 9/15/2021	1,570,000	1,634,252
	5.00% due 9/15/2021	430,000	469,487
	RHODE ISLAND — 0.3%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	863,960
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,077,413
	SOUTH CAROLINA — 0.5%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,242,530
	South Carolina Public Service Authority (Capital Improvement Program),
	Series B, 5.00% due 12/1/2031	2,385,000	2,612,052
	Series C, 5.00% due 12/1/2031	1,515,000	1,695,467
	SOUTH DAKOTA — 0.4%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023	1,575,000	1,716,451
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2029	3,500,000	3,834,319
	TENNESSEE — 1.3%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,119,485
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,498,740
	Tennessee Energy Acquisition Corp. (The Gas Project),
	5.00% due 2/1/2023	2,500,000	2,766,900
	5.25% due 9/1/2023	7,000,000	7,904,190
	TEXAS — 12.9%
	Austin Community College District (Round Rock Campus), 5.50% due 8/1/2023 (pre-refunded 8/1/2018)	2,180,000	2,207,686
	City of Austin (Travis, Williamson and Hays Counties) (Water and Wastewater System), 5.00% due 11/15/2033 - 11/15/2036	19,170,000	22,165,297
	City of Brownsville (Water, Wastewater & Electric Utilities Systems), 5.00% due 9/1/2020	1,000,000	1,071,230
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,019,941
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,122,260
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	588,714
	Series B, 5.00% due 9/1/2024	1,115,000	1,237,115
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2032	3,560,000	3,941,703

12  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	$1,175,000	$1,371,789
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,964,115
	City of Pharr Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	5,050,000	5,284,522
	City of San Antonio (Airport System Capital Improvements), 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,484,469
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,531,628
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	2,705,000	3,024,758
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2034 - 12/1/2036	12,475,000	14,187,335
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,245,081
	Harris County GO, Series A, 5.00% due 10/1/2035 - 10/1/2037	7,815,000	9,128,455
	Harris County (Flood Control), 5.00% due 10/1/2033 - 10/1/2034	4,000,000	4,709,140
	Harris County Cultural Education Facilities Finance Corp. (LOC: JPMorgan Chase Bank, N.A.),
b	1.70% due 9/1/2031 (put 4/2/2018)	700,000	700,000
b	Series A, 1.70% due 9/1/2031 (put 4/2/2018)	2,000,000	2,000,000
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,396,480
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,624,453
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	775,000	879,594
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series B, 5.00% due 2/15/2034	7,560,000	8,680,770
	Kimble County Hospital District (Medical Facilities Improvements) GO, Series A, 5.00% due 8/15/2018	525,000	531,410
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	3,000,000	3,160,020
	Lone Star College System (Harris, Montgomery and San Jacinto Counties) GO, 5.00% due 8/15/2033	4,335,000	5,053,179
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,368,834
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	61,235
	North Central Texas Health Facilities Development Corp. (Children’s Medical Center of Dallas), 5.00% due 8/15/2019	270,000	281,418
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2020 - 1/1/2037	3,750,000	4,102,880
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2028 - 8/1/2029	5,820,000	6,843,707
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2020)	1,590,000	1,732,512
	State of Texas (Cash Flow Management), 4.00% due 8/30/2018	20,000,000	20,201,400
b	Tarrant County Cultural Education Facilities Finance Corp. (LOC: TD Bank N.A.), 1.70% due 11/15/2050 (put 4/2/2018)	800,000	800,000
	Tarrant Regional Water District (Water Control and Improvement), 5.00% due 3/1/2028 - 3/1/2029	3,650,000	4,254,900
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.00% due 2/15/2030 (pre-refunded 2/15/2020)	1,750,000	1,879,920
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,546,565
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2022 - 4/1/2024	3,000,000	3,405,450
	Trinity River Authority (Red Oak Creek System), 5.00% due 2/1/2025	625,000	722,494
	Uptown Development Authority (Infrastructure Improvements), 5.50% due 9/1/2029 (pre-refunded 9/1/2019)	1,250,000	1,315,212
	U. S. VIRGIN ISLANDS — 0.2%
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	5,000,000	3,425,000
	UTAH — 0.5%
b	Murray, Series A, 1.72% due 5/15/2037 (put 4/2/2018)	940,000	940,000
	Weber County,
b	Series A, 1.72% due 2/15/2031 (put 4/2/2018)	1,100,000	1,100,000
b	Series C, 1.72% due 2/15/2035 (put 4/2/2018)	5,475,000	5,475,000
	VIRGINIA — 0.0%
a	County of Hanover (FirstHealth Richmond Memorial Hospital) IDA, 6.00% due 10/1/2021	490,000	507,993
	WASHINGTON — 3.0%
	City of Seattle (Light and Power Improvements), Series B, 5.00% due 2/1/2019	3,000,000	3,083,730
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2031	6,585,000	7,482,083
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028	7,860,000	8,741,747
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028	4,640,000	5,066,251
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030 - 7/1/2031	9,050,000	10,560,639
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2019 - 12/1/2020	2,000,000	2,137,170
	Washington Health Care Facilities Authority (Highline Medical Centers; Insured: FHA 242), 6.25% due 8/1/2028 (pre-refunded 8/1/2018)	3,985,000	4,046,010
	Washington Health Care Facilities Authority (MultiCare Systems; Insured: AGM), Series C-RMKT, 5.25% due 8/15/2024 (pre-refunded 8/15/2018)	1,000,000	1,013,670
	WISCONSIN — 2.7%
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare),
	5.00% due 7/1/2021	1,400,000	1,485,344
	5.00% due 7/1/2021 (pre-refunded 7/1/2020)	770,000	823,939
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.), 5.50% due 7/1/2025	5,000,000	5,343,300
	Wisconsin Health & Educational Facilities Authority (Ascension Health), 5.00% due 11/15/2035 - 11/15/2036	13,000,000	14,803,190
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,860,159
d	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,486,172

	TOTAL INVESTMENTS — 98.5% (Cost $1,369,766,426)		$1,400,351,608

	OTHER ASSETS LESS LIABILITIES — 1.5%		21,011,290

	NET ASSETS — 100.0%		$1,421,362,898

Semi-Annual Report  |  13

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

Footnote Legend

a	Segregated as collateral for a when-issued security.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
d	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund

14  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS
Investments at value (cost $1,369,766,426) (Note 3)	$1,400,351,608
Cash	10,838
Receivable for investments sold	31,239,400
Receivable for fund shares sold	3,130,300
Interest receivable	17,859,801
Prepaid expenses and other assets	48,972

Total Assets	1,452,640,919

LIABILITIES

Payable for investments purchased	27,119,319
Payable for fund shares redeemed	2,677,185
Payable to investment advisor and other affiliates (Note 4)	782,207
Accounts payable and accrued expenses	221,796
Dividends payable	477,514

Total Liabilities	31,278,021

NET ASSETS	$1,421,362,898

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(3,657)
Net unrealized appreciation on investments	30,585,182
Accumulated net realized gain (loss)	(6,821,325)
Net capital paid in on shares of beneficial interest	1,397,602,698

$1,421,362,898

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($356,048,411 applicable to 25,632,630 shares of beneficial interest outstanding - Note 5)	$13.89

Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.17

Class C Shares:
Net asset value and offering price per share* ($129,542,434 applicable to 9,314,017 shares of beneficial interest outstanding - Note 5)	$13.91

Class I Shares:
Net asset value, offering and redemption price per share ($935,772,053 applicable to 67,453,347 shares of beneficial interest outstanding - Note 5)	$13.87

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  15

Statement of Operations

Thornburg Intermediate Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $7,869,447)	$22,765,444

EXPENSES

Investment advisory fees (Note 4)	3,263,802
Administration fees (Note 4)
Class A Shares	207,498
Class C Shares	75,594
Class I Shares	284,010
Distribution and service fees (Note 4)
Class A Shares	464,080
Class C Shares	405,780
Transfer agent fees
Class A Shares	108,777
Class C Shares	38,967
Class I Shares	366,442
Registration and filing fees
Class A Shares	7,779
Class C Shares	7,212
Class I Shares	10,727
Custodian fees (Note 2)	77,333
Professional fees	32,060
Trustee and officer fees (Note 4)	32,810
Other expenses	46,552

Total Expenses	5,429,423

Less:
Expenses reimbursed by investment advisor (Note 4)	(13,158)

Net Expenses	5,416,265

Net Investment Income	$17,349,179

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	615,095
Net change in unrealized appreciation (depreciation) on investments	(27,093,235)

Net Realized and Unrealized Loss	(26,478,140)

Net Decrease in Net Assets Resulting from Operations	$(9,128,961)

See notes to financial statements.

16  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$17,349,179	$34,311,048
Net realized gain (loss) on investments	615,095	(7,345,009)
Net unrealized appreciation (depreciation) on investments	(27,093,235)	(30,486,170)

Net Decrease in Net Assets Resulting from Operations	(9,128,961)	(3,520,131)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(4,173,138)	(8,971,652)
Class C Shares	(1,293,640)	(2,814,365)
Class I Shares	(11,882,401)	(22,525,031)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(24,973,721)	(68,147,256)
Class C Shares	(8,167,014)	(25,962,271)
Class I Shares	1,127,729	15,637,165

Net Decrease in Net Assets	(58,491,146)	(116,303,541)

NET ASSETS

Beginning of Period	1,479,854,044	1,596,157,585

End of Period	$1,421,362,898	$1,479,854,044

Distribution in excess of net investment income	$(3,657)	$(3,657)

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  17

Notes to Financial Statements

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,369,766,426

Gross unrealized appreciation on a tax basis	38,931,038
Gross unrealized depreciation on a tax basis	(8,345,856)

Net unrealized appreciation (depreciation) on investments (tax basis)	$30,585,182

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $7,436,422. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,400,351,608	$–	$1,400,351,608	$–

Total Investments in Securities	$1,400,351,608	$–	$1,400,351,608	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%

Next $500 million	0.450

Next $500 million	0.400

Next $500 million	0.350

Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.452% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $512 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,098 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $13,158 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.10%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $22,202,478 in purchases and $91,236,647 in sales generating realized losses of $598,396.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,567,004	$22,022,819	3,977,534	$55,804,317
Shares issued to shareholders in reinvestment of dividends	277,585	3,887,080	590,411	8,305,921
Shares repurchased	(3,622,346)	(50,883,620)	(9,443,471)	(132,257,494)

Net decrease	(1,777,757)	$(24,973,721)	(4,875,526)	$(68,147,256)

Class C Shares
Shares sold	416,361	$5,865,852	802,423	$11,309,603
Shares issued to shareholders in reinvestment of dividends	80,170	1,123,960	170,880	2,407,180
Shares repurchased	(1,077,811)	(15,156,826)	(2,817,438)	(39,679,054)

Net decrease	(581,280)	$(8,167,014)	(1,844,135)	$(25,962,271)

Class I Shares
Shares sold	9,378,397	$131,360,163	24,690,644	$345,934,491
Shares issued to shareholders in reinvestment of dividends	717,855	10,042,831	1,412,131	19,847,563
Shares repurchased	(10,010,264)	(140,275,265)	(25,049,596)	(350,144,889)

Net increase	85,988	$1,127,729	1,053,179	$15,637,165

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $181,842,310 and $162,310,953, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Semi-Annual Report  |  23

Financial Highlights

Thornburg Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$14.15	0.16	(0.26)	(0.10)	(0.16)	–	(0.16)	$13.89
2017(b)	$14.47	0.30	(0.32)	(0.02)	(0.30)	–	(0.30)	$14.15
2016(b)	$14.17	0.29	0.30	0.59	(0.29)	–	(0.29)	$14.47
2015(b)	$14.23	0.30	(0.06)	0.24	(0.30)	–	(0.30)	$14.17
2014(b)	$13.76	0.34	0.47	0.81	(0.34)	–	(0.34)	$14.23
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	–	(0.33)	$13.76

CLASS C SHARES

2018(c)	$14.17	0.13	(0.26)	(0.13)	(0.13)	–	(0.13)	$13.91
2017	$14.49	0.26	(0.32)	(0.06)	(0.26)	–	(0.26)	$14.17
2016	$14.19	0.24	0.30	0.54	(0.24)	–	(0.24)	$14.49
2015	$14.25	0.25	(0.06)	0.19	(0.25)	–	(0.25)	$14.19
2014	$13.78	0.30	0.47	0.77	(0.30)	–	(0.30)	$14.25
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	–	(0.29)	$13.78

CLASS I SHARES

2018(c)	$14.13	0.18	(0.26)	(0.08)	(0.18)	–	(0.18)	$13.87
2017	$14.46	0.35	(0.33)	0.02	(0.35)	–	(0.35)	$14.13
2016	$14.15	0.33	0.31	0.64	(0.33)	–	(0.33)	$14.46
2015	$14.22	0.34	(0.07)	0.27	(0.34)	–	(0.34)	$14.15
2014	$13.75	0.38	0.47	0.85	(0.38)	–	(0.38)	$14.22
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	–	(0.38)	$13.75

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

2.25	(d)	0.90	(d)	0.90	(d)	0.90	(d)	(0.73)	12.12	$356,048
2.15		0.92		0.92		0.92		(0.08)	24.04	$387,790
2.00		0.92		0.92		0.92		4.17	10.80	$467,335
2.09		0.92		0.92		0.92		1.68	13.49	$423,113
2.43		0.92		0.92		0.92		5.95	14.85	$417,369
2.37		0.92		0.92		0.92		(0.91)	29.18	$429,941

1.91	(d)	1.24	(d)	1.24	(d)	1.26	(d)	(0.89)	12.12	$129,542
1.83		1.24		1.24		1.27		(0.40)	24.04	$140,176
1.68		1.24		1.24		1.27		3.84	10.80	$170,149
1.77		1.24		1.24		1.28		1.35	13.49	$160,042
2.11		1.24		1.24		1.29		5.61	14.85	$157,126
2.05		1.24		1.24		1.30		(1.22)	29.18	$159,727

2.53	(d)	0.62	(d)	0.62	(d)	0.62	(d)	(0.59)	12.12	$935,772
2.45		0.62		0.62		0.62		0.15	24.04	$951,888
2.30		0.61		0.61		0.61		4.57	10.80	$958,674
2.39		0.62		0.62		0.62		1.91	13.49	$751,486
2.73		0.62		0.61		0.62		6.28	14.85	$618,280
2.68		0.61		0.61		0.61		(0.53)	29.18	$449,501

Semi-Annual Report  |  25

Expense Example

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$992.70	$4.47
Hypothetical*	$1,000.00	$1,020.44	$4.53

CLASS C SHARES

Actual	$1,000.00	$991.10	$6.16
Hypothetical*	$1,000.00	$1,018.75	$6.24

CLASS I SHARES

Actual	$1,000.00	$994.10	$3.08
Hypothetical*	$1,000.00	$1,021.84	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH172

Semi-Annual Report

March 31, 2018

THORNBURG

STRATEGIC

MUNICIPAL

INCOME

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Strategic Municipal Income Fund

Semi-Annual Report  ^   March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class I shares decreased by 24 cents to $14.92 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.25% total return, compared to the negative 0.40% total return for the ICE BofAML Municipal Master Index.

The Fund’s duration, as well as curve positioning, detracted 0.03% from relative performance. Sector selection was a positive contributor to performance, adding 0.17%. Lastly, security selection, which is performance not attributable to duration and sector selection, was the major driver of relative performance, contributing 0.44%.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.

Class A Shares (Incep: 4/1/09)
Without sales charge	2.35%	1.43%	2.22%	5.94%

With sales charge	0.34%	0.75%	1.80%	5.71%

Class C Shares (Incep: 4/1/09)
Without sales charge	1.84%	1.03%	1.85%	5.61%

With sales charge	1.24%	1.03%	1.85%	5.61%

Class I Shares (Incep: 4/1/09)	2.58%	1.69%	2.50%	6.25%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	2.32%
SEC Yield	1.65%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.62%; I shares, 0.97%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.51%; I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.20%, and the SEC yield would have been 1.54%.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield - The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield - A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding - Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread - The difference between the yields of securities with different credit qualities.

Duration - A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering - Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve - A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	219
Effective Duration	4.7 Yrs
Average Maturity	9.2 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 99.6%

	ARIZONA — 3.1%
a	Arizona (LOC: Bank of America N.A.) HFA, Series C-RMK, 1.70% due 1/1/2046 (put 4/2/2018)	$4,800,000	$4,800,000
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,804,575
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	734,467

	ARKANSAS — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), 5.00% due 11/1/2036	1,000,000	1,133,240

	CALIFORNIA — 14.8%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), 5.00% due 7/1/2047	1,635,000	1,738,822
	Benicia (Benicia High School; Insured: AGM) USD GO, 0.00%, due 8/1/2026	830,000	654,123
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2034	420,000	451,445
	Series A, 5.00% due 8/15/2036	500,000	566,265
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,676,565
b	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 1.971% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,980
	California Infrastructure and Economic Development Bank (Pacific Gas and Electric Company), Series E, 1.75% due 11/1/2026 (put 6/1/2022)	1,000,000	960,920
	California Municipal Finance Authority (Harbor Regional Center), 8.50% due 11/1/2039 (pre-refunded 11/1/2019)	1,000,000	1,103,910
	California Municipal Finance Authority, 1.40% due 9/1/2021 (put 7/2/2018)	2,000,000	2,000,000
c	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project), 5.00% due 11/21/2045	1,000,000	1,064,730
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	2,000,000	2,007,320
	California State Public Works Board (Department of General Services-Office Buildings 8 and 9 Renovation), 6.25% due 4/1/2034 (pre-refunded 4/1/2019)	100,000	104,691
	California Statewide Communities Development Authority (Aspire Public Schools), 6.125% due 7/1/2046 (pre-refunded 1/1/2019)	995,000	1,028,532
	California Statewide Communities Development Authority (Aspire Public Schools; LOC: PCSD; Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	95,000	96,808
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2035	2,975,000	3,330,185
	Calipatria (Educational Facilities; Insured: ACA) USD GO, 0.00%, due 8/1/2025	2,115,000	1,544,204
	Carson Redevelopment Agency (Project Area 1), Series A, 7.00% due 10/1/2036 (pre-refunded 10/1/2019)	500,000	539,325
	City of Los Angeles (Cash Flow Management) GO, 5.00% due 6/28/2018	2,000,000	2,016,760
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,091,150
	City of Palm Springs Financing Authority (Downtown Revitalization Project), 5.25% due 6/1/2027	1,620,000	1,809,929
	Corona-Norco (Insured: AGM) USD COP, 5.00% due 4/15/2031	1,750,000	1,846,897
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	630,000	694,827
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 5.00% due 6/29/2018	1,000,000	1,008,480
	County of Riverside (Fiscal Year 2017-2018 Expenditures), 2.00% due 6/29/2018	3,000,000	3,003,840
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), 5.25% due 12/15/2023	650,000	651,554
	M-S-R Energy Authority, 6.50% due 11/1/2039	1,000,000	1,404,340
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2035	1,000,000	1,137,700
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), 0.00%, due 7/15/2021	1,285,000	1,190,501
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), 0.00%, due 6/1/2021	535,000	497,379
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment),
	Series C,
	6.50% due 8/1/2039 (pre-refunded 8/1/2019)	250,000	265,920
	6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	568,665
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), 0.00%, due 8/1/2023	1,025,000	889,454
	San Jose Redevelopment Agency (Merged Area Redevelopment), 5.50% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,088,500
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re), 0.00%, Series D, due 9/1/2027	905,000	699,873

	COLORADO — 1.3%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,148,220
	Eagle River Fire District,
	6.625% due 12/1/2024 (pre-refunded 12/1/2019)	225,000	242,410
	6.875% due 12/1/2030 (pre-refunded 12/1/2019)	400,000	432,580
	Public Authority for Colorado Energy (Natural Gas Purchase),
	5.75% due 11/15/2018	150,000	153,521
	6.50% due 11/15/2038	260,000	361,088
	Regional Transportation District (FasTracks Transportation System) COP,
	5.375% due 6/1/2031	500,000	533,965
	Series A, 5.00% due 6/1/2044	565,000	616,375

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	CONNECTICUT — 2.3%
	Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 6.00% due 7/1/2039 (pre-refunded 7/1/2019)	$1,000,000	$1,053,080
b	State of Connecticut GO (Various Capital Projects), Series D, 2.33% (MUNIPSA + 0.75%) due 6/15/2018	3,000,000	3,000,960
d	State of Connecticut GO, 5.00% due 4/15/2035	2,000,000	2,210,580

	DELAWARE — 0.4%
	Delaware (Nanticoke Memorial Hospital) HFA, 5.00% due 7/1/2021	1,000,000	1,067,420

	DISTRICT OF COLUMBIA — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGM), 0.00%, due 10/1/2027	1,500,000	1,076,985

	FLORIDA — 4.0%
	Broward County (Airport System Improvements), 5.00% due 10/1/2037	1,000,000	1,125,450
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 - 4/1/2028	2,250,000	2,509,185
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,414,631
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, 5.00% due 8/1/2027	1,100,000	1,204,995
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,153,850
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 4.871% due 10/1/2021	1,000,000	1,044,980
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	530,000	555,578
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 5.00% due 10/15/2030	1,500,000	1,680,855

	GEORGIA — 0.7%
	City of Atlanta (Water and Wastewater Capital Improvement Program), 6.25% due 11/1/2034 (pre-refunded 11/1/2019)	500,000	535,180
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	1,000,000	1,046,520
	Main Street Natural Gas, Inc. (Georgia Gas), 5.50% due 9/15/2023	350,000	399,924

	GUAM—3.6%
	Government of Guam (Economic Development) GO, 7.00% due 11/15/2039 (pre-refunded 11/15/2019)	520,000	562,619
	Government of Guam (Economic Development), Series D-REF, 5.00% due 11/15/2031	2,000,000	2,107,280
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.75% due 12/1/2034 (pre-refunded 12/1/2019)	500,000	533,525
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2032	3,000,000	3,153,150
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,000,000	1,081,810
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,087,600
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028	500,000	539,350
	5.25% due 7/1/2024	500,000	552,690

	HAWAII — 0.4%
b	City and County of Honolulu GO Floating Rate Note (Rail Transit Project), 1.90% (MUNISPA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	1,000,390

	IDAHO — 0.6%
	State of Idaho (Cash Flow Management) GO, 4.00% due 6/29/2018	1,500,000	1,508,715

	ILLINOIS — 8.8%
	Chicago Park District (Various Capital Projects) GO, 5.00% due 1/1/2035	2,000,000	2,156,940
	Chicago Park District, 5.00% due 1/1/2027	825,000	939,461
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	566,780
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	540,400
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2030	1,500,000	1,644,435
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	217,164
	City of Chicago (Water System Improvements; Insured: AMBAC), 0.00%, due 11/1/2018	305,000	301,529
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,258,192
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,060,070
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,486,781
	Illinois Finance Authority (OSF Healthcare System), 6.00% due 5/15/2039 (pre-refunded 5/15/2020)	990,000	1,074,011
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,533,438
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2027 - 3/1/2034	1,200,000	1,366,556
	Illinois State University (Insured AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,101,319
	Illinois Toll Highway Authority (Move Illinois Program), 5.00% due 1/1/2037	1,000,000	1,120,320
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,520,278
	Series D, 5.00% due 1/1/2028	1,000,000	1,126,690
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	48,075
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, 0.00%, Series C, due 12/1/2023	570,000	470,700

	INDIANA — 1.9%
	City of Carmel Redevelopment District (Performing Arts Center) COP, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,121,780
	City of Whiting Environmental Facilities (BP Products North America Inc. Project), 5.00% due 3/1/2046 (put 3/1/2023)	2,500,000	2,816,675
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041	1,000,000	1,081,830

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	KANSAS — 1.1%
	City of Wichita (Brentwood Apartments), 5.85% due 12/1/2025	$825,000	$805,068
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,244,680

	KENTUCKY — 2.3%
e	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 89; Insured: AGM), 5.00% due 11/1/2020 (pre-refunded 11/1/2018)	2,500,000	2,549,825
	County of Owen (Kentucky-American Water Co. Project), Series A-KY, 6.25% due 6/1/2039	540,000	566,703
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, 0.00%, Series B, due 10/1/2021 - 10/1/2022	3,365,000	2,974,484

	LOUISIANA — 1.9%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	444,896
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,000,000	2,218,640
	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,250,000	2,391,705

	MASSACHUSETTS — 0.3%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	618,209
	Massachusetts Educational Financing Authority (MEFA Loan Program), 6.00% due 1/1/2028	195,000	203,406

	MICHIGAN — 5.5%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,419,050
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,140,958
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,118,060
	Detroit City School District (School Building & Site; Insured: AGM) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,159,520
	Detroit City School District (School Building & Site; Insured: Q-SBLF), Series A, 5.00% due 5/1/2025	1,000,000	1,103,680
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.00% due 5/15/2036	450,000	469,251
	5.00% due 5/15/2036 (pre-refunded 5/15/2020)	550,000	585,910
e	5.25% due 5/15/2041	140,000	150,511
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	945,123
	Livonia Public School District (School Building & Site) GO, Series I, 5.00% due 5/1/2036	225,000	249,849
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,083,850
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	975,000	999,745
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.75% due 11/15/2039 (pre-refunded 11/15/2019)	1,000,000	1,063,300
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-Re/AMBAC), 7.00% due 5/1/2021	250,000	285,595
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,924,561

	MISSOURI — 0.9%
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 6.00% due 5/1/2030	2,505,000	2,537,315

	NEBRASKA — 0.7%
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,970,797

	NEVADA — 0.4%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,102,490

	NEW JERSEY — 4.3%
	Higher Education Student Assistance Authority (NJCLASS Student Loan Program), Series 1B, 5.75% due 12/1/2039	750,000	816,232
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	1,000,000	1,066,180
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,184,710
	New Jersey Economic Development Authority (School Facilities Construction), Series BBB, 5.50% due 6/15/2030	1,000,000	1,140,780
	New Jersey Transit Corp. (Federal Transit Administration Section 5307 Urbanized Area Formula Funds), Series A, 5.00% due 9/15/2020	1,000,000	1,057,820
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),	1,000,000	1,003,940
b	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)
	5.00% due 6/15/2027	3,000,000	3,331,770
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2022	2,000,000	2,012,440

	NEW MEXICO — 1.4%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 9/1/2024	1,000,000	1,065,320
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,500,000	2,641,525

	NEW YORK — 11.5%
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2023	3,000,000	3,415,170
	Series J, 5.00% due 8/1/2031	2,000,000	2,273,320
a	City of New York GO, 1.73% due 1/1/2036 - 10/1/2046 (put 4/2/2018)	5,600,000	5,600,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	1,000,000	1,020,360
	Metropolitan Transportation Authority, Series C-1, 5.00% due 11/15/2031	2,000,000	2,344,840
	New York City Transitional Finance Authority Future Tax Secured Revenue,
a	1.73% due 11/1/2042 (put 4/2/2018)	3,850,000	3,850,000
a	1.75% due 8/1/2031 (put 4/2/2018)	3,650,000	3,650,000
a	Series 1-SUB 1D, 1.75% due 11/1/2022 (put 4/2/2018)	1,600,000	1,600,000

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
a	New York City Water & Sewer System, 1.73% due 6/15/2050 (put 4/2/2018)	$4,000,000	$4,000,000
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2022	1,000,000	1,103,600
	Town of Oyster Bay (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts) GO, Series C, 2.50% due 6/1/2018	1,985,000	1,986,330

	NORTH CAROLINA — 1.4%
a	Charlotte-Mecklenburg Hospital Authority, 1.73% due 1/15/2037 (put 4/2/2018)	1,900,000	1,900,000
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,712,730

	OHIO — 1.2%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,605,679
	City of Akron (Community Learning Centers), 5.00% due 12/1/2031	625,000	687,144
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC: Fifth Third Bank), 7.00% due 5/15/2040	925,000	1,021,588

	OREGON — 1.0%
	State of Oregon (Cash Management) GO, Series A, 5.00% due 9/28/2018	2,500,000	2,541,725

	PENNSYLVANIA — 7.0%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	895,000	946,051
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036	1,000,000	1,136,350
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,690,289
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,137,370
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,124,380
	Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2019	2,675,000	2,797,275
	Pennsylvania Economic (Colver Project; Insured: AMBAC) DFA, Series F, 4.625% due 12/1/2018	325,000	327,395
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2037	2,000,000	2,278,880
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	838,807
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,341,373
	Pennsylvania Turnpike Commission, 5.00% due 12/1/2037	750,000	850,065
	Philadelphia (Mast Charter School) IDA, 6.00% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,095,060
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2035	1,500,000	1,686,810
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,500,787
d	School District of Philadelphia GO, 5.00% due 9/1/2038	100,000	111,381

	RHODE ISLAND — 0.3%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 - 9/1/2024	475,000	523,438
	5.50% due 9/1/2022 - 9/1/2024 (pre-refunded 9/1/2020)	190,000	211,392

	SOUTH CAROLINA — 0.7%
	South Carolina Public Service Authority (Summer Nuclear Units 2 and 3), Series B, 5.00% due 12/1/2034	1,780,000	1,937,032

	SOUTH DAKOTA — 0.5%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027	400,000	430,184
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.50% due 11/1/2040	750,000	786,248

	TENNESSEE — 0.6%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,143,350
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	500,000	570,160

	TEXAS — 11.1%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2032 - 1/1/2034	1,600,000	1,813,549
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,174,241
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,865,775
	City of Houston (Convention & Entertainment Facilities Department), 5.00% due 9/1/2025 - 9/1/2034	2,875,000	3,209,663
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	3,000,000	3,451,590
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,165,000	1,302,715
	Harris County-Houston Sports Authority, Series A, 5.00% due 11/15/2030	2,000,000	2,228,220
	Kimble County Hospital District, Series A, 6.25% due 8/15/2033 (pre-refunded 8/15/2019)	500,000	530,030
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 6.25% due 8/15/2039 (pre-refunded 8/15/2019)	1,000,000	1,060,060
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,281,904
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	22,267
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	904,522
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	44,185
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 6.70% due 8/15/2040 (pre-refunded 8/15/2020)	1,000,000	1,110,290
	State of Texas (Cash Flow Management), 4.00% due 8/30/2018	3,400,000	3,434,238
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.20% due 2/15/2040 (pre-refunded 2/15/2020)	1,000,000	1,077,890
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,000,000	1,095,660

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	U. S. VIRGIN ISLANDS — 0.4%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2037	$1,500,000	$1,020,000

	UTAH — 0.8%
	Herriman City (Towne Center Access and Utility Improvements), 4.75% due 11/1/2022 (pre-refunded 5/1/2020)	1,000,000	1,062,210
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2033	1,000,000	1,124,470

	WASHINGTON — 1.2%
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,200,540
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center), 5.70% due 7/1/2038 (pre-refunded 7/1/2020)	1,000,000	1,085,380

	WISCONSIN — 0.4%
c	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	1,000,000	979,510

	TOTAL INVESTMENTS — 99.6% (Cost $256,578,378)		$266,961,131

	OTHER ASSETS LESS LIABILITIES — 0.4%		984,820

	NET ASSETS — 100.0%		$267,945,951

Footnote Legend

a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $2,044,240, representing 0.76% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund

See notes to financial statements.

Semi-Annual Report  |  11

Statement of Assets and Liabilities

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $256,578,378) (Note 3)	$266,961,131
Cash	377,733
Receivable for investments sold	2,110,000
Receivable for fund shares sold	606,997
Interest receivable	3,288,842
Prepaid expenses and other assets	39,212

Total Assets	273,383,915

LIABILITIES

Payable for investments purchased	4,317,602
Payable for fund shares redeemed	848,023
Payable to investment advisor and other affiliates (Note 4)	169,487
Accounts payable and accrued expenses	71,318
Dividends payable	31,534

Total Liabilities	5,437,964

NET ASSETS	$267,945,951

NET ASSETS CONSIST OF

Undistributed net investment income	$3,111
Net unrealized appreciation on investments	10,382,753
Accumulated net realized gain (loss)	(1,254,043)
Net capital paid in on shares of beneficial interest	258,814,130

$267,945,951

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($58,239,304 applicable to 3,906,322 shares of beneficial interest outstanding - Note 5)	$14.91

Maximum sales charge, 2.00% of offering price	0.30

Maximum offering price per share	$15.21

Class C Shares:
Net asset value and offering price per share* ($29,791,201 applicable to 1,996,151 shares of beneficial interest outstanding - Note 5)	$14.92

Class I Shares:
Net asset value, offering and redemption price per share ($179,915,446 applicable to 12,056,314 shares of beneficial interest outstanding - Note 5)	$14.92

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg Strategic Municipal Income Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $1,100,417)	$4,648,066

EXPENSES

Investment advisory fees (Note 4)	1,003,591
Administration fees (Note 4)
Class A Shares	33,352
Class C Shares	17,614
Class I Shares	53,608
Distribution and service fees (Note 4)
Class A Shares	74,697
Class C Shares	94,468
Transfer agent fees
Class A Shares	29,245
Class C Shares	11,494
Class I Shares	55,180
Registration and filing fees
Class A Shares	7,948
Class C Shares	8,130
Class I Shares	8,490
Custodian fees (Note 2)	28,880
Professional fees	24,472
Trustee and officer fees (Note 4)	5,914
Other expenses	17,554

Total Expenses	1,474,637

Less:
Expenses reimbursed by investment advisor (Note 4)	(53,672)
Investment advisory fees waived by investment advisor (Note 4)	(200,718)

Net Expenses	1,220,247

Net Investment Income	$3,427,819

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	156,353
Net change in unrealized appreciation (depreciation) on investments	(4,348,725)

Net Realized and Unrealized Loss	(4,192,372)

Net Decrease in Net Assets Resulting from Operations	$(764,553)

Semi-Annual Report  |  13

Statements of Changes in Net Assets

Thornburg Strategic Municipal Income Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$3,427,819	$6,887,834
Net realized gain (loss) on investments	156,353	(1,331,206)
Net unrealized appreciation (depreciation) on investments	(4,348,725)	(6,558,226)

Net Decrease in Net Assets Resulting from Operations	(764,553)	(1,001,598)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(739,026)	(1,557,265)
Class C Shares	(311,636)	(672,205)
Class I Shares	(2,377,157)	(4,658,606)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(2,357,368)	(15,311,985)
Class C Shares	(2,647,167)	(4,851,450)
Class I Shares	7,800,170	(11,093,234)

Net Decrease in Net Assets	(1,396,737)	(39,146,343)

NET ASSETS

Beginning of Period	269,342,688	308,489,031

End of Period	$267,945,951	$269,342,688

Undistributed net investment income	$3,111	$3,111

* Unaudited.

See notes to financial statements.

14  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax, as is consistent in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |   March 31, 2018 (Unaudited)

investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$256,578,378

Gross unrealized appreciation on a tax basis	10,895,569
Gross unrealized depreciation on a tax basis	(512,816)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,382,753

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,331,205. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $79,190 (of which $0 are short-term and $79,190 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$266,961,131	$–	$266,961,131	$–

Total Investments in Securities	$266,961,131	$–	$266,961,131	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.750%

Next $500 million	0.675

Next $500 million	0.625

Next $500 million	0.575

Over $2 billion	0.500

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.75% of the Fund’s average net assets (before applicable management fee waiver of $200,718).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $28 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $474 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

For the six months ended March 31, 2018, the Advisor contractually waived Fund level investment advisory fees of $200,718. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $42,874 for Class A shares and $10,798 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 8.28%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $4,865,000 in purchases and $1,800,000 in sales generating no realized gains or losses.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	419,509	$6,315,695	1,322,804	$19,909,384
Shares issued to shareholders in reinvestment of dividends	48,471	727,808	100,078	1,505,509
Shares repurchased	(624,577)	(9,400,871)	(2,451,992)	(36,726,878)

Net decrease	(156,597)	$(2,357,368)	(1,029,110)	$(15,311,985)

Class C Shares
Shares sold	126,307	$1,903,821	493,092	$7,406,382
Shares issued to shareholders in reinvestment of dividends	19,400	291,633	41,235	620,979
Shares repurchased	(321,694)	(4,842,621)	(856,940)	(12,878,811)

Net decrease	(175,987)	$(2,647,167)	(322,613)	$(4,851,450)

Class I Shares
Shares sold	1,956,921	$29,478,637	5,124,506	$76,773,451
Shares issued to shareholders in reinvestment of dividends	149,330	2,244,026	284,146	4,280,377
Shares repurchased	(1,588,427)	(23,922,493)	(6,138,227)	(92,147,062)

Net increase (decrease)	517,824	$7,800,170	(729,575)	$(11,093,234)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $25,381,234 and $21,118,407, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, high yield risk, management risk, derivatives risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  19

Financial Highlights

Thornburg Strategic Municipal Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$15.14	0.19	(0.23)	(0.04)	(0.19)	–	(0.19)	$14.91
2017(b)	$15.53	0.35	(0.39)	(0.04)	(0.35)	–	(0.35)	$15.14
2016(b)	$15.16	0.33	0.37	0.70	(0.33)	–	(0.33)	$15.53
2015(b)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40

CLASS C SHARES

2018(c)	$15.16	0.15	(0.24)	(0.09)	(0.15)	–	(0.15)	$14.92
2017	$15.54	0.28	(0.38)	(0.10)	(0.28)	–	(0.28)	$15.16
2016	$15.17	0.28	0.37	0.65	(0.28)	–	(0.28)	$15.54
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41

CLASS I SHARES

2018(c)	$15.16	0.20	(0.24)	(0.04)	(0.20)	–	(0.20)	$14.92
2017	$15.54	0.39	(0.38)	0.01	(0.39)	–	(0.39)	$15.16
2016	$15.17	0.38	0.37	0.75	(0.38)	–	(0.38)	$15.54
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Strategic Municipal Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

2.47	(d)	1.00	(d)	1.00	(d)	1.29	(d)	(0.29)	8.86	$58,239
2.30		1.09		1.09		1.30		(0.23)	27.35	$61,525
2.11		1.25		1.25		1.29		4.63	11.24	$79,058
2.28		1.25		1.25		1.31		2.18	12.13	$66,722
2.82		1.25		1.25		1.31		8.93	21.89	$61,424
2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278

1.98	(d)	1.49	(d)	1.49	(d)	1.64	(d)	(0.60)	8.86	$29,791
1.88		1.52		1.52		1.66		(0.59)	27.35	$32,926
1.80		1.55		1.55		1.66		4.32	11.24	$38,773
1.98		1.55		1.55		1.70		1.87	12.13	$29,073
2.53		1.55		1.55		1.72		8.60	21.89	$26,168
2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344

2.70	(d)	0.78	(d)	0.78	(d)	0.94	(d)	(0.25)	8.86	$179,915
2.56		0.83		0.83		0.94		0.09	27.35	$174,892
2.42		0.93		0.93		0.93		4.96	11.24	$190,658
2.60		0.93		0.93		0.93		2.50	12.13	$151,992
3.12		0.94		0.93		0.94		9.27	21.89	$137,109
3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262

Semi-Annual Report  |  21

Expense Example

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$997.10	$4.98
Hypothetical*	$1,000.00	$1,019.95	$5.04

CLASS C SHARES

Actual	$1,000.00	$994.00	$7.41
Hypothetical*	$1,000.00	$1,017.50	$7.49

CLASS I SHARES

Actual	$1,000.00	$997.50	$3.88
Hypothetical*	$1,000.00	$1,021.04	$3.93

†	Expenses are equal to the annualized expense ratio for each class (A: 1.00%; C: 1.49%; I: 0.78%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22  |  Semi-Annual Report

Other Information

Thornburg Strategic Municipal Income Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  23

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

24  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  25

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26  |  Semi-Annual Report

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Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1979

Semi-Annual Report

March 31, 2018

THORNBURG

CALIFORNIA

LIMITED TERM MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg California Limited Term Municipal Fund

Semi-Annual Report  |  March 31, 2018

Table of Contents

Letter to Shareholders	4

Performance Summary	5

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 28 cents to $13.51 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 1.18% total return, compared to the negative 1.03% total return for the ICE BofAML 1-10 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, added 0.04% to relative performance. Sector selection was also a positive contributor to performance, adding 0.06%. Lastly, security selection, which is performance not attributable to duration and sector selection, was the major driver of relative performance, contributing 0.11%.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 2/19/87)
Without sales charge	0.23%	0.42%	1.06%	2.71%	4.13%

With sales charge	-1.29%	-0.08%	0.75%	2.56%	4.07%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.04%	0.20%	0.80%	2.45%	3.08%

With sales charge	-0.45%	0.20%	0.80%	2.45%	3.08%

Class I Shares (Incep: 4/1/97)	0.59%	0.74%	1.37%	3.05%	3.56%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	1.46%
SEC Yield	1.06%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.89%; C shares, 1.15%; I shares, 0.67%.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	389
Effective Duration	3.6 Yrs
Average Maturity	4.4 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2018 - 12/1/2024	$4,375,000	$4,870,313
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	557,375
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,114,750
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), 0.00%, due 9/1/2022	3,000,000	2,672,250
a	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), 2.28% (MUNIPSA + 0.70%) due 4/1/2047 (put 10/1/2019)	5,000,000	5,027,450
	2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	4,914,430
	Series E, 2.00% due 4/1/2034 (put 4/1/2021)	5,300,000	5,292,315
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,122,430
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2020 - 9/2/2023	6,225,000	6,943,718
	California (Children’s Hospital Los Angeles) HFFA, 5.00% due 11/15/2018 - 11/15/2023	3,425,000	3,651,715
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2022	1,000,000	1,086,710
	California (Episcopal Home; Insured: California Mtg Insurance) HFFA, Series B, 5.10% due 2/1/2019	290,000	298,648
	California (Kaiser Permanente) HFFA, 5.00% due 11/1/2027	3,000,000	3,666,690
	California (Providence Health and Services) HFFA, Series C, 6.00% due 10/1/2018	1,000,000	1,022,230
	California (St. Joseph Health System) HFFA, 5.00% due 7/1/2034 (put 10/18/2022)	2,000,000	2,241,680
	Series A, 5.00% due 7/1/2024	1,000,000	1,141,130
	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,407,400
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,183,300
	California Educational Facilities Authority (Loyola Marymount University; Insured: Natl-Re), 0.00%, Series A, due 10/1/2019	2,025,000	1,970,608
	California Educational Facilities Authority (Pitzer College), 5.00% due 4/1/2018 - 4/1/2020	2,985,000	3,079,879
b	California Health Facilities Financing Authority (LOC: US Bank N.A.), 1.45% due 9/1/2028 (put 4/2/2018)	1,600,000	1,600,000
	California Infrastructure and Economic Development Bank (King City High School), 5.25% due 8/15/2020	1,000,000	1,063,980
a	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 1.971% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,268,625
c	California Infrastructure and Economic Development Bank (Pacific Gas and Electric Company), 1.75% due 11/1/2026 (put 6/1/2022)	4,500,000	4,324,140
	Series E, 1.75% due 11/1/2026 (put 6/1/2022)	3,500,000	3,363,220
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2018 - 7/1/2027	2,025,000	2,253,171
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	435,000	484,246
	California Municipal Finance Authority (Biola University), 4.00% due 10/1/2019	405,000	420,580
	5.00% due 10/1/2020 - 10/1/2027	2,855,000	3,240,377
	California Municipal Finance Authority, 1.40% due 9/1/2021 (put 7/2/2018)	4,000,000	4,000,000
b	California Public Finance Authority (LOC: Barclays Bank plc), Series C, 1.50% due 8/1/2052 (put 4/2/2018)	2,300,000	2,300,000
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	6,000,000	6,021,960
	California State Housing Finance Agency (Multi-Family Housing; Insured: FHA), 3.05% due 12/1/2019	735,000	735,412
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	630,681
	California State Public Works Board (Correctional and Rehabilitation Facilities), 5.00% due 4/1/2024	3,350,000	3,739,437
	Series A, 5.00% due 9/1/2022 - 9/1/2024	10,430,000	11,951,955
	Series G, 5.00% due 11/1/2022	1,500,000	1,694,490
	California State Public Works Board (Judicial Council Projects), Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,720,136
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,776,732
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	8,042,680
	California State Public Works Board (University of California; Insured: Natl-Re), Series A, 5.00% due 6/1/2020	1,185,000	1,270,486
	California State Public Works Board (Various State Participating Agency Capital Projects), 5.125% due 3/1/2021 (pre-refunded 3/1/2020)	1,635,000	1,743,351
	California State Public Works Board (Yuba City Courthouse), 5.00% due 6/1/2022	1,950,000	2,184,897
	California Statewide Communities Development Authority (Aspire Public Schools; LOC: PCSD; Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	685,000	698,036
	California Statewide Communities Development Authority (Cottage Health System), 4.00% due 11/1/2021	150,000	160,253
	5.00% due 11/1/2020 - 11/1/2025	710,000	807,944
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,260,000	2,538,308
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	3,715,000	3,839,118
	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,195,000	4,218,031
	Calipatria (Educational Facilities; Insured: ACA) USD GO, 0.00%, due 8/1/2025	4,360,000	3,183,323
	Carson Redevelopment Agency (Project Area 1), Series A, 6.00% due 10/1/2019	1,050,000	1,091,727
	Castaic (Insured: Natl-Re) USD GO, 0.00%, Series A, due 5/1/2018	615,000	614,268
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2023 - 8/1/2027	2,050,000	2,390,414

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
	Central Valley Financing Authority (Carson Ice), 5.25% due 7/1/2020	$500,000	$539,260
	Chabot-Las Positas Community College District (Educational Facilities) GO, 4.00% due 8/1/2019	360,000	371,830
	5.00% due 8/1/2020 - 8/1/2021	885,000	965,412
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, 5.00% due 11/1/2022	700,000	736,701
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,591,186
	City of Burbank (Burbank Water and Power System), Series A, 5.00% due 6/1/2018 - 6/1/2020	985,000	1,032,313
	City of Chula Vista (Capital Facilities Project) COP, 5.25% due 3/1/2020	1,300,000	1,387,919
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,993,335
	City of Chula Vista (San Diego Gas & Electric Co.), Series A, 1.65% due 7/1/2018	3,500,000	3,501,085
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,196,845
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,532,253
	City of Folsom (Community Facilities District No. 2), 5.00% due 12/1/2018	965,000	986,732
	City of Los Angeles (Cash Flow Management) GO, 5.00% due 6/28/2018	7,500,000	7,562,850
	City of Manteca (Wastewater Quality Control Facility), 4.00% due 12/1/2018	375,000	381,315
	City of Manteca (Water Supply System), 4.00% due 7/1/2018	550,000	553,410
	5.00% due 7/1/2019 - 7/1/2023	2,050,000	2,243,302
	City of Porterville (Public Service Capital Projects; Insured: AMBAC) COP, 6.30% due 10/1/2018	245,000	250,760
	City of Redding (City Electric System; Insured: AGM) COP, Series A, 5.00% due 6/1/2020	1,055,000	1,061,035
	5.00% due 6/1/2020 (pre-refunded 6/1/2018)	1,445,000	1,453,265
	City of San Jose Financing Authority (Civic Center Project),
	Series A, 4.00% due 6/1/2021	1,000,000	1,069,840
	5.00% due 6/1/2019 - 6/1/2024	3,745,000	4,158,613
	City of Torrance (Torrance Memorial Medical Center), 5.00% due 9/1/2020	1,155,000	1,235,584
	County of El Dorado Community Facilities District (El Dorado Hills Development), 5.00% due 9/1/2019	1,700,000	1,777,860
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 5.00% due 6/29/2018	7,000,000	7,059,360
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), 5.00% due 6/1/2020 - 6/1/2024	6,000,000	6,648,515
	County of Monterey (Natividad Medical Center; Insured: AGM) COP, 5.25% due 8/1/2021	3,700,000	3,935,320
	Delano Financing Authority (Police Station and Capital Improvements), Series A, 5.00% due 12/1/2018 - 12/1/2019	2,330,000	2,417,478
	Desert Sands (Educational Facilities; Insured: BAM) USD COP, 4.00% due 3/1/2019	1,000,000	1,022,070
	5.00% due 3/1/2020 - 3/1/2021	1,780,000	1,919,113
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,722,916
	El Dorado Irrigation District (Water System Capital Improvements) COP, 5.00% due 3/1/2025 - 3/1/2026	2,700,000	3,201,978
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 4.00% due 9/1/2020	575,000	604,428
	5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,373,244
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,428,375
	Fresno County (Educational Facilities; Insured: Natl-Re) USD GO, Series B, 5.00% due 2/1/2020	2,510,000	2,657,914
	Series C, 5.90% due 8/1/2018 - 8/1/2020	2,025,000	2,139,640
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2023 - 11/15/2025	5,425,000	5,860,482
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027 - 10/1/2028	3,810,000	4,204,068
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,385,032
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	3,007,343
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 4.00% due 6/1/2018	705,000	707,820
	5.00% due 6/1/2019 - 6/1/2025	5,905,000	6,611,999
	Hemet (Insured: AGM) USD GO, 4.00% due 8/1/2018	1,335,000	1,346,107
b	Irvine Ranch Water District (LOC: US Bank N.A.), Series A, 1.45% due 10/1/2041 (put 4/2/2018)	2,725,000	2,725,000
b	Irvine Unified School District (LOC: US Bank N.A.), 1.45% due 9/1/2056 (put 4/2/2018)	2,875,000	2,875,000
	Jurupa Public Financing Authority (Community Services District-Eastvale Area; Insured: AGM), 4.50% due 9/1/2018 - 9/1/2020	2,720,000	2,821,401
	Series A, 4.00% due 9/1/2018	320,000	323,395
	Kern High School District (Insured: AGM) GO, 4.00% due 8/1/2018	500,000	504,195
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), 5.00% due 9/1/2021 - 9/1/2023	4,500,000	5,086,285
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,552,982
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2018	2,000,000	2,052,660

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
c	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO, Series A, 5.00% due 7/1/2023	$8,950,000	$10,285,071
	Series B, 5.00% due 7/1/2023	3,000,000	3,447,510
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,613,072
	Los Angeles Community College District (Facilities Projects) GO, Series J, 5.00% due 8/1/2026 - 8/1/2027	2,000,000	2,434,900
	Los Angeles County Metropolitan Transportation Authority (Rail Transit System Improvements), Series A, 5.00% due 7/1/2028	5,620,000	6,856,063
	Los Angeles County Public Works Financing Authority (Multiple Capital Projects), Series A, 5.00% due 8/1/2018	2,060,000	2,084,329
	Los Angeles County Schools Pooled Financing Program (Compton USD; Insured: AGM) COP, Series A, 5.00% due 6/1/2022	1,500,000	1,686,435
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, 0.00%, Series A, due 8/1/2021	2,135,000	1,975,302
d	Los Angeles Department of Airports AMT, Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	11,931,924
	Los Angeles Department of Airports (Los Angeles International Airport), 5.50% due 5/15/2018	2,000,000	2,009,260
b	Los Angeles Department of Water & Power Power System Revenue, 1.47% due 7/1/2034 (put 4/2/2018)	19,100,000	19,100,000
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2024 - 7/1/2026	1,800,000	2,128,343
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027 - 7/1/2028	4,405,000	5,388,753
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,143,260
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 4.00% due 9/1/2018 - 9/1/2019	1,370,000	1,404,792
	5.00% due 9/1/2020 - 9/1/2023	2,675,000	2,927,745
	Mark West Union School District (Educational Facilities; Insured: Natl-Re) GO, 4.125% due 8/1/2020	1,275,000	1,277,422
b	Metropolitan Water District of Southern California, Series B-3-REMK 03/29/17, 1.49% due 7/1/2035 (put 4/2/2018)	3,300,000	3,300,000
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,720,877
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,000,000	1,127,120
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,696,414
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,239,991
	Natomas (Insured: BAM) USD GO, 5.00% due 8/1/2024	2,425,000	2,763,215
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,908,565
	Northern California Power Agency (Hydroelectric Project), Series A, 5.00% due 7/1/2018	1,250,000	1,261,037
	Northern California Power Agency (Lodi Energy Center), Series A, 5.00% due 6/1/2019	2,340,000	2,431,658
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,197,129
	Palomar Pomerado Health (Insured: AGM) GO, 0.00%, Series A, due 8/1/2019	2,000,000	1,949,120
	Palomar Pomerado Health (Insured: Natl-Re) GO, 0.00%, due 8/1/2021	2,850,000	2,635,936
	Pasadena (2019 Crossover) USD GO, Series B, 5.00% due 8/1/2024 - 8/1/2026	2,800,000	3,335,788
	Pasadena (Educational Facilities Improvements) USD GO, 5.00% due 8/1/2024 - 8/1/2026	1,115,000	1,331,402
	Pomona (Educational Facilities Improvements; Insured: Natl-Re) USD GO, Series A, 6.10% due 2/1/2020	465,000	501,744
	Pomona Public Financing Authority (Facilities Improvements), Series BC, 2.00% due 6/1/2018	500,000	500,400
	3.00% due 6/1/2020	250,000	256,973
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	802,168
	Port of Oakland, Series D, 5.00% due 11/1/2020	4,810,000	5,173,251
	Rancho Santa Fe Community Services District Financing Authority, Series A, 3.00% due 9/1/2018 - 9/1/2019	1,805,000	1,823,745
	4.00% due 9/1/2020 - 9/1/2023	2,675,000	2,858,616
	5.00% due 9/1/2024 - 9/1/2026	3,410,000	3,961,054
	Redevelopment Agency of the City and County of San Francisco (Yerba Buena Center Redevelopment Project Area; Insured: AGM), 5.00% due 6/1/2020	1,730,000	1,850,598
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,214,752
	Ridgecrest Redevelopment Agency (Redevelopment Project), 5.25% due 6/30/2018	1,050,000	1,056,772
	5.50% due 6/30/2019 - 6/30/2020	2,090,000	2,192,193
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects), Series A, 4.00% due 11/1/2018 - 11/1/2019	2,700,000	2,778,717
	5.00% due 11/1/2020 - 11/1/2021	1,105,000	1,207,383
	Riverside County Public Financing Authority (Capital Facilities Project), 4.00% due 11/1/2020	465,000	490,529
	5.00% due 11/1/2019 - 11/1/2025	4,000,000	4,388,220
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	313,432
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2019 - 9/1/2025	2,195,000	2,422,076
	Sacramento City (Educational Facilities Improvements) USD GO, 4.00% due 7/1/2019	5,455,000	5,621,705
	5.00% due 7/1/2021	3,600,000	3,973,356

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2018 - 7/1/2022	$2,595,000	$2,790,965
Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	6,051,108
Sacramento Cogeneration Authority (Procter & Gamble Project), 5.00% due 7/1/2019	625,000	651,537
Salinas Valley Solid Waste Authority (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,718,833
San Diego (Educational System Capital Projects) GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	9,233,780
San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	1,390,000	1,510,610
San Diego Redevelopment Agency (Centre City Redevelopment; Insured: AGM), 0.00%, due 9/1/2019	1,910,000	1,863,606
San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,941,250
San Joaquin Delta Community College District (Insured: AGM) GO, 0.00%, Series B, due 8/1/2019	5,000,000	4,728,850
San Jose, Series A1, 3.50% due 10/1/2021	170,000	173,208
San Mateo County Joint Powers Financing Authority (County Capital Projects), Series A, 5.00% due 7/15/2018	800,000	808,208
San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,249,472
San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, 0.00%, due 9/1/2019	2,000,000	1,953,060
Santa Ana (Insured: Natl-Re) USD GO, 0.00%, Series B, due 8/1/2020	2,035,000	1,940,189
Santa Ana Financing Authority (Police Administration & Holding Facility; Insured: Natl-Re), 6.25% due 7/1/2018	2,000,000	2,023,100
Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,970,157
Santa Margarita Water District (Talega Community Facilities), 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,253,615
Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2019 - 12/1/2027	4,060,000	4,694,770
South San Francisco (Educational Facilities) USD GO, Series E, 4.00% due 6/15/2018	5,000,000	5,026,050
Southeast Resource Recovery Facilities Authority (Insured: AMBAC), Series B, 5.375% due 12/1/2018	2,000,000	2,005,860
Southern California Public Power Authority (Magnolia Power Project A), Series 1, 2.00% due 7/1/2036 (put 7/1/2020)	3,000,000	3,019,920
Southwestern Community College District GO, Series B, 4.00% due 8/1/2022 - 8/1/2026	1,670,000	1,861,698
State of California (Various Capital Projects) GO, 5.00% due 9/1/2020	2,000,000	2,157,220
State of California (Various Capital Projects; Insured: AGM) GO, 4.75% due 9/1/2018	70,000	70,963
State of California Economic Recovery GO, Series A, 5.00% due 7/1/2018	3,000,000	3,026,340
Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,208,749
Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,444,093
Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	4,245,000	5,036,028
Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	2,080,179
Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2019 - 10/1/2020	725,000	771,472
Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,610,815
Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2024 - 9/1/2026	1,600,000	1,877,881
Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,496,210
Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,000,000	3,473,850
Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2019 - 8/1/2021	4,735,000	5,061,175
Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	505,431
Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,354,020
Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,428,600
Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,496,765
Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2018 - 9/1/2025	2,790,000	3,060,058
Temecula Valley Unified School District Financing Authority (Insured BAM), 5.00% due 9/1/2027	2,220,000	2,548,937
Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,203,710
Tulare Public Financing Authority (Insured BAM), 3.00% due 4/1/2019	200,000	202,930
4.00% due 4/1/2020 - 4/1/2022	725,000	771,166
5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,646,921
Turlock Irrigation District, 5.00% due 1/1/2025 - 1/1/2026	2,000,000	2,358,540
Series A, 5.00% due 1/1/2019	1,000,000	1,026,090
Ukiah (Insured: Natl-Re) USD GO, 0.00%, due 8/1/2019	2,000,000	1,952,460
Upper Lake Union High School District (Insured: Natl-Re) GO, 0.00%, Series A, due 8/1/2020	1,050,000	959,364
Ventura County Public Financing Authority (Office Building Purchase and Improvements), 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,797,429

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2019 - 9/1/2023	$1,575,000	$1,737,297
Walnut Improvement Agency (City of Walnut Improvement Plan; Insured: BAM), 5.00% due 3/1/2019	400,000	412,800
Westminster Redevelopment Agency (Commercial Redevelopment Project No. 1; Insured: AGM), 5.00% due 8/1/2024	1,205,000	1,217,821

TOTAL INVESTMENTS — 99.7% (Cost $574,012,259)		$580,859,101

OTHER ASSETS LESS LIABILITIES — 0.3%		1,863,380

NET ASSETS — 100.0%		$582,722,481

Footnote Legend

a	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Segregated as collateral for a when-issued security.
d	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

Semi-Annual Report  |  11

Statement of Assets and Liabilities

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $574,017,979) (Note 3)	$580,859,101
Cash	326,098
Receivable for investments sold	11,000,959
Receivable for fund shares sold	2,030,395
Interest receivable	5,990,395
Prepaid expenses and other assets	10,780

Total Assets	600,217,728

LIABILITIES

Payable for investments purchased	15,907,378
Payable for fund shares redeemed	937,473
Payable to investment advisor and other affiliates (Note 4)	331,930
Accounts payable and accrued expenses	144,741
Dividends payable	173,725

Total Liabilities	17,495,247

NET ASSETS	$582,722,481

NET ASSETS CONSIST OF

Undistributed net investment income	$2,404
Net unrealized appreciation on investments	6,841,121
Accumulated net realized gain (loss)	(2,278,431)
Net capital paid in on shares of beneficial interest	578,157,387

$582,722,481

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($137,017,380 applicable to 10,153,493 shares of beneficial interest outstanding - Note 5)	$13.49

Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.70

Class C Shares:
Net asset value and offering price per share* ($49,688,397 applicable to 3,679,112 shares of beneficial interest outstanding - Note 5)	$13.51

Class I Shares:
Net asset value, offering and redemption price per share ($396,016,704 applicable to 29,317,636 shares of beneficial interest outstanding - Note 5)	$13.51

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg California Limited Term Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $4,642,717)	$7,369,273

EXPENSES

Investment advisory fees (Note 4)	1,487,420
Administration fees (Note 4)
Class A Shares	82,207
Class C Shares	29,598
Class I Shares	126,035
Distribution and service fees (Note 4)
Class A Shares	183,309
Class C Shares	132,018
Transfer agent fees
Class A Shares	33,417
Class C Shares	14,715
Class I Shares	160,481
Registration and filing fees
Class A Shares	2,300
Class C Shares	1,950
Class I Shares	4,013
Custodian fees (Note 2)	49,312
Professional fees	25,986
Trustee and officer fees (Note 4)	14,275
Other expenses	24,234

Total Expenses	2,371,270

Less:
Expenses reimbursed by investment advisor (Note 4)	(646)

Net Expenses	2,370,624

Net Investment Income	$4,998,649

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(409,995)
Net change in unrealized appreciation (depreciation) on investments	(12,488,716)

Net Realized and Unrealized Loss	(12,898,711)

Net Decrease in Net Assets Resulting from Operations	$(7,900,062)

See notes to financial statements.

Semi-Annual Report  |  13

Statements of Changes in Net Assets

Thornburg California Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$4,998,649	$10,168,283
Net realized gain (loss) on investments	(409,995)	(1,852,646)
Net unrealized appreciation (depreciation) on investments	(12,488,716)	(9,948,197)

Net Decrease in Net Assets Resulting from Operations	(7,900,062)	(1,632,560)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,065,190)	(2,189,461)
Class C Shares	(314,340)	(661,782)
Class I Shares	(3,619,119)	(7,317,040)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(18,067,828)	(31,828,772)
Class C Shares	(5,959,397)	(10,448,138)
Class I Shares	(30,089,982)	(34,098,001)

Net Decrease in Net Assets	(67,015,918)	(88,175,754)

NET ASSETS

Beginning of Period	649,738,399	737,914,153

End of Period	$582,722,481	$649,738,399

Undistributed net investment income	$2,404	$2,404

* Unaudited.

See notes to financial statements.

14  |  Semi-Annual Report

Notes to Financial Statements

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$574,017,979

Gross unrealized appreciation on a tax basis	10,345,841
Gross unrealized depreciation on a tax basis	(3,504,719)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,841,122

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,853,735. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $14,699 (of which $14,699 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$580,859,101	$–	$580,859,101	$–

Total Investments in Securities	$580,859,101	$–	$580,859,101	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%

Next $500 million	0.400

Next $500 million	0.300

Next $500 million	0.250

Over $2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.481% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

Administration Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $574 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,077 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

For the six months ended March 31, 2018, the Advisor reimbursed certain class specific expenses, administrative fees, and distribution fees of $646 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $1,500,000 in purchases.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	712,095	$9,717,394	2,739,756	$37,595,214
Shares issued to shareholders in reinvestment of dividends	69,176	940,756	138,354	1,897,094
Shares repurchased	(2,106,591)	(28,725,978)	(5,230,354)	(71,321,080)

Net decrease	(1,325,320)	$(18,067,828)	(2,352,244)	$(31,828,772)

Class C Shares
Shares sold	95,533	$1,303,186	357,233	$4,900,123
Shares issued to shareholders in reinvestment of dividends	18,693	254,413	38,241	524,749
Shares repurchased	(550,075)	(7,516,996)	(1,157,958)	(15,873,010)

Net decrease	(435,849)	$(5,959,397)	(762,484)	$(10,448,138)

Class I Shares
Shares sold	6,610,128	$90,200,582	16,070,560	$220,028,391
Shares issued to shareholders in reinvestment of dividends	206,379	2,810,126	425,235	5,835,381
Shares repurchased	(9,032,526)	(123,100,690)	(19,010,492)	(259,961,773)

Net decrease	(2,216,019)	$(30,089,982)	(2,514,697)	$(34,098,001)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $96,004,890 and $88,413,326, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  19

Financial Highlights

Thornburg California Limited Term Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$13.78	0.10	(0.29)	(0.19)	(0.10)	–	(0.10)	$13.49
2017(b)	$13.98	0.18	(0.20)	(0.02)	(0.18)	–	(0.18)	$13.78
2016(b)	$13.84	0.18	0.14	0.32	(0.18)	–	(0.18)	$13.98
2015(b)	$13.84	0.19	– (e)	0.19	(0.19)	–	(0.19)	$13.84
2014(b)	$13.54	0.23	0.30	0.53	(0.23)	–	(0.23)	$13.84
2013(b)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54

CLASS C SHARES

2018(c)	$13.79	0.08	(0.28)	(0.20)	(0.08)	–	(0.08)	$13.51
2017	$13.99	0.15	(0.20)	(0.05)	(0.15)	–	(0.15)	$13.79
2016	$13.85	0.14	0.14	0.28	(0.14)	–	(0.14)	$13.99
2015	$13.85	0.16	– (e)	0.16	(0.16)	–	(0.16)	$13.85
2014	$13.55	0.19	0.30	0.49	(0.19)	–	(0.19)	$13.85
2013	$13.76	0.20	(0.20)	–	(0.20)	(0.01)	(0.21)	$13.55

CLASS I SHARES

2018(c)	$13.79	0.12	(0.28)	(0.16)	(0.12)	–	(0.12)	$13.51
2017	$13.99	0.22	(0.20)	0.02	(0.22)	–	(0.22)	$13.79
2016	$13.85	0.22	0.14	0.36	(0.22)	–	(0.22)	$13.99
2015	$13.85	0.24	– (e)	0.24	(0.24)	–	(0.24)	$13.85
2014	$13.55	0.27	0.30	0.57	(0.27)	–	(0.27)	$13.85
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg California Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

1.45	(d)	0.93	(d)	0.93	(d)	0.93	(d)	(1.39)	15.82	$137,017
1.33		0.93		0.93		0.93		(0.11)	18.25	$158,142
1.28		0.93		0.93		0.93		2.32	16.47	$193,321
1.39		0.94		0.94		0.94		1.40	14.43	$171,344
1.67		0.95		0.94		0.95		3.93	16.85	$160,151
1.75		0.94		0.94		0.94		0.28	17.57	$159,058

1.19	(d)	1.19	(d)	1.19	(d)	1.19	(d)	(1.44)	15.82	$49,688
1.08		1.19		1.19		1.19		(0.36)	18.25	$56,737
1.04		1.18		1.18		1.18		2.06	16.47	$68,229
1.15		1.18		1.18		1.18		1.15	14.43	$64,216
1.41		1.21		1.20		1.21		3.66	16.85	$62,858
1.48		1.21		1.21		1.21		0.02	17.57	$59,585

1.73	(d)	0.66	(d)	0.66	(d)	0.66	(d)	(1.18)	15.82	$396,017
1.62		0.64		0.64		0.64		0.19	18.25	$434,859
1.60		0.62		0.62		0.62		2.64	16.47	$476,364
1.70		0.63		0.63		0.63		1.72	14.43	$407,557
1.99		0.62		0.62		0.62		4.27	16.85	$361,015
2.08		0.61		0.61		0.61		0.62	17.57	$254,869

Semi-Annual Report  |  21

Expense Example

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$986.10	$4.61
Hypothetical*	$1,000.00	$1,020.29	$4.68

CLASS C SHARES

Actual	$1,000.00	$985.60	$5.89
Hypothetical*	$1,000.00	$1,019.00	$5.99

CLASS I SHARES

Actual	$1,000.00	$988.20	$3.27
Hypothetical*	$1,000.00	$1,021.64	$3.33

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.19%; I: 0.66%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22  |  Semi-Annual Report

Other Information

Thornburg California Limited Term Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  23

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

24  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  25

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26  |  Semi-Annual Report

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Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1070

Semi-Annual Report

March 31, 2018

THORNBURG

NEW MEXICO

INTERMEDIATE

MUNICIPAL

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg New Mexico Intermediate Municipal Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THNMX	885-215-301

Class D	THNDX	885-215-624

Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 27 cents to $13.02 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.64% total return, compared to the negative 1.17% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, was the largest driver of outperformance, adding 0.55% to relative performance. Sector selection was another driver of relative performance, adding 0.16%. Lastly, security selection, which is performance not attributable to duration and sector selection, added 0.17% to relative performance.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Nicholos Venditti, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 6/18/91)
Without sales charge	0.68%	0.77%	1.33%	2.86%	4.18%

With sales charge	-1.33%	0.09%	0.93%	2.65%	4.11%

Class D Shares (Incep: 6/1/99)

Without sales charge	0.44%	0.56%	1.09%	2.61%	3.05%

Class I Shares (Incep: 2/1/07)	0.93%	1.10%	1.65%	3.20%	3.29%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	2.48%

SEC Yield	1.51%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 0.94%; D shares, 1.17%; I shares, 0.69%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expense through at least February 1, 2019 for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	121
Effective Duration	4.0 Yrs
Average Maturity	7.8 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$2,000,000	$2,294,820
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,710,040
	Albuquerque Bernalillo County Water Utility Authority (New Mexico Utilities, Inc. Water System),
	Series A-1,
	5.00% due 7/1/2021 (pre-refunded 7/1/2019)	1,760,000	1,832,952
	5.50% due 7/1/2025 (pre-refunded 7/1/2019)	1,000,000	1,047,580
	Albuquerque Bernalillo County Water Utility Authority (San Juan-Chama Drinking Water Project), 5.00% due 7/1/2026 (pre-refunded 7/1/2018)	1,420,000	1,432,113
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) GO,
	5.00% due 8/1/2031	1,000,000	1,163,990
	Series A, 4.00% due 8/1/2029	1,300,000	1,376,011
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	351,888
	5.70% due 4/1/2027	3,000,000	3,589,470
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,681,541
	Bernalillo County (Government Services; Insured: Natl-Re),
	5.00% due 4/1/2021	2,455,000	2,569,919
	5.70% due 4/1/2027	815,000	977,951
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	2,047,622
	5.00% due 8/15/2020 - 8/15/2022	3,910,000	4,296,299
	Cibola County (County Building Improvements),
	5.00% due 6/1/2025	355,000	350,307
	Series A, 5.00% due 6/1/2025	360,000	355,241
	City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2026	870,000	1,038,258
	City of Albuquerque (City Infrastructure Improvements), 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,610,096
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,240,493
	City of Albuquerque (Lodgers’ Tax Obligation Reserve Fund),
	Series A, 5.00% due 7/1/2021	1,340,000	1,394,699
	Series B, 5.00% due 7/1/2021	3,000,000	3,122,460
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 5/1/2024 - 9/1/2024	4,965,000	5,289,314
	City of Farmington (San Juan Regional Medical Center),
	Series A,
	5.00% due 6/1/2022	2,825,000	2,832,204
	5.125% due 6/1/2018 - 6/1/2019	1,215,000	1,217,874
	City of Gallup (City Infrastructure Improvements), Series A, 5.125% due 6/1/2019	310,000	318,847
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,412,435
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,749,034
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	1,470,000	1,685,348
	City of Roswell (Joint Water and Sewer Improvement; lnsured: BAM), 5.00% due 6/1/2035	580,000	653,109
	City of Santa Fe (El Castillo Retirement Residences),
	4.50% due 5/15/2027	3,275,000	3,371,547
	5.00% due 5/15/2034	1,465,000	1,525,109
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,146,735
	Colfax County (Government Center Facility),
	5.00% due 9/1/2019	240,000	242,887
	5.50% due 9/1/2029 (pre-refunded 9/1/2019)	2,510,000	2,642,754
	County of Los Alamos (Public Facilities),
	4.875% due 6/1/2018	500,000	502,635
	5.625% due 6/1/2023 (pre-refunded 6/1/2018)	1,000,000	1,006,630
	5.75% due 6/1/2024 - 6/1/2025 (pre-refunded 6/1/2018)	4,000,000	4,027,320
	Farmington Municipal School District No. 5 (Educational Facilities) GO, 5.00% due 9/1/2019	600,000	627,312
	Government of Guam (Economic Development), Series D-REF, 5.00% due 11/15/2031	2,500,000	2,634,100
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	2,000,000	2,121,860
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2033	2,500,000	2,620,850
	Grant County (State Dept. of Health-Ft. Bayard Project), 5.50% due 7/1/2020 - 7/1/2022	4,965,000	5,012,054
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2034	1,825,000	1,971,219
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,176,080
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,378,430
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2019 - 12/1/2022	4,000,000	4,277,580
	New Mexico Finance Authority (State Highway Infrastructure), 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,770,968
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,143,210
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,113,220
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services),
	5.00% due 8/1/2031	1,750,000	2,025,106
	5.00% due 8/1/2039 (pre-refunded 8/1/2019)	3,000,000	3,132,180
	6.00% due 8/1/2023 (pre-refunded 8/1/2018)	6,000,000	6,087,960
a	New Mexico Hospital Equipment Loan Council, 1.70% due 8/1/2034 (put 4/2/2018)	4,500,000	4,500,000
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC), Series A, 5.30% due 12/1/2022	450,000	450,270

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	$3,805,000	$4,118,840
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC), 4.625% due 3/1/2028	770,000	798,259
	New Mexico Mortgage Finance Authority (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC),
	5.40% due 9/1/2029	455,000	463,618
	Series C,
	5.375% due 7/1/2023	175,000	175,340
	5.60% due 7/1/2028	160,000	160,240
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	4,095,000	4,676,351
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,945,365
	6.00% due 6/1/2021	300,000	315,852
	San Juan County (County Capital Improvements), 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,970,541
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	915,000	1,063,843
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,520,000	1,779,418
	Santa Fe County (County Courthouse and Other Public Facilities), 5.00% due 6/1/2025 - 6/1/2026 (pre-refunded 6/1/2018)	2,935,000	2,951,524
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,806,048
	State of New Mexico (Capital Improvements), 5.00% due 7/1/2022 (pre-refunded 7/1/2019)	350,000	364,507
	State of New Mexico (Educational Facilities), 5.00% due 7/1/2025	2,000,000	2,343,820
	Taos Municipal School District No. 1 (Educational Facilities) GO, 5.00% due 9/1/2021	520,000	572,629
	Town of Silver City (Joint Utility System Improvement; Insured: BAM), Series B, 2.00% due 12/1/2018 - 12/1/2019	525,000	527,213
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,026,260
	4.25% due 6/1/2032	1,050,000	1,080,628
	University of New Mexico,
a	1.59% due 6/1/2026 (put 4/6/2018)	2,800,000	2,800,000
a	Series C, 1.59% due 6/1/2030 (put 4/6/2018)	1,000,000	1,000,000
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,098,190
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	2,500,000	1,712,500
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,758,224

	TOTAL INVESTMENTS — 98.3% (Cost $170,461,293)		$173,659,141

	OTHER ASSETS LESS LIABILITIES — 1.7%		3,050,672

	NET ASSETS — 100.0%		$176,709,813

Footnote Legend

a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

8  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $170,461,293) (Note 3)	$173,659,141
Cash	970,612
Receivable for fund shares sold	14,316
Interest receivable	2,422,889
Prepaid expenses and other assets	6,573

Total Assets	177,073,531

LIABILITIES

Payable for fund shares redeemed	150,985
Payable to investment advisor and other affiliates (Note 4)	122,669
Accounts payable and accrued expenses	54,141
Dividends payable	35,923

Total Liabilities	363,718

NET ASSETS	$176,709,813

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	3,197,848
Accumulated net realized gain (loss)	(1,449,004)
Net capital paid in on shares of beneficial interest	174,986,865

$176,709,813

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($102,057,646 applicable to 7,832,505 shares of beneficial interest outstanding - Note 5)	$13.03
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.30

Class D Shares:

Net asset value, offering and redemption price per share ($20,489,264 applicable to 1,571,677 shares of beneficial interest outstanding - Note 5)	$13.04

Class I Shares:
Net asset value, offering and redemption price per share ($54,162,903 applicable to 4,158,533 shares of beneficial interest outstanding - Note 5)	$13.02

See notes to financial statements.

Semi-Annual Report  |  9

Statement of Operations

Thornburg New Mexico Intermediate Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $870,970)	$3,299,991

EXPENSES

Investment advisory fees (Note 4)	474,634
Administration fees (Note 4)
Class A Shares	60,714
Class D Shares	12,321
Class I Shares	17,833
Distribution and service fees (Note 4)
Class A Shares	135,489
Class D Shares	55,062
Transfer agent fees
Class A Shares	28,898
Class D Shares	5,067
Class I Shares	11,384
Registration and filing fees
Class A Shares	2,187
Class D Shares	1,650
Class I Shares	2,254
Custodian fees (Note 2)	21,823
Professional fees	23,773
Trustee and officer fees (Note 4)	4,309
Other expenses	12,537

Total Expenses	869,935
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,298)

Net Expenses	868,637

Net Investment Income	$2,431,354

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(194,431)
Net change in unrealized appreciation (depreciation) on investments	(3,683,229)

Net Realized and Unrealized Loss	(3,877,660)

Net Decrease in Net Assets Resulting from Operations	$(1,446,306)

See notes to financial statements.

10  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg New Mexico Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$2,431,354	$5,055,641
Net realized gain (loss) on investments	(194,431)	(100,189)
Net unrealized appreciation (depreciation) on investments	(3,683,229)	(6,289,705)

Net Decrease in Net Assets Resulting from Operations	(1,446,306)	(1,334,253)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,349,966)	(2,929,452)
Class D Shares	(246,912)	(522,688)
Class I Shares	(834,476)	(1,603,501)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(12,651,331)	(16,089,076)
Class D Shares	(1,724,286)	(5,032,358)
Class I Shares	(6,861,143)	(1,739,640)

Net Decrease in Net Assets	(25,114,420)	(29,250,968)

NET ASSETS

Beginning of Period	201,824,233	231,075,201

End of Period	$176,709,813	$201,824,233

Distribution in excess of net investment income	$(25,896)	$(25,896)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report  |  11

Notes to Financial Statements

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio

12  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$170,461,293

Gross unrealized appreciation on a tax basis	4,714,316
Gross unrealized depreciation on a tax basis	(1,516,468)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,197,848

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $100,189. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $1,154,384 (of which $87,413 are short-term and $1,066,971 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon

Semi-Annual Report  |  13

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$173,659,141	$–	$173,659,141	$–

Total Investments in Securities	$173,659,141	$–	$173,659,141	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

14  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%

Next $500 million	0.450

Next $500 million	0.400

Next $500 million	0.350

Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.50% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $42 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

For the six months ended March 31, 2018, the Advisor reimbursed certain class specific expenses, administrative fees, and distribution fees of $195 for Class D shares and $1,103 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 12.01%.

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $23,708,601 in sales generating realized losses of $186,505.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	102,214	$1,349,015	542,204	$7,240,912
Shares issued to shareholders in reinvestment of dividends	90,175	1,184,014	190,890	2,543,123
Shares repurchased	(1,151,283)	(15,184,360)	(1,943,296)	(25,873,111)

Net decrease	(958,894)	$(12,651,331)	(1,210,202)	$(16,089,076)

Class D Shares
Shares sold	128,274	$1,694,928	262,935	$3,500,603
Shares issued to shareholders in reinvestment of dividends	17,998	236,442	36,187	482,399
Shares repurchased	(278,109)	(3,655,656)	(678,301)	(9,015,360)

Net decrease	(131,837)	$(1,724,286)	(379,179)	$(5,032,358)

Class I Shares
Shares sold	459,099	$6,063,979	1,135,137	$15,113,318
Shares issued to shareholders in reinvestment of dividends	57,188	750,726	111,415	1,483,821
Shares repurchased	(1,040,144)	(13,675,848)	(1,382,452)	(18,336,779)

Net decrease	(523,857)	$(6,861,143)	(135,900)	$(1,739,640)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $7,845,322 and $20,880,403, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

16  |  Semi-Annual Report

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Semi-Annual Report  |  17

Financial Highlights

Thornburg New Mexico Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$13.30	0.16	(0.27)	(0.11)	(0.16)	–	(0.16)	$13.03
2017(b)	$13.67	0.31	(0.37)	(0.06)	(0.31)	–	(0.31)	$13.30
2016(b)	$13.55	0.30	0.12	0.42	(0.30)	–	(0.30)	$13.67
2015(b)	$13.60	0.34	(0.05)	0.29	(0.34)	–	(0.34)	$13.55
2014(b)	$13.35	0.39	0.25	0.64	(0.39)	–	(0.39)	$13.60
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	–	(0.38)	$13.35

CLASS D SHARES

2018(c)	$13.31	0.15	(0.27)	(0.12)	(0.15)	–	(0.15)	$13.04
2017	$13.68	0.28	(0.37)	(0.09)	(0.28)	–	(0.28)	$13.31
2016	$13.55	0.28	0.12	0.40	(0.27)	–	(0.27)	$13.68
2015	$13.61	0.31	(0.06)	0.25	(0.31)	–	(0.31)	$13.55
2014	$13.36	0.35	0.25	0.60	(0.35)	–	(0.35)	$13.61
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	–	(0.35)	$13.36

CLASS I SHARES

2018(c)	$13.29	0.18	(0.27)	(0.09)	(0.18)	–	(0.18)	$13.02
2017	$13.67	0.36	(0.38)	(0.02)	(0.36)	–	(0.36)	$13.29
2016	$13.54	0.35	0.12	0.47	(0.34)	–	(0.34)	$13.67
2015	$13.59	0.38	(0.05)	0.33	(0.38)	–	(0.38)	$13.54
2014	$13.35	0.43	0.24	0.67	(0.43)	–	(0.43)	$13.59
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	–	(0.42)	$13.35

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg New Mexico Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

2.49	(d)	0.99	(d)	0.99	(d)	0.99	(d)	(0.80)	4.45	$102,058
2.36		0.98		0.98		0.98		(0.38)	8.61	$116,915
2.18		0.97		0.97		0.97		3.11	6.80	$136,743
2.50		0.98		0.98		0.98		2.15	19.01	$139,939
2.87		0.97		0.97		0.97		4.83	10.79	$143,994
2.76		0.96		0.95		0.96		(1.61)	11.78	$148,499

2.24	(d)	1.24	(d)	1.24	(d)	1.24	(d)	(0.92)	4.45	$20,489
2.13		1.21		1.21		1.21		(0.61)	8.61	$22,666
1.94		1.21		1.21		1.21		2.94	6.80	$28,489
2.27		1.20		1.20		1.20		1.84	19.01	$28,953
2.60		1.23		1.23		1.23		4.55	10.79	$28,438
2.51		1.21		1.21		1.22		(1.85)	11.78	$28,858

2.81	(d)	0.67	(d)	0.67	(d)	0.67	(d)	(0.64)	4.45	$54,163
2.68		0.66		0.66		0.66		(0.13)	8.61	$62,243
2.52		0.63		0.63		0.63		3.53	6.80	$65,843
2.80		0.65		0.65		0.65		2.48	19.01	$57,958
3.19		0.65		0.64		0.65		5.09	10.79	$37,380
3.09		0.61		0.61		0.61		(1.29)	11.78	$25,590

Semi-Annual Report  |  19

Expense Example

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$992.00	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS D SHARES

Actual	$1,000.00	$990.80	$6.15
Hypothetical*	$1,000.00	$1,018.75	$6.24

CLASS I SHARES

Actual	$1,000.00	$993.60	$3.33
Hypothetical*	$1,000.00	$1,021.59	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; D: 1.24%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20  |  Semi-Annual Report

Other Information

Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  21

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH178

Semi-Annual Report

March 31, 2018

THORNBURG

NEW YORK

INTERMEDIATE

MUNICIPAL

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

Semi-Annual Report  ^  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased by 28 cents to $12.72 per share during the six-month period ended March 31, 2018. During the period, the Class I shares of the Fund outperformed the index with a negative 0.86% total return, compared to the negative 1.17% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration, as well as curve positioning, was the largest driver of outperformance, adding 0.59% to relative performance. Security selection, which is performance not attributable to duration and sector selection, was also a driver of relative performance, contributing 0.06%. Sector selection was a small detractor during the period, detracting 0.04% from relative performance.

The topic of tax reform consumed municipal market participants in the fourth quarter of 2017, with several proposals being bandied about that would significantly impact the supply/ demand dynamics of the market for years to come. Ultimately, the legislation was not as radical as initially feared. On the supply side of the equation, issuers lost the ability to advance refund debt. Much like a homeowner refinancing an existing mortgage to save on interest costs, an issuer would refinance debt when interest rates were low to provide some present value savings. While many thought this would have a large impact on supply, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.

Instead, we found the impact of tax reform on the demand side of the equation to be far more interesting. What was overlooked was the reduction of the corporate tax rate from 35% to 21%, and the idea that corporations evaluating municipal bonds versus other fixed income securities on a tax equivalent basis would now require a higher hurdle rate to buy municipal securities. We felt that the impact this may have on two specific buyers of municipals, banks, and property and casualty insurance companies, which own roughly 20 to 25% of outstanding municipal bonds, could lead both to re-evaluate their decision to own municipal bonds. While we do not believe this to be an Armageddon type of scenario; we expect it to be more like a weight leaning on the market for the next 12 to 18 months.

Another impact on the demand side is the limitations on the deductibility of state and local taxes (SALT), which has led many market observers to postulate that the demand for municipal bonds in high tax states will increase. Again, we did not share the same opinion. In California, the demand for California bonds has already driven prices to a level where we feel there is little value when compared to other municipal securities on a tax-equivalent basis. Demand for municipal securities in other high tax states, such as Connecticut, Pennsylvania, and New Jersey, is not as cut and dry because there is significant credit risk associated with each. Nevertheless, these concerns caused the supply of municipal bonds to spike in November and December as issuers rushed to market to hedge against the potential threat of tax reform. Some investors viewed this period as an opportunity to buy extra municipal bonds in anticipation of a January rally, which never materialized. We did not view the market the same way, and kept our strategies positioned at the lower end of their relative risk spectrums (i.e. lower duration, higher credit quality, and higher reserve positions). The last fear facing the municipal bond market is the long-advertised infrastructure plan. While the plan has experienced several failed launches, and what is known suggests it will have little impact on the supply of municipal bonds, we are still monitoring the details of the proposal for potential impacts to our strategies.

The fourth quarter of 2017 saw yields of shorter maturity bonds increase more than the yields of longer maturity bonds, leading to a flattening of the yield curve. At the time, many analysts and pundits harped on the fact that the phenomenon portends a future recession. In the first quarter of 2018, the market watched as yields of longer maturity bonds increased more than yields of shorter maturity bonds, leading to a steepening of the yield curve. The steepening of the curve is an indication that market participants have a growing concern about increases in inflation – the enemy of the fixed income investor. The Fund’s conservative positioning was a headwind to performance in the fourth quarter of 2017, but acted as a tailwind to performance in the first quarter of 2018.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

4  |  Semi-Annual Report

Performance Summary

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 9/5/97)
Without sales charge	0.71%	0.90%	1.35%	3.18%	3.67%

With sales charge	-1.28%	0.22%	0.94%	2.98%	3.57%

Class I Shares (Incep: 2/1/10)	1.03%	1.22%	1.67%	-	3.18%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	2.24%
SEC Yield	1.27%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; I shares, 0.80%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.16%, and the SEC yield would have been 1.19%.

The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary

The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

Semi-Annual Report  |  5

Fund Summary

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	70
Effective Duration	4.0 Yrs
Average Maturity	7.4 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

6  |  Semi-Annual Report

Schedule of Investments

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
	City of New York (City Budget Financial Management) GO, 5.00% due 8/1/2030	$1,000,000	$1,128,400
	County of Nassau (Insured: BAM) GO, Series B-BAM-TCRS, 5.00% due 4/1/2026	1,000,000	1,137,330
	Dutchess County Local Development Corp. (Health Quest Systems, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	1,045,000	1,112,156
	Erie County Fiscal Stability Authority, 5.00% due 9/1/2034	850,000	1,001,436
	Erie County Industrial Development Agency (Buffalo City School District), Series A, 5.25% due 5/1/2025 (pre-refunded 5/1/2019)	1,000,000	1,038,940
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	1,000,000	1,060,930
	Government of Guam (Various Capital Projects), Series D-REF, 5.00% due 11/15/2033	2,000,000	2,096,680
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,620,350
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	542,935
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,151,300
	Long Island Power Authority (Electric System Capital Improvements), Series C, 5.25% due 9/1/2029	645,000	777,231
	Metropolitan Transportation Authority (Transit and Commuter System), 6.25% due 11/15/2023	190,000	195,491
	Series C, 6.25% due 11/15/2023 (pre-refunded 11/15/2018)	800,000	823,168
	Series C-1, 5.00% due 11/15/2033	1,000,000	1,160,110
	Series C-1A, 4.00% due 2/15/2019	1,000,000	1,020,360
	Metropolitan Transportation Authority, 6.25% due 11/15/2023 (pre-refunded 11/15/2018)	10,000	10,290
	Monroe County Industrial Development Corp. (Monroe Community College Association, Inc.; Insured: AGM), 5.00% due 1/15/2028 - 1/15/2029	550,000	611,153
	Nassau County (New York Institute of Technology) IDA, Series A, 4.75% due 3/1/2026 (pre-refunded 3/1/2020)	1,000,000	1,055,740
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,912,131
a	New York City (LOC: Mizuho Bank Ltd.) GO, 1.77% due 4/1/2042 (put 4/2/2018)	1,100,000	1,100,000
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2020	770,000	816,623
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,056,190
	New York City Municipal Water Finance Authority (Water & Sewer System), Series BB-2, 5.00% due 6/15/2032	250,000	293,663
	New York City Transitional Finance Authority (Educational Facilities) (State Aid Withholding), Series S-4, 5.00% due 1/15/2020	1,000,000	1,026,890
a	New York City Transitional Finance Authority Future Tax Secured Revenue, 1.75% due 8/1/2031 (put 4/2/2018)	1,500,000	1,500,000
a	New York City Transitional Finance Authority, 1.70% due 8/1/2043 (put 4/2/2018)	800,000	800,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts), Series C, 5.25% due 12/1/2018	175,000	179,216
	New York Municipal Bond Bank Agency (Insured: AGM), Series B1, 5.00% due 4/15/2018	1,000,000	1,001,100
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	824,715
	New York State Dormitory Authority (Health Quest Systems; Insured: AGM), Series A, 5.25% due 7/1/2027	500,000	501,365
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,803,725
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2024 - 7/1/2025	2,645,000	2,747,421
	New York State Dormitory Authority (Municipal Health Facilities), 5.00% due 1/15/2023	1,000,000	1,002,600
	New York State Dormitory Authority (North Shore Long Island Jewish Medical), 5.25% due 5/1/2030 (pre-refunded 5/1/2019)	1,000,000	1,037,300
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,175,000	1,255,170
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	658,214
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding), 5.00% due 10/1/2024	480,000	529,906
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	574,995
	New York State Dormitory Authority (School District Financing Program; Insured: AGM),
	Series A, 5.00% due 10/1/2028	200,000	227,488
	5.25% due 10/1/2018	775,000	789,144
	Series C, 5.00% due 10/1/2018	130,000	130,852
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,123,780
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,165,670
	New York State Urban Development Corp., Series D, 5.25% due 1/1/2021	1,000,000	1,027,410
	Onondaga Civic Development Corp. (Le Moyne College), 5.00% due 7/1/2021	1,000,000	1,071,430
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,113,570
	Rensselaer City School District (Unified School Campus Project; Insured: AGM) (State Aid Withholding) COP, 5.00% due 6/1/2023	1,000,000	1,126,510
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,582,070
	Syracuse Industrial Development Agency (Syracuse City School District), 5.25% due 5/1/2026	2,150,000	2,360,915
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2022	1,000,000	1,103,600
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	948,280
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM), 5.00% due 10/1/2020	1,000,000	1,078,990
	Town of Oyster Bay (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts) GO, Series C, 2.50% due 6/1/2018	620,000	620,415
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO, 5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,163,130
	5.00% due 11/15/2029	1,000,000	1,134,890
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2019 - 7/1/2025	940,000	977,059
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,278,270
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,480,973

	TOTAL INVESTMENTS — 98.2% (Cost $60,785,670)		$62,669,670

	OTHER ASSETS LESS LIABILITIES — 1.8%		1,147,676

	NET ASSETS — 100.0%		$63,817,346

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

Footnote	Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
GO	General Obligation
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

8  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

ASSETS
Investments at value (cost $60,785,670) (Note 3)	$62,669,670
Cash	211,578
Receivable for investments sold	215,000
Receivable for fund shares sold	25,449
Interest receivable	900,820
Prepaid expenses and other assets	4,375

Total Assets	64,026,892

LIABILITIES

Payable for fund shares redeemed	122,324
Payable to investment advisor and other affiliates (Note 4)	33,183
Accounts payable and accrued expenses	37,944
Dividends payable	16,095

Total Liabilities	209,546

NET ASSETS	$63,817,346

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	1,884,000
Accumulated net realized gain (loss)	(616,445)
Net capital paid in on shares of beneficial interest	62,566,638

$63,817,346

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($36,992,740 applicable to 2,908,983 shares of beneficial interest outstanding - Note 5)	$12.72

Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$12.98

Class I Shares:
Net asset value, offering and redemption price per share ($26,824,606 applicable to 2,109,501 shares of beneficial interest outstanding - Note 5)	$12.72

See notes to financial statements.

Semi-Annual Report  |  9

Statement of Operations

Thornburg New York Intermediate Municipal Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income (net of premium amortized of $295,557)	$1,080,987

EXPENSES

Investment advisory fees (Note 4)	164,254
Administration fees (Note 4)
Class A Shares	21,085
Class I Shares	8,430
Distribution and service fees (Note 4)
Class A Shares	47,251
Transfer agent fees
Class A Shares	13,747
Class I Shares	11,350
Registration and filing fees
Class A Shares	2,507
Class I Shares	1,596
Custodian fees (Note 2)	11,674
Professional fees	21,623
Trustee and officer fees (Note 4)	1,422
Other expenses	9,651

Total Expenses	314,590

Less:
Expenses reimbursed by investment advisor (Note 4)	(34,047)

Net Expenses	280,543

Net Investment Income	$800,444

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	214
Net change in unrealized appreciation (depreciation) on investments	(1,458,223)

Net Realized and Unrealized Loss	(1,458,009)

Net Decrease in Net Assets Resulting from Operations	$(657,565)

See notes to financial statements.

10  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg New York Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$800,444	$1,695,867
Net realized gain (loss) on investments	214	(123,791)
Net unrealized appreciation (depreciation) on investments	(1,458,223)	(2,289,319)

Net Decrease in Net Assets Resulting from Operations	(657,565)	(717,243)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(434,643)	(979,082)
Class I Shares	(365,801)	(716,785)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	1,257,043	(7,051,787)
Class I Shares	224,569	(3,248,623)

Net Increase (Decrease) in Net Assets	23,603	(12,713,520)

NET ASSETS

Beginning of Period	63,793,743	76,507,263

End of Period	$63,817,346	$63,793,743

Distribution in excess of net investment income	$(16,847)	$(16,847)

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  11

Notes to Financial Statements

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio

12  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$60,785,670

Gross unrealized appreciation on a tax basis	2,139,567
Gross unrealized depreciation on a tax basis	(255,567)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,884,000

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $241,886. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $374,772 (of which $127,505 are short-term and $247,267 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon

Semi-Annual Report  |  13

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$62,669,670	$–	$62,669,670	$–

Total Investments in Securities	$62,669,670	$–	$62,669,670	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

14  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |   March 31, 2018

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%

Next $500 million	0.450

Next $500 million	0.400

Next $500 million	0.350

Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.50% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $1,284 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed expenses and administrative fees of $17,449 for Class A shares and $16,598 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |   March 31, 2018

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had transactions with affiliated funds of $850,000 in purchases and $700,000 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	451,364	$5,855,279	273,384	$3,551,462
Shares issued to shareholders in reinvestment of dividends	27,891	358,185	58,019	754,362
Shares repurchased	(383,641)	(4,956,421)	(876,328)	(11,357,611)

Net increase (decrease)	95,614	$1,257,043	(544,925)	$(7,051,787)

Class I Shares
Shares sold	486,565	$6,285,464	739,573	$9,621,219
Shares issued to shareholders in reinvestment of dividends	26,600	341,695	54,399	707,544
Shares repurchased	(497,253)	(6,402,590)	(1,050,573)	(13,577,386)

Net increase (decrease)	15,912	$224,569	(256,601)	$(3,248,623)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,368,981 and $2,666,600, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

16  |  Semi-Annual Report

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Semi-Annual Report  |  17

Financial Highlights

Thornburg New York Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$13.00	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$12.72
2017(b)	$13.40	0.33	(0.40)	(0.07)	(0.33)	–	(0.33)	$13.00
2016(b)	$13.18	0.29	0.22	0.51	(0.29)	–	(0.29)	$13.40
2015(b)	$13.22	0.29	(0.04)	0.25	(0.29)	–	(0.29)	$13.18
2014(b)	$12.93	0.30	0.29	0.59	(0.30)	–	(0.30)	$13.22
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	–	(0.34)	$12.93

CLASS I SHARES

2018(c)	$13.00	0.17	(0.28)	(0.11)	(0.17)	–	(0.17)	$12.72
2017	$13.40	0.37	(0.40)	(0.03)	(0.37)	–	(0.37)	$13.00
2016	$13.18	0.33	0.22	0.55	(0.33)	–	(0.33)	$13.40
2015	$13.22	0.33	(0.04)	0.29	(0.33)	–	(0.33)	$13.18
2014	$12.93	0.33	0.30	0.63	(0.34)	–	(0.34)	$13.22
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	–	(0.38)	$12.93

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg New York Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

2.30	(d)	0.99	(d)	0.99	(d)	1.08	(d)	(1.02)	4.54	$36,993
2.50		0.99		0.99		1.09		(0.52)	11.11	$36,576
2.18		0.96		0.96		1.03		3.91	7.02	$45,009
2.16		0.98		0.98		1.05		1.87	7.72	$49,845
2.27		0.99		0.99		1.05		4.59	14.12	$54,301
2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061

2.62	(d)	0.67	(d)	0.67	(d)	0.79	(d)	(0.86)	4.54	$26,824
2.81		0.67		0.67		0.77		(0.20)	11.11	$27,217
2.51		0.63		0.63		0.72		4.25	7.02	$31,498
2.47		0.67		0.67		0.76		2.19	7.72	$30,242
2.57		0.67		0.67		0.73		4.93	14.12	$23,922
2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060

Semi-Annual Report  |  19

Expense Example

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$989.80	$4.91
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS I SHARES

Actual	$1,000.00	$991.40	$3.33
Hypothetical*	$1,000.00	$1,021.59	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20  |  Semi-Annual Report

Other Information

Thornburg New York Intermediate Municipal Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  21

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1069

Semi-Annual Reports

March 31, 2018

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

THORNBURG LIMITED TERM INCOME FUND

THORNBURG LOW DURATION INCOME FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Semi-Annual Reports  |  March 31, 2018

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS

Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

LIMITED TERM INCOME FUND

Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671

LOW DURATION INCOME FUND

Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Reports  |  3

Letter to Shareholders

March 31, 2018 (Unaudited)

April 18, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the six months ended March 31, 2018. The net asset value (NAV) of a Class I share of the Limited Term U.S. Government Fund decreased by twenty cents in the period to $12.81, and if you were invested for the entire period, you received dividends of $0.122 per share. If you reinvested your dividends, you received $0.123 per share. The NAV of a Class I share of the Limited Term Income Fund decreased eighteen cents in the period to $13.26. If you were invested for the entire period, you received dividends of $0.159 per share. If you reinvested your dividends, you received $0.160 cents per share. The NAV of a Class I share of the Low Duration Income Fund decreased ten cents to $12.31 per share. If you were invested for the entire period, you received dividends of $0.1115 per share. If you reinvested your dividends, you received $0.1120 per share. Dividends per share varied for other share classes to account for varying class-specific expenses.

Combining income and change in price, Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of negative 0.60% over the six-month period. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of negative 1.13% over the same period. Class I shares of the Thornburg Limited Term Income Fund produced a total return of negative 0.16% over the year ended March 31, 2018. The Bloomberg Barclays Intermediate Government/Credit Bond Index produced a negative 1.18% total return over the same period. Class I shares of the Thornburg Low Duration Income Fund produced a total return of 0.09% over the year ended March 31, 2018. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index produced a negative 0.41% total return over the same period.

We mentioned in previous communications what we believe to be the largest risk to markets going forward: the removal of policy accommodation by most major central banks around the world. In the most recent six-month period, the Federal Reserve Board (Fed) began shrinking its balance sheet while raising its policy rates, the European Central Bank (ECB) began tapering its purchases, and even the Bank of Japan (BOJ) signaled that 0% interest rates won’t last forever. Although central banks are slowly withdrawing the punchbowl, general macroeconomic and market indicators suggest expansion amid still relatively loose financial conditions. Synchronized global growth has given global central bankers an ideal environment to pursue potential normalization.

Another major development during the period was the U.S. announcement of additional fiscal stimulus (e.g. the tax bill). While a short-term positive, our view is that it could potentially fuel inflation. But perhaps more important in the long run is that the tax bill immediately increases the U.S. fiscal deficit. If growth doesn’t pick up on a sustainable basis, and as of this writing the jury is still out, then that deficit increase will become long-lasting. In previous commentaries, we mentioned government balance sheets as an area of concern for us going forward.

Investment-grade spreads tightened slightly over the first half of the period, with brief moments of volatility caused by heavy supply and knock-on effects from brief wobbles within the high-yield complex. Option-adjusted spreads ended 2017 near post-crisis tights (lower than summer 2014 levels) and not that far from pre-crisis (2004–2007) tights, reflecting limited compensation for risk heading into 2018. We remained conservatively positioned in credit, given unattractive compensation levels at the time. Overall, our generally conservative positioning in credit is not really about credit ratings, though there has been some migration to higher credit rungs within Thornburg Limited Term Income Fund. Rather, it’s about the assets that generate the cash flows behind the bonds we purchase. For example, we prefer less cyclical businesses, such as utilities. In our view, business models are often more informative than credit ratings during times of stress, and stress certainly appeared in the second half of the period.

The first quarter of 2018 marked the return of volatility from the muted levels experienced throughout 2017. As volatility rose, asset returns became highly correlated to the downside, catching many investors off guard. In January alone, the U.S. 10-year jumped 31 basis points; by the end of the quarter the 10-year yielded 2.77%. During the quarter, the Bloomberg Barclays U.S. Aggregate Bond Index delivered a negative 1.46% return, reminding investors of the potential perils found in longer duration, core bond indices.

The S&P 500 Index gave back all the gains from the best January in 20 years, returning negative 0.76% in the first quarter. Volatility, as measured by the CBOE Volatility Index (VIX), spiked in early February as investor fears over suddenly increasing inflation gripped markets. Leveraged VIX ETN products quickly exacerbated the issue as the popular short volatility trade of 2017 unwound. Equities sold off significantly (~10%) over nine days before rallying as fears subsided. Treasury yields remained elevated throughout the second half of the period as potential changes to monetary policy from the new Jerome Powell-led Fed remained top of mind for investors.

Statements from former Fed Chairwoman Janet Yellen’s last meeting generally read more hawkish than anticipated, and Powell’s first Humphrey Hawkins performance came off a bit hawkish as well. Market participants focused on any signs of inflation acceleration and what that might do to the pace of Fed, Bank of England, ECB, and BOJ tightening. Despite acceleration concerns, sub-target inflation continues to provide the Fed, ECB, and other developed market central banks, enough wiggle room to move slowly. However, gross domestic product (GDP) output gaps continue to shrink (i.e. at neutral

4  |  Semi-Annual Reports

Letter to Shareholders, Continued

March 31, 2018 (Unaudited)

level), and most notably, unemployment rates continue to fall, with the U.S. and various European economies at or near full employment. Although we’ve recently experienced some weaknesses in spending and housing data, synchronized global growth appears sustainable and the general economic environment remains benign.

In terms of positioning, stronger economic growth continues to give us confidence to hold a decent amount of credit currently, though we have lowered risk exposures in the portfolios over time as risk compensation has declined. In general, we remain disciplined and defensive regarding interest-rate and credit risk. Depending upon the mandate, we added modest exposure to relatively short-term investment-grade floating-rate bonds. Where appropriate, given each portfolio’s guidelines, these additions came by way of various structures, including asset-backed securities and corporates—the common link being that, regardless of structure, they were backed by high-quality assets.

While neither interest rate nor credit risk is wholesale attractive today, we still are finding select opportunities for portfolios in both areas. Recently, as duration risk has become more attractively priced, we have increased our exposure to it. And, across the portfolios we added modest mortgage-backed securities exposure. In all instances these were high-quality, short-term bonds. Additionally, they were structured to limit the potential range of pre-payment or extension risk outcomes, giving us confidence in their likely weighted-average life. We also continue to take advantage of market pullbacks to pick up attractively priced risk assets, though as suggested, these pullbacks have not yet offered widespread opportunity, neither in rate nor credit.

We continue to follow our central tenant of investing – seeking the best relative value in terms of risk and reward. Our 10–year results within Limited Term Income suggest this process works, and as such, we’ll remain focused on executing it in the years to come.

Thank you for your continued trust in us. We look forward to working hard to add value to your holdings.

Sincerely,

Jason Brady, CFA

Portfolio Manager

CEO, President, and Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Reports  |  5

Performance Summary

March 31, 2018

AVERAGE ANNUAL TOTAL RETURNS

LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 11/16/87)
Without sales charge	-0.15%	0.19%	0.36%	1.86%	4.70%

With sales charge	-1.66%	-0.30%	0.06%	1.71%	4.65%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.52%	-0.12%	0.06%	1.57%	3.58%

With sales charge	-1.02%	-0.12%	0.06%	1.57%	3.58%

Class I Shares (Incep: 7/5/96)	0.18%	0.52%	0.69%	2.19%	4.06%

Class R3 Shares (Incep: 7/1/03)	-0.19%	0.14%	0.30%	1.80%	2.25%

Class R4 Shares (Incep: 2/1/14)	-0.21%	0.13%	-	-	0.57%

Class R5 Shares (Incep: 5/1/12)	0.14%	0.48%	0.65%	-	0.77%

LIMITED TERM INCOME FUND

Class A Shares (Incep: 10/1/92)
Without sales charge	0.97%	1.36%	1.56%	3.79%	4.86%

With sales charge	-0.52%	0.84%	1.25%	3.63%	4.80%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.76%	1.15%	1.34%	3.55%	4.54%

With sales charge	0.27%	1.15%	1.34%	3.55%	4.54%

Class I Shares (Incep: 7/5/96)	1.42%	1.75%	1.94%	4.16%	5.05%

Class R3 Shares (Incep: 7/1/03)	0.85%	1.24%	1.44%	3.72%	3.55%

Class R4 Shares (Incep: 2/1/14)	0.92%	1.27%	-	-	1.68%

Class R5 Shares (Incep: 5/1/12)	1.18%	1.59%	1.79%	-	2.41%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	1.79%

LOW DURATION INCOME FUND

Class A Shares (Incep: 12/30/13)
Without sales charge	0.63%	0.90%	-	-	1.07%

With sales charge	-0.88%	0.39%	-	-	0.71%

Class I Shares (Incep: 12/30/13)	0.91%	1.09%	-	-	1.26%

30-DAY YIELDS, A SHARES (WITH SALES CHARGE)

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Annualized Distribution Yield	1.96%
SEC Yield	2.00%

THORNBURG LIMITED TERM INCOME FUND
Annualized Distribution Yield	2.12%
SEC Yield	2.16%

THORNBURG LOW DURATION INCOME FUND
Annualized Distribution Yield	1.88%
SEC Yield	1.79%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

6  |  Semi-Annual Reports

Performance Summary, Continued

March 31, 2018

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund A shares, 0.89%; C shares, 1.20%; I shares, 0.63%; R3 shares, 1.36%; R4 shares, 1.91%; R5 shares, 1.24%; Limited Term Income Fund A shares, 0.83%; C shares, 1.04%; I shares, 0.53%; R3 shares, 1.08%; R4 shares, 1.52%; R5 shares, 0.70%; R6 shares, 1.00%; and Low Duration Income Fund A shares, 1.73%; I shares, 1.06%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%; R6 shares 0.45%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 0.74%, and the SEC yield would have been 0.64%.

Glossary

The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The CBOE Volatility Index (VIX Index) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 Index options. This volatility is meant to be forward looking and is calculated from both calls and puts.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Semi-Annual Reports  |  7

Fund Summary

Thornburg Limited Term U.S. Government Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	156
Effective Duration	2.8 Yrs
Average Maturity	3.6 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

TYPES OF HOLDINGS

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

8  |  Semi-Annual Reports

Schedule of Investments

Thornburg Limited Term U.S. Government Fund   |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	MORTGAGE BACKED — 54.0%
	Federal Home Loan Mtg Corp.,
	4.875%, 6/13/2018	$3,000,000	$3,017,521
	Pool AK6768, 3.00%, 3/1/2027	1,554,697	1,563,989
	Pool B14155, 3.50%, 5/1/2019	49,072	50,040
	Pool D98887, 3.50%, 1/1/2032	966,717	986,806
	Pool E96575, 4.50%, 6/1/2018	8,803	8,816
	Pool G12079, 4.50%, 4/1/2019	47,951	48,349
	Pool G12140, 4.00%, 2/1/2020	18,641	19,179
	Pool G13804, 5.00%, 3/1/2025	337,936	354,271
	Pool G15227, 3.50%, 12/1/2029	2,812,468	2,874,100
	Pool G18435, 2.50%, 5/1/2027	1,973,321	1,955,823
	Pool J11371, 4.50%, 12/1/2024	353,960	367,880
	Pool J13583, 3.50%, 11/1/2025	603,607	616,835
	Pool J14888, 3.50%, 4/1/2026	667,201	681,717
	Pool T61943, 3.50%, 8/1/2045	762,082	758,718
	Federal Home Loan Mtg Corp., CMO,
	Series 1351 Class TE, 7.00%, 8/15/2022	90,360	94,632
	Series 2015-SC02 Class 2A, 3.50%, 9/25/2045	1,612,008	1,581,451
	Series 2622 Class PE, 4.50%, 5/15/2018	6,281	6,281
	Series 2641 Class WE, 4.50%, 1/15/2033	7,098	7,126
	Series 2649 Class QH, 4.50%, 7/15/2018	6,246	6,248
	Series 2827 Class BU, 3.50%, 7/15/2019	38,851	38,894
	Series 3291 Class BY, 4.50%, 3/15/2022	344,821	350,680
	Series 3640 Class EL, 4.00%, 3/15/2020	204,538	206,993
	Series 3704 Class DC, 4.00%, 11/15/2036	410,382	420,207
	Series 3867 Class VA, 4.50%, 3/15/2024	1,536,432	1,604,092
	Series 3922 Class PQ, 2.00%, 4/15/2041	747,838	736,065
	Series 4050 Class MV, 3.50%, 8/15/2023	1,856,680	1,888,291
	Series 4097 Class TE, 1.75%, 5/15/2039	1,501,682	1,442,275
a	Series 4105 Class FG, 2.177% (LIBOR 1 Month + 0.40%), 9/15/2042	1,709,432	1,718,873
	Series 4120 Class TC, 1.50%, 10/15/2027	2,001,849	1,913,034
	Series 4120 Class UE, 2.00%, 10/15/2027	2,099,655	2,034,225
	Series K018 Class A1, 1.781%, 10/25/2020	835,290	826,419
	Series K035 Class A1, 2.615%, 3/25/2023	2,388,305	2,368,684
	Series K037 Class A1, 2.592%, 4/25/2023	1,386,795	1,377,326
	Series K038 Class A1, 2.604%, 10/25/2023	4,322,137	4,281,715
	Series K042 Class A1, 2.267%, 6/25/2024	3,134,733	3,055,295
	Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	2,981,100
	Series K716 Class A1, 2.413%, 1/25/2021	1,099,765	1,091,282
a	Series KF15 Class A, 2.34% (LIBOR 1 Month + 0.67%), 2/25/2023	1,916,369	1,923,998
a	Series KLH1 Class A, 2.37% (LIBOR 1 Month + 0.70%), 11/25/2022	2,000,000	2,005,526
b	Series KP02 Class A2, 2.355%, 4/25/2021	2,815,357	2,801,068
	Series KS03 Class A2, 2.79%, 6/25/2022	2,500,000	2,446,138
a	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KLH3 Class A, 2.37% (LIBOR 1 Month + 0.70%), 11/25/2022	2,998,695	3,001,427
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50%, 10/15/2023	1,634,504	1,662,757
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
	Series 2017-3 Class HA, 2.25%, 7/25/2056	2,359,262	2,330,815
	Series 2017-4 Class HT, 2.25%, 6/25/2057	1,339,636	1,307,755
c	Series 2018-1 Class HA, 2.00%, 5/25/2057	2,986,223	2,895,031
	Federal Home Loan Mtg Corp., Whole Loan Securities,
	Series 2016-SC01 Class 2A, 3.50%, 7/25/2046	1,781,378	1,741,116
	Series 2016-SC02 Class 2A, 3.50%, 10/25/2046	1,419,019	1,410,222
	Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	776,051	781,128
	Federal National Mtg Assoc.,
	1.875%, 12/28/2020	2,000,000	1,971,691
	Pool 252648, 6.50%, 5/1/2022	17,452	18,397
	Pool 342947, 7.25%, 4/1/2024	43,509	47,107
	Pool 443909, 6.50%, 9/1/2018	964	976
	Pool 726308, 4.00%, 7/1/2018	14,343	14,368
	Pool 889906, 4.00%, 7/1/2023	119,670	123,120
a	Pool 895572, 3.691% (LIBOR 12 Month + 1.82%), 6/1/2036	241,789	254,188
	Pool 930986, 4.50%, 4/1/2019	60,957	61,430

Semi-Annual Reports  |  9

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Pool AA2870, 4.00%, 3/1/2024	$337,280	$347,479
	Pool AB7997, 2.50%, 2/1/2023	554,005	552,715
	Pool AB8447, 2.50%, 2/1/2028	1,679,388	1,657,018
	Pool AD8191, 4.00%, 9/1/2025	567,402	585,973
	Pool AE0704, 4.00%, 1/1/2026	2,267,942	2,343,220
	Pool AH3487, 3.50%, 2/1/2026	2,556,406	2,613,127
	Pool AJ1752, 3.50%, 9/1/2026	1,766,761	1,805,685
	Pool AK6518, 3.00%, 3/1/2027	1,419,624	1,428,774
	Pool AL9821, 2.50%, 1/1/2032	5,757,993	5,650,705
	Pool AS9749, 4.00%, 6/1/2047	2,458,596	2,525,439
	Pool AU2669, 2.50%, 10/1/2028	1,740,515	1,717,331
	Pool MA0045, 4.00%, 4/1/2019	37,788	38,046
	Pool MA0071, 4.50%, 5/1/2019	33,629	33,890
	Pool MA0125, 4.50%, 7/1/2019	28,855	29,100
	Pool MA0380, 4.00%, 4/1/2020	102,091	105,035
	Pool MA1582, 3.50%, 9/1/2043	4,176,382	4,212,925
	Pool MA1585, 2.00%, 9/1/2023	1,504,343	1,485,576
	Pool MA1625, 3.00%, 10/1/2023	1,551,153	1,566,328
	Pool MA2322, 2.50%, 7/1/2025	1,361,191	1,355,396
	Pool MA2353, 3.00%, 8/1/2035	2,347,418	2,335,131
	Pool MA2480, 4.00%, 12/1/2035	2,355,841	2,448,418
	Pool MA2499, 2.50%, 1/1/2026	2,263,504	2,253,867
	Series 2017-T1 Class A, 2.898%, 6/25/2027	999,606	968,770
	Federal National Mtg Assoc., CMO,
	Series 1993-32 Class H, 6.00%, 3/25/2023	11,154	11,673
b	Series 2009-17 Class AH, 0.736%, 3/25/2039	385,087	323,938
	Series 2009-52 Class AJ, 4.00%, 7/25/2024	63,478	64,033
	Series 2009-70 Class NK, 4.50%, 8/25/2019	6,845	6,862
	Series 2009-78 Class A, 4.50%, 8/25/2019	15,212	15,280
	Series 2011-124 Class QA, 2.00%, 12/25/2041	32,175	32,113
	Series 2011-45 Class VA, 4.00%, 3/25/2024	2,098,243	2,123,295
	Series 2011-63 Class MV, 3.50%, 7/25/2024	2,140,842	2,154,758
	Series 2011-70 Class CA, 3.00%, 8/25/2026	3,818,794	3,740,410
	Series 2011-72 Class KV, 3.50%, 11/25/2022	1,081,304	1,084,900
	Series 2012-20 Class VT, 3.50%, 3/25/2025	2,930,828	2,984,037
	Series 2012-36 Class CV, 4.00%, 6/25/2023	2,059,890	2,095,207
a	Series 2013-81 Class FW, 2.172% (LIBOR 1 Month + 0.30%), 1/25/2043	2,806,525	2,791,723
a	Series 2013-92 Class FA, 2.422% (LIBOR 1 Month + 0.55%), 9/25/2043	1,984,390	1,999,433
a	Series 2015-SB5 Class A10, 3.15% (LIBOR 1 Month + 3.15%), 9/25/2035	1,994,125	1,951,669
d	Series 2018-SB47 Class A5H, 2.92%, 1/25/2038	1,477,296	1,475,117
	Government National Mtg Assoc.,
	Pool 3550, 5.00%, 5/20/2019	28,900	29,234
b	Pool 714631, 5.853%, 10/20/2059	55,248	55,373
b	Pool 721652, 5.051%, 5/20/2061	1,397,144	1,412,520
b	Pool 751388, 5.304%, 1/20/2061	1,602,539	1,645,080
b	Pool 751392, 5.00%, 2/20/2061	4,254,343	4,485,899
b	Pool 757313, 4.294%, 12/20/2060	518,842	518,799
a	Pool 894205, 2.75% (H15T1Y + 1.50%), 8/20/2039	347,750	357,232
a	Pool MA0100, 2.625% (H15T1Y + 1.50%), 5/20/2042	907,147	938,745
	Pool MA0907, 2.00%, 4/20/2028	2,346,832	2,251,125
	Government National Mtg Assoc., CMO, Series 2010-160 Class VY, 4.50%, 1/20/2022	400,264	412,322

	TOTAL MORTGAGE BACKED (Cost $145,902,462)		143,154,215

	U.S. TREASURY SECURITIES — 24.1%
	United States Treasury Notes Inflationary Index,
	0.125%, 4/15/2020 - 7/15/2026	12,787,532	12,613,177
	0.375%, 7/15/2025	6,008,980	5,931,812
	0.625%, 7/15/2021 - 1/15/2026	6,034,287	6,065,788
	United States Treasury Notes,
	0.125%, 4/15/2021	3,032,356	3,006,637
	0.75%, 4/30/2018	4,750,000	4,746,475
	1.125%, 6/15/2018	4,000,000	3,995,410

10  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	1.25%, 8/31/2019	$1,480,000	$1,460,040
	1.375%, 2/29/2020 - 10/31/2020	3,980,000	3,901,235
	1.50%, 8/15/2026	1,500,000	1,361,733
	1.625%, 6/30/2020	4,000,000	3,938,828
	1.875%, 1/31/2022 - 8/31/2024	5,555,000	5,386,053
	2.125%, 1/31/2021	1,500,000	1,489,233
	2.25%, 4/30/2021 - 8/15/2027	8,965,000	8,837,620
	3.625%, 2/15/2020	1,000,000	1,024,492

	TOTAL U.S. TREASURY SECURITIES (Cost $64,607,884)		63,758,533

	U.S. GOVERNMENT AGENCIES — 14.7%
	HNA Group 2015 LLC (Guaranty: Export-Import Bank of the United States), 2.291%, 6/30/2027	2,426,402	2,364,505
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	534,029	525,895
	New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	370,233	376,078
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
e	1.70%, 12/20/2022	2,612,500	2,552,717
a,e	2.072% (LIBOR 3 Month + 0.35%), 4/15/2025	2,537,500	2,547,164
e	2.46%, 12/15/2025	2,000,000	1,977,620
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
e	1.87%, 1/15/2026	1,894,737	1,830,073
e	2.06%, 1/15/2026	2,800,000	2,724,529
e	2.512%, 1/15/2026	2,800,000	2,767,041
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35%, 4/1/2021	322,937	333,555
	Series 2001-20F Class 1, 6.44%, 6/1/2021	314,512	323,434
	Series 2002-20A Class 1, 6.14%, 1/1/2022	163,711	170,500
	Series 2002-20K Class 1, 5.08%, 11/1/2022	189,447	194,848
	Series 2005-20H Class 1, 5.11%, 8/1/2025	167,770	172,431
	Series 2007-20D Class 1, 5.32%, 4/1/2027	449,713	471,567
	Series 2007-20F Class 1, 5.71%, 6/1/2027	250,499	261,378
	Series 2007-20I Class 1, 5.56%, 9/1/2027	793,336	832,516
	Series 2007-20K Class 1, 5.51%, 11/1/2027	559,831	579,349
	Series 2008-20G Class 1, 5.87%, 7/1/2028	1,430,013	1,520,525
	Series 2011-20G Class 1, 3.74%, 7/1/2031	1,765,810	1,820,998
	Series 2011-20K Class 1, 2.87%, 11/1/2031	2,083,824	2,073,297
	Series 2015-20G Class 1, 2.88%, 7/1/2035	2,054,303	2,040,710
	Series 2015-20I Class 1, 2.82%, 9/1/2035	2,323,033	2,301,662
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227%, 5/16/2025	3,020,833	2,965,243
	Union 13 Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	1,651,460	1,603,883
a	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.716% (LIBOR 3 Month + 0.43%), 6/26/2024	3,645,996	3,632,053

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $39,514,424)		38,963,571

	SHORT-TERM INVESTMENTS — 6.7%
	Bank of New York Tri-Party Repurchase Agreement 1.80% dated 3/29/2018 due 4/2/2018, repurchase price $12,002,407 collateralized by 19 U.S. Government debt securities, having an average coupon of 3.78%, a minimum credit rating of BBB-, maturity dates from 3/25/2019 to 4/25/2042, and having an aggregated market value of $12,240,000 at 3/31/2018	12,000,000	12,000,000
	Federal Home Loan Bank Discount Notes, 0%, 4/2/2018	5,732,000	5,731,809

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,731,809)		17,731,809

	TOTAL INVESTMENTS — 99.5% (Cost $267,756,579)		$263,608,128

	OTHER ASSETS LESS LIABILITIES — 0.5%		1,365,478

	NET ASSETS — 100.0%		$264,973,606

Footnote Legend

a	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
b	Variable rate coupon, rate shown as of March 31, 2018.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Semi-Annual Reports  |  11

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  March 31, 2018 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

12  |  Semi-Annual Reports

Fund Summary

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	612
Effective Duration	2.8 Yrs
Average Maturity	3.7 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Reports  |  13

Schedule of Investments

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	U.S. TREASURY SECURITIES — 8.5%
	United States Treasury Inflation Protected Security,
	0.25% due 1/15/2025	$5,754,705	$5,625,630
	0.375% due 7/15/2027	45,285,570	44,179,044
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	17,522,669	17,454,783
	United States Treasury Notes,
	0.75% due 4/30/2018	6,875,000	6,869,897
	1.50% due 5/31/2019 - 8/15/2026	33,000,000	30,802,569
	1.625% due 3/31/2019 - 2/15/2026	92,700,000	86,614,582
	1.875% due 1/31/2022	33,000,000	32,252,989
	2.00% due 11/15/2026	22,633,000	21,348,842
	2.125% due 1/31/2021	17,000,000	16,877,979
	2.25% due 2/15/2027 - 8/15/2027	90,020,000	86,386,035
	2.375% due 5/15/2027	86,090,000	83,541,771
	2.75% due 11/15/2023	5,500,000	5,539,102

	TOTAL U.S. TREASURY SECURITIES (Cost $441,480,192)		437,493,223

	U.S. GOVERNMENT AGENCIES — 1.1%
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	451,871	444,988
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
a	1.70% due 12/20/2022	5,200,000	5,081,006
a,b	2.072% (LIBOR 3 Month + 0.35%) due 4/15/2025	7,511,000	7,539,604
a	2.46% due 12/15/2025	6,000,000	5,932,861
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
a	1.87% due 1/15/2026	5,743,158	5,547,154
a	2.06% due 1/15/2026	1,200,000	1,167,655
a	2.512% due 1/15/2026	5,200,000	5,138,790
	Small Business Administration Participation Certificates,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	7,063,240	7,283,993
	Series 2011-20K Class 1, 2.87% due 11/1/2031	8,111,285	8,070,307
c,d	United States Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,284,220
b	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.716% (LIBOR 3 Month + 0.43%) due 6/26/2024	6,446,342	6,421,690

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $56,898,081)		55,912,268

	OTHER GOVERNMENT — 0.9%
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
a,e	2.004% due 9/18/2024	6,563,595	6,401,402
a,e	2.581% due 11/11/2024	9,360,910	9,290,034
a,e	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	4,386,308	4,309,547
a	North American Development Bank, 4.375% due 2/11/2020	15,500,000	15,968,658
a,b,e	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.259% (LIBOR 6 Month + 1.00%) due 9/11/2019	10,255,500	10,199,374

	TOTAL OTHER GOVERNMENT (Cost $46,643,024)		46,169,015

	MORTGAGE BACKED — 5.5%
	Federal Home Loan Mtg Corp. CMO REMIC, Series 3195 Class PD, 6.50% due 7/15/2036	737,030	816,540
	Federal Home Loan Mtg Corp. CMO,
	Series 2627 Class GY, 4.50% due 6/15/2018	18,209	18,220
	Series 2628 Class AB, 4.50% due 6/15/2018	4,977	4,982
	Series 2682 Class JG, 4.50% due 10/15/2023	449,853	465,419
	Series 3504 Class PC, 4.00% due 1/15/2039	42,221	42,638
	Series 3838 Class GV, 4.00% due 3/15/2024	6,425,811	6,609,605
	Series 3919 Class VB, 4.00% due 8/15/2024	3,356,144	3,471,605
	Series 4079 Class WV, 3.50% due 3/15/2027	2,549,392	2,578,293
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	3,236,080	3,303,330
	Pool J17504, 3.00% due 12/1/2026	1,506,905	1,517,795
	Series K705 Class A1, 1.626% due 7/25/2018	2,554,672	2,547,289
	Federal Home Loan Mtg Corp., CMO,
	Series 2827 Class BU, 3.50% due 7/15/2019	46,621	46,673
	Series 3291 Class BY, 4.50% due 3/15/2022	459,762	467,573
	Series 3922 Class PQ, 2.00% due 4/15/2041	1,121,757	1,104,097

14  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Series 4050 Class MV, 3.50% due 8/15/2023	$2,121,314	$2,157,430
	Series 4097 Class TE, 1.75% due 5/15/2039	4,505,045	4,326,825
	Series 4120 Class TC, 1.50% due 10/15/2027	2,599,419	2,484,091
	Series K038 Class A1, 2.604% due 10/25/2023	10,139,012	10,044,190
	Series K716 Class A1, 2.413% due 1/25/2021	3,381,779	3,355,691
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K030 Class A1, 2.779% due 9/25/2022	3,484,285	3,469,766
	Series K710 Class A2, 1.883% due 5/25/2019	7,605,000	7,529,282
	Series K717 Class A2, 2.991% due 9/25/2021	4,700,000	4,713,394
b	Series KLH3 Class A, 2.37% (LIBOR 1 Month + 0.70%) due 11/25/2022	17,617,333	17,633,384
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50% due 10/15/2023	1,644,760	1,673,190
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Series 2017-3 Class HA, 2.25% due 7/25/2056	19,688,515	19,451,117
	Series 2017-4 Class HT, 2.25% due 6/25/2057	17,185,616	16,776,624
d	Series 2018-1 Class HA, 2.00% due 5/25/2057	11,870,235	11,507,748
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	6,828,615	6,674,278
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	6,169,606	6,209,968
	Federal National Mtg Assoc. CMO REMIC, Series 2003-74 Class KN, 4.50% due 8/25/2018	6,013	6,023
	Series 2005-48 Class AR, 5.50% due 2/25/2035	104,217	106,032
	Series 2007-42 Class PA, 5.50% due 4/25/2037	218,388	225,719
	Series 2009-5 Class A, 4.50% due 12/25/2023	23,698	23,687
	Series 2011-15 Class VA, 4.00% due 4/25/2022	823,936	827,041
	Series 2012-129 Class LA, 3.50% due 12/25/2042	7,737,162	7,706,159
	Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	1,435	1,435
	Pool 469616, 3.50% due 11/1/2021	3,671,285	3,745,419
	Pool 897936, 5.50% due 8/1/2021	243,568	252,288
	Pool AB7997, 2.50% due 2/1/2023	3,016,120	3,009,098
	Pool AE0160, 4.416% due 6/1/2020	5,751,973	5,931,141
	Pool AE0704, 4.00% due 1/1/2026	5,898,867	6,094,662
	Pool AK6518, 3.00% due 3/1/2027	1,980,195	1,992,958
	Pool AL9612, 3.50% due 11/1/2043	8,137,973	8,220,624
	Pool AS9733, 4.00% due 6/1/2047	31,350,942	32,455,573
	Pool AS9749, 4.00% due 6/1/2047	20,872,651	21,440,126
	Pool MA1278, 2.50% due 12/1/2022	4,222,232	4,213,171
	Pool MA1585, 2.00% due 9/1/2023	5,697,701	5,626,619
	Pool MA2815, 3.00% due 11/1/2026	3,546,795	3,575,752
	Series 2017-T1 Class A, 2.898% due 6/25/2027	17,992,908	17,437,865
f	Federal National Mtg Assoc., CMO, Series 2009-17 Class AH, 0.736% due 3/25/2039	641,812	539,897
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	105,797	106,721
	Series 2009-70 Class NK, 4.50% due 8/25/2019	17,114	17,156
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,879,134	1,911,353
b	Series 2013-81 Class FW, 2.172% (LIBOR 1 Month + 0.30%) due 1/25/2043	10,197,422	10,143,637
	Government National Mtg Assoc. CMO, Series 2009-68 Class DP, 4.50% due 11/16/2038	250,289	256,307
f	Government National Mtg Assoc., Pool 714631, 5.853% due 10/20/2059	149,169	149,507
f	Pool 721652, 5.051% due 5/20/2061	2,036,973	2,059,390
f	Pool 731491, 5.154% due 12/20/2060	1,660,012	1,707,530
f	Pool 751388, 5.304% due 1/20/2061	2,518,276	2,585,126
	Pool 783299, 4.50% due 2/15/2022	229,459	232,243
b	Pool MA0100, 2.625% (H15T1Y + 1.50%) due 5/20/2042	916,311	948,227

	TOTAL MORTGAGE BACKED (Cost $290,660,823)		284,549,523

	ASSET BACKED SECURITIES — 23.2%

	ADVANCE RECEIVABLES — 0.7%
e	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	22,700,000	22,466,689
e	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1 Class AT1, 2.53% due 11/16/2048	12,000,000	11,973,756

			34,440,445

Semi-Annual Reports  |  15

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	AUTO RECEIVABLES — 3.1%
e	American Credit Acceptance Receivables Trust, Series 2016-4 Class C, 2.91% due 2/13/2023	$2,375,000	$2,367,811
e	Series 2017-3 Class A, 1.82% due 3/10/2020	5,605,811	5,593,472
e	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	6,000,000	5,943,057
e	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	7,356,291	7,332,354
e	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	3,985,758	3,963,201
e	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	8,875,000	8,871,351
e	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	5,201,050	5,175,954
e	Exeter Automobile Receivables Trust, Series 2015-1A Class B, 2.84% due 3/16/2020	2,285,415	2,285,443
e	Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	18,000,000	17,899,243
e	Series 2015-1 Class A, 2.12% due 7/15/2026	9,900,000	9,784,452
e	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	10,618,364	10,578,293
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	22,544,000	22,434,461
b,e	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 2.84% (LIBOR 1 Month + 1.10%) due 4/10/2030	13,120,422	13,198,537
e	Hertz Vehicle Financing II L.P., Series 2015-2A Class A, 2.02% due 9/25/2019	15,047,000	14,989,475
e	Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	8,666,667	8,649,863
b	Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B, 2.077% (LIBOR 1 Month + 0.30%) due 4/15/2019	401,721	401,761
e,f	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.39% due 11/10/2020	4,670,000	4,673,311
d,e	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	7,430,000	7,415,140
e	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84% due 4/17/2023	5,704,458	5,684,735

			157,241,914

	COMMERCIAL MTG TRUST — 3.7%
e	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	5,646,019	5,681,063
b,e	Bayview Commercial Asset Trust, Series 2004-3 Class A2, 2.292% (LIBOR 1 Month + 0.63%) due 1/25/2035	2,248,893	2,187,904
b,e	BHMS Mortgage Trust, Series 2014-ATLS Class AFL, 3.164% (LIBOR 1 Month + 1.50%) due 7/5/2033	10,000,000	10,024,805
e,f,g	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	10,158,351	10,598,270
f	CHL Mortgage Pass-Through Trust CMO, Series 2004-HYB2 Class 1A, 3.982% due 7/20/2034	157,275	163,548
f	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.848% due 3/25/2034	139,868	114,917
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	17,422,260	17,194,182
e,f	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	15,327,082	15,179,552
b,e	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.09% (LIBOR 1 Month + 1.35%) due 7/12/2044	2,982,498	3,014,282
e	FDIC Trust CMO, Series 2013-R1 Class A, 1.15% due 3/25/2033	1,681,081	1,653,823
f,h	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series K008 Class X1, 1.531% due 6/25/2020	30,757,202	842,926
f,h	Series K710 Class X1, 1.731% due 5/25/2019	44,474,797	651,947
f	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates, Series K031 Class A2, 3.30% due 4/25/2023	9,200,000	9,330,374
	Series K039 Class A1, 2.683% due 12/25/2023	5,190,842	5,167,164
f	Series K719 Class A2, 2.731% due 6/25/2022	6,355,000	6,315,152
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,681,061
	Series K725 Class A1, 2.666% due 5/25/2023	7,808,041	7,759,150
	Federal Home Loan Mtg Corp. Whole Loan Securities Trust CMO, Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	25,222,338	24,292,265
b,e	FREMF Mortgage Trust, Series 2013-KF02 Class B, 4.67% (LIBOR 1 Month + 3.00%) due 12/25/2045	475,117	476,108
e,f	GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2034	25,010,000	24,965,892
e,f	Galton Funding Mortgage Trust 2017-1 CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	5,059,972	5,074,291
	RAMP Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	1,131,075	1,139,233
	Seasoned Credit Risk Transfer Trust Series CMO, Series 2017-1 Class HA, 2.25% due 1/25/2056	10,844,907	10,495,295
e,f	Shellpoint Asset Funding Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	5,472,096	5,507,432
f	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs CMO, Series 2003-9A Class 2A2, 3.517% due 3/25/2033	1,140,188	1,172,886
	WaMu Mortgage Pass-Through Certificates Series Trust CMO, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	53,532	53,281
e,f	Wells Fargo Commercial Mortgage Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	15,000,000	14,902,398
	WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	1,801,559	1,788,969

			190,428,170

	COMMERCIAL SERVICES — 0.3%
a,b,e	Korea Expressway Corp., Series 144A, 2.445% (LIBOR 3 Month + 0.70%) due 4/20/2020	14,800,000	14,799,556

			14,799,556

	ELECTRIC — 0.1%
e	Korea Hydro & Nuclear Power Co. Ltd., Series 144A, 2.875% due 10/2/2018	7,000,000	6,996,442

			6,996,442

16  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	FOREST PRODUCTS & PAPER — 1.4%
	Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	$13,630,000	$13,576,724
	Series 2016-1 Class A, 1.52% due 5/16/2022	10,365,000	10,220,231
b	Cabela’s Credit Card Master Note Trust, Series 2015-1A Class A2, 2.317% (LIBOR 1 Month + 0.54%) due 3/15/2023	15,665,000	15,762,173
b	Series 2016-1 Class A2, 2.627% (LIBOR 1 Month + 0.85%) due 6/15/2022	15,000,000	15,104,859
	Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	7,400,000	7,397,613
	Series 2016-1 Class A, 2.04% due 3/15/2022	8,500,000	8,460,736

			70,522,336

	IRON/STEEL — 0.1%
e,f	New Residential Mortgage Trust 2018-1, Series 2018-1A Class A1A, 4.00% due 12/25/2057	6,793,461	6,906,724
b	Option One Mortgage Loan Trust Asset-Backed Certificates Series, Series 2005-5 Class A3, 2.082% (LIBOR 1 Month + 0.21%) due 12/25/2035	68,335	68,355

			6,975,079

	OIL & GAS — 0.1%
e	Korea National Oil Corp., Series 144A, 2.75% due 1/23/2019	5,000,000	4,992,817

			4,992,817

	OTHER ASSET BACKED — 10.1%
b,e	AMSR Trust, Series 2016-SFR1 Class A, 3.208% (LIBOR 1 Month + 1.40%) due 11/17/2033	15,900,000	15,965,456
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	8,626,060	8,447,103
e,f	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	4,415,948	4,398,097
e	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	4,000,000	3,992,498
e	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	5,075,024	4,971,593
e	CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	6,441,113	6,377,263
e	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2 Class A, 2.55% due 1/16/2024	1,947,854	1,946,324
e	Series 2017-P1 Class A, 2.42% due 9/15/2023	9,736,436	9,714,643
e	Cronos Containers Program I Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	5,083,333	5,011,321
e	Series 2014-2A Class A, 3.27% due 11/18/2029	1,611,852	1,596,755
e	Dell Equipment Finance Trust, Series 2016-1 Class A3, 1.65% due 7/22/2021	6,187,065	6,172,427
e	Series 2017-1 Class A2, 1.86% due 6/24/2019	5,119,907	5,107,739
e	Series 2017-2 Class A2A, 1.97% due 2/24/2020	6,400,000	6,366,235
e	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	10,210,744	10,170,563
e	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	4,620,561	4,637,888
e	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	5,550,000	5,549,489
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	11,654,085	11,463,864
e	Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	5,920,482	5,971,126
e	Foundation Finance Trust, Series 2017-1A Class A, 3.30% due 7/15/2033	7,212,261	7,163,830
e	Global SC Finance IV Ltd., Series 2017-1A Class A, 3.85% due 4/15/2037	7,809,187	7,803,150
e	HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	10,768,610	10,942,200
e	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,845,804	1,843,145
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	2,820,747	2,764,924
e	Marlette Funding Trust, Series 2017-2A Class A, 2.39% due 7/15/2024	6,787,926	6,772,021
e,f	Nationstar HECM Loan Trust 2018-1, Series 2018-1A Class A, 2.76% due 2/25/2028	13,325,715	13,325,712
e,f	Nationstar HECM Loan Trust, Series 2017-2A Class A1, 2.038% due 9/25/2027	8,206,424	8,155,133
b,e	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 2.977% (LIBOR 1 Month + 1.20%) due 12/15/2028	5,855,472	5,993,249
b	Navient Student Loan Trust, Series 2014-1 Class A3, 2.382% (LIBOR 1 Month + 0.51%) due 6/25/2031	10,750,000	10,808,328
b,e	Series 2016-6A Class A2, 2.622% (LIBOR 1 Month + 0.75%) due 3/25/2066	13,900,000	14,049,880
b,e	Nelnet Student Loan Trust, Series 2013-1A Class A, 2.221% (LIBOR 1 Month + 0.60%) due 6/25/2041	7,195,598	7,244,171
b,c,d	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.786% (LIBOR 3 Month + 0.78%) due 12/1/2037	1,618,750	1,552,381
e	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	6,700,000	6,703,530
e	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	12,272,069	12,362,971
e	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23% due 6/8/2023	5,500,000	5,409,290
e	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	7,500,000	7,399,537
b,e	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.422% (LIBOR 1 Month + 0.55%) due 5/25/2057	2,129,878	2,124,423

Semi-Annual Reports  |  17

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	PFS Financing Corp.,
b,e	Series 2015-AA Class A, 2.397% (LIBOR 1 Month + 0.62%) due 4/15/2020	$7,400,000	$7,395,539
e	Series 2016-BA Class A, 1.87% due 10/15/2021	5,610,000	5,530,385
b,e	Series 2017-BA Class A1, 2.377% (LIBOR 1 Month + 0.60%) due 7/15/2022	16,900,000	16,894,180
e	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	9,848,020
e	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,357,286
	Prosper Marketplace Issuance Trust,
e	Series 2017-2A Class A, 2.41% due 9/15/2023	5,673,773	5,658,662
e	Series 2017-3A Class A, 2.36% due 11/15/2023	5,142,358	5,122,258
d,e	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	9,400,000	9,412,117
	SBA Tower Trust,
e	2.877% due 7/10/2046	9,500,000	9,356,550
e	3.156% due 10/10/2045	5,000,000	4,915,850
e	Series 2014-1A Class C, 2.898% due 10/15/2044	17,900,000	17,808,748
	Sierra Receivables Funding Co., LLC,
e	Series 2014-1A Class A, 2.07% due 3/20/2030	2,581,102	2,576,572
e	Series 2015-1A Class A, 2.40% due 3/22/2032	2,286,437	2,244,867
e	Series 2015-3A Class A, 2.58% due 9/20/2032	4,365,439	4,308,139
	Sierra Timeshare Receivables Funding, LLC,
e,f	Series 2014-2A Class A, 2.05% due 6/20/2031	1,003,635	997,790
e	Series 2015-2A Class A, 2.43% due 6/20/2032	1,581,262	1,567,618
e	SLM Private Education Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	2,230,508	2,248,194
	SLM Student Loan Trust,
b,e	Series 2011-A Class A3, 4.277% (LIBOR 1 Month + 2.50%) due 1/15/2043	13,650,000	14,081,814
b	Series 2013-6 Class A3, 2.522% (LIBOR 1 Month + 0.65%) due 6/25/2055	22,784,240	22,976,448
b,e	Series 2013-B Class A2B, 2.877% (LIBOR 1 Month + 1.10%) due 6/17/2030	731,676	736,793
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	138,996	142,948
	Series 2008-20D Class 1, 5.37% due 4/1/2028	1,383,108	1,437,789
	Series 2009-20E Class 1, 4.43% due 5/1/2029	818,792	842,444
	Series 2009-20K Class 1, 4.09% due 11/1/2029	5,142,375	5,330,744
	Series 2011-20E Class 1, 3.79% due 5/1/2031	6,439,855	6,641,635
	Series 2011-20F Class 1, 3.67% due 6/1/2031	1,041,642	1,072,727
	Series 2011-20I Class 1, 2.85% due 9/1/2031	9,870,151	9,807,240
	Series 2012-20D Class 1, 2.67% due 4/1/2032	8,236,576	8,173,564
	Series 2012-20J Class 1, 2.18% due 10/1/2032	6,521,923	6,363,146
	Series 2012-20K Class 1, 2.09% due 11/1/2032	4,029,955	3,918,671
b,e	SMB Private Education Loan Trust, Series 2015-A Class A3, 3.277% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,263,739
	Social Professional Loan Program, LLC,
b,e	Series 2014-A Class A1, 3.472% (LIBOR 1 Month + 1.60%) due 6/25/2025	998,236	1,011,978
e	Series 2014-B Class A2, 2.55% due 8/27/2029	500,259	494,965
e	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	2,994,508	2,972,154
e	SoFi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	6,000,000	5,890,067
e	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	8,892,084	9,151,783
e	Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	11,476,251	11,489,399
e	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	7,149,250	7,111,859
	Towd Point Mortgage Trust,
e,f	Series 2016-5 Class A1, 2.50% due 10/25/2056	11,347,937	11,171,779
e,f	Series 2017-1 Class A1, 2.75% due 10/25/2056	6,166,033	6,106,559
b,e	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.277% (LIBOR 1 Month + 0.50%) due 11/15/2022	3,350,000	3,367,146
e	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50% due 12/20/2028	7,023,443	7,033,190

			521,111,615

	RESIDENTIAL MTG TRUST — 3.2%
	Angel Oak Mortgage Trust, LLC,
e,f	Series 2017-1 Class A2, 3.085% due 1/25/2047	4,099,137	4,048,674
e,f	Series 2017-3 Class A1, 2.708% due 11/25/2047	8,632,658	8,480,167
d,e,f,i	Series 2018-1 Class A1, 3.258% due 4/27/2048	10,925,000	10,924,965
e,f	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00% due 1/25/2035	2,268,559	2,316,066
e,f	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321% due 11/25/2027	11,440,909	11,398,578
e,f	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	11,721,951	11,557,746

18  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	JPMorgan Mortgage Trust,
e,f	Series 2017-2 Class A6, 3.00% due 5/25/2047	$18,921,539	$18,657,447
e,f	Series 2017-6 Class A5, 3.50% due 12/25/2048	21,908,941	21,984,437
f	Merrill Lynch Mortgage Investors Trust Series MLMI CMO, Series 2004-A4 Class M1, 3.274% due 8/25/2034	508,554	479,160
	New Residential Mortgage Loan Trust CMO,
e,f	Series 2017-3A Class A1, 4.00% due 4/25/2057	13,126,377	13,320,529
e,f	Series 2017-4A Class A1, 4.00% due 5/25/2057	17,085,304	17,414,675
	New Residential Mortgage Loan Trust,
e,f	Series 2017-2A Class A3, 4.00% due 3/25/2057	10,259,165	10,580,568
b,e	Series 2017-5A Class A1, 3.372% (LIBOR 1 Month + 1.50%) due 6/25/2057	1,596,552	1,636,485
e,f	Series 2017-6A Class A1, 4.00% due 8/27/2057	5,863,231	5,961,993
	Sequoia Mortgage Trust CMO,
e,f	Series 2017-4 Class A4, 3.50% due 7/25/2047	4,180,776	4,190,574
e,f	Series 2017-5 Class A4, 3.50% due 8/25/2047	9,738,566	9,763,215
e,f	Verus Securitization Trust CMO, Series 2017-2A Class A1, 2.485% due 7/25/2047	14,782,586	14,681,296

			167,396,575

	SOVEREIGN — 0.1%
	Bermuda Government International Bond,
	Series 144A,
c	4.138% due 1/3/2023	4,000,000	4,130,000
c	5.603% due 7/20/2020	3,000,000	3,172,500

			7,302,500

	STUDENT LOAN — 0.3%
b,e	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.622% (LIBOR 1 Month + 1.75%) due 12/26/2040	10,634,241	10,654,405
	SoFi Professional Loan Program, LLC,
e	Series 2014-A Class A2, 3.02% due 10/25/2027	5,542,017	5,526,337
b,e	Series 2014-B Class A1, 3.122% (LIBOR 1 Month + 1.25%) due 8/25/2032	1,603,672	1,621,869

			17,802,611

	TOTAL ASSET BACKED SECURITIES (Cost $1,207,648,876)		1,200,010,060

	CORPORATE BONDS — 51.3%

	AUTOMOBILES & COMPONENTS — 1.7%
	Automobiles — 1.4%
	Daimler Finance North America, LLC (Guaranty: Daimler AG),
a,b,e	2.354% (LIBOR 3 Month + 0.45%) due 2/22/2021	14,850,000	14,859,311
a,e	2.45% due 5/18/2020	9,850,000	9,710,267
e	Hyundai Capital America, 2.40% due 10/30/2018	9,950,000	9,921,298
a,e	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	7,000,000	6,948,326
b	Toyota Motor Credit Corp., 2.22% (LIBOR 3 Month + 0.40%) due 2/13/2020	20,090,000	20,109,076
a,e	Volkswagen Group of America Finance, LLC (Guaranty: Volkswagen AG), 1.65% due 5/22/2018	10,000,000	9,985,900
	Trading Companies & Distributors — 0.3%
	Altitude Investments 12, LLC (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	4,745,149	4,687,816
a,e	LeasePlan Corp. N.V., 2.50% due 5/16/2018	10,000,000	9,993,602

			86,215,596

	BANKS — 3.4%
	Banks — 3.4%
a,b	Barclays Bank plc, 2.165% (LIBOR 3 Month + 0.46%) due 1/11/2021	24,400,000	24,380,925
b	Capital One NA/Mclean VA, 2.611% (LIBOR 3 Month + 0.82%) due 8/8/2022	27,000,000	27,041,347
	Citizens Bank N.A./Providence RI,
	2.25% due 3/2/2020	5,000,000	4,914,331
f	3.252% due 3/29/2023	26,500,000	26,511,660
a	Credit Suisse AG, 1.70% due 4/27/2018	9,325,000	9,321,736
	Fifth Third Bank, 2.30% due 3/15/2019	3,800,000	3,784,147
	First Tennessee Bank N.A., 2.95% due 12/1/2019	7,000,000	6,984,051
	Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	10,000,000	9,961,134
	Mizuho Bank Ltd. (Guaranty: Mizuho Financial Group, Inc.),
a,e	2.45% due 4/16/2019	7,000,000	6,968,622
a,b,e	2.935% (LIBOR 3 Month + 1.19%) due 10/20/2018	5,000,000	5,025,913
	Santander Holdings USA, Inc., 3.40% due 1/18/2023	7,937,000	7,752,901

Semi-Annual Reports  |  19

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
a,b	Santander UK plc, 3.587% (LIBOR 3 Month + 1.48%) due 3/14/2019	$9,900,000	$10,010,096
e	Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	2,803,944	3,262,949
a,f	Sumitomo Mitsui Banking Corp. (Guaranty: Sumitomo Mitsui Banking Corp/New York), 2.044% due 10/18/2019	15,000,000	14,990,550
a,b	Sumitomo Mitsui Banking Corp. (Guaranty: Sumitomo Mitsui Banking Corp/New York, 2.485% (LIBOR 3 Month + 0.74%) due 7/23/2018	14,700,000	14,725,218

			175,635,580

	CAPITAL GOODS — 1.6%
	Industrial Conglomerates — 0.6%
j	Aeroquip-Vickers, Inc., 6.875% due 4/9/2018	1,500,000	1,500,698
	Carlisle Companies, Inc., 3.50% due 12/1/2024	6,787,000	6,652,574
b	General Electric Co. MTN, 3.125% (LIBOR 3 Month + 1.00%) due 3/15/2023	7,725,000	7,709,968
b	General Electric Co., 2.352% (LIBOR 3 Month + 0.15%) due 12/28/2018	4,850,000	4,839,878
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,408,152
a,b,e	Siemens Financieringsmaatschappij N.V. (Guaranty: Siemens AG), 2.755% (LIBOR 3 Month + 0.61%) due 3/16/2022	5,000,000	5,048,800
a,e	Smiths Group plc (Guaranty: Smiths Group International Holdings Ltd.), 7.20% due 5/15/2019	3,000,000	3,132,120
	Machinery — 1.0%
	Nvent Finance Sarl,
a,e	3.95% due 4/15/2023	7,870,000	7,893,131
a,e	4.55% due 4/15/2028	16,970,000	17,048,280
	Roper Technologies, Inc., 3.00% due 12/15/2020	4,870,000	4,853,069
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	6,900,000	6,886,021
	Wabtec Corp.,
	3.45% due 11/15/2026	5,000,000	4,791,698
	4.375% due 8/15/2023	10,590,000	10,699,094

			84,463,483

	COMMERCIAL & PROFESSIONAL SERVICES — 0.7%
	Commercial Services & Supplies — 0.1%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	2,622,000	2,581,030
	Republic Services, Inc., 3.375% due 11/15/2027	2,980,000	2,875,808
	Leisure Products — 0.4%
	Hasbro, Inc., 3.50% due 9/15/2027	13,174,000	12,339,637
	Mattel, Inc., 2.35% due 8/15/2021	9,915,000	8,774,874
	Professional Services — 0.2%
	Verisk Analytics, Inc., 4.00% due 6/15/2025	6,930,000	6,974,335

			33,545,684

	CONSUMER DURABLES & APPAREL — 0.2%
	Household Durables — 0.2%
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	10,000,000	10,284,797

			10,284,797

	CONSUMER SERVICES — 0.2%
	Transportation Infrastructure — 0.2%
	Mexico City Airport Trust,
a,e	3.875% due 4/30/2028	5,000,000	4,588,100
a,e	4.25% due 10/31/2026	3,750,000	3,609,375

			8,197,475

	DIVERSIFIED FINANCIALS — 9.8%
	Capital Markets — 2.1%
	Ares Capital Corp., 4.875% due 11/30/2018	24,550,000	24,790,022
e	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	4,857,884
	CBOE Holdings, Inc., 1.95% due 6/28/2019	1,745,000	1,724,567
	DY8 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	3,523,438	3,503,476
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	3,181,143	3,146,196
	FS Investment Corp., 4.00% due 7/15/2019	12,000,000	12,059,958
e	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	10,000,000	9,883,887
	Legg Mason, Inc.,
	2.70% due 7/15/2019	1,660,000	1,653,777
	4.75% due 3/15/2026	5,000,000	5,228,173
	National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	2,623,000	2,740,012
	Sandalwood 2013, LLC (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	4,905,113	4,906,420

20  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Solar Capital Ltd., 4.50% due 1/20/2023	$12,000,000	$11,692,051
a,e	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	14,693,589
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	7,440,000	7,442,098
	Consumer Finance — 0.8%
f	Citibank N.A., 2.189% due 2/12/2021	21,750,000	21,729,510
b	Wells Fargo & Co., MTN, 3.045% (LIBOR 3 Month + 1.01%) due 12/7/2020	4,400,000	4,452,788
f	Wells Fargo Bank N.A., 1.975% due 1/15/2020	17,000,000	16,979,557
	Diversified Financial Services — 5.1%
b	Bank of America Corp. MTN, 3.178% (LIBOR 3 Month + 0.87%) due 4/1/2019	8,000,000	8,049,681
b	Bank of America Corp., 2.762% (LIBOR 3 Month + 1.04%) due 1/15/2019	4,225,000	4,253,709
	Bank of New York Mellon Corp.,
b	2.755% (LIBOR 3 Month + 0.87%) due 8/17/2020	4,525,000	4,585,305
b	2.817% (LIBOR 3 Month + 1.05%) due 10/30/2023	11,835,000	12,028,934
	Barclays plc,
a,b	3.333% (LIBOR 3 Month + 1.63%) due 1/10/2023	11,000,000	11,269,830
a	3.684% due 1/10/2023	10,000,000	9,913,167
a,e	BNP Paribas S.A., 3.375% due 1/9/2025	6,000,000	5,803,726
	Citigroup, Inc.,
	2.50% due 7/29/2019	2,925,000	2,913,107
	2.65% due 10/26/2020	4,890,000	4,831,589
b	3.436% (LIBOR 3 Month + 1.43%) due 9/1/2023	8,000,000	8,195,005
	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG),
a	3.125% due 12/10/2020	10,000,000	9,944,323
a	3.80% due 9/15/2022	7,000,000	7,048,920
a	4.55% due 4/17/2026	7,000,000	7,151,930
	Deutsche Bank AG,
a,f	2.56% due 1/22/2021	17,300,000	17,231,441
a,b	3.186% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	17,020,405
	Goldman Sachs Group, Inc.,
f	2.556% due 2/23/2023	8,368,000	8,335,386
b	2.765% (LIBOR 3 Month + 1.02%) due 10/23/2019	11,517,000	11,619,206
b	3.325% (LIBOR 3 Month + 1.20%) due 9/15/2020	17,900,000	18,182,624
b	JPMorgan Chase & Co., 3.486% (LIBOR 3 Month + 1.48%) due 3/1/2021	7,000,000	7,199,762
a	Lloyds Banking Group plc (Guaranty: Lloyds Bank plc), 4.375% due 3/22/2028	5,000,000	5,049,989
a,b	Mitsubishi UFJ Financial Group, Inc., 3.886% (LIBOR 3 Month + 1.88%) due 3/1/2021	3,907,000	4,047,782
a,f	Mizuho Financial Group, Inc., 2.815% due 3/5/2023	14,000,000	13,980,400
b	Morgan Stanley MTN, 3.141% (LIBOR 3 Month + 1.40%) due 10/24/2023	12,900,000	13,192,701
	Morgan Stanley,
	2.80% due 6/16/2020	1,350,000	1,340,917
b	2.90% (LIBOR 3 Month + 1.14%) due 1/27/2020	925,000	936,496
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,399,710
b	State Street Corp., 2.785% (LIBOR 3 Month + 0.90%) due 8/18/2020	9,475,000	9,591,713
	Synchrony Financial, 3.00% due 8/15/2019	1,950,000	1,944,121
a,b,e	UBS AG Jersey (Guaranty: UBS Group AG), 3.726% (LIBOR 3 Month + 1.44%) due 9/24/2020	10,800,000	11,037,767
	UBS AG,
a,e,f	2.304% due 5/28/2019	5,000,000	5,001,400
a	2.375% due 8/14/2019	4,500,000	4,467,090
a,e,f	UBS Group Funding Switzerland AG) (Guaranty: UBS Group AG), 2.789% due 8/15/2023	4,000,000	4,021,883
	Insurance — 1.3%
	AIG Global Funding,
e	1.95% due 10/18/2019	2,900,000	2,864,072
b,e	2.788% (LIBOR 3 Month + 0.48%) due 7/2/2020	3,000,000	3,003,233
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	2,826,086	2,723,510
a	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	9,075,665	8,735,899
a	Gate Capital Cayman One Ltd. (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	5,009,069	4,960,238
	Helios Leasing I, LLC (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	3,396,643	3,279,530
	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	6,828,577	6,599,435
e	Protective Life Global Funding, 2.615% due 8/22/2022	15,000,000	14,549,999
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States),
	1.472% due 11/3/2024	9,378,514	9,024,894
	1.693% due 8/15/2024	3,368,757	3,272,819
	Union 13 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	8,794,740	8,479,778

Semi-Annual Reports  |  21

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	Mortgage Real Estate Investment Trusts — 0.5%
	Healthcare Trust of America Holdings L.P. (Guaranty: Healthcare Trust of America, Inc.), 2.95% due 7/1/2022	$3,920,000	$3,834,832
	Senior Housing Properties Trust, 4.75% due 2/15/2028	20,960,000	20,535,863

			503,938,086

	ENERGY — 4.2%
	Energy Equipment & Services — 0.2%
	Oceaneering International, Inc., 4.65% due 11/15/2024	10,000,000	9,649,761
a,e,k,l	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	4,082,733	500,135
	Oil, Gas & Consumable Fuels — 4.0%
a,b	BP Capital Markets plc (Guaranty: BP plc), 2.183% (LIBOR 3 Month + 0.35%) due 8/14/2018	11,380,000	11,386,809
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	7,038,952
a,e	CNPC General Capital Ltd. (Guaranty: CNPC Finance HK Ltd.), 2.75% due 5/14/2019	5,000,000	4,985,614
e	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	26,000,000	25,418,795
e	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25% due 3/15/2020	3,640,000	3,800,918
	Energen Corp., 4.625% due 9/1/2021	10,000,000	9,825,000
b	Exxon Mobil Corp., 2.786% (LIBOR 3 Month + 0.78%) due 3/1/2019	6,625,000	6,667,691
e	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,589,480
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,690,000	13,761,139
a,e	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 2.125% due 5/14/2018	7,000,000	6,991,634
	HollyFrontier Corp., 5.875% due 4/1/2026	25,000,000	26,900,214
e	Northern Natural Gas Co., 5.75% due 7/15/2018	50,000	50,443
	Northwest Pipeline, LLC, 4.00% due 4/1/2027	10,000,000	9,709,758
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	4,862,500
a,b	Petroleos Mexicanos, 3.754% (LIBOR 3 Month + 2.02%) due 7/18/2018	10,000,000	10,043,300
b,e	Phillips 66 (Guaranty: Phillips 66 Co.), 2.372% (LIBOR 3 Month + 0.65%) due 4/15/2019	6,925,000	6,926,910
a	Sasol Financing International Ltd. (Guaranty: Sasol Ltd.), 4.50% due 11/14/2022	4,000,000	4,001,200
a,e	Sinopec Group Overseas Development 2017 Ltd. (Guaranty: China Petrochemical Corp.), 2.25% due 9/13/2020	16,000,000	15,644,880
e	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	16,286,000	16,617,656
	Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	11,000,000	13,534,986

			218,907,775

	FOOD & STAPLES RETAILING — 0.2%
	Food & Staples Retailing — 0.2%
a,e	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	7,900,000	7,659,115
	Sysco Corp., 3.55% due 3/15/2025	4,990,000	4,962,718

			12,621,833

	FOOD, BEVERAGE & TOBACCO — 3.2%
	Beverages — 1.1%
a	Anheuser-Busch InBev Finance, Inc., 3.30% due 2/1/2023	9,650,000	9,657,092
a,b,i	Anheuser-Busch InBev Worldwide, Inc., Series 5FRN, 3.052% (LIBOR 3 Month + 0.74%) due 1/12/2024	9,236,000	9,290,308
a,e	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	13,561,603
a,e	Coca-Cola Icecek A/S, 4.75% due 10/1/2018	5,000,000	5,016,730
b	PepsiCo, Inc., 2.234% (LIBOR 3 Month + 0.53%) due 10/6/2021	19,230,000	19,466,929
	Food Products — 1.5%
b	Conagra Brands, Inc., 2.204% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,860,769
	General Mills, Inc., 2.60% due 10/12/2022	14,850,000	14,304,605
	JM Smucker Co., 2.50% due 3/15/2020	10,494,000	10,380,620
	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.),
b	2.22% (LIBOR 3 Month + 0.42%) due 8/9/2019	14,925,000	14,931,294
b	2.381% (LIBOR 3 Month + 0.57%) due 2/10/2021	14,815,000	14,774,543
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc),
a	3.00% due 11/15/2020	1,900,000	1,892,633
a	4.125% due 11/15/2025	3,000,000	3,078,859
b	Tyson Foods, Inc., 2.567% (LIBOR 3 Month + 0.55%) due 6/2/2020	2,850,000	2,856,212
	Tobacco — 0.6%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	5,790,000	5,755,783
	BAT Capital Corp.,
a,b,e	2.423% (LIBOR 3 Month + 0.59%) due 8/14/2020	7,370,000	7,393,107
a,e,f	2.719% due 8/15/2022	5,000,000	5,030,031
a,e	3.222% due 8/15/2024	2,980,000	2,873,090

22  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
a,e	BAT International Finance plc, 3.95% due 6/15/2025	$3,000,000	$3,010,344
a	Reynolds American, Inc., 6.875% due 5/1/2020	5,000,000	5,362,373

			163,496,925

	HEALTHCARE EQUIPMENT & SERVICES — 0.9%
	Health Care Providers & Services — 0.9%
	Anthem, Inc.,
	2.25% due 8/15/2019	10,000,000	9,903,926
	2.50% due 11/21/2020	7,905,000	7,771,055
	3.35% due 12/1/2024	3,896,000	3,782,483
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	6,850,428
b	CVS Health Corp., 2.687% (LIBOR 3 Month + 0.63%) due 3/9/2020	7,786,000	7,815,197
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,574,953

			45,698,042

	HOUSEHOLD & PERSONAL PRODUCTS — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc., 2.45% due 8/1/2022	4,716,000	4,568,358
a,e	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,000,000	2,980,063
	Personal Products — 0.0%
	Edgewell Personal Care Co., 4.70% due 5/24/2022	2,000,000	1,940,000

			9,488,421

	INSURANCE — 4.6%
	Insurance — 4.4%
e	Athene Global Funding, 2.875% due 10/23/2018	13,925,000	13,912,269
a,e	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,142,633
a	Enstar Group Ltd., 4.50% due 3/10/2022	1,950,000	1,958,785
	Hanover Insurance Group, Inc., 4.50% due 4/15/2026	10,000,000	10,003,928
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	4,862,193
j	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,887,923
b,e	Jackson National Life Global Co., 3.022% (LIBOR 3 Month + 0.73%) due 6/27/2022	7,900,000	7,989,823
	Jackson National Life Global Funding,
e	2.20% due 1/30/2020	8,000,000	7,908,520
e	3.25% due 1/30/2024	10,000,000	9,900,435
	Kemper Corp., 4.35% due 2/15/2025	20,020,000	20,035,274
a,e	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,412,280
e	MassMutual Global Funding II, 2.95% due 1/11/2025	25,000,000	24,198,761
	Mercury General Corp., 4.40% due 3/15/2027	16,000,000	16,006,830
	Metropolitan Life Global Funding I,
b,e	1.938% (LIBOR 3 Month + 0.23%) due 1/8/2021	19,850,000	19,816,262
b,e	2.471% (LIBOR 3 Month + 0.40%) due 6/12/2020	8,000,000	8,034,852
	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,162,930
	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.),
e	2.20% due 4/8/2020	7,000,000	6,894,276
e	2.375% due 9/11/2019	2,450,000	2,434,207
	Reinsurance Group of America, Inc., 3.95% due 9/15/2026	3,765,000	3,726,518
e	Reliance Standard Life Global Funding II, 2.50% due 1/15/2020	15,000,000	14,850,441
	Reliance Standard Life Insurance Co.,
e	2.50% due 4/24/2019	9,900,000	9,857,443
e	3.05% due 1/20/2021	3,975,000	3,957,751
e	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,894,494
	Semiconductors & Semiconductor Equipment — 0.2%
	QUALCOMM, Inc.,
b	2.245% (LIBOR 3 Month + 0.36%) due 5/20/2019	6,583,000	6,595,477
b	2.335% (LIBOR 3 Month + 0.45%) due 5/20/2020	4,747,000	4,754,453

			237,198,758

	MATERIALS — 1.3%
	Chemicals — 1.0%
b,e	Chevron Phillips Chemical Co., LLC, 2.523% (LIBOR 3 Month + 0.75%) due 5/1/2020	29,900,000	30,080,007
a,e	Incitec Pivot Finance, LLC (Guaranty: Incitec Pivot Ltd.), 6.00% due 12/10/2019	4,538,000	4,738,206

Semi-Annual Reports  |  23

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
a,e	OCP S.A., 5.625% due 4/25/2024	$8,555,000	$9,025,525
a,e	Yara International ASA, 3.80% due 6/6/2026	5,000,000	4,850,959
	Metals & Mining — 0.3%
	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.),
a	5.125% due 8/1/2022	6,500,000	6,699,563
a	5.375% due 4/15/2020	9,100,000	9,367,267

			64,761,527

	MEDIA — 0.1%
	Media — 0.1%
e	Cox Communications, Inc., 3.15% due 8/15/2024	8,000,000	7,672,131

			7,672,131

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.1%
	Biotechnology — 0.2%
	Celgene Corp.,
	2.75% due 2/15/2023	2,265,000	2,174,153
	3.25% due 2/20/2023	9,936,000	9,774,054
	Life Sciences Tools & Services — 0.3%
	Abbott Laboratories,
	2.35% due 11/22/2019	9,340,000	9,259,505
	3.40% due 11/30/2023	6,860,000	6,792,726
	Pharmaceuticals — 0.6%
	Allergan Funding SCS,
b	3.326% (LIBOR 3 Month + 1.26%) due 3/12/2020	5,000,000	5,059,165
	3.45% due 3/15/2022	5,000,000	4,957,253
	3.80% due 3/15/2025	5,000,000	4,911,920
	Mylan N.V. (Guaranty: Mylan, Inc.), 3.00% due 12/15/2018	4,900,000	4,899,925
	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	9,776,000	9,438,943
	Zoetis, Inc., 3.45% due 11/13/2020	2,000,000	2,014,026

			59,281,670

	REAL ESTATE — 0.9%
	Equity Real Estate Investment Trusts — 0.9%
	Alexandria Real Estate Equities, Inc. (Guaranty: Alexandria Real Estate Equities L.P.),
	3.90% due 6/15/2023	11,700,000	11,829,175
	3.95% due 1/15/2027	3,975,000	3,889,885
	Crown Castle International Corp., 3.20% due 9/1/2024	3,870,000	3,710,527
	EPR Properties, 5.25% due 7/15/2023	4,041,000	4,224,520
	Hospitality Properties Trust, 4.95% due 2/15/2027	2,000,000	2,034,218
	Washington Real Estate Investment Trust, 4.95% due 10/1/2020	19,100,000	19,739,060
	Real Estate Management & Development — 0.0%
	Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	3,000,000	3,108,014

			48,535,399

	RETAILING — 0.9%
	Internet & Direct Marketing Retail — 0.5%
	Amazon.com, Inc., 5.20% due 12/3/2025	18,175,000	20,255,290
	Booking Holdings, Inc., 2.75% due 3/15/2023	7,925,000	7,647,790
	Multiline Retail — 0.4%
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	19,121,625

			47,024,705

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.5%
	Semiconductors & Semiconductor Equipment — 0.5%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375% due 1/15/2020	8,875,000	8,751,167
	3.00% due 1/15/2022	9,000,000	8,831,217
	3.625% due 1/15/2024	9,000,000	8,853,566
a	Micron Semiconductor Ltd. (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	860,000	855,334

			27,291,284

24  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	SOFTWARE & SERVICES — 4.2%
	Information Technology Services — 2.3%
	American Express Co.,
	3.00% due 10/30/2024	$10,934,000	$10,498,353
	3.40% due 2/27/2023	8,734,000	8,704,533
	Capital One Bank USA N.A., 2.30% due 6/5/2019	3,000,000	2,979,413
	Leidos Holdings, Inc. (Guaranty: Leidos, Inc.), 4.45% due 12/1/2020	2,000,000	2,030,000
	Moody’s Corp.,
b	2.375% (LIBOR 3 Month + 0.35%) due 9/4/2018	6,950,000	6,950,939
	2.75% due 7/15/2019	14,850,000	14,801,680
	4.875% due 2/15/2024	17,000,000	18,036,258
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC),
	2.50% due 8/15/2018	2,950,000	2,948,331
	3.30% due 8/14/2020	2,450,000	2,463,734
	4.00% due 6/15/2025	8,000,000	8,173,465
	Total System Services, Inc.,
	2.375% due 6/1/2018	20,915,000	20,896,152
	3.80% due 4/1/2021	3,000,000	3,031,272
	Western Union Co.,
b	2.704% (LIBOR 3 Month + 0.80%) due 5/22/2019	5,410,000	5,426,842
	3.35% due 5/22/2019	11,350,000	11,362,738
	3.65% due 8/22/2018	2,000,000	2,006,998
	Internet Software & Services — 0.5%
a	Baidu, Inc., 3.875% due 9/29/2023	17,000,000	16,988,474
a,e	Tencent Holdings Ltd., 2.985% due 1/19/2023	6,450,000	6,285,805
	Software — 1.4%
	Autodesk, Inc., 3.125% due 6/15/2020	1,945,000	1,946,964
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	8,000,000	8,148,288
	CA Technologies, Inc., 2.875% due 8/15/2018	4,082,000	4,090,003
	CA, Inc., 3.60% due 8/1/2020 - 8/15/2022	16,905,000	17,070,536
	CDK Global, Inc., 3.80% due 10/15/2019	5,000,000	5,012,500
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	7,175,000	7,256,940
	Fidelity National Information Services, Inc., 2.85% due 10/15/2018	4,850,000	4,852,221
	Oracle Corp.,
g	1.90% due 9/15/2021	11,825,000	11,416,522
	2.50% due 5/15/2022	4,400,000	4,313,620
	VMware, Inc., 2.30% due 8/21/2020	7,925,000	7,708,344

			215,400,925

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.0%
	Communications Equipment — 0.7%
	Juniper Networks, Inc.,
	3.125% due 2/26/2019	10,000,000	10,012,952
	3.30% due 6/15/2020	4,825,000	4,827,145
	Motorola Solutions, Inc., 4.60% due 2/23/2028	3,340,000	3,362,020
a	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	21,062,660
	Electronic Equipment, Instruments & Components — 0.6%
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	5,417,539
	Tech Data Corp., 4.95% due 2/15/2027	6,000,000	6,014,952
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	17,706,561
	Office Electronics — 0.1%
	Lexmark International, Inc., 7.125% due 3/15/2020	5,375,000	4,086,881
	Technology Hardware, Storage & Peripherals — 0.6%
	Apple, Inc.,
b	2.30% (LIBOR 3 Month + 0.50%) due 2/9/2022	11,975,000	12,113,350
b	2.74% (LIBOR 3 Month + 0.82%) due 2/22/2019	4,950,000	4,985,119
b	3.05% (LIBOR 3 Month + 1.13%) due 2/23/2021	9,050,000	9,291,458
b	Hewlett Packard Enterprise Co., 3.626% (LIBOR 3 Month + 1.93%) due 10/5/2018	4,900,000	4,943,203

			103,823,840

Semi-Annual Reports  |  25

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	TELECOMMUNICATION SERVICES — 1.5%
	Diversified Telecommunication Services — 1.5%
	AT&T, Inc.,
b	2.866% (LIBOR 3 Month + 0.91%) due 11/27/2018	$11,350,000	$11,397,123
b	3.232% (LIBOR 3 Month + 0.93%) due 6/30/2020	4,950,000	5,002,070
	3.60% due 2/17/2023	8,000,000	8,047,777
	3.90% due 3/11/2024	4,500,000	4,532,296
	4.45% due 4/1/2024	10,000,000	10,321,533
e	7.85% due 1/15/2022	3,000,000	3,438,577
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,216,264
a	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 4.103% due 3/8/2027	8,500,000	8,491,285
	Verizon Communications, Inc.,
b	3.145% (LIBOR 3 Month + 1.00%) due 3/16/2022	7,500,000	7,643,356
	3.376% due 2/15/2025	14,757,000	14,504,874

			76,595,155

	TRANSPORTATION — 1.2%
	Air Freight & Logistics — 0.3%
a,e	Asciano Finance Ltd., 5.00% due 4/7/2018	2,000,000	2,000,432
	TTX Co.,
e	2.25% due 2/1/2019	5,000,000	4,978,441
e	4.15% due 1/15/2024	6,000,000	6,171,175
e	5.453% due 1/2/2022	2,424,501	2,493,259
	Airlines — 0.3%
	American Airlines 2013-2 Class A Pass Through Trust, 4.95% due 7/15/2024	5,221,590	5,430,454
	Northwest Airlines Pass Through Trust, Series 2007-1 Class A, 7.027% due 5/1/2021	3,568,013	3,757,832
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	4,360,291	4,702,137
	Diversified Consumer Services — 0.3%
	Graham Holdings Co., 7.25% due 2/1/2019	5,000,000	5,147,500
	Rensselaer Polytechnic Institute, 5.60% due 9/1/2020	10,925,000	11,531,618
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	1,174,000	1,150,802
	Road & Rail — 0.3%
e	BNSF Railway Co. 2015-1 Pass Through Trust, 3.442% due 6/16/2028	13,589,511	13,538,783

			60,902,433

	UTILITIES — 6.7%
	Electric Utilities — 5.7%
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	6,924,653
	Avangrid, Inc., 3.15% due 12/1/2024	8,870,000	8,611,078
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	11,181,946	10,993,726
	Edison International, 2.40% due 9/15/2022	4,900,000	4,672,104
a,e	Electricite de France S.A., 2.15% due 1/22/2019	4,900,000	4,876,914
	Enel Finance International N.V. (Guaranty: Enel S.p.A),
a,e	2.75% due 4/6/2023	8,000,000	7,730,704
a,e	2.875% due 5/25/2022	7,000,000	6,831,442
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	4,300,000	4,494,344
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	9,502,000	9,215,886
	Entergy Texas, Inc.,
	3.45% due 12/1/2027	12,000,000	11,733,802
	7.125% due 2/1/2019	2,000,000	2,065,296
	Exelon Corp., 2.85% due 6/15/2020	2,950,000	2,923,532
	Interstate Power & Light Co., 3.25% due 12/1/2024	24,950,000	24,571,343
e	Jersey Central Power & Light Co., 4.30% due 1/15/2026	15,000,000	15,438,553
a,e	Korea Western Power Co. Ltd., 2.875% due 10/10/2018	10,000,000	9,987,215
e	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	5,407,192	5,568,508
b	Mississippi Power Co., 2.942% (LIBOR 3 Month + 0.65%) due 3/27/2020	4,965,000	4,966,723
e	Monongahela Power Co., 4.10% due 4/15/2024	12,500,000	12,947,280
e	Niagara Mohawk Power Corp., 4.881% due 8/15/2019	10,000,000	10,260,858
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	9,987,408
b,e	Pacific Gas & Electric Co., 2.214% (LIBOR 3 Month + 0.23%) due 11/28/2018	9,950,000	9,925,672
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,775,974
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,176,289

26  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
e	Rochester Gas & Electric Corp., 5.90% due 7/15/2019	$11,732,000	$12,143,831
	SCANA Corp., 4.125% due 2/1/2022	2,000,000	1,986,394
b	Sempra Energy, 1.959% (LIBOR 3 Month + 0.25%) due 7/15/2019	16,800,000	16,800,606
	Southern Power Co., Series 15B, 2.375% due 6/1/2020	9,793,000	9,656,772
a,e	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	14,800,000	14,769,101
a,e	State Grid Overseas Investment 2016 Ltd. (Guaranty: State Grid Corp. of China), 2.25% due 5/4/2020	10,000,000	9,828,417
	The Southern Co., 2.45% due 9/1/2018	4,825,000	4,819,614
	Toledo Edison Co., 7.25% due 5/1/2020	167,000	179,120
a,e	Transelec S.A., 4.25% due 1/14/2025	6,000,000	6,050,912
	UIL Holdings Corp., 4.625% due 10/1/2020	13,110,000	13,552,959
	Virginia Electric & Power Co., Series A, 3.80% due 4/1/2028	9,985,000	10,109,612
	Gas Utilities — 1.0%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,000,000	4,951,755
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	3,900,000	3,864,336
e	SEMCO Energy, Inc., 5.15% due 4/21/2020	3,000,000	3,127,482
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	9,925,000	9,981,650
	Spire, Inc., 2.55% due 8/15/2019	2,350,000	2,332,643
	WGL Holdings, Inc.,
b	2.384% (LIBOR 3 Month + 0.40%) due 11/29/2019	13,883,000	13,855,975
b	2.657% (LIBOR 3 Month + 0.55%) due 3/12/2020	12,318,000	12,317,994

			346,008,477

	TOTAL CORPORATE BONDS (Cost $2,650,645,461)		2,646,990,001

	MUNICIPAL BONDS — 2.4%
	Anaheim Public Financing Authority (Insured NATL), 5.486% due 9/1/2020	3,270,000	3,311,660
j	Brentwood Infrastructure Financing Authority, 6.16% due 10/1/2019	1,435,000	1,485,713
	California Health Facilities Financing Authority, 6.76% due 2/1/2019	2,015,000	2,071,138
	California School Finance Authority (LOC: City National Bank), 5.041% due 7/1/2020	4,000,000	4,133,320
	Camden County Improvement Authority,
	5.47% due 7/1/2018	2,140,000	2,152,776
	5.62% due 7/1/2019	3,025,000	3,097,600
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	450,000	441,360
	2.474% due 3/1/2022	600,000	586,380
	2.691% due 3/1/2023	580,000	567,483
j	Connecticut Housing Finance Authority, Series D, 5.071% due 11/15/2019	1,090,000	1,110,459
	Denver City & County School District No. 1 COP, Series B, 2.018% due 12/15/2019	3,000,000	2,981,070
	Fort Collins Electric Utility Enterprise Revenue, Series B-QUALIFIED ENERGY, 4.92% due 12/1/2020	2,250,000	2,304,877
	JobsOhio Beverage System, Series B, 2.217% due 1/1/2019	11,245,000	11,237,016
	Kentucky Asset Liability Commission, 2.099% due 4/1/2019	3,000,000	2,988,690
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	3,350,000	3,555,891
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), 6.165% due 11/1/2020	11,885,000	12,638,271
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,590,225
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	29,379,734
j	Oklahoma Development Finance Authority, 8.00% due 5/1/2020	1,930,000	1,949,667
	Orleans Parish Parishwide School District (Insured AGM) GO, 4.40% due 2/1/2021	10,000,000	10,335,300
j	Redlands Redevelopment Agency Successor Agency (Insured AMBAC) ETM, Series A, 5.818% due 8/1/2022	1,275,000	1,373,073
	Rutgers The State University of New Jersey,
	Series K,
	2.342% due 5/1/2019	3,485,000	3,469,945
	3.028% due 5/1/2021	1,500,000	1,491,990
	San Bernardino County Redevelopment Agency Successor Agency, 7.135% due 9/1/2020	810,000	850,978
	San Francisco City & County Redevelopment Financing Authority ETM, 8.00% due 8/1/2019	4,265,000	4,479,359
	San Francisco City & County Redevelopment Financing Authority, 8.00% due 8/1/2019	525,000	547,612
	Tampa-Hillsborough County Expressway Authority,
	Series C,
	2.22% due 7/1/2018	2,000,000	1,998,420
	2.49% due 7/1/2019	2,500,000	2,481,925
	2.84% due 7/1/2020	1,750,000	1,731,100

Semi-Annual Reports  |  27

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
Wallenpaupack Area School District GO,
Series B,
3.80% due 9/1/2019	$3,000,000	$3,051,600
4.00% due 9/1/2020	2,750,000	2,825,652

TOTAL MUNICIPAL BONDS (Cost $121,398,089)		123,220,284

SHORT-TERM INVESTMENTS — 6.0%
Alabama Power Co., 2.20% due 4/2/2018	23,000,000	22,998,594
Bank of New York Tri-Party Repurchase Agreement 1.88% dated 3/29/2018 due 4/2/2018, repurchase price $40,008,379 collateralized by 30 corporate debt securities, having an average coupon of 3.70%, a minimum credit rating of BBB-, maturity dates from 9/8/2020 to 6/1/2065, and having an aggregate market value of $42,795,164 at 3/29/2018 1.88% due 4/2/2018	120,000,000	120,000,000
Cintas Corp., 2.15% due 4/2/2018	22,066,000	22,064,682
Electricite de France S.A., 2.15% due 4/3/2018	8,246,000	8,245,015
Intercontinental Exchange, Inc., 1.80% due 4/3/2018	2,000,000	1,999,800
Kentucky Utilities Co., 2.30% due 4/4/2018	17,000,000	16,996,742
Louisville Gas & Electric Co.,
2.20% due 4/2/2018	13,000,000	12,999,206
2.25% due 4/4/2018	10,000,000	9,998,125
NSTAR Electric Co., 1.70% due 4/4/2018	23,000,000	22,996,742
PacifiCorp, 2.15% due 4/2/2018	2,700,000	2,699,842
San Diego Gas & Electric, 1.384% due 4/2/2018	23,000,000	22,998,895
Snap-on Inc.,
2.04% due 4/2/2018	10,733,000	10,732,392
2.05% due 4/4/2018	12,900,000	12,897,796
Sysco Corp., 2.10% due 4/2/2018	23,000,000	22,998,658

TOTAL SHORT-TERM INVESTMENTS (Cost $310,626,489)		310,626,489

TOTAL INVESTMENTS — 98.9% (Cost $5,126,001,035)		$5,104,970,863

OTHER ASSETS LESS LIABILITIES — 1.1%		58,175,904

NET ASSETS — 100.0%		$5,163,146,767

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $12,139,101, representing 0.24% of the Fund’s net assets. Additional information is as follows:

144A/RESTRICTED & ILLIQUID SECURITIES	ACQUISITION DATE	COST	MARKET VALUE	PERCENTAGE OF NET ASSETS
Bermuda Government International Bond, 4.138%, 1/03/2023	6/26/2012	$4,000,000	$4,130,000	0.1%
Bermuda Government International Bond, 5.603%, 7/20/2020	7/13/2010	3,005,045	3,172,500	0.0
Northwind Holdings, LLC, 2.786%, 12/01/2037	1/29/2010	1,421,327	1,552,381	0.0
United States Department of Transportation, 6.001%, 12/07/2031	12/16/2011	3,172,625	3,284,220	0.1

d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $1,652,824,156, representing 32.01% of the Fund’s net assets.
f	Variable rate coupon, rate shown as of March 31, 2018.
g	Segregated as collateral for a when-issued security.
h	Interest Only.
i	When-issued security.
j	Illiquid Security.
k	Bond in default.
l	Non-income producing.

Portfolio Abbreviations

28  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  March 31, 2018 (Unaudited)

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SPV	Special Purpose Vehicle
VA	Veterans Affairs

Semi-Annual Reports  |  29

Fund Summary

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	208
Effective Duration	1.3 Yrs
Average Maturity	1.9 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

30  |  Semi-Annual Reports

Schedule of Investments

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	U.S. TREASURY SECURITIES — 14.7%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020 - 4/15/2022	$702,556	$696,683
	United States Treasury Notes,
	0.125% due 4/15/2019	237,967	237,747
	1.25% due 10/31/2018 - 8/31/2019	1,700,000	1,688,124
	1.625% due 11/30/2020	100,000	98,087
	1.875% due 10/31/2022	100,000	97,150
	2.125% due 12/31/2022	275,000	269,715
	2.375% due 12/31/2020	400,000	399,992

	TOTAL U.S. TREASURY SECURITIES (Cost $3,505,649)		3,487,498

	U.S. GOVERNMENT AGENCIES — 1.5%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
a	1.70% due 12/20/2022	50,000	48,856
a,b	2.072% (LIBOR 3 Month + 0.35%) due 4/15/2025	72,500	72,776
a	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	105,263	101,670
b	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.716% (LIBOR 3 Month + 0.43%) due 6/26/2024	138,631	138,101

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $365,137)		361,403

	OTHER GOVERNMENT — 0.2%
a,b,c	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.259% (LIBOR 6 Month + 1.00%) due 9/11/2019	60,000	59,672

	TOTAL OTHER GOVERNMENT (Cost $59,646)		59,672

	MORTGAGE BACKED — 5.9%
	Federal Home Loan Mtg Corp.,
	Pool G15523, 2.50% due 8/1/2025	117,293	116,390
	Series K705 Class A1, 1.626% due 7/25/2018	113,949	113,620
	Federal Home Loan Mtg Corp., CMO, Series K716 Class A1, 2.413% due 1/25/2021	54,988	54,564
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	87,915	87,549
	Series K036 Class A1, 2.777% due 4/25/2023	180,054	179,252
	Series K710 Class A2, 1.883% due 5/25/2019	275,000	272,262
	Series K717 Class A2, 2.991% due 9/25/2021	100,000	100,285
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
	Series 2017-3 Class HA, 2.25% due 7/25/2056	70,778	69,924
d	Series 2018-1 Class HA, 2.00% due 5/25/2057	49,770	48,251
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	38,803	39,056
	Federal National Mtg Assoc.,
	Pool AS3705, 2.50% due 11/1/2024	69,248	68,953
	Pool AS8538, 2.50% due 12/1/2026	243,698	242,508

	TOTAL MORTGAGE BACKED (Cost $1,417,088)		1,392,614

	ASSET BACKED SECURITIES — 22.3%

	ADVANCE RECEIVABLES — 0.4%
c	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	100,000	98,972

			98,972

	AUTO RECEIVABLES — 3.4%
	Ally Auto Receivables Trust,
	Series 2015-1 Class A3, 1.39% due 9/16/2019	26,352	26,312
	Series 2015-2 Class A3, 1.49% due 11/15/2019	24,439	24,392
c	American Credit Acceptance Receivables Trust, Series 2017-3 Class A, 1.82% due 3/10/2020	45,208	45,109
c	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	106,613	106,266
c	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	32,306	32,123
c	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	125,000	124,949
c	Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	100,000	98,833
c	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	48,708	48,524
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	100,000	99,514

Semi-Annual Reports  |  31

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
b,c	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 2.84% (LIBOR 1 Month + 1.10%) due 4/10/2030	$132,529	$133,319
c,d	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	70,000	69,860

			809,201

	COMMERCIAL MTG TRUST — 1.8%
c	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	95,695	96,289
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	92,013	90,808
c,e	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	150,450	149,002
b,c	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.09% (LIBOR 1 Month + 1.35%) due 7/12/2044	30,356	30,680
b,c	FREMF Mortgage Trust, Series 2013-KF02 Class B, 4.67% (LIBOR 1 Month + 3.00%) due 12/25/2045	8,263	8,280
	WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	48,413	48,075

			423,134

	COMMERCIAL SERVICES — 0.8%
a,b,c	Korea Expressway Corp., Series 144A, 2.445% (LIBOR 3 Month + 0.70%) due 4/20/2020	200,000	199,994

			199,994

	FOREST PRODUCTS & PAPER — 1.6%
	Barclays Dryrock Issuance Trust,
	Series 2015-4 Class A, 1.72% due 8/16/2021	100,000	99,609
	Series 2016-1 Class A, 1.52% due 5/16/2022	135,000	133,115
c	Cabela’s Master Credit Card Trust, Series 2013-2A Class A1, 2.17% due 8/16/2021	150,000	149,867

			382,591

	OTHER ASSET BACKED — 10.7%
b,c	AMSR Trust, Series 2016-SFR1 Class A, 3.208% (LIBOR 1 Month + 1.40%) due 11/17/2033	100,000	100,412
c	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	100,000	99,812
c	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	79,297	77,681
c	CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	62,208	61,523
	Consumer Loan Underlying Bond Credit Trust,
c	Series 2017-NP2 Class A, 2.55% due 1/16/2024	77,914	77,853
c	Series 2017-P1 Class A, 2.42% due 9/15/2023	67,614	67,463
c	Dell Equipment Finance Trust, Series 2017-2 Class A2A, 1.97% due 2/24/2020	100,000	99,472
c	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	71,318	71,038
c	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	100,000	99,991
c	Foundation Finance Trust, Series 2017-1A Class A, 3.30% due 7/15/2033	90,153	89,548
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	33,782	33,113
	MVW Owner Trust, 2.15% due 4/22/2030	21,922	21,632
c,e	Nationstar HECM Loan Trust, Series 2017-2A Class A1, 2.038% due 9/25/2027	72,623	72,169
b,c	Navient Student Loan Trust, Series 2016-6A Class A2, 2.622% (LIBOR 1 Month + 0.75%) due 3/25/2066	100,000	101,078
c	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	100,000	100,053
c	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	95,132	95,837
b,c	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.422% (LIBOR 1 Month + 0.55%) due 5/25/2057	38,725	38,626
	PFS Financing Corp.,
b,c	Series 2015-AA Class A, 2.397% (LIBOR 1 Month + 0.62%) due 4/15/2020	100,000	99,940
c	Series 2018-B Class A, 2.89% due 2/15/2023	100,000	99,423
c	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36% due 11/15/2023	72,941	72,656
c,d	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	100,000	100,129
c	SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	100,000	99,490
	Sierra Receivables Funding Co., LLC,
c	Series 2014-1A Class A, 2.07% due 3/20/2030	12,382	12,361
c	Series 2015-1A Class A, 2.40% due 3/22/2032	65,037	63,854
c	Series 2015-3A Class A, 2.58% due 9/20/2032	27,456	27,095
	SLM Student Loan Trust,
b,c	Series 2011-A Class A3, 4.277% (LIBOR 1 Month + 2.50%) due 1/15/2043	100,000	103,163
b	Series 2013-4 Class A, 2.422% (LIBOR 1 Month + 0.55%) due 6/25/2043	47,845	47,921
b,c	Series 2013-B Class A2B, 2.877% (LIBOR 1 Month + 1.10%) due 6/17/2030	146,335	147,359
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	23,296	24,361
	Social Professional Loan Program, LLC,
b,c	Series 2014-A Class A1, 3.472% (LIBOR 1 Month + 1.60%) due 6/25/2025	48,203	48,866
c	Series 2014-B Class A2, 2.55% due 8/27/2029	20,844	20,624
c	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	83,454	83,018

32  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
c,e	Towd Point Mortgage Trust, Series 2016-5 Class A1, 2.50% due 10/25/2056	$76,161	$74,978
b,c	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.277% (LIBOR 1 Month + 0.50%) due 11/15/2022	100,000	100,512

			2,533,051

	RESIDENTIAL MTG TRUST — 3.2%
	Angel Oak Mortgage Trust, LLC,
c,e	Series 2017-1 Class A2, 3.085% due 1/25/2047	54,758	54,083
c,e	Series 2017-3 Class A1, 2.708% due 11/25/2047	43,599	42,829
c,d,e,f	Series 2018-1 Class A1, 3.258% due 4/27/2048	75,000	75,000
c,e	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321% due 11/25/2027	69,762	69,504
c,e	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	90,868	89,595
	JPMorgan Mortgage Trust,
c,e	Series 2017-2 Class A6, 3.00% due 5/25/2047	43,200	42,597
c,e	Series 2017-6 Class A5, 3.50% due 12/25/2048	96,178	96,510
	New Residential Mortgage Loan Trust,
c,e	Series 2017-2A Class A3, 4.00% due 3/25/2057	76,561	78,959
b,c	Series 2017-5A Class A1, 3.372% (LIBOR 1 Month + 1.50%) due 6/25/2057	84,029	86,131
c,e	WinWater Mortgage Loan Trust, Series 2014-3 Class A7, 3.00% due 11/20/2044	122,800	122,468

			757,676

	STUDENT LOAN — 0.4%
b,c	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.622% (LIBOR 1 Month + 1.75%) due 12/26/2040	88,955	89,123

			89,123

	TOTAL ASSET BACKED SECURITIES (Cost $5,320,040)		5,293,742

	CORPORATE BONDS — 42.0%

	AUTOMOBILES & COMPONENTS — 1.3%
	Automobiles — 1.3%
a,b,c	Daimler Finance North America, LLC (Guaranty: Daimler AG), 2.354% (LIBOR 3 Month + 0.45%) due 2/22/2021	150,000	150,094
c	Hyundai Capital America, 2.40% due 10/30/2018	50,000	49,856
b	Toyota Motor Credit Corp., 2.22% (LIBOR 3 Month + 0.40%) due 2/13/2020	100,000	100,095

			300,045

	BANKS — 2.3%
	Banks — 2.3%
a,b,g	Barclays Bank plc, 2.165% (LIBOR 3 Month + 0.46%) due 1/11/2021	200,000	199,844
	Fifth Third Bank, 2.30% due 3/15/2019	200,000	199,165
	Santander Holdings USA, Inc., 3.40% due 1/18/2023	43,000	42,003
a,b	Santander UK plc, 3.587% (LIBOR 3 Month + 1.48%) due 3/14/2019	100,000	101,112

			542,124

	CAPITAL GOODS — 0.9%
	Machinery — 0.9%
a,c	Nvent Finance Sarl, 3.95% due 4/15/2023	110,000	110,323
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	100,000	99,798

			210,121

	COMMERCIAL & PROFESSIONAL SERVICES — 0.9%
	Commercial Services & Supplies — 0.4%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	100,000	98,438
	Leisure Products — 0.5%
	Mattel, Inc., 2.35% due 8/15/2021	125,000	110,626

			209,064

	DIVERSIFIED FINANCIALS — 10.1%
	Capital Markets — 2.8%
	Ares Capital Corp., 4.875% due 11/30/2018	150,000	151,467
	CBOE Holdings, Inc., 1.95% due 6/28/2019	100,000	98,829
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	46,103	45,597
c	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	100,000	98,839
	Legg Mason, Inc., 2.70% due 7/15/2019	100,000	99,625

Semi-Annual Reports  |  33

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	$112,000	$116,996
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	40,000	40,011
	Consumer Finance — 0.6%
	Wells Fargo & Co., 2.10% due 7/26/2021	52,000	50,217
b	Wells Fargo & Co., MTN, 3.045% (LIBOR 3 Month + 1.01%) due 12/7/2020	100,000	101,200
	Diversified Financial Services — 6.1%
b	Bank of America Corp., 2.762% (LIBOR 3 Month + 1.04%) due 1/15/2019	100,000	100,679
	Bank of New York Mellon Corp., 2.05% due 5/3/2021	154,000	149,502
	Citigroup, Inc.,
	1.70% due 4/27/2018	75,000	74,959
	2.65% due 10/26/2020	100,000	98,805
a,b	Deutsche Bank AG, 3.186% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	99,535
b	Goldman Sachs Group, Inc., 3.325% (LIBOR 3 Month + 1.20%) due 9/15/2020	100,000	101,579
b	JPMorgan Chase & Co., 2.965% (LIBOR 3 Month + 1.21%) due 10/29/2020	125,000	127,652
a,b	Mitsubishi UFJ Financial Group, Inc., 3.886% (LIBOR 3 Month + 1.88%) due 3/1/2021	200,000	207,207
	Morgan Stanley,
	2.80% due 6/16/2020	50,000	49,664
b	2.90% (LIBOR 3 Month + 1.14%) due 1/27/2020	75,000	75,932
b	State Street Corp., 2.785% (LIBOR 3 Month + 0.90%) due 8/18/2020	100,000	101,232
	Synchrony Financial, 3.00% due 8/15/2019	50,000	49,849
a,b,c	UBS AG Jersey (Guaranty: UBS Group AG), 3.726% (LIBOR 3 Month + 1.44%) due 9/24/2020	200,000	204,403
	Insurance — 0.4%
c	AIG Global Funding, 1.95% due 10/18/2019	100,000	98,761
	Mortgage Real Estate Investment Trusts — 0.2%
	Healthcare Trust of America Holdings L.P. (Guaranty: Healthcare Trust of America, Inc.), 2.95% due 7/1/2022	50,000	48,914

			2,391,454

	ENERGY — 1.5%
	Oil, Gas & Consumable Fuels — 1.5%
a,b	BP Capital Markets plc (Guaranty: BP plc), 2.183% (LIBOR 3 Month + 0.35%) due 8/14/2018	150,000	150,090
b	Exxon Mobil Corp., 2.786% (LIBOR 3 Month + 0.78%) due 3/1/2019	75,000	75,483
b,c	Phillips 66 (Guaranty: Phillips 66 Co.), 2.372% (LIBOR 3 Month + 0.65%) due 4/15/2019	75,000	75,021
c	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	62,000	63,262

			363,856

	FOOD & STAPLES RETAILING — 0.2%
	Food & Staples Retailing — 0.2%
a,c	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	50,000	48,475
	Smith’s Food & Drug Centers, Inc. 1994-A3 Pass Through Trust, Series 94A3, 9.20% due 7/2/2018	9,943	10,068

			58,543

	FOOD, BEVERAGE & TOBACCO — 5.7%
	Beverages — 2.1%
a,b,f	Anheuser-Busch InBev Worldwide, Inc., Series 5FRN, 3.052% (LIBOR 3 Month + 0.74%) due 1/12/2024	150,000	150,882
	Molson Coors Brewing Co., 2.10% due 7/15/2021	150,000	143,931
b	PepsiCo, Inc., 2.234% (LIBOR 3 Month + 0.53%) due 10/6/2021	200,000	202,464
	Food Products — 2.3%
b	Conagra Brands, Inc., 2.204% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	100,073
	General Mills, Inc., 2.60% due 10/12/2022	100,000	96,327
	JM Smucker Co., 2.50% due 3/15/2020	50,000	49,460
	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.),
b	2.22% (LIBOR 3 Month + 0.42%) due 8/9/2019	50,000	50,021
b	2.381% (LIBOR 3 Month + 0.57%) due 2/10/2021	50,000	49,863
a	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	99,612
b	Tyson Foods, Inc., 2.567% (LIBOR 3 Month + 0.55%) due 6/2/2020	100,000	100,218
	Tobacco — 1.3%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	200,000	198,818
a,b,c	BAT Capital Corp., 2.423% (LIBOR 3 Month + 0.59%) due 8/14/2020	100,000	100,314

			1,341,983

34  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	HEALTHCARE EQUIPMENT & SERVICES — 1.6%
	Health Care Providers & Services — 1.6%
	Anthem, Inc., 2.50% due 11/21/2020	$75,000	$73,729
b	CVS Health Corp., 2.687% (LIBOR 3 Month + 0.63%) due 3/9/2020	40,000	40,150
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	60,887
a,b,c	Roche Holdings, Inc. (Guaranty: Roche Holding AG), 2.642% (LIBOR 3 Month + 0.34%) due 9/30/2019	200,000	200,656

			375,422

	HOUSEHOLD & PERSONAL PRODUCTS — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc., 2.45% due 8/1/2022	50,000	48,435

			48,435

	INSURANCE — 3.2%
	Insurance — 2.8%
c	Athene Global Funding, 2.875% due 10/23/2018	75,000	74,931
a	Enstar Group Ltd., 4.50% due 3/10/2022	50,000	50,225
h	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	104,220
b,c	Jackson National Life Global Co., 3.022% (LIBOR 3 Month + 0.73%) due 6/27/2022	100,000	101,137
b,c	Metropolitan Life Global Funding I, 1.938% (LIBOR 3 Month + 0.23%) due 1/8/2021	150,000	149,745
c	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.), 2.375% due 9/11/2019	50,000	49,678
	Reliance Standard Life Insurance Co.,
c	2.50% due 4/24/2019	100,000	99,570
c	3.05% due 1/20/2021	25,000	24,892
	Semiconductors & Semiconductor Equipment — 0.4%
	QUALCOMM, Inc.,
b	2.245% (LIBOR 3 Month + 0.36%) due 5/20/2019	50,000	50,095
b	2.335% (LIBOR 3 Month + 0.45%) due 5/20/2020	50,000	50,078

			754,571

	MATERIALS — 0.4%
	Chemicals — 0.4%
b,c	Chevron Phillips Chemical Co., LLC, 2.523% (LIBOR 3 Month + 0.75%) due 5/1/2020	100,000	100,602

			100,602

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.6%
	Biotechnology — 0.6%
	Celgene Corp.,
	2.75% due 2/15/2023	100,000	95,989
	3.25% due 2/20/2023	44,000	43,283
	Life Sciences Tools & Services — 0.4%
	Abbott Laboratories, 2.35% due 11/22/2019	94,000	93,190
	Pharmaceuticals — 0.6%
	Mylan N.V. (Guaranty: Mylan, Inc.), 3.00% due 12/15/2018	100,000	99,998
	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	44,000	42,483

			374,943

	RETAILING — 0.2%
	Internet & Direct Marketing Retail — 0.2%
	Booking Holdings, Inc., 2.75% due 3/15/2023	50,000	48,251

			48,251

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	125,000	123,256
a	Micron Semiconductor Ltd. (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	100,000	99,457

			222,713

Semi-Annual Reports  |  35

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE
	SOFTWARE & SERVICES — 3.7%
	Information Technology Services — 1.6%
	Moody’s Corp.,
b	2.375% (LIBOR 3 Month + 0.35%) due 9/4/2018	$50,000	$50,007
	2.75% due 7/15/2019	75,000	74,756
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC),
	2.50% due 8/15/2018	50,000	49,972
	3.30% due 8/14/2020	50,000	50,280
	Total System Services, Inc., 2.375% due 6/1/2018	100,000	99,910
b	Western Union Co., 2.704% (LIBOR 3 Month + 0.80%) due 5/22/2019	60,000	60,187
	Software — 2.1%
	Autodesk, Inc., 3.125% due 6/15/2020	100,000	100,101
	CA Technologies, Inc., 2.875% due 8/15/2018	125,000	125,245
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	75,000	75,856
	Fidelity National Information Services, Inc., 2.85% due 10/15/2018	150,000	150,069
	VMware, Inc., 2.30% due 8/21/2020	50,000	48,633

			885,016

	TECHNOLOGY HARDWARE & EQUIPMENT — 1.4%
	Communications Equipment — 0.4%
	Juniper Networks, Inc., 3.30% due 6/15/2020	100,000	100,045
	Technology Hardware, Storage & Peripherals — 1.0%
	Apple, Inc.,
b	2.30% (LIBOR 3 Month + 0.50%) due 2/9/2022	25,000	25,289
b	2.74% (LIBOR 3 Month + 0.82%) due 2/22/2019	50,000	50,355
b	3.05% (LIBOR 3 Month + 1.13%) due 2/23/2021	50,000	51,334
b	Hewlett Packard Enterprise Co., 3.626% (LIBOR 3 Month + 1.93%) due 10/5/2018	100,000	100,881

			327,904

	TELECOMMUNICATION SERVICES — 0.8%
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
	2.45% due 6/30/2020	100,000	98,852
b	2.866% (LIBOR 3 Month + 0.91%) due 11/27/2018	50,000	50,208
b	3.232% (LIBOR 3 Month + 0.93%) due 6/30/2020	50,000	50,526

			199,586

	TRANSPORTATION — 0.4%
	Road & Rail — 0.4%
c	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.20% due 7/15/2020	100,000	100,144

			100,144

	UTILITIES — 4.7%
	Electric Utilities — 3.8%
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	125,640	123,525
a,c	Electricite de France S.A., 2.15% due 1/22/2019	100,000	99,529
	Exelon Corp., 2.85% due 6/15/2020	50,000	49,551
b	Mississippi Power Co., 2.942% (LIBOR 3 Month + 0.65%) due 3/27/2020	25,000	25,009
b,c	Pacific Gas & Electric Co., 2.214% (LIBOR 3 Month + 0.23%) due 11/28/2018	50,000	49,878
g	PNM Resources, Inc., 3.25% due 3/9/2021	100,000	99,897
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	48,599
b	Sempra Energy, 1.959% (LIBOR 3 Month + 0.25%) due 7/15/2019	110,000	110,004
a,c	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	200,000	199,583
	The Southern Co., 2.45% due 9/1/2018	100,000	99,888
	Gas Utilities — 0.9%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	100,000	99,085
	WGL Holdings, Inc.,
b	2.384% (LIBOR 3 Month + 0.40%) due 11/29/2019	50,000	49,903
b	2.657% (LIBOR 3 Month + 0.55%) due 3/12/2020	58,000	58,000

			1,112,451

	TOTAL CORPORATE BONDS (Cost $9,990,836)		9,967,228

36  |  Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  March 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 1.8%
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	$50,000	$49,040
	2.474% due 3/1/2022	50,000	48,865
	JobsOhio Beverage System, Series B, 2.217% due 1/1/2019	100,000	99,929
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	100,000	106,146
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	118,806

	TOTAL MUNICIPAL BONDS (Cost $427,375)		422,786

	SHORT-TERM INVESTMENTS — 12.2%
i	Thornburg Capital Management Fund	289,095	2,890,950

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,890,950)		2,890,950

	TOTAL INVESTMENTS — 100.6% (Cost $23,976,721)		$23,875,893

	LIABILITIES NET OF OTHER ASSETS — (0.6)%		(139,140)

	NET ASSETS — 100.0%		$23,736,753

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $6,954,255, representing 29.30% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Variable rate coupon, rate shown as of March 31, 2018.
f	When-issued security.
g	Segregated as collateral for a when-issued security.
h	Illiquid Security.
i	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
SBA	Small Business Administration

Semi-Annual Reports  |  37

Statements of Assets and Liabilities

March 31, 2018 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $267,756,579, $5,126,001,035 and $21,085,771, respectively)	$263,608,128	$5,104,970,863	$20,984,943
Non-controlled affiliated issuer (cost $0, $0 and $2,890,950, respectively)	–	–	2,890,950
Cash	22,491	169,968	–
Receivable for investments sold	–	1,425,000	–
Principal receivable	51,913	141,686	–
Receivable for fund shares sold	1,104,287	65,916,664	23,110
Receivable from investment advisor	–	–	5,316
Dividends receivable	–	–	4,483
Dividend and interest reclaim receivable	–	6,451	–
Interest receivable	800,320	27,472,907	82,478
Prepaid expenses and other assets	46,318	167,702	22,796

Total Assets	265,633,457	5,200,271,241	24,014,076

LIABILITIES

Payable for investments purchased	–	20,193,593	225,224
Payable for fund shares redeemed	307,578	12,717,251	4,118
Payable to investment advisor and other affiliates (Note 4)	128,898	2,198,597	–
Accounts payable and accrued expenses	112,403	781,130	43,932
Dividends payable	110,972	1,233,903	4,049

Total Liabilities	659,851	37,124,474	277,323

NET ASSETS	$264,973,606	$5,163,146,767	$23,736,753

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(417,199)	$(2,042,169)	$(1,573)
Net unrealized depreciation on investments	(4,148,451)	(21,030,172)	(100,828)
Accumulated net realized gain (loss)	(10,738,349)	4,840,550	(10,594)
Net capital paid in on shares of beneficial interest	280,277,605	5,181,378,558	23,849,748

	$264,973,606	$5,163,146,767	$23,736,753

38  |  Semi-Annual Reports

Statements of Assets and Liabilities, Continued

March 31, 2018 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($74,099,718, $775,029,738 and $7,166,160 applicable to 5,785,060, 58,471,414 and 581,987 shares of beneficial interest outstanding - Note 5)	$12.81	$13.25	$12.31

Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19

Maximum offering price per share	$13.01	$13.45	$12.50

Class C Shares:
Net asset value and offering price per share* ($29,931,534, $518,933,341 and $0 applicable to 2,323,037, 39,213,694 and 0 shares of beneficial interest outstanding - Note 5)	$12.88	$13.23	$–

Class I Shares:
Net asset value, offering and redemption price per share ($146,636,281, $3,643,857,195 and $16,570,593 applicable to 11,448,308, 274,859,234 and 1,346,367 shares of beneficial interest outstanding - Note 5)	$12.81	$13.26	$12.31

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,052,522, $96,109,596 and $0 applicable to 784,317, 7,245,874 and 0 shares of beneficial interest outstanding - Note 5)	$12.82	$13.26	$–

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,195,191, $8,824,801 and $0 applicable to 249,503, 666,134 and 0 shares of beneficial interest outstanding - Note 5)	$12.81	$13.25	$–

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,058,360, $108,027,530 and $0 applicable to 82,571, 8,151,459 and 0 shares of beneficial interest outstanding - Note 5)	$12.82	$13.25	$–

Class R6 Shares:
Net asset value, offering and redemption price per share ($0, $12,364,566 and $0 applicable to 0, 931,050 and 0 shares of beneficial interest outstanding - Note 5)	$–	$13.28	$–

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Reports  |  39

Statements of Operations

Six Months Ended March 31, 2018 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME

Dividend income non-controlled affiliated issuer	$–	$–	$18,902
Interest income (net of premium amortized of $283,701, $3,101,638, and $10,413, respectively)	3,017,977	70,183,850	233,469

Total Income	3,017,977	70,183,850	252,371

EXPENSES

Investment advisory fees (Note 4)	507,556	8,341,853	45,067
Administration fees (Note 4)
Class A Shares	44,230	471,983	3,939
Class C Shares	18,089	303,790	–
Class I Shares	43,312	1,029,658	4,730
Class R3 Shares	5,876	53,180	–
Class R4 Shares	1,695	4,625	–
Class R5 Shares	700	31,264	–
Class R6 Shares	–	2,270	–
Distribution and service fees (Note 4)
Class A Shares	98,724	1,055,289	7,089
Class C Shares	80,676	1,358,963	–
Class R3 Shares	26,282	238,828	–
Class R4 Shares	3,814	10,416	–
Transfer agent fees
Class A Shares	38,411	555,635	13,768
Class C Shares	22,508	244,441	–
Class I Shares	57,031	1,310,455	3,124
Class R3 Shares	15,399	59,381	–
Class R4 Shares	5,948	22,513	–
Class R5 Shares	5,219	120,451	–
Class R6 Shares	–	182	–
Registration and filing fees
Class A Shares	6,446	9,933	9,043
Class C Shares	5,898	8,445	–
Class I Shares	6,514	17,310	9,055
Class R3 Shares	5,869	5,940	–
Class R4 Shares	7,347	7,248	–
Class R5 Shares	6,731	6,870	–
Class R6 Shares	–	7,802	–
Custodian fees (Note 2)	49,116	209,900	23,936
Professional fees	25,226	59,735	22,975
Trustee and officer fees (Note 4)	6,074	112,141	485
Other expenses	23,832	196,901	6,817

Total Expenses	1,118,523	15,857,402	150,028

Less:
Expenses reimbursed by investment advisor (Note 4)	(46,688)	(81,138)	(41,189)
Investment advisory fees waived by investment advisor (Note 4)	–	–	(45,771)

Net Expenses	1,071,835	15,776,264	63,068

Net Investment Income	$1,946,142	$54,407,586	$189,303

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(42,992)	5,947,291	(6,356)
Net change in unrealized appreciation (depreciation) on investments	(3,785,316)	(74,236,534)	(177,584)

Net Realized and Unrealized Loss	(3,828,308)	(68,289,243)	(183,940)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,882,166)	$(13,881,657)	$5,363

See notes to financial statements.

40  |  Semi-Annual Reports

Statements of Changes in Net Assets

Thornburg Limited Term U.S. Government Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$1,946,142	$3,412,467
Net realized gain (loss) on investments	(42,992)	(141,703)
Net unrealized appreciation (depreciation) on investments	(3,785,316)	(4,990,963)

Net Decrease in Net Assets Resulting from Operations	(1,882,166)	(1,720,199)

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(623,530)	(1,410,540)
Class C Shares	(205,228)	(453,387)
Class I Shares	(1,364,721)	(2,295,862)
Class R3 Shares	(79,626)	(224,875)
Class R4 Shares	(23,212)	(33,868)
Class R5 Shares	(23,612)	(68,706)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(9,336,057)	(25,179,028)
Class C Shares	(4,383,442)	(12,696,392)
Class I Shares	1,385,020	5,699,193
Class R3 Shares	(653,486)	(16,613,329)
Class R4 Shares	(122,777)	1,309,741
Class R5 Shares	(3,039,364)	3,629,750

Net Decrease in Net Assets	(20,352,201)	(50,057,502)

NET ASSETS

Beginning of Period	285,325,807	335,383,309

End of Period	$264,973,606	$285,325,807

Distribution in excess of net investment income	$(417,199)	$(43,412)

* Unaudited.

See notes to financial statements.

Semi-Annual Reports  |  41

Statements of Changes in Net Assets

Thornburg Limited Term Income Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$54,407,586	$94,912,629
Net realized gain (loss) on investments	5,947,291	4,118,291
Net unrealized appreciation (depreciation) on investments	(74,236,534)	(26,512,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,881,657)	72,517,969

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(8,527,943)	(18,084,025)
Class C Shares	(4,930,395)	(9,988,539)
Class I Shares	(40,233,256)	(65,949,540)
Class R3 Shares	(903,911)	(1,708,910)
Class R4 Shares	(78,857)	(127,206)
Class R5 Shares	(1,135,146)	(1,755,011)
Class R6 Shares	(88,294)	(2,397)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(104,139,541)	(213,573,151)
Class C Shares	(41,253,414)	(96,012,073)
Class I Shares	458,957,100	453,482,010
Class R3 Shares	726,138	(7,046,773)
Class R4 Shares	841,350	1,803,524
Class R5 Shares	8,262,739	29,614,902
Class R6 Shares	11,719,351	770,866

Net Increase in Net Assets	265,334,264	143,941,646

NET ASSETS

Beginning of Period	4,897,812,503	4,753,870,857

End of Period	$5,163,146,767	$4,897,812,503

Distribution in excess of net investment income	$(2,042,169)	$(551,953)

* Unaudited.

See notes to financial statements.

42  |  Semi-Annual Reports

Statements of Changes in Net Assets

Thornburg Low Duration Income Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$189,303	$306,960
Net realized gain (loss) on investments	(6,356)	15,683
Net unrealized appreciation (depreciation) on investments	(177,584)	(100,999)

Net Increase in Net Assets Resulting from Operations	5,363	221,644

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(57,053)	(101,667)
Class I Shares	(140,085)	(213,139)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	695,158	(3,672,037)
Class I Shares	3,847,412	(4,189,755)

Net Increase (Decrease) in Net Assets	4,350,795	(7,954,954)

NET ASSETS

Beginning of Period	19,385,958	27,340,912

End of Period	$23,736,753	$19,385,958

Undistributed (distribution in excess of) net investment income	$(1,573)	$6,262
* Unaudited.

See notes to financial statements.

Semi-Annual Reports  |  43

Notes to Financial Statements

March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Income Fund currently offers seven classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).

The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date.

44  |  Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
Cost of investments for tax purposes	$	267,756,579	$	5,126,001,035	$	23,976,721

Gross unrealized appreciation on a tax basis		443,372		26,355,553		45,889
Gross unrealized depreciation on a tax basis		(4,591,823)		(47,385,725)		(146,717)

Net unrealized appreciation (depreciation) on investments (tax basis)	$	(4,148,451)	$	(21,030,172)	$	(100,828)

At March 31, 2018, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
Deferred tax basis capital losses	$	1,148,202	$	–	$	4,239

Semi-Annual Reports  |  45

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

At March 31, 2018, the Government Fund had cumulative tax basis capital losses of $9,423,085 (of which $2,067,255 are short-term and $7,355,830 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2018	$17,316
2019	106,151

$123,467

At March 31, 2018, the Income Fund had cumulative tax basis capital losses of $1,098,922 (of which $1,098,922 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Funds categorize its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

46  |  Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by a Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Government Agencies	$38,963,571	$–	$38,963,571	$–
U.S. Treasury Securities	63,758,533	63,758,533	–	–
Mortgage Backed	143,154,215	1,971,691	138,287,493	2,895,031
Short Term Investment	17,731,809	–	17,731,809	–

Total Investments in Securities	$263,608,128	$65,730,224	$194,982,873	$2,895,031(a)

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Mortgage Backed	$2,895,031	Cost basis	Cost basis	$ 96.95/(N/A)

Total	$2,895,031

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

Semi-Annual Reports  |  47

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

	MORTGAGE BACKED	TOTAL(d)
Beginning Balance 9/30/2017	$–	$–
Accrued Discounts (Premiums)	87	87
Net Realized Gain (Loss)(a)	421	421
Gross Purchases	2,908,388	2,908,388
Gross Sales	(13,778)	(13,778)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(87)	(87)
Transfers into Level 3	–	–
Transfers out of Level 3	–	–

Ending Balance 3/31/2018	$2,895,031	$2,895,031

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $(87). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(d)	Level 3 investments represent 1.09% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$437,493,223	$437,493,223	$–	$–
U.S. Government Agencies	55,912,268	–	52,628,048	3,284,220
Other Government	46,169,015	–	46,169,015	–
Mortgage Backed	284,549,523	–	273,041,775	11,507,748
Asset Backed Securities	1,200,010,060	–	1,170,705,457	29,304,603
Corporate Bonds	2,646,990,001	–	2,646,990,001	–
Municipal Bonds	123,220,284	–	123,220,284	–
Commercial Paper	190,626,489	–	190,626,489	–
Repurchase Agreement	120,000,000	–	120,000,000	–

Total Investments in Securities	$5,104,970,863	$437,493,223	$4,623,381,069	$44,096,571(a)

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

U.S. Government Agencies	$3,284,220	Market comparable securities yield method	Yields of comparable securities	3.29%/(N/A)

Asset Backed Securities	20,337,082	Cost basis	Cost basis	$99.99/(3.30%)

	8,967,521	Discounted cash flows	Third Party Vendor Discounted cash flows	3.0%-5.7%/(2.76%)

Mortgage Backed	11,507,748	Cost basis	Cost basis	$96.95/(N/A)

Total	$44,096,571

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2018.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

48  |  Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

	U.S. GOVERNMENT AGENCIES	ASSET BACKED SECURITIES	MORTGAGE BACKED	TOTAL(e)
Beginning Balance 9/30/2017	$3,347,400	$20,533,738	$–	$23,881,138
Accrued Discounts (Premiums)	(21,095)	5,552	348	(15,195)
Net Realized Gain (Loss)(a)	–	32,353	1,672	34,025
Gross Purchases	–	20,324,795	11,560,840	31,885,635
Gross Sales	–	(262,500)	(54,765)	(317,265)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(42,085)	(29,336)	(347)	(71,768)
Transfers into Level 3(d)	–	–	–	–
Transfers out of Level 3(d)	–	(11,299,999)	–	(11,299,999)

Ending Balance 3/31/2018	$3,284,220	$29,304,603	$11,507,748	$44,096,571

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $(71,768). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 0.85% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$3,487,498	$3,487,498	$–	$–
U.S. Government Agencies	361,403	–	361,403	–
Other Government	59,672	–	59,672	–
Mortgage Backed	1,392,614	–	1,344,363	48,251
Asset Backed Securities	5,293,742	–	5,048,753	244,989
Corporate Bonds	9,967,228	–	9,967,228	–
Municipal Bonds	422,786	–	422,786	–
Short-Term Investments	2,890,950	2,890,950	–	–

Total Investments in Securities	$23,875,893	$6,378,448	$17,204,205	$293,240	(a)

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Asset Backed Securities	$69,860	Discounted cash flows	Third Party Vendor Discounted cash flows	3.0%/(N/A)

	175,129	Cost basis	Cost basis	$99.99/(N/A)

Mortgage Backed	48,251	Cost basis	Cost basis	$96.95

Total	$293,240

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2018.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

Semi-Annual Reports  |  49

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

	ASSET BACKED SECURITIES	MORTGAGE BACKED	TOTAL(e)
Beginning Balance 9/30/2017	$170,280	$–	$170,280
Accrued Discounts (Premiums)	1	2	3
Net Realized Gain (Loss)(a)	–	7	7
Gross Purchases	174,998	48,473	223,471
Gross Sales	–	(230)	(230)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(290)	(1)	(291)
Transfers into Level 3(d)	–	–	–
Transfers out of Level 3(d)	(100,000)	–	(100,000)

Ending Balance 3/31/2018	$244,989	$48,251	$293,240

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $(291). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 1.24% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the daily net assets of a Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
GOVERNMENT FUND		INCOME FUND			LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE

Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%

Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300

Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250

		Next $500 million	0.350	Over $2 billion	0.225

		Over $2 billion	0.275

The Government Fund’s effective management fee for the six months ended March 31, 2018 was 0.375% of the Fund’s average net assets.

The Income Fund’s effective management fee for the six months ended March 31, 2018 was 0.335% of the Fund’s average net assets.

The Low Duration Fund’s effective management fee for the six months ended March 31, 2018 was 0.40% of the Fund’s average net assets (before applicable management fee waiver of $45,771).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I, Class R5, and Class R6 shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

50  |  Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2018, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges (CDSC fees) from redemptions of Class C shares as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$246	$1,661	$26
CDSC fees	$239	$12,011	$–

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Funds for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.

Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administration fees, distribution fees and voluntarily waived Fund level investment advisory fees as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$–	$–	$26,022
Class C	$915	$–	$–
Class I	$–	$–	$15,167
Class R3	$25,161	$55,542	$–
Class R4	$10,606	$18,432	$–
Class R5	$10,006	$108	$–
Class R6	$–	$7,057	$–

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$–	$–	$14,375
Class I	$–	$–	$31,396

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 7.0%, 0.0% and 40.5% for the Government Fund, Income Fund and Low Duration Fund, respectively.

Semi-Annual Reports  |  51

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Government Fund, Income Fund and Low Duration Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$2,435,027	$7,879,214	$(7,423,291)	$–	$–	$2,890,950	$18,902	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	299,494	$3,862,628	1,043,182	$13,641,984
Shares issued to shareholders in reinvestment of dividends	45,014	579,895	98,647	1,287,783
Shares repurchased	(1,068,681)	(13,778,580)	(3,072,808)	(40,108,795)

Net decrease	(724,173)	$(9,336,057)	(1,930,979)	$(25,179,028)

Class C Shares
Shares sold	104,115	$1,349,412	340,307	$4,480,824
Shares issued to shareholders in reinvestment of dividends	14,830	192,154	30,959	406,592
Shares repurchased	(456,959)	(5,925,008)	(1,337,648)	(17,583,808)

Net decrease	(338,014)	$(4,383,442)	(966,382)	$(12,696,392)

Class I Shares
Shares sold	2,822,705	$36,347,955	6,118,960	$79,886,935
Shares issued to shareholders in reinvestment of dividends	70,610	909,520	119,832	1,564,295
Shares repurchased	(2,781,193)	(35,872,455)	(5,799,169)	(75,752,037)

Net increase	112,122	$1,385,020	439,623	$5,699,193

Class R3 Shares
Shares sold	102,802	$1,325,772	466,176	$6,115,277
Shares issued to shareholders in reinvestment of dividends	5,149	66,364	14,207	185,714
Shares repurchased	(158,814)	(2,045,622)	(1,759,168)	(22,914,320)

Net decrease	(50,863)	$(653,486)	(1,278,785)	$(16,613,329)

Class R4 Shares
Shares sold	33,459	$430,517	169,933	$2,216,399
Shares issued to shareholders in reinvestment of dividends	1,652	21,273	2,394	31,240
Shares repurchased	(44,312)	(574,567)	(71,845)	(937,898)

Net increase (decrease)	(9,201)	$(122,777)	100,482	$1,309,741

52  |  Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

GOVERNMENT FUND (continued)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	33,702	$435,348	329,217	$4,347,313
Shares issued to shareholders in reinvestment of dividends	1,803	23,330	5,220	68,160
Shares repurchased	(270,131)	(3,498,042)	(60,176)	(785,723)

Net increase (decrease)	(234,626)	$(3,039,364)	274,261	$3,629,750

INCOME FUND

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,749,575	$76,827,800	16,198,382	$217,089,363
Shares issued to shareholders in reinvestment of dividends	587,003	7,831,018	1,221,584	16,387,209
Shares repurchased	(14,154,275)	(188,798,359)	(33,369,740)	(447,049,723)

Net decrease	(7,817,697)	$(104,139,541)	(15,949,774)	$(213,573,151)

Class C Shares
Shares sold	2,213,592	$29,544,626	5,961,821	$79,804,114
Shares issued to shareholders in reinvestment of dividends	339,289	4,518,056	673,533	9,021,184
Shares repurchased	(5,649,022)	(75,316,096)	(13,809,256)	(184,837,371)

Net decrease	(3,096,141)	$(41,253,414)	(7,173,902)	$(96,012,073)

Class I Shares
Shares sold	70,293,414	$937,845,512	108,211,987	$1,450,721,919
Shares issued to shareholders in reinvestment of dividends	2,663,608	35,541,933	4,372,629	58,676,460
Shares repurchased	(38,536,531)	(514,430,345)	(78,719,123)	(1,055,916,369)

Net increase	34,420,491	$458,957,100	33,865,493	$453,482,010

Class R3 Shares
Shares sold	1,613,542	$21,545,230	2,932,660	$39,309,579
Shares issued to shareholders in reinvestment of dividends	60,676	809,880	114,540	1,538,044
Shares repurchased	(1,618,864)	(21,628,972)	(3,569,214)	(47,894,396)

Net increase (decrease)	55,354	$726,138	(522,014)	$(7,046,773)

Class R4 Shares
Shares sold	112,608	$1,501,268	331,345	$4,441,374
Shares issued to shareholders in reinvestment of dividends	2,890	38,538	4,271	57,281
Shares repurchased	(52,362)	(698,456)	(201,080)	(2,695,131)

Net increase	63,136	$841,350	134,536	$1,803,524

Class R5 Shares
Shares sold	1,890,916	$25,192,788	4,583,147	$61,386,517
Shares issued to shareholders in reinvestment of dividends	83,629	1,115,017	128,065	1,718,641
Shares repurchased	(1,352,588)	(18,045,066)	(2,499,758)	(33,490,256)

Net increase	621,957	$8,262,739	2,211,454	$29,614,902

Semi-Annual Reports  |  53

Notes to Financial Statements, Continued

March 31, 2018 (Unaudited)

INCOME FUND (continued)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	1,002,098	$13,437,133	56,985	$768,647
Shares issued to shareholders in reinvestment of dividends	6,604	88,122	174	2,348
Shares repurchased	(134,802)	(1,805,904)	(9)	(129)

Net increase	873,900	$11,719,351	57,150	$770,866

LOW DURATION FUND

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	154,888	$1,917,177	444,814	$5,522,323
Shares issued to shareholders in reinvestment of dividends	4,588	56,669	8,111	100,709
Shares repurchased	(103,454)	(1,278,688)	(748,676)	(9,295,069)

Net increase (decrease)	56,022	$695,158	(295,751)	$(3,672,037)

Class I Shares
Shares sold	447,158	$5,533,558	269,260	$3,343,267
Shares issued to shareholders in reinvestment of dividends	9,728	120,100	16,170	200,711
Shares repurchased	(146,117)	(1,806,246)	(623,427)	(7,733,733)

Net increase (decrease)	310,769	$3,847,412	(337,997)	$(4,189,755)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $16,581,464 and $31,248,139, respectively.

The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,261,643,456 and $745,487,762, respectively.

The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $7,257,556 and $3,896,457, respectively.

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, prepayment risk, market and economic risk, liquidity risk, structured products risk and, in the case of Income Fund and Low Duration Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Semi-Annual Reports  |  55

Financial Highlights

Thornburg Limited Term U.S. Government Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$13.01	0.08	(0.18)	(0.10)	(0.10)	–	(0.10)	$12.81
2017(b)	$13.25	0.14	(0.20)	(0.06)	(0.18)	–	(0.18)	$13.01
2016(b)(e)	$13.26	0.14	0.05	0.19	(0.20)	–	(0.20)	$13.25
2015(b)	$13.27	0.15	0.06	0.21	(0.22)	–	(0.22)	$13.26
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	–	(0.26)	$13.27
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	–	(0.31)	$13.36

CLASS C SHARES

2018(c)	$13.09	0.06	(0.19)	(0.13)	(0.08)	–	(0.08)	$12.88
2017	$13.33	0.10	(0.20)	(0.10)	(0.14)	–	(0.14)	$13.09
2016	$13.34	0.11	0.04	0.15	(0.16)	–	(0.16)	$13.33
2015	$13.35	0.12	0.06	0.18	(0.19)	–	(0.19)	$13.34
2014	$13.45	0.15	(0.02)	0.13	(0.23)	–	(0.23)	$13.35
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	–	(0.28)	$13.45

CLASS I SHARES

2018(c)	$13.01	0.10	(0.18)	(0.08)	(0.12)	–	(0.12)	$12.81
2017	$13.26	0.18	(0.20)	(0.02)	(0.23)	–	(0.23)	$13.01
2016	$13.26	0.19	0.05	0.24	(0.24)	–	(0.24)	$13.26
2015	$13.27	0.19	0.06	0.25	(0.26)	–	(0.26)	$13.26
2014	$13.36	0.23	(0.02)	0.21	(0.30)	–	(0.30)	$13.27
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	–	(0.36)	$13.36

CLASS R3 SHARES

2018(c)	$13.02	0.08	(0.18)	(0.10)	(0.10)	–	(0.10)	$12.82
2017	$13.26	0.13	(0.19)	(0.06)	(0.18)	–	(0.18)	$13.02
2016	$13.27	0.14	0.04	0.18	(0.19)	–	(0.19)	$13.26
2015	$13.28	0.14	0.06	0.20	(0.21)	–	(0.21)	$13.27
2014	$13.37	0.18	(0.02)	0.16	(0.25)	–	(0.25)	$13.28
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	–	(0.30)	$13.37

CLASS R4 SHARES

2018(c)	$13.01	0.08	(0.18)	(0.10)	(0.10)	–	(0.10)	$12.81
2017	$13.25	0.12	(0.19)	(0.07)	(0.17)	–	(0.17)	$13.01
2016	$13.26	0.14	0.04	0.18	(0.19)	–	(0.19)	$13.25
2015	$13.27	0.13	0.08	0.21	(0.22)	–	(0.22)	$13.26
2014(g)	$13.36	0.14	(0.03)	0.11	(0.20)	–	(0.20)	$13.27

CLASS R5 SHARES

2018(c)	$13.02	0.10	(0.18)	(0.08)	(0.12)	–	(0.12)	$12.82
2017	$13.28	0.18	(0.21)	(0.03)	(0.23)	–	(0.23)	$13.02
2016	$13.27	0.17	0.07	0.24	(0.23)	–	(0.23)	$13.28
2015	$13.27	0.19	0.07	0.26	(0.26)	–	(0.26)	$13.27
2014	$13.36	0.21	– (h)	0.21	(0.30)	–	(0.30)	$13.27
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	–	(0.34)	$13.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2014.
(h)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

56  |  Semi-Annual Reports

Financial Highlights, Continued

Thornburg Limited Term U.S. Government Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

1.30	(d)	0.93	(d)	0.93	(d)	0.93	(d)	(0.76)	6.53	$74,100
1.03		0.93		0.93		0.93		(0.43)	11.05	$84,674
1.08		0.91		0.91		0.91		1.41	9.78	$111,874
1.15		0.92		0.92		0.92		1.62	14.15	$104,933
1.41		0.93		0.93		0.94		1.30	8.14	$132,916
1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225

1.00	(d)	1.23	(d)	1.23	(d)	1.24	(d)	(0.98)	6.53	$29,932
0.73		1.23		1.23		1.24		(0.72)	11.05	$34,821
0.81		1.19		1.19		1.20		1.13	9.78	$48,369
0.88		1.20		1.20		1.21		1.34	14.15	$46,777
1.14		1.19		1.19		1.20		0.96	8.14	$51,001
1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877

1.63	(d)	0.60	(d)	0.60	(d)	0.60	(d)	(0.60)	6.53	$146,636
1.36		0.60		0.60		0.60		(0.18)	11.05	$147,464
1.43		0.57		0.57		0.57		1.83	9.78	$144,437
1.45		0.62		0.62		0.62		1.93	14.15	$112,853
1.73		0.61		0.61		0.61		1.62	8.14	$69,309
1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645

1.24	(d)	0.99	(d)	0.99	(d)	1.47	(d)	(0.79)	6.53	$10,053
1.00		0.97		0.97		1.40		(0.47)	11.05	$10,871
1.03		0.98		0.98		1.30		1.34	9.78	$28,036
1.09		0.99		0.99		1.35		1.55	14.15	$16,320
1.35		0.99		0.99		1.31		1.23	8.14	$13,748
1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350

1.25	(d)	0.99	(d)	0.99	(d)	1.69	(d)	(0.79)	6.53	$3,195
0.96		0.99		0.99		1.95		(0.49)	11.05	$3,365
1.04		0.99		0.99		2.71		1.33	9.78	$2,097
1.00		0.99		0.99		17.30	(f)	1.55	14.15	$706
1.57	(d)	0.99	(d)	0.99	(d)	64.66	(d)(f)	0.78	8.14	$15

1.56	(d)	0.65	(d)	0.65	(d)	1.42	(d)	(0.62)	6.53	$1,058
1.40		0.58		0.58		1.21		(0.23)	11.05	$4,131
1.30		0.67		0.67		2.05		1.80	9.78	$570
1.40		0.67		0.67		2.02		1.95	14.15	$2,170
1.59		0.67		0.67		2.87		1.56	8.14	$1,859
1.83		0.67		0.67		7.28	(f)	(1.09)	12.18	$881

Semi-Annual Reports  |  57

Financial Highlights

Thornburg Limited Term Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$13.44	0.13	(0.19)	(0.06)	(0.13)	–	(0.13)	$13.25
2017(b)	$13.51	0.24	(0.07)	0.17	(0.24)	–	(0.24)	$13.44
2016(b)	$13.32	0.24	0.20	0.44	(0.25)	–	(0.25)	$13.51
2015(b)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42

CLASS C SHARES

2018(c)	$13.42	0.12	(0.19)	(0.07)	(0.12)	–	(0.12)	$13.23
2017	$13.49	0.21	(0.06)	0.15	(0.22)	–	(0.22)	$13.42
2016	$13.30	0.21	0.20	0.41	(0.22)	–	(0.22)	$13.49
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39

CLASS I SHARES

2018(c)	$13.44	0.15	(0.17)	(0.02)	(0.16)	–	(0.16)	$13.26
2017	$13.52	0.29	(0.08)	0.21	(0.29)	–	(0.29)	$13.44
2016	$13.33	0.29	0.20	0.49	(0.30)	–	(0.30)	$13.52
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42

CLASS R3 SHARES

2018(c)	$13.45	0.12	(0.18)	(0.06)	(0.13)	–	(0.13)	$13.26
2017	$13.52	0.22	(0.06)	0.16	(0.23)	–	(0.23)	$13.45
2016	$13.33	0.23	0.20	0.43	(0.24)	–	(0.24)	$13.52
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43

CLASS R4 SHARES

2018(c)	$13.43	0.12	(0.17)	(0.05)	(0.13)	–	(0.13)	$13.25
2017	$13.51	0.22	(0.07)	0.15	(0.23)	–	(0.23)	$13.43
2016	$13.32	0.23	0.20	0.43	(0.24)	–	(0.24)	$13.51
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32
2014(e)	$13.42	0.18	0.07	0.25	(0.19)	–	(0.19)	$13.48

CLASS R5 SHARES

2018(c)	$13.44	0.14	(0.18)	(0.04)	(0.15)	–	(0.15)	$13.25
2017	$13.51	0.27	(0.07)	0.20	(0.27)	–	(0.27)	$13.44
2016	$13.32	0.27	0.20	0.47	(0.28)	–	(0.28)	$13.51
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42

CLASS R6 SHARES

2018(c)	$13.46	0.16	(0.18)	(0.02)	(0.16)	–	(0.16)	$13.28
2017(g)	$13.40	0.15	0.11	0.26	(0.20)	–	(0.20)	$13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.

See notes to financial statements.

58  |  Semi-Annual Reports

Financial Highlights, Continued

Thornburg Limited Term Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

1.96	(d)	0.85	(d)	0.85	(d)	0.85	(d)	(0.41)	16.31	$775,030
1.76		0.87		0.87		0.87		1.31	26.90	$890,990
1.82		0.86		0.86		0.86		3.36	20.56	$1,111,441
1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692

1.75	(d)	1.06	(d)	1.06	(d)	1.06	(d)	(0.52)	16.31	$518,933
1.56		1.08		1.08		1.08		1.10	26.90	$567,771
1.59		1.08		1.08		1.08		3.13	20.56	$667,680
1.71		1.10		1.10		1.10		1.04	18.71	$611,555
1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2.09		1.12		1.12		1.12		0.38	36.66	$632,918

2.32	(d)	0.50	(d)	0.50	(d)	0.50	(d)	(0.16)	16.31	$3,643,857
2.14		0.50		0.50		0.50		1.61	26.90	$3,232,277
2.17		0.50		0.50		0.50		3.73	20.56	$2,792,249
2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449

1.83	(d)	0.99	(d)	0.99	(d)	1.11	(d)	(0.48)	16.31	$96,110
1.65		0.99		0.99		1.12		1.19	26.90	$96,715
1.69		0.98		0.98		1.10		3.23	20.56	$104,309
1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2.22		0.99		0.99		1.14		0.59	36.66	$81,585

1.83	(d)	0.99	(d)	0.99	(d)	1.43	(d)	(0.40)	16.31	$8,825
1.65		0.99		0.99		1.56		1.11	26.90	$8,101
1.70		0.99		0.99		1.97		3.23	20.56	$6,328
1.82		0.98		0.98		1.66		1.24	18.71	$3,908
1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)(f)	1.84	29.41	$47

2.16	(d)	0.67	(d)	0.67	(d)	0.67	(d)	(0.32)	16.31	$108,027
1.99		0.65		0.65		0.67		1.53	26.90	$101,189
2.05		0.62		0.62		0.72		3.60	20.56	$71,864
2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2.52		0.65		0.65		1.01		0.92	36.66	$8,164

2.42	(d)	0.45	(d)	0.45	(d)	0.65	(d)	(0.13)	16.31	$12,365
2.28	(d)	0.45	(d)	0.45	(d)	24.38	(d)(f)	1.92	26.90	$770

Semi-Annual Reports  |  59

Financial Highlights

Thornburg Low Duration Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$12.42	0.09	(0.10)	(0.01)	(0.10)	–	(0.10)	$12.31
2017(b)	$12.46	0.16	(0.03)	0.13	(0.17)	–	(0.17)	$12.42
2016(b)	$12.38	0.11	0.09	0.20	(0.12)	–	(0.12)	$12.46
2015(b)	$12.38	0.08	– (e)	0.08	(0.08)	–	(0.08)	$12.38
2014(b)(f)	$12.31	0.08	0.08	0.16	(0.09)	–	(0.09)	$12.38

CLASS I SHARES

2018(c)	$12.41	0.11	(0.10)	0.01	(0.11)	–	(0.11)	$12.31
2017	$12.45	0.18	(0.03)	0.15	(0.19)	–	(0.19)	$12.41
2016	$12.37	0.14	0.08	0.22	(0.14)	–	(0.14)	$12.45
2015	$12.38	0.11	(0.01)	0.10	(0.11)	–	(0.11)	$12.37
2014(f)	$12.31	0.11	0.07	0.18	(0.11)	–	(0.11)	$12.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(f)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding.

See notes to financial statements.

60  |  Semi-Annual Reports

Financial Highlights, Continued

Thornburg Low Duration Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

1.54	(d)	0.70	(d)	0.70	(d)	1.84	(d)	(0.08)	20.25	$7,166
1.30		0.65		0.65		1.77		1.03	34.79	$6,532
0.89		0.69		0.69		1.74		1.60	42.99	$10,235
0.67		0.70		0.70		2.10		0.68	29.22	$9,940
0.92	(d)	0.62	(d)	0.61	(d)	3.14	(d)	1.33	23.70	$6,678

1.75	(d)	0.50	(d)	0.50	(d)	1.10	(d)	0.09	20.25	$16,571
1.46		0.50		0.50		1.03		1.19	34.79	$12,854
1.15		0.48		0.48		1.18		1.81	42.99	$17,106
0.87		0.50		0.50		1.89		0.80	29.22	$8,056
1.19	(d)	0.41	(d)	0.41	(d)	3.19	(d)	1.48	23.70	$3,698

Semi-Annual Reports  |  61

Expense Example

March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES
Actual	$1,000.00	$992.40	$4.62
Hypothetical*	$1,000.00	$1,020.29	$4.68
CLASS C SHARES
Actual	$1,000.00	$990.20	$6.10
Hypothetical*	$1,000.00	$1,018.80	$6.19
CLASS I SHARES
Actual	$1,000.00	$994.00	$2.98
Hypothetical*	$1,000.00	$1,021.94	$3.02
CLASS R3 SHARES
Actual	$1,000.00	$992.10	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R4 SHARES
Actual	$1,000.00	$992.10	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R5 SHARES
Actual	$1,000.00	$993.80	$3.23
Hypothetical*	$1,000.00	$1,021.69	$3.28
LIMITED TERM INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$995.90	$4.23
Hypothetical*	$1,000.00	$1,020.69	$4.28
CLASS C SHARES
Actual	$1,000.00	$994.80	$5.27
Hypothetical*	$1,000.00	$1,019.65	$5.34
CLASS I SHARES
Actual	$1,000.00	$998.40	$2.49
Hypothetical*	$1,000.00	$1,022.44	$2.52
CLASS R3 SHARES
Actual	$1,000.00	$995.20	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R4 SHARES
Actual	$1,000.00	$996.00	$4.93
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R5 SHARES
Actual	$1,000.00	$996.80	$3.34
Hypothetical*	$1,000.00	$1,021.59	$3.38
CLASS R6 SHARES
Actual	$1,000.00	$998.70	$2.24
Hypothetical*	$1,000.00	$1,022.69	$2.27
LOW DURATION INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$999.20	$3.49
Hypothetical*	$1,000.00	$1,021.44	$3.53
CLASS I SHARES
Actual	$1,000.00	$1,000.90	$2.49
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Thornburg Limited Term U.S. Government Fund Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.23%; I: 0.60%; R3: 0.99%; R4: 0.99%; R5: 0.65%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

†	Thornburg Limited Term Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.85%; C: 1.06%; I: 0.50%; R3: 0.99%; R4: 0.99%; R5: 0.67%; R6: 0.45%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

†	Thornburg Low Duration Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

62  |  Semi-Annual Reports

Other Information

March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Reports  |  63

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

64  |  Semi-Annual Reports

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Semi-Annual Reports  |  67

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH174

Semi-Annual Report

March 31, 2018

THORNBURG STRATEGIC INCOME FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Strategic Income Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Strategic Income Fund   |  March 31, 2018 (Unaudited)

April 17, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Income Fund for the six-month period ended March 31, 2018. The net asset value (NAV) of a Class I share of the Thornburg Strategic Income Fund decreased 13 cents in the period to $11.67. If you were invested for the entire period, you received dividends of $0.183 per share. If you reinvested your dividends, you received $0.184 per share. Dividends per share varied for other share classes to account for class-specific expenses. Combining income and change in price, Class I shares of the Thornburg Strategic Income Fund produced a total return of 0.45% over the six-month period. The Bloomberg Barclays U.S. Universal Bond Index produced a return of negative 1.00%, and a blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 0.00% total return over the same time.

During the period, the Fund we launched so that clients could take advantage of the growing breadth of the global bond market, combined with our broad investment perspective, has reached its 10-year anniversary. Late 2007 was an interesting time. While we believed the coming years and decades would provide interesting opportunities for investing, the scale of that “opportunity” just one year later was both immense and enormously valuable. Around the holidays in that year we began the portfolio with just $3 million of seed money from various partners at Thornburg, and as we began to invest, the added pressure of putting the personal money of our colleagues to work was a tangible reminder that the job we do is really for those who entrust us with their savings. It’s a lesson that we keep at the front of our minds every day, even as the portfolio has grown to more than $1 billion.

Overall, we are pleased with our record over the past decade and through several different market episodes. Today, though we are more defensive due to the current state of rate and credit markets, we have still been able to generate significant value for shareholders. Because we are uniquely structured with a distinct investment process, we believe we are well positioned to provide a differentiated set of outcomes.

Another important development during the period was the promotion of Christian Hoffmann to Strategic Income Fund’s portfolio management team. Christian joined Thornburg in 2012 as an analyst and was promoted to associate portfolio manager in 2014. During his tenure, he has made substantial contributions to the Fund’s performance through his excellent credit analysis and investment ideas as well as his overall thoughts and leadership in navigating credit and fixed income markets. This promotion recognizes this past success and demonstrates our complete confidence in his ability to create even greater shareholder value in the future as a member of the management team. Congratulations to Christian.

Heading into the six-month period, the market continued to feel awash in complacency, given both known risks and unknown risks lurking beneath the surface. Yet credit spreads and asset prices generally remained at very lofty levels. We mentioned in previous communications what we believe to be the largest risk to markets going forward: the removal of monetary policy accommodation by most major central banks around the world. In the most recent six-month period, the Federal Reserve (Fed) begun shrinking its balance sheet while raising its policy rates, the European Central Bank began tapering its purchases, and even the Bank of Japan signaled that 0% interest rates won’t last forever. Despite central banks taking punch out of the punchbowl, general macroeconomic and market indicators point toward relatively loose financial conditions. Synchronized global growth appears to have given global central bankers an ideal environment for potential normalization.

Another major development during the period was the U.S. announcement of additional fiscal stimulus (e.g. the tax bill). While short-term positive, we think this could potentially result in inflation. But perhaps more important in the long run is that the tax bill immediately increases the U.S. fiscal deficit. If growth doesn’t pick up on a sustainable basis, and as of this writing, the jury is still out, then that deficit increase will become long-lasting. In previous commentaries, we mentioned government balance sheets as an area of concern for us going forward.

The six-month period marked the return of volatility from the muted levels experienced throughout 2017. As volatility rose, asset returns became highly correlated to the downside, catching many investors off guard. In January alone, the U.S. 10-year jumped 31 basis points, by the end of the quarter the 10-year yielded 2.77%. During the quarter, the Bloomberg Barclays U.S. Aggregate Bond Index delivered a negative 1.46% return, reminding investors of the potential perils found in longer duration, core bond indices.

Near the end of the period, the S&P 500 Index gave back all the gains from the best January in 20 years, returning negative 0.76% for the first quarter. Volatility, as measured by the CBOE Volatility Index (VIX), spiked in early February as investor fears over suddenly increasing inflation gripped markets. Leveraged VIX ETN products quickly exacerbated the issue as the popular short volatility trade of 2017 unwound. Equities sold off significantly (~10%) over period of nine days before rallying as fears subsided. Treasury yields remained elevated throughout the second half of the period as potential changes to monetary policy from the new Jerome Powell-led Fed remained a top concern for investors.

Statements from former Fed Chairwoman Janet Yellen’s last meeting generally read more hawkish than anticipated, and Powell’s first Humphrey Hawkins performance came off a bit hawkish as well. Market participants focused on signs of inflation acceleration and what that might do to the pace of Fed, Bank of England, European Central Bank and Bank of Japan tightening. Despite acceleration concerns, sub-target inflation continues to provide the Fed, ECB, and other developed market centrals banks, enough wiggle room to move slowly. However, GDP output gaps have shrunk back to neutral levels and most notably, unemployment rates continue to fall such that the U.S. and various European economies are at or near full employment. Although we’ve recently experienced mixed spending and housing data, synchronized global growth appears sustainable and the general economic environment remains benign.

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

Recent volatility has presented opportunity in select names that we have been following, but that we had generally passed on or remained light in due to the tightness of spreads. The combination of higher rates and higher credit spreads has resulted in below-par prices in many names, resulting in better convexity around potential calls and better loss, given default metrics. Opportunities were not incredibly abundant, however. In any case, we identified several opportunities to add dislocated corporates at a notable dollar price discount compared to the recent past.

While stronger economic growth continues to give us confidence to hold a decent amount of credit currently, we have lowered risk exposures in the portfolios over time as risk compensation has declined. Throughout the period we expressed a defensive posture in multiple ways. Given our guiding philosophy of managing a diversified portfolio to be robust across many macro environments, we continued to build balanced risk exposures to avoid overdependence upon any singular outcome. Within our high-yield holdings for example, we’ve continued to upgrade quality and reduce potential volatility. All high-yield bonds are not created equal. We’ve focused on shorter maturities, less cyclical cash flows, and companies focused on the stronger segments of the economy that will generally lower volatility at the portfolio level in times of stress.

Generally, we have favored investing behind the U.S. consumer, whose balance sheet has notably improved since 2008–2009. This has meant senior-most tranches of asset-back securities, grouping consumer loans, auto loans and student loans. These tend to be short-lived assets that rapidly build upon already strong credit enhancements. We’ve also increased exposure to mortgages. Given the type of mortgages we have purchased, we perceive the credit risk to be minimal and are focused on the convexity profile of purchases with a close eye on structural enhancements and the incentive profile of underlying borrowers. As opportunities present themselves across sectors and classes, we remain ready to deploy capital if adequately compensated.

While portfolio objectives can range from managing yield within price volatility constraints to maximizing total returns, all investors must consider the risk/reward trade-offs inherent in various investments. Higher yields tend to come with higher price volatility, whether driven by credit, duration, or both. On the other hand, defensive products offer limited volatility but produce low-yield returns. The key to a successful portfolio is balancing these competing variables into an optimal combination that meets overall objectives. The problem is most organizations aren’t structured to find relative value across the available spectrum of investment opportunities. The “risk bucket” methodologies utilized by the majority of players within the space, may be using a sub-optimal structure for the fixed income environment we are moving into. We believe our unique approach and structure offers our investor an edge in this strange and tumultuous environment.

Thank you for investing alongside us.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
CEO, President, and	Managing Director
Managing Director

Christian Hoffmann, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 12/19/07)
Without sales charge	3.39%	3.34%	3.30%	6.06%	6.08%

With sales charge	-1.27%	1.77%	2.35%	5.58%	5.61%
Class C Shares (Incep: 12/19/07)
Without sales charge	2.70%	2.69%	2.68%	5.45%	5.47%

With sales charge	1.70%	2.69%	2.68%	5.45%	5.47%

Class I Shares (Incep: 12/19/07)	3.93%	3.73%	3.67%	6.41%	6.43%

Class R3 Shares (Incep: 5/1/12)	3.50%	3.34%	3.28%	-	4.42%

Class R4 Shares (Incep: 2/1/14)	3.29%	3.27%	-	-	3.17%

Class R5 Shares (Incep: 5/1/12)	3.95%	3.71%	3.62%	-	4.76%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	4.38%

Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	1.52%	1.73%	2.19%	4.01%	4.10%

30-DAY YIELDS, A SHARES (with sales charge)

Annualized Distribution Yield	2.45%
SEC Yield	2.84%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.21%; C shares, 1.95%; I shares, 0.95%; R3 shares, 2.54%; R4 shares, 2.26%; R5 shares, 1.39%; R6 shares, 1.00%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.13%; C shares, 1.80%; I shares, 0.69%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.69%; R6 shares, 0.65%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the yields for Class A shares would have remained the same as those stated above.

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the

U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The CBOE Volatility Index (VIX Index) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 Index options. This volatility is meant to be forward looking and is calculated from both calls and puts.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Rating of AAA (the highest), AA, A, and BBB are investment-grade quality. Rating of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

High yield bonds may offer higher yields in return for risk exposure.

Convexity – A measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Yield Curve – A line that plots the interest rate, at a set point in time, of bonds having equal credit quality, but offering maturity dates.

6  |  Semi-Annual Report

Fund Summary

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.

PORTFOLIO COMPOSITION

Corporate/Convertible Bonds	61.3%
Asset Backed Securities	18.2%
Bank Loans	5.1%
Common & Preferred Stock	1.6%
Other Fixed Income	2.1%
Other Assets Less Liabilities	11.7%

FIXED INCOME CREDIT QUALITY*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.

TOP TEN INDUSTRY GROUPS

Diversified Financials	9.3%
Energy	5.3%
Materials	4.0%
Telecommunication Services	3.9%
Software & Services	3.6%
Utilities	3.3%
Insurance	3.2%
Technology Hardware & Equipment	2.9%
Transportation	2.8%
Media	2.6%

COUNTRY EXPOSURE *

(percent of Fund)

United States	69.1%
United Kingdom	2.4%
Canada	2.4%
China	1.3%
Mexico	1.1%
Bermuda	1.0%
South Korea	0.9%
Cayman Islands	0.9%
Sweden	0.8%
Belgium	0.7%
Japan	0.7%
South Africa	0.7%
Brazil	0.6%
Switzerland	0.6%
Ireland	0.6%
Germany	0.5%
Jamaica	0.5%
Trinidad And Tobago	0.5%
Guatemala	0.5%
Morocco	0.5%
France	0.4%
Luxembourg	0.4%
Chile	0.3%
Barbados	0.3%
Italy	0.3%
Turkey	0.1%
Panama	0.0%**
Australia	0.0%**
Other Assets Less Liabilities	11.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 0.0%

	ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
a,b,c	Malamute Energy, Inc.	847	$8,893

			8,893

	TOTAL COMMON STOCK (Cost $0)		8,893

	PREFERRED STOCK — 1.6%
	BANKS — 0.9%
	Banks — 0.9%
d	AgriBank FCB, 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,322,500
d,e	CoBank ACB, Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,300,000

			9,622,500

	ENERGY — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
b,e	Crestwood Equity Partners LP, 9.25%	320,654	3,043,006

			3,043,006

	MISCELLANEOUS — 0.1%
	U.S. Government Agencies — 0.1%
e	Farm Credit Bank of Texas, Series 1, 10.00%	1,000	1,175,000

			1,175,000

	REAL ESTATE — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
e	VEREIT, Inc., Series F, 6.70%	25,857	656,768

			656,768

	TELECOMMUNICATION SERVICES — 0.2%
	Diversified Telecommunication Services — 0.2%
f	Centaur Funding Corp., 9.08%, 4/21/2020	2,380	2,677,491

			2,677,491

	TOTAL PREFERRED STOCK (Cost $16,575,977)		17,174,765

	ASSET BACKED SECURITIES — 18.2%
	ADVANCE RECEIVABLES — 0.5%
g	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575%, 10/15/2049	$5,000,000	4,948,610
g	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1 Class AT1, 2.53%, 11/16/2048	800,000	798,251

			5,746,861

	AUTO RECEIVABLES — 2.8%
	American Credit Acceptance Receivables Trust,
g	Series 2016-4 Class C, 2.91%, 2/13/2023	4,000,000	3,987,893
g	Series 2017-3 Class A, 1.82%, 3/10/2020	1,356,245	1,353,259
g	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,900,000	2,869,823
g	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	1,413,389	1,405,390
g	Foursight Capital Automobile Receivables Trust 2018-1, Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	1,005,989
	Foursight Capital Automobile Receivables Trust,
g	Series 2014-1 Class B, 3.56%, 11/22/2021	5,454,000	5,428,006
g	Series 2016-1 Class A2, 2.87%, 10/15/2021	2,215,731	2,207,369
g	Hertz Vehicle Financing II L.P., Series 2015-1A Class A, 2.73%, 3/25/2021	4,000,000	3,971,959
b,g	OSCAR US Funding Trust V, Series 2016-2A Class A2A, 2.31%, 11/15/2019	699,300	698,601
g,h	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.39%, 11/10/2020	1,800,000	1,801,276
g	Sierra Auto Receivables Securitization Trust 2016-1, Series 2016-1A Class B, 6.84%, 1/18/2022	4,500,000	4,636,664
g	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84%, 4/17/2023	1,429,689	1,424,746

			30,790,975

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	COMMERCIAL MTG TRUST — 1.6%
g,h	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.093%, 4/15/2044	$6,200,000	$6,517,059
h	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.848%, 3/25/2034	63,003	51,765
g,h	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	3,328,704	3,296,663
d,g	CSMC Trust, Series 2016-BDWN Class E, 13.277% (LIBOR 1 Month + 11.50%), 2/15/2029	3,000,000	3,014,873
	FREMF Mortgage Trust,
d,g	Series 2013-KF02 Class B, 4.67% (LIBOR 1 Month + 3.00%), 12/25/2045	347,042	347,766
d,g	Series 2016-KF24 Class B, 6.67% (LIBOR 1 Month + 5.00%), 10/25/2026	1,698,438	1,792,084
g,h	Galton Funding Mortgage Trust 2017-1 CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	2,299,987	2,306,496

			17,326,706

	IRON/STEEL — 0.2%
g,h	New Residential Mortgage Trust 2018-1, Series 2018-1A Class A1A, 4.00%, 12/25/2057	2,426,236	2,466,687

			2,466,687

	OTHER ASSET BACKED — 8.5%
d,g	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 1.977% (LIBOR 1 Month + 0.20%), 9/15/2041	2,204,751	2,088,919
g	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	1,900,000	1,896,436
g	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	3,000,000	3,130,708
g	CLUB Credit Trust 2017-P2, Series 2017-P2 Class A, 2.61%, 1/15/2024	1,720,980	1,716,457
g	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2 Class A, 2.55%, 1/16/2024	1,869,940	1,868,471
g	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54%, 5/20/2027	742,729	739,806
g	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	6,015,076	6,102,847
g	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97%, 2/22/2021	1,000,000	999,908
f	Fairway Outdoor Funding, LLC, Series 2012-1A Class B, 8.835%, 10/15/2042	3,000,000	3,139,338
g	Foundation Finance Trust, Series 2017-1A Class A, 3.30%, 7/15/2033	3,515,977	3,492,367
g	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	3,008,333	2,961,390
g	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	3,691,609	3,686,289
f	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
g	Marlette Funding Trust 2018-1, Series 2018-1A Class A, 2.61%, 3/15/2028	4,213,232	4,207,086
g	Marlette Funding Trust, Series 2017-2A Class A, 2.39%, 7/15/2024	2,118,248	2,113,285
g	Murray Hill Marketplace Trust, Series 2016-LC1 Class B, 6.15%, 11/25/2022	3,083,961	3,099,824
g,h	Nationstar HECM Loan Trust 2018-1, Series 2018-1A Class A, 2.76%, 2/25/2028	3,216,552	3,216,551
b,d,f	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.786% (LIBOR 3 Month + 0.78%), 12/1/2037	462,500	443,538
g	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21%, 5/17/2020	4,470,000	4,472,355
g	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23%, 6/8/2023	4,000,000	3,934,029
g	PFS Financing Corp., Series 2018-B Class A, 2.89%, 2/15/2023	3,000,000	2,982,684
g	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36%, 11/15/2023	1,349,413	1,344,139
b,g	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	3,000,000	3,003,867
	SBA Tower Trust,
g	2.877%, 7/10/2046	2,275,000	2,240,648
g	3.156%, 10/10/2045	3,750,000	3,686,888
b,g	Scala Funding Co., LLC Series, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,964,000
g	Sierra Timeshare Receivables Funding, LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	2,936,630	2,911,291
g	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77%, 5/25/2026	931,625	924,670
g	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,575,894	2,598,823
g	Solarcity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,817,007	2,824,443
g	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	2,932,496	3,018,141
g	Textainer Marine Containers V Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	4,265,445	4,257,228
g	VB-S1 Issuer, LLC, Series 2016-1A Class C, 3.065%, 6/15/2046	3,100,000	3,093,018
g	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50%, 12/20/2028	1,679,389	1,681,719

			92,841,163

	RESIDENTIAL MTG TRUST — 3.3%
	Angel Oak Mortgage Trust, LLC,
g,h	Series 2017-3 Class A1, 2.708%, 11/25/2047	1,743,971	1,713,165
b,g,h,i	Series 2018-1 Class A1, 3.258%, 4/27/2048	2,500,000	2,499,992
h	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 3.373%, 8/25/2033	97,246	97,962
g,h	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00%, 1/25/2035	1,746,790	1,783,371
d,g	Credit Suisse First Boston Mortgage Securities Corp. CMO, Series 2005-CF1 Class M1, 2.572% (LIBOR 1 Month + 0.70%), 3/25/2045	286,827	286,149
h	CWABS Asset-Backed Certificates Trust, Series 2005-11 Class AF3, 4.495%, 2/25/2036	59,065	59,031
g,h	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321%, 11/25/2027	2,441,658	2,432,623
g,h	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,817,357	1,791,899

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	JPMorgan Mortgage Trust,
g,h	Series 2017-2 Class A6, 3.00%, 5/25/2047	$2,591,992	$2,555,815
g,h	Series 2017-6 Class A5, 3.50%, 12/25/2048	2,885,350	2,895,292
h	Merrill Lynch Mortgage Investors Trust Series MLMI CMO, Series 2004-A4 Class M1, 3.274%, 8/25/2034	203,422	191,664
d	Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7 Class A2C, 2.192% (LIBOR 1 Month + 0.32%), 11/25/2035	107,631	107,763
	New Residential Mortgage Loan Trust CMO,
g,h	Series 2017-3A Class A1, 4.00%, 4/25/2057	3,302,233	3,351,077
g,h	Series 2017-4A Class A1, 4.00%, 5/25/2057	3,254,344	3,317,081
	New Residential Mortgage Loan Trust,
d,g	Series 2017-5A Class A1, 3.372% (LIBOR 1 Month + 1.50%), 6/25/2057	2,520,871	2,583,924
g,h	Series 2017-6A Class A1, 4.00%, 8/27/2057	1,353,053	1,375,845
	Sequoia Mortgage Trust CMO,
g,h	Series 2017-4 Class A4, 3.50%, 7/25/2047	1,706,439	1,710,438
g,h	Series 2017-5 Class A4, 3.50%, 8/25/2047	3,541,297	3,550,260
g,h	Verus Securitization Trust CMO, Series 2017-2A Class A1, 2.485%, 7/25/2047	3,112,123	3,090,799

			35,394,150

	STUDENT LOAN — 1.3%
g	Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	2,117,207	2,047,985
d,g	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.622% (LIBOR 1 Month + 1.75%), 12/26/2040	2,668,642	2,673,702
	SLM Student Loan Trust,
d	Series 2008-2 Class A3, 2.495% (LIBOR 3 Month + 0.75%), 4/25/2023	1,194,253	1,190,072
d	Series 2008-5 Class A4, 3.445% (LIBOR 3 Month + 1.70%), 7/25/2023	3,124,947	3,208,841
d	Series 2012-1 Class A3, 2.822% (LIBOR 1 Month + 0.95%), 9/25/2028	3,097,530	3,113,117
	SoFi Professional Loan Program, LLC,
g	Series 2014-A Class A2, 3.02%, 10/25/2027	1,096,801	1,093,697
d,g	Series 2014-B Class A1, 3.122% (LIBOR 1 Month + 1.25%), 8/25/2032	1,067,708	1,079,824

			14,407,238

	TOTAL ASSET BACKED SECURITIES (Cost $200,841,964)		198,973,780

	CORPORATE BONDS — 59.1%
	AUTOMOBILES & COMPONENTS — 1.2%
	Auto Components — 0.2%
g,j	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,060,000
	Automobiles — 0.3%
g,j	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	3,000,000	2,977,854
	Trading Companies & Distributors — 0.7%
g	International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,133,238

			13,171,092

	BANKS — 0.8%
	Banks — 0.8%
d	Capital One NA/Mclean VA, 2.611% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	3,004,594
h	Citizens Bank N.A./Providence RI, 3.252%, 3/29/2023	4,000,000	4,001,760
	Santander Holdings USA, Inc., 3.40%, 1/18/2023	2,000,000	1,953,610

			8,959,964

	CAPITAL GOODS — 2.5%
	Construction & Engineering — 0.6%
g	Zachry Holdings, Inc., 7.50%, 2/1/2020	6,310,000	6,357,325
	Machinery — 0.9%
g,j	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	3,125,000	3,265,625
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,132,000	2,129,335
	Nvent Finance Sarl,
g,j	3.95%, 4/15/2023	2,000,000	2,005,878
g,j	4.55%, 4/15/2028	3,000,000	3,013,839
	Trading Companies & Distributors — 1.0%
	Global Partners L.P. / GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	4,950,125
	LKQ Corp., 4.75%, 5/15/2023	6,045,000	6,014,775

			27,736,902

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	COMMERCIAL & PROFESSIONAL SERVICES — 2.0%
	Commercial Services & Supplies — 1.4%
g	ACCO Brands Corp., 5.25%, 12/15/2024	$3,000,000	$3,015,000
g	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	7,420,000	7,414,212
g	ServiceMaster Co., LLC, 5.125%, 11/15/2024	5,330,000	5,156,775
	Leisure Products — 0.2%
	Mattel, Inc., 2.35%, 8/15/2021	3,000,000	2,655,030
	Professional Services — 0.4%
	Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	3,945,079

			22,186,096

	CONSUMER DURABLES & APPAREL — 1.5%
	Commercial Services & Supplies — 0.2%
	RR Donnelley & Sons Co., 7.875%, 3/15/2021	2,000,000	2,074,900
	Leisure Products — 0.3%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	3,530,000	3,291,725
	Textiles, Apparel & Luxury Goods — 1.0%
g	Hanesbrands, Inc., 4.625%, 5/15/2024	5,000,000	4,893,750
g	Michael Kors USA, Inc., 4.00%, 11/1/2024	3,000,000	3,000,897
	Under Armour, Inc., 3.25%, 6/15/2026	3,500,000	3,086,252

			16,347,524

	CONSUMER SERVICES — 0.9%
	Hotels, Restaurants & Leisure — 0.7%
g	Aramark International Finance Sarl, 3.125%, 4/1/2025	500,000	638,936
	Aramark Services, Inc., 4.75%, 6/1/2026	5,000,000	4,837,500
g	Nathan’s Famous, Inc., 6.625%, 11/1/2025	2,500,000	2,512,500
	Transportation Infrastructure — 0.2%
	Mexico City Airport Trust,
g,j	3.875%, 4/30/2028	1,000,000	917,620
g,j	4.25%, 10/31/2026	842,000	810,425

			9,716,981

	DIVERSIFIED FINANCIALS — 9.3%
	Capital Markets — 2.6%
	Ares Capital Corp., 4.875%, 11/30/2018	9,000,000	9,087,992
g	Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,910,596
	FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,317,408
g	Genpact Luxembourg Sarl (Guaranty: Genpact Ltd.), 3.70%, 4/1/2022	3,000,000	2,944,034
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	2,923,013
	TPG Specialty Lending, Inc., 4.50%, 1/22/2023	2,500,000	2,500,705
	Consumer Finance — 1.6%
	Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,030,800
h	Citibank N.A., 2.189%, 2/12/2021	3,000,000	2,997,174
g	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,619,625
h	Wells Fargo Bank N.A., 1.975%, 1/15/2020	3,000,000	2,996,392
	Diversified Financial Services — 4.3%
	Bank of America Corp. MTN, 4.20%, 8/26/2024	3,200,000	3,250,162
d,j	Barclays plc, 3.333% (LIBOR 3 Month + 1.63%), 1/10/2023	4,000,000	4,098,120
j	Barclays PLC, 4.836%, 5/9/2028	4,000,000	3,933,434
g,j	BNP Paribas S.A., 3.375%, 1/9/2025	2,000,000	1,934,575
j	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.80%, 9/15/2022—6/9/2023	2,850,000	2,867,880
	Deutsche Bank AG,
h,j	2.56%, 1/22/2021	2,700,000	2,689,300
d,j	3.186% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,786,967
h	Goldman Sachs Group, Inc., 2.556%, 2/23/2023	4,000,000	3,984,410
h,j	Mizuho Financial Group, Inc., 2.815%, 3/5/2023	6,000,000	5,991,600
d	Morgan Stanley MTN, 3.145% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	3,077,009
d	Morgan Stanley, 2.675% (LIBOR 3 Month + 0.93%), 7/22/2022	3,000,000	3,011,370
j	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,000,000	2,118,626
g	TMX Finance, LLC / TitleMax Finance Corp., 8.50%, 9/15/2018	3,115,000	2,967,038
g,h,j	UBS Group Funding Switzerland AG) (Guaranty: UBS Group AG), 2.789%, 8/15/2023	4,000,000	4,021,883

Semi-Annual Report  |  11

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Insurance — 0.2%
d,g	AIG Global Funding, 2.788% (LIBOR 3 Month + 0.48%), 7/2/2020	$2,000,000	$2,002,155
f	Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	186,087	200,942
	Mortgage Real Estate Investment Trusts — 0.6%
	Healthcare Trust of America Holdings L.P. (Guaranty: Healthcare Trust of America, Inc.), 2.95%, 7/1/2022	3,000,000	2,934,820
	Senior Housing Properties Trust, 4.75%, 2/15/2028	4,000,000	3,919,058

			101,117,088

	ENERGY — 5.3%
	Energy Equipment & Services — 0.4%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	1,900,000	2,009,250
	Odebrecht Offshore Drilling Finance Ltd.,
g,j	6.72%, 12/1/2022	639,873	614,278
g,j	7.72%, 12/1/2026	1,929,738	559,624
e,g,j	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 4/30/2018	304,899	5,946
c,g,j,k	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,684,600	1,308,863
	Oil, Gas & Consumable Fuels — 4.9%
g	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	4,500,000	4,399,407
d	Energy Transfer Partners L.P., 4.791% (LIBOR 3 Month + 3.02%), 11/1/2066	1,200,000	1,056,000
g	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,835,541
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,885,254
g	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,239,135
g,j	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 3.00%, 9/21/2022	4,000,000	3,876,936
	HollyFrontier Corp., 5.875%, 4/1/2026	3,500,000	3,766,030
b,c,f,j,k	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	1,100,236	45,660
	Marathon Oil Corp., 3.85%, 6/1/2025	2,000,000	1,976,179
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,374,737
	Northwest Pipeline, LLC, 4.00%, 4/1/2027	2,000,000	1,941,952
g,j	QGOG Atlantic / Alaskan Rigs Ltd., 5.25%, 7/30/2019	337,500	329,062
c,k	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	18,140
g	Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,015,200
g,j	Sinopec Group Overseas Development 2017 Ltd. (Guaranty: China Petrochemical Corp.), 2.25%, 9/13/2020	4,000,000	3,911,220
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	1,179,750
e,h	Summit Midstream Partners LP, Series A, 9.50%, 12/15/2022	3,000,000	3,048,750
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,643,941
g	Texas Gas Transmission, LLC, 4.50%, 2/1/2021	940,000	959,143
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	3,600,000	4,429,632

			57,429,630

	FOOD & STAPLES RETAILING — 0.9%
	Food & Staples Retailing — 0.9%
g,j	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	2,000,000	1,939,016
g	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,708,226
	Ingles Markets, Inc., 5.75%, 6/15/2023	4,500,000	4,498,650

			10,145,892

	FOOD, BEVERAGE & TOBACCO — 2.4%
	Beverages — 0.6%
g,j	Central American Bottling Corp., 5.75%, 1/31/2027	5,000,000	5,132,550
g,j	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	1,000,000	971,564
	Food Products — 1.2%
	B&G Foods, Inc., 5.25%, 4/1/2025	2,000,000	1,863,100
g,j	Barry Callebaut Services N.V., 5.50%, 6/15/2023	4,000,000	4,270,000
g,j	BRF S.A., 4.75%, 5/22/2024	4,650,000	4,291,997
g	Pilgrim’s Pride Corp., 5.875%, 9/30/2027	3,000,000	2,826,900
	Tobacco — 0.6%
d,g,j	BAT Capital Corp., 2.423% (LIBOR 3 Month + 0.59%), 8/14/2020	2,500,000	2,507,838
g	Vector Group Ltd., 6.125%, 2/1/2025	4,000,000	4,000,000

			25,863,949

	HEALTHCARE EQUIPMENT & SERVICES — 2.6%
	Health Care Equipment & Supplies — 0.3%
g	Hologic, Inc., 4.375%, 10/15/2025	3,000,000	2,895,000

12  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Providers & Services — 2.3%
	Anthem, Inc.,
	2.50%, 11/21/2020	$2,000,000	$1,966,111
	3.35%, 12/1/2024	1,000,000	970,863
d	CVS Health Corp., 2.687% (LIBOR 3 Month + 0.63%), 3/9/2020	2,000,000	2,007,500
	DaVita, Inc.,
	5.00%, 5/1/2025	3,450,000	3,334,598
	5.125%, 7/15/2024	1,000,000	976,250
	HCA, Inc.,
	4.50%, 2/15/2027	1,475,000	1,423,375
	4.75%, 5/1/2023	1,735,000	1,754,519
	5.25%, 4/15/2025	1,520,000	1,553,744
	6.50%, 2/15/2020	2,000,000	2,097,500
	LifePoint Health, Inc., 5.375%, 5/1/2024	4,000,000	3,910,000
	WellCare Health Plans, Inc., 5.25%, 4/1/2025	5,000,000	5,018,750

			27,908,210

	HOUSEHOLD & PERSONAL PRODUCTS — 1.1%
	Household Products — 0.3%
	Central Garden & Pet Co., 5.125%, 2/1/2028	2,469,000	2,345,550
g	Prestige Brands, Inc., 6.375%, 3/1/2024	1,000,000	1,025,000
	Personal Products — 0.8%
	Edgewell Personal Care Co., 4.70%, 5/19/2021—5/24/2022	6,000,000	5,845,000
g	First Quality Finance Co., Inc., 5.00%, 7/1/2025	3,000,000	2,872,500

			12,088,050

	INSURANCE — 3.2%
	Insurance — 3.2%
g	Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,720,680
g,j	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,735,206
j	Enstar Group Ltd., 4.50%, 3/10/2022	2,000,000	2,009,011
d,g	Jackson National Life Global Co., 3.022% (LIBOR 3 Month + 0.73%), 6/27/2022	4,000,000	4,045,480
	Kemper Corp., 4.35%, 2/15/2025	4,290,000	4,293,273
g,j	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,083,652
	Mercury General Corp., 4.40%, 3/15/2027	4,000,000	4,001,708
d,g	Metropolitan Life Global Funding I, 2.471% (LIBOR 3 Month + 0.40%), 6/12/2020	2,000,000	2,008,713
g	National Life Insurance Co., 10.50%, 9/15/2039	1,000,000	1,620,731
	Reinsurance Group of America, Inc., 3.95%, 9/15/2026	990,000	979,881
g	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	1,986,036

			35,484,371

	MATERIALS — 4.0%
	Chemicals — 2.3%
d,g	Chevron Phillips Chemical Co., LLC, 2.523% (LIBOR 3 Month + 0.75%), 5/1/2020	4,000,000	4,024,081
g,j	Consolidated Energy Finance S.A., 6.75%, 10/15/2019	5,194,000	5,252,433
g,j	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	4,170,000	4,253,400
	NOVA Chemicals Corp.,
g,j	4.875%, 6/1/2024	1,500,000	1,436,250
g,j	5.25%, 6/1/2027	4,000,000	3,800,000
g,j	OCP S.A., 5.625%, 4/25/2024	4,710,000	4,969,050
	Valvoline, Inc., 4.375%, 8/15/2025	1,000,000	971,250
	Containers & Packaging — 0.8%
	Ball Corp.,
	4.375%, 12/15/2020	2,000,000	2,032,500
	4.875%, 3/15/2026	1,500,000	1,503,900
	Graphic Packaging International, LLC, 4.125%, 8/15/2024	3,225,000	3,168,562
	Silgan Holdings, Inc., 4.75%, 3/15/2025	2,000,000	1,940,000
	Metals & Mining — 0.3%
g	International Wire Group, Inc., 10.75%, 8/1/2021	3,200,000	3,024,000
	Paper & Forest Products — 0.6%
g	Neenah, Inc., 5.25%, 5/15/2021	7,075,000	7,181,125

			43,556,551

Semi-Annual Report  |  13

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	MEDIA — 2.6%
	Media — 2.6%
	Altice France S.A.,
g,j	6.00%, 5/15/2022	$1,500,000	$1,466,220
g,j	7.375%, 5/1/2026	1,005,000	957,263
g	Cable One, Inc., 5.75%, 6/15/2022	5,000,000	5,100,000
g	Cox Communications, Inc., 3.15%, 8/15/2024	1,950,000	1,870,082
	CSC Holdings, LLC,
g	5.375%, 2/1/2028	2,000,000	1,889,180
g	5.50%, 4/15/2027	1,825,000	1,747,437
	Live Nation Entertainment, Inc. 5.625%, 3/15/2026	1,000,000	1,012,500
b,l	Mood Media Borrower, LLC / Mood Media Co-Issuer, Inc., 14.00%, 7/1/2024	2,081,333	2,070,926
g	Sirius XM Radio, Inc., 3.875%, 8/1/2022	5,000,000	4,790,000
g,j	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	3,825,000
g,j	Virgin Media Secured Finance plc, 5.50%, 8/15/2026	4,000,000	3,887,480

			28,616,088

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.0%
	Pharmaceuticals — 0.0%
a,b,c,k	Atlas U.S. Royalty, LLC Participation Rights, 3/15/2027	5,450,000	0

			0

	REAL ESTATE — 1.1%
	Equity Real Estate Investment Trusts — 1.1%
	Crown Castle International Corp., 3.20%, 9/1/2024	1,000,000	958,792
	EPR Properties, 5.25%, 7/15/2023	5,000,000	5,227,073
	Hospitality Properties Trust, 4.95%, 2/15/2027	2,850,000	2,898,761
g	Iron Mountain, Inc., 5.25%, 3/15/2028	2,000,000	1,882,500
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,527,291

			12,494,417

	RETAILING — 0.6%
	Internet & Direct Marketing Retail — 0.6%
	Amazon.com, Inc., 5.20%, 12/3/2025	2,830,000	3,153,918
	Booking Holdings, Inc., 2.75%, 3/15/2023	2,000,000	1,930,042
	Zillow Group, Inc., 2.00%, 12/1/2021	1,000,000	1,208,631

			6,292,591

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.6%
	Semiconductors & Semiconductor Equipment — 0.6%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375%, 1/15/2020	1,000,000	986,047
	3.00%, 1/15/2022	1,000,000	981,246
	3.625%, 1/15/2024	1,000,000	983,730
g	Sensata Technologies B.V., 5.00%, 10/1/2025	3,530,000	3,477,050

			6,428,073

	SOFTWARE & SERVICES — 3.6%
	Information Technology Services — 1.3%
g	Alliance Data Systems Corp., 5.375%, 8/1/2022	4,190,000	4,190,000
	American Express Co.,
	3.00%, 10/30/2024	1,500,000	1,440,235
	3.40%, 2/27/2023	1,200,000	1,195,952
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC),
	3.30%, 8/14/2020	1,975,000	1,986,071
	4.00%, 6/15/2025	1,590,000	1,624,476
h	Western Union Co., 2.704% (LIBOR 3 Month + 0.80%), 5/22/2019	3,500,000	3,510,896
	Internet Software & Services — 0.3%
j	Baidu, Inc., 3.875%, 9/29/2023	3,800,000	3,797,423
	Software — 2.0%
	Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,352,373
	Citrix Systems, Inc., 4.50%, 12/1/2027	3,000,000	2,980,247
	Dun & Bradstreet, Inc., 4.25%, 6/15/2020	4,185,000	4,232,793

14  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
g	j2 Cloud Services, LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/2025	$2,000,000	$2,047,500
	MSCI, Inc.,
g	5.25%, 11/15/2024	2,625,000	2,680,125
g	5.75%, 8/15/2025	2,000,000	2,089,400
g,j	Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,414,454
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	1,945,324

			39,487,269

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.9%
	Communications Equipment — 1.0%
	Anixter, Inc. (Guaranty: Anixter International, Inc.), 5.125%, 10/1/2021	6,395,000	6,554,875
	Motorola Solutions, Inc., 4.60%, 2/23/2028	1,429,000	1,438,421
j	Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	3,490,000	3,464,939
	Electronic Equipment, Instruments & Components — 1.2%
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	1,888,781
	Tech Data Corp., 4.95%, 2/15/2027	4,000,000	4,009,968
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	6,796,195
	Office Electronics — 0.7%
	CDW, LLC / CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	1,990,000
	Lexmark International, Inc., 7.125%, 3/15/2020	1,797,000	1,366,349
	Pitney Bowes, Inc.,
	4.125%, 5/15/2022	1,000,000	945,000
	4.70%, 4/1/2023	4,000,000	3,750,000

			32,204,528

	TELECOMMUNICATION SERVICES — 3.9%
	Diversified Telecommunication Services — 2.0%
	AT&T, Inc., 3.90%, 3/11/2024	2,395,000	2,412,189
g,j	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	5,397,813
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,966,725
g	Unison Ground Lease Funding, LLC, 5.78%, 3/15/2043	1,920,000	1,923,384
d	Verizon Communications, Inc., 3.145% (LIBOR 3 Month + 1.00%), 3/16/2022	2,500,000	2,547,785
g,j	Videotron Ltd., 5.375%, 6/15/2024	6,000,000	6,195,000
	Wireless Telecommunication Services — 1.9%
j	America Movil SAB de C.V., 6.45%, 12/5/2022	120,000,000	6,097,426
	MTN Mauritius Investment Ltd.,
g,j	4.755%, 11/11/2024	4,125,000	3,954,844
g,j	5.373%, 2/13/2022	3,450,000	3,480,187
	WCP Issuer, LLC,
f	6.657%, 8/15/2043	386,000	406,523
f	7.143%, 8/15/2043	6,000,000	6,372,360

			42,754,236

	TRANSPORTATION — 2.8%
	Airlines — 2.1%
	American Airlines 2013-2 Class A Pass Through Trust, 4.95%, 7/15/2024	2,093,661	2,177,407
g	American Airlines Pass Through Trust, Series 2013-2 Class B, 5.60%, 1/15/2022	10,151,786	10,403,453
	Continental Airlines Pass Through Trust Series ERJ1, Series 2005-ERJ1, 9.798%, 10/1/2022	3,173,153	3,367,508
g,j	Guanay Finance Ltd., 6.00%, 12/15/2020	3,491,585	3,562,617
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	1,160,732	1,251,734
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,453,715	1,570,012
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	613,848	652,597
	Diversified Consumer Services — 0.7%
	Graham Holdings Co., 7.25%, 2/1/2019	2,100,000	2,161,950
g	Laureate Education, Inc., 8.25%, 5/1/2025	5,000,000	5,362,500

			30,509,778

	UTILITIES — 3.3%
	Electric Utilities — 2.8%
	Avangrid, Inc., 3.15%, 12/1/2024	3,000,000	2,912,428
	CMS Energy Corp., 8.75%, 6/15/2019	667,000	709,576
g	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,140,123

Semi-Annual Report  |  15

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
g,j,m	Enel Finance International N.V. (Guaranty: Enel S.p.A), 2.75%, 4/6/2023	$3,000,000	$2,899,014
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	2,933,451
g	Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	4,080,924
g	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	1,351,798	1,392,127
	PNM Resources, Inc., 3.25%, 3/9/2021	2,000,000	1,997,938
	Puget Energy, Inc.,
	5.625%, 7/15/2022	2,500,000	2,687,187
	6.50%, 12/15/2020	2,000,000	2,157,321
h	Sempra Energy, 1.959% (LIBOR 3 Month + 0.25%), 7/15/2019	3,000,000	3,000,108
g,j	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75%, 5/7/2019	4,000,000	3,991,649
	Gas Utilities — 0.5%
	NGL Energy Partners L.P. / NGL Energy Finance Corp., 6.875%, 10/15/2021	3,000,000	2,992,500
g,j	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	2,000,000	1,997,500

			35,891,846

	TOTAL CORPORATE BONDS (Cost $658,482,060)		646,391,126

	CONVERTIBLE BONDS — 2.2%

	DIVERSIFIED FINANCIALS — 0.7%
	Consumer Finance — 0.7%
	EZCORP, Inc., 2.125%, 6/15/2019	7,404,000	7,784,603

			7,784,603

	FOOD, BEVERAGE & TOBACCO — 0.2%
	Tobacco — 0.2%
h	Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,479,534

			2,479,534

	MEDIA — 0.9%
	Media — 0.9%
a	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	9,900,000

			9,900,000

	REAL ESTATE — 0.4%
	Equity Real Estate Investment Trusts — 0.4%
	VEREIT, Inc., 3.00%, 8/1/2018	3,890,000	3,890,000

			3,890,000

	TOTAL CONVERTIBLE BONDS (Cost $22,392,878)		24,054,137

	MUNICIPAL BONDS — 0.6%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	2,150,761
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,234,930
a	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	340,000	343,465
	San Bernardino County Redevelopment Agency Successor Agency, 8.45%, 9/1/2030	1,000,000	1,098,000

	TOTAL MUNICIPAL BONDS (Cost $6,248,539)		6,827,156

	OTHER GOVERNMENT — 0.7%
	Mexican Bonos, Series M, 4.75%, 6/14/2018	77,700,000	4,244,224
d,g,j	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.259% (LIBOR 6 Month + 1.00%), 9/11/2019	3,300,000	3,281,940

	TOTAL OTHER GOVERNMENT (Cost $8,582,683)		7,526,164

	MORTGAGE BACKED — 0.8%
h,n	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.085%, 3/25/2026	37,041,705	2,485,554
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Series 2017-4 Class HT, 2.25%, 6/25/2057	1,913,766	1,868,221
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	776,051	781,128
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	1,727	1,831
	Federal National Mtg Assoc., Pool AS9733, 4.00%, 6/1/2047	2,854,410	2,954,984
b,f	Reilly 1997 A Mtg 1, 6.896%, 7/1/2020	145,047	145,047

	TOTAL MORTGAGE BACKED (Cost $8,352,762)		8,236,765

16  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	LOAN PARTICIPATIONS — 5.1%
	COMMERCIAL & PROFESSIONAL SERVICES — 0.6%
	Professional Services — 0.6%
o	Harland Clarke Holdings Corp., 7.052% (LIBOR 3 Month + 4.75%), 11/3/2023	$3,777,844	$3,807,236
	RGIS Services, LLC
o	9.343% (LIBOR 1 Month + 7.50%), 3/31/2023	1,151,894	1,062,622
o	9.377% (LIBOR 1 Month + 7.50%), 3/31/2023	1,500,627	1,384,328
o	9.953% (LIBOR 1 Month + 7.50%), 3/31/2023	264,893	244,364

			6,498,550

	CONSUMER SERVICES — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
o	Hanjin International Corp., 4.234% (LIBOR 3 Month + 2.50%), 9/20/2020	3,500,000	3,510,955

			3,510,955

	DIVERSIFIED FINANCIALS — 0.5%
	Diversified Financial Services — 0.5%
o	Stena International Sarl, 5.31% (LIBOR 3 Month + 3.00%), 3/3/2021	5,155,200	4,932,908

			4,932,908

	ENERGY — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
o	Citgo Petroleum Corporation, 5.195% (LIBOR 3 Month + 3.50%), 7/29/2021	4,500,000	4,503,735
b,l	Malamute Energy, Inc., 1.50%, 11/22/2022	14,534	14,534

			4,518,269

	FOOD, BEVERAGE & TOBACCO — 0.1%
	Food Products — 0.1%
i	Wells Enterprises, Inc., 3/21/2025	1,000,000	1,010,000

			1,010,000

	HEALTHCARE EQUIPMENT & SERVICES — 0.3%
	Health Care Providers & Services — 0.3%
o	Prospect Medical Holdings, Inc., 7.188% (LIBOR 1 Month + 5.50%), 2/22/2024	3,644,500	3,644,500

			3,644,500

	HOUSEHOLD & PERSONAL PRODUCTS — 0.2%
	Household Products — 0.2%
o	Energizer Holdings, Inc., 3.688% (LIBOR 1 Month + 2.00%), 6/30/2022	2,474,619	2,476,673

			2,476,673

	MATERIALS — 0.3%
	Containers & Packaging — 0.3%
i	Crown Holdings, Inc., 1/18/2025 - 1/29/2025	2,500,000	2,751,025

			2,751,025

	MEDIA — 0.7%
	Media — 0.7%
o	ABG Intermediate Holdings, 10.052% (LIBOR 3 Month + 7.75%), 9/29/2025	3,000,000	3,033,750
i	Lamar Media Corporation, 2/16/2025	5,000,000	5,006,250

			8,040,000

	REAL ESTATE — 0.0%
	Real Estate Management & Development — 0.0%
o	DTZ US Borrower, LLC, 10.022% (LIBOR 3 Month + 8.25%), 11/4/2022	318,298	317,502

			317,502

Semi-Annual Report  |  17

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	RETAILING — 0.1%
	Specialty Retail — 0.1%
	Office Depot, Inc.
o	8.594% (LIBOR 1 Month + 7.00%), 11/8/2022	$250,000	$254,063
o	8.711% (LIBOR 1 Month + 7.00%), 11/8/2022	1,100,000	1,117,875
o	9.125% (LIBOR 1 Month + 7.00%), 11/8/2022	112,500	114,328

			1,486,266

	SOFTWARE & SERVICES — 0.6%
	Information Technology Services — 0.4%
o	Cypress Intermediate Holdings III, Inc., 8.627% (LIBOR 1 Month + 6.75%), 4/27/2025	1,000,000	1,014,500
o	NeuStar, Inc., 4.802% (LIBOR 3 Month + 2.50%), 1/8/2020	651,416	653,454
o	VeriFone Inc., 3.88% (LIBOR 1 Month + 2.00%), 1/31/2025	3,000,000	3,001,260
	Internet Software & Services — 0.2%
o	CareerBuilder, LLC, 9.052% (LIBOR 3 Month + 6.75%), 7/26/2023	1,950,000	1,940,250

			6,609,464

	TELECOMMUNICATION SERVICES — 0.5%
	Diversified Telecommunication Services — 0.5%
o	Colorado Buyer Inc, 9.03% (LIBOR 3 Month + 7.25%), 5/1/2025	3,000,000	2,998,140
o	Intelsat Jackson Holdings S.A., 6.456% (LIBOR 3 Month + 4.50%), 1/14/2024	2,000,000	2,051,420

			5,049,560

	TRANSPORTATION — 0.5%
	Airlines — 0.1%
a,b,c,k	OS Two, LLC, 12.00%, 12/15/2020	654,564	330,555
	Road & Rail — 0.4%
o	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., 4.072% (LIBOR 1 Month + 2.25%), 4/3/2022	4,471,225	4,472,611

			4,803,166

	TOTAL LOAN PARTICIPATIONS (Cost $55,670,937)		55,648,838

	SHORT-TERM INVESTMENTS — 11.6%
p	Thornburg Capital Management Fund	12,689,310	126,893,099

	TOTAL SHORT-TERM INVESTMENTS (Cost $126,893,099)		126,893,099

	TOTAL INVESTMENTS — 99.9% (Cost $1,104,040,899)		$1,091,734,723

	OTHER ASSETS LESS LIABILITIES — 0.1%		1,505,289

	NET ASSETS — 100.0%		$1,093,240,012

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2018

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Euro	SSB	Sell	1,463,800	6/21/2018	1,811,520	$3,759	$–

Net unrealized appreciation/depreciation						$3,759

*	Counterparty includes State Street Bank and Trust Company (“SSB”).

Footnote Legend

a	Illiquid Security.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

18  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $14,430,899, representing 1.32% of the Fund’s net assets. Additional information is as follows:

144A/RESTRICTED & ILLIQUID SECURITIES	ACQUISITION DATE	COST	MARKET VALUE	PERCENTAGE OF NET ASSETS
Centaur Funding Corp., 9.08%, 4/21/2020	1/22/2014	$2,908,487	$2,677,491	0.2%
Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	12/31/2008	180,437	200,942	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	1,100,236	45,660	0.0
WCP Issuer, LLC, 6.657%, 8/15/2043	6/23/2016	356,754	406,523	0.0
WCP Issuer, LLC, 7.143%, 8/15/2043	8/01/2013	6,000,000	6,372,360	0.6
Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	10/19/2012	3,000,000	3,139,338	0.3
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	2,000,000	1,000,000	0.1
Northwind Holdings, LLC, 2.786%, 12/01/2037	1/29/2010	406,093	443,538	0.0
Reilly 1997 A Mtg 1, 6.896%, 7/01/2020	3/07/2013	146,673	145,047	0.0

g	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $495,957,018, representing 45.37% of the Fund’s net assets.
h	Variable rate coupon, rate shown as of March 31, 2018.
i	When-issued security.
j	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
k	Bond in default.
l	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2018.
m	Segregated as collateral for a when-issued security.
n	Interest Only.
o	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2018.
p	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SPV	Special Purpose Vehicle
VA	Veterans Affairs

See notes to financial statements.

Semi-Annual Report  |  19

Statement of Assets and Liabilities

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $977,147,800)	$964,841,624
Non-controlled affiliated issuer (cost $126,893,099)	126,893,099
Cash denominated in foreign currency (cost $1,226,750)	1,230,450
Receivable for investments sold	3,254,291
Receivable for fund shares sold	7,059,561
Unrealized appreciation on forward currency contracts (Note 7)	3,759
Dividends receivable	427,628
Dividend and interest reclaim receivable	5,554
Interest receivable	9,962,248
Prepaid expenses and other assets	88,705

Total Assets	1,113,766,919

LIABILITIES

Payable for investments purchased	11,229,158
Payable for fund shares redeemed	7,100,224
Payable to investment advisor and other affiliates (Note 4)	746,464
Accounts payable and accrued expenses	1,086,660
Dividends payable	364,401

Total Liabilities	20,526,907

NET ASSETS	$1,093,240,012

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(1,900,722)
Net unrealized depreciation on investments	(12,299,770)
Accumulated net realized gain (loss)	(30,500,426)
Net capital paid in on shares of beneficial interest	1,137,940,930

$1,093,240,012

20  |  Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($210,533,751 applicable to 18,004,506 shares of beneficial interest outstanding - Note 5)	$11.69

Maximum sales charge, 4.50% of offering price	0.55

Maximum offering price per share	$12.24

Class C Shares:
Net asset value and offering price per share* ($185,066,963 applicable to 15,852,988 shares of beneficial interest outstanding - Note 5)	$11.67

Class I Shares:
Net asset value, offering and redemption price per share ($675,602,009 applicable to 57,915,722 shares of beneficial interest outstanding - Note 5)	$11.67

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,292,408 applicable to 196,154 shares of beneficial interest outstanding - Note 5)	$11.69

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,654,565 applicable to 227,249 shares of beneficial interest outstanding - Note 5)	$11.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($7,289,004 applicable to 624,740 shares of beneficial interest outstanding - Note 5)	$11.67

Class R6 Shares:
Net asset value, offering and redemption price per share ($9,801,312 applicable to 837,609 shares of beneficial interest outstanding - Note 5)	$11.70

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  21

Statement of Operations

Thornburg Strategic Income Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $13,147)	$972,782
Non-controlled affiliated issuer	984,038
Interest income (net of premium amortized of $738,196)	22,061,218

Total Income	24,018,038

EXPENSES

Investment advisory fees (Note 4)	3,800,062
Administration fees (Note 4)
Class A Shares	125,353
Class C Shares	108,774
Class I Shares	196,963
Class R3 Shares	1,401
Class R4 Shares	1,551
Class R5 Shares	2,095
Class R6 Shares	252
Distribution and service fees (Note 4)
Class A Shares	279,867
Class C Shares	972,667
Class R3 Shares	6,232
Class R4 Shares	3,465
Transfer agent fees
Class A Shares	118,952
Class C Shares	104,990
Class I Shares	291,129
Class R3 Shares	6,494
Class R4 Shares	5,855
Class R5 Shares	6,492
Class R6 Shares	182
Registration and filing fees
Class A Shares	7,763
Class C Shares	7,094
Class I Shares	10,296
Class R3 Shares	6,757
Class R4 Shares	7,373
Class R5 Shares	6,757
Class R6 Shares	7,555
Custodian fees (Note 2)	94,815
Professional fees	46,876
Trustee and officer fees (Note 4)	24,379
Other expenses	57,535

Total Expenses	6,309,976

Less:
Expenses reimbursed by investment advisor (Note 4)	(421,924)
Investment advisory fees waived by investment advisor (Note 4)	(610,423)

Net Expenses	5,277,629

Net Investment Income	$18,740,409

22  |  Semi-Annual Report

Statement of Operations, Continued

Thornburg Strategic Income Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$3,973,865
Forward currency contracts (Note 7)	14,370
Foreign currency transactions	(62,529)

3,925,706

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(19,630,935)
Forward currency contracts (Note 7)	13,826
Foreign currency translations	65

(19,617,044)

Net Realized and Unrealized Loss	(15,691,338)

Net Increase in Net Assets Resulting from Operations	$3,049,071

See notes to financial statements.

Semi-Annual Report  |  23

Statements of Changes in Net Assets

Thornburg Strategic Income Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$18,740,409	$38,738,362
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	3,925,706	(8,083,486)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(19,617,044)	25,868,234

Net Increase in Net Assets Resulting from Operations	3,049,071	56,523,110

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(3,017,325)	(7,693,979)
Class C Shares	(1,957,818)	(5,690,905)
Class I Shares	(10,033,490)	(19,277,454)
Class R3 Shares	(32,166)	(85,292)
Class R4 Shares	(36,056)	(85,574)
Class R5 Shares	(107,194)	(208,615)
Class R6 Shares**	(9,558)	(5)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(19,962,465)	(55,984,696)
Class C Shares	(18,042,869)	(72,453,957)
Class I Shares	62,237,397	127,943,899
Class R3 Shares	(347,085)	(215,525)
Class R4 Shares	(86,417)	(504,525)
Class R5 Shares	1,078,572	(1,030,788)
Class R6 Shares**	9,811,732	255

Net Increase in Net Assets	22,544,329	21,235,949

NET ASSETS

Beginning of Period	1,070,695,683	1,049,459,734

End of Period	$1,093,240,012	$1,070,695,683

Distribution in excess of net investment income	$(1,900,722)	$(5,447,524)

* Unaudited.

** Class R6 Shares commenced operations on April 10, 2017.

See notes to financial statements.

24  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

Semi-Annual Report  |  25

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2018, $14,534 of the $42,591 par commitment had been funded. The maturity date is November 22, 2022.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

26  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

Cost of investments for tax purposes	$1,104,040,899

Gross unrealized appreciation on a tax basis	14,038,293
Gross unrealized depreciation on a tax basis	(26,344,469)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(12,306,176)

At March 31, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $6,524,340. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,012,053. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $33,422,715 (of which $0 are short-term and $33,422,715 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Semi-Annual Report  |  27

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

28  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Corporate Bonds	$646,391,126	$–	$644,274,540	$2,116,586
Convertible Bonds	24,054,137	–	24,054,137	–
Asset Backed Securities	198,973,780	–	188,363,782	10,609,998
Mortgage Backed	8,236,765	–	8,091,718	145,047
Preferred Stock(a)	17,174,765	656,768	13,474,991	3,043,006
Common Stock(a)	8,893	–	–	8,893
Loan Participations	55,648,838	–	55,303,749	345,089
Municipal Bonds	6,827,156	–	6,827,156	–
Other Government	7,526,164	–	7,526,164	–
Short Term Investment	126,893,099	126,893,099	–	–

Total Investments in Securities	$1,091,734,723	$127,549,867	$947,916,237	$16,268,619	(b)

Other Financial Instruments**
Forward Currency Contracts	$3,759	$3,759	$–	$–

(a)	At March 31, 2018, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $9,622,500 in Banks, $3,051,899 in Energy, $1,175,000 in Miscellaneous, and $2,677,491 Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Semi-Annual Report  |  29

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE AT MARCH 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Common Stock	$8,893	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$10.50/(N/A)

Asset-Backed Securities	5,503,859	Cost basis	Cost basis	$99.99/(3.3%)

	5,106,139	Discounted cash flows	Third party vendor projection of discounted cash flows	2.7%-5.7%/(3.44%)

Corporate Bond	45,660	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$4.15/(N/A)

	2,070,926	Cost basis	Cost basis	$100.00/(N/A)

Loan Participations	330,555	Discounted cash flows	Third party vendor projection of discounted cash flows	25.0%/(N/A)

	14,534	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$100.00/(N/A)

Mortgage Backed	145,047	Unadjusted broker quote	Unadjusted broker quote	$100.00/(N/A)

Preferred Stock	3,043,006	Unadjusted broker quote	Unadjusted broker quote	$9.49/(N/A)

Total	$16,268,619

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	MORTGAGE BACKED	LOAN PARTICIPATIONS	TOTAL(e)
Beginning Balance 9/30/2017	$8,893	$2,543,121	$7,008,072	$2,045,660	$188,343	$545,640	$12,339,729
Accrued Discounts (Premiums)	–	–	1,662	–	(365)	–	1,297
Net Realized Gain (Loss)(a)	–	–	23,562	–	(549)	–	23,013
Gross Purchases	–	3,109,509	5,499,938	81,333	–	55	8,690,835
Gross Sales	–	(2,609,497)	(1,855,506)	–	(43,296)	(18,644)	(4,526,943)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	(127)	(67,730)	(10,407)	914	(181,962)	(259,312)
Transfers into Level 3(d)	–	–	–	–	–	–	–
Transfers out of Level 3(d)	–	–	–	–	–	–	–

Ending Balance 3/31/2018	$8,893	$3,043,006	$10,609,998	$2,116,586	$145,047	$345,089	$16,268,619

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $(244,969). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 1.49% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

30  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.750%

Next $500 million	0.675

Next $500 million	0.625

Next $500 million	0.575

Over $2 billion	0.500

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.706% of the Fund’s average net assets (before applicable management fee waiver of $610,423).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $12,757 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,541 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually waived Fund level investment advisory fees of $610,423. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $59,980 for Class C shares, $317,485 for Class I shares, $13,215 for Class R3 shares, $9,728 for Class R4 shares, $13,495 for Class R5 shares, and $8,021 for Class R6 shares.

Semi-Annual Report  |  31

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.27%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT

Thornburg Capital Management Fund	$119,020,538	$167,960,601	$(160,088,040)	$–	$–	$126,893,099	$984,038	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,506,737	$17,763,486	4,853,150	$56,589,297
Shares issued to shareholders in reinvestment of dividends	235,377	2,772,234	608,305	7,110,704
Shares repurchased	(3,436,887)	(40,498,185)	(10,269,851)	(119,684,697)

Net decrease	(1,694,773)	$(19,962,465)	(4,808,396)	$(55,984,696)

Class C Shares
Shares sold	811,215	$9,543,750	1,477,872	$17,155,384
Shares issued to shareholders in reinvestment of dividends	150,482	1,769,687	431,435	5,035,580
Shares repurchased	(2,494,965)	(29,356,306)	(8,139,965)	(94,644,921)

Net decrease	(1,533,268)	$(18,042,869)	(6,230,658)	$(72,453,957)

Class I Shares
Shares sold	13,902,246	$163,350,490	23,950,880	$278,540,691
Shares issued to shareholders in reinvestment of dividends	709,152	8,331,485	1,399,591	16,342,095
Shares repurchased	(9,317,880)	(109,444,578)	(14,342,119)	(166,938,887)

Net increase	5,293,518	$62,237,397	11,008,352	$127,943,899

Class R3 Shares
Shares sold	58,852	$693,610	70,158	$814,706
Shares issued to shareholders in reinvestment of dividends	1,151	13,553	3,015	35,213
Shares repurchased	(89,505)	(1,054,248)	(91,558)	(1,065,444)

Net decrease	(29,502)	$(347,085)	(18,385)	$(215,525)

32  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	34,113	$402,262	73,696	$851,251
Shares issued to shareholders in reinvestment of dividends	2,259	26,577	5,060	59,147
Shares repurchased	(43,719)	(515,256)	(122,542)	(1,414,923)

Net decrease	(7,347)	$(86,417)	(43,786)	$(504,525)

Class R5 Shares
Shares sold	271,865	$3,196,240	247,053	$2,875,564
Shares issued to shareholders in reinvestment of dividends	8,311	97,646	15,463	180,494
Shares repurchased	(188,197)	(2,215,314)	(353,105)	(4,086,846)

Net increase (decrease)	91,979	$1,078,572	(90,589)	$(1,030,788)

Class R6 Shares*
Shares sold	837,561	$9,811,435	22	$250
Shares issued to shareholders in reinvestment of dividends	37	431	–	5
Shares repurchased	(11)	(134)	–	–

Net increase	837,587	$9,811,732	22	$255

* The effective date of this class of shares was April 10, 2017.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $251,359,004 and $190,102,617, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2018 was $2,538,225.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

Semi-Annual Report | 33

Semi-Annual Report  |  33

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

The outstanding forward currency contracts in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2018 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$3,759

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$0

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2018 is $3,759, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$14,370	$14,370

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$13,826	$13,826

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

34  |  Semi-Annual Report

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Semi-Annual Report  |  35

Financial Highlights

Thornburg Strategic Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$11.82	0.20	(0.17)	0.03	(0.16)	–	(0.16)	$11.69
2017(b)	$11.56	0.42	0.20	0.62	(0.36)	–	(0.36)	$11.82
2016(b)	$11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$11.56
2015(b)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22
2014(b)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19

CLASS C SHARES

2018(c)	$11.81	0.16	(0.18)	(0.02)	(0.12)	–	(0.12)	$11.67
2017	$11.55	0.35	0.19	0.54	(0.28)	–	(0.28)	$11.81
2016	$11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$11.55
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17

CLASS I SHARES

2018(c)	$11.80	0.22	(0.17)	0.05	(0.18)	–	(0.18)	$11.67
2017	$11.54	0.47	0.19	0.66	(0.40)	–	(0.40)	$11.80
2016	$11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$11.54
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17

CLASS R3 SHARES

2018(c)	$11.82	0.19	(0.17)	0.02	(0.15)	–	(0.15)	$11.69
2017	$11.55	0.42	0.20	0.62	(0.35)	–	(0.35)	$11.82
2016	$11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$11.55
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19

CLASS R4 SHARES

2018(c)	$11.82	0.19	(0.18)	0.01	(0.15)	–	(0.15)	$11.68
2017	$11.56	0.41	0.20	0.61	(0.35)	–	(0.35)	$11.82
2016	$11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$11.56
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21
2014(f)	$12.00	0.35	0.17	0.52	(0.34)	–	(0.34)	$12.18

CLASS R5 SHARES

2018(c)	$11.80	0.22	(0.17)	0.05	(0.18)	–	(0.18)	$11.67
2017	$11.54	0.47	0.19	0.66	(0.40)	–	(0.40)	$11.80
2016	$11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$11.54
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16

CLASS R6 SHARES

2018(c)	$11.85	0.22	(0.18)	0.04	(0.19)	–	(0.19)	$11.70
2017(g)	$11.63	0.33	0.13	0.46	(0.24)	–	(0.24)	$11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2014.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Net Assets at End of Year was less than $1,000.
+	Based on weighted average shares outstanding.

See notes to financial statements.

36  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Strategic Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

3.35	(d)	1.11	(d)	1.11	(d)	1.22	(d)	0.24	20.27	$210,534
3.61		1.17		1.17		1.25		5.41	44.74	$232,938
4.12		1.24		1.24		1.24		6.70	29.48	$283,398
4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
4.30		1.22		1.22		1.24		6.79	51.20	$392,604
5.44		1.25		1.25		1.27		5.79	76.47	$251,106

2.66	(d)	1.80	(d)	1.80	(d)	1.97	(d)	(0.19)	20.27	$185,067
2.98		1.80		1.80		1.99		4.76	44.74	$205,253
3.56		1.80		1.80		1.99		6.20	29.48	$272,691
3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
3.73		1.80		1.80		1.98		6.27	51.20	$348,334
4.88		1.80		1.80		2.02		5.21	76.47	$237,177

3.77	(d)	0.69	(d)	0.69	(d)	0.90	(d)	0.45	20.27	$675,602
4.02		0.75		0.75		0.92		5.85	44.74	$620,780
4.45		0.91		0.91		0.91		7.15	29.48	$480,143
4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
4.60		0.90		0.90		0.90		7.15	51.20	$552,182
5.75		0.94		0.94		0.94		6.21	76.47	$246,332

3.21	(d)	1.25	(d)	1.25	(d)	2.42	(d)	0.18	20.27	$2,292
3.65		1.12		1.12		2.58		5.49	44.74	$2,667
4.07		1.25		1.25		3.09		6.69	29.48	$2,819
3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
4.10		1.25		1.25		3.10		6.76	51.20	$3,049
5.19		1.25		1.25		32.64	(e)	5.78	76.47	$171

3.22	(d)	1.25	(d)	1.25	(d)	2.07	(d)	0.11	20.27	$2,655
3.52		1.25		1.25		2.30		5.35	44.74	$2,772
4.10		1.25		1.25		2.50		6.79	29.48	$3,218
4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
4.25	(d)	1.25	(d)	1.25	(d)	60.66	(d)(e)	4.29	51.20	$16

3.79	(d)	0.69	(d)	0.69	(d)	1.20	(d)	0.45	20.27	$7,289
4.03		0.74		0.74		1.36		5.84	44.74	$6,286
4.34		0.99		0.99		1.37		7.07	29.48	$7,191
4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
4.51		0.99		0.99		2.11		7.05	51.20	$2,565
5.68		0.99		0.99		227.33	(e)	6.07	76.47	$11

3.86	(d)	0.65	(d)	0.65	(d)	3.51	(d)	0.38	20.27	$9,801
5.83	(d)	0.00	(d)	0.00	(d)	200.66	(d)(e)	3.99	44.74	$–	(h)

Semi-Annual Reportt  |  37

Expense Example

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,002.40	$5.54
Hypothetical*	$1,000.00	$1,019.40	$5.59

CLASS C SHARES

Actual	$1,000.00	$998.10	$8.97
Hypothetical*	$1,000.00	$1,015.96	$9.05

CLASS I SHARES

Actual	$1,000.00	$1,004.50	$3.45
Hypothetical*	$1,000.00	$1,021.49	$3.48

CLASS R3 SHARES

Actual	$1,000.00	$1,001.80	$6.24
Hypothetical*	$1,000.00	$1,018.70	$6.29

CLASS R4 SHARES

Actual	$1,000.00	$1,001.10	$6.24
Hypothetical*	$1,000.00	$1,018.70	$6.29

CLASS R5 SHARES

Actual	$1,000.00	$1,004.50	$3.45
Hypothetical*	$1,000.00	$1,021.49	$3.48

CLASS R6 SHARES

Actual	$1,000.00	$1,003.80	$3.25
Hypothetical*	$1,000.00	$1,021.69	$3.28

†	Expenses are equal to the annualized expense ratio for each class (A: 1.11%; C: 1.80%; I: 0.69%; R3: 1.25%; R4: 1.25%; R5: 0.69%; R6: 0.65%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38  |  Semi-Annual Report

Other Information

Thornburg Strategic Income Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  39

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

40  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  41

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42  |  Semi-Annual Report

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Semi-Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1663

Semi-Annual Report

March 31, 2018

THORNBURG VALUE FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Value Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

May 3, 2018

Dear Fellow Shareholder:

Following a very strong first nine months of calendar year 2017, with Value Fund I shares returning 18.9% vs. the S&P 500 Index return of 14.2%, the Fund didn’t keep up during the most recent semi-annual period ended March 31, 2018. Over the six months, the Fund returned 2.4% vs. the S&P 500 Index return of 5.8%. Stock selection was the main driver of our relative underperformance in the period. Our large cash position of 8.0% on average also weighed on our return relative to that of the benchmark.

Over the period interest rates increased dramatically, and many of the “expensive defensive” investments that we’ve long avoided performed poorly. We’ve long had exposure to some of the largest technology companies in our consistent earner basket instead of traditional consumer staples or telecom investments. Given this positioning, we would have expected much better performance during the period.

But we had sold Amazon and Netflix, and trimmed other information technology investments, abiding by our valuation discipline. While these investments were never cheap by traditional valuation metrics such as share price-to-earnings, we have long used “sum-of-the-parts” valuation approaches for each to calculate our estimate of intrinsic value. Still, even against our most innovative valuation approaches, Amazon and Netflix had reached our price targets. These, and other information technology investments, were strong contributors to the index returns. Meanwhile, our information technology exposure was lower than that of the S&P 500 Index during the six months covered in this report, and performed worse.

The financials sector was another strong contributor to the index return during the period. Rising interest rates are good for banks, and the group benefited. While we were overweight financials, a few of our individual investments in the sector didn’t keep pace. In particular, investment firm Oaktree Capital lagged as a result of the counter-cyclical aspects of its investment approach.

A few individual investments were particularly painful during the period, and our contributors didn’t do enough to offset the detractors this time around. Our stock selection was strongest in the consumer staples and materials sectors, while our industrials exposures proved a drag.

Contributors

Warrior Met Coal, Inc. Strong commodity pricing for hard coking coal has provided significant cash flow upside for this company. A large cash return to shareholders also aided total return during the period.

U.S. Foods Holding Corp. Continued market share gains with independent restaurant customers, improved margins from higher sales of private-label products, and an intentional shift in customer mix toward higher-value independent customers allowed the company to grow operating income at a high single-digit rate.

Walmart, Inc. Walmart’s re-investment in its business (both in stores and online) continues to pay off. In particular, traffic in Walmart U.S.-based stores grew solidly throughout 2017.

JPMorgan Chase & Co. The passing of tax reform and higher interest rates have helped move the stock higher during the period.

TRI Pointe Homes, Inc. Strength in the construction and sale of single-family attached and detached homes continues, benefiting shares of California-based home builder TRI Pointe.

Detractors

ADT, Inc. Security monitoring company ADT was brought back to the public markets by its private equity owner Apollo Group. We like the long-term secular growth trend in household security monitoring in the U.S.; ADT’s leadership position in a very fragmented market; its sustained, strong competitive position despite significant cable and telecom provider attempts to gain share; and the predictable nature of a subscription-based revenue model. We don’t like the legacy controversy around this investment, mainly the short investor interest the company has attracted; management’s decision to disclose less data; and ADT’s hefty debt load. We worked with the underwriter on the initial public offering (IPO) to help set a price that was well below the original “range,” at which we believed the positives outweighed the negatives. So far that has not been our experience, and the stock broke its IPO price and has traded materially lower since. We are monitoring developments against our initial investment thesis closely.

General Electric Co. This diversified industrial and financial services conglomerate serves a wide variety of end markets globally, including power and water, aviation, oil and gas, health care, appliances and lighting, energy management, transportation, and finance. During the period, its share price declined on continued disappointment from its power segment and upcoming accounting restatement. We exited the position.

Expedia Group, Inc. The online travel platform’s fourth quarter earnings miss contributed to weakness in its share price during the period. We believe increased investment will lead to faster sales growth.

Oaktree Capital Group LLC The investment manager has had difficulty deploying capital in the current market environment. As a result, it is not yet earning management fees on some assets. We believe Oaktree will be particularly well positioned to deploy fresh capital in the case of a market correction.

Gilead Sciences, Inc. Earnings from this pharmaceutical company, a long-time Value Fund holding, declined due to the erosion of its hepatitis C revenues during the period. We continue to believe that growth in the company’s HIV business

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

over the coming years will more than justify the current stock price. Pipeline optionality should add further upside.

PURCHASES
ITT, Inc.	Basic Value
Evolent Health, Inc.	Emerging Franchise
ADT, Inc.	Basic Value
RPC Group plc	Consistent Earner
Teekay LNG Partners LP	Basic Value
Starbucks Corp.	Consistent Earner
CarMax, Inc.	Consistent Earner

SALES
Office Depot, Inc.	fundamental deterioration
Grand Canyon Education, Inc.	price target
General Electric Co.	fundamental deterioration
Intl Flavors and Fragrances	sold for more attractive opportunities
Phibro Animal Health Corp.	price target

We always have names that perform well and some that don’t during any short-term period. The good news is that this year’s increased volatility and a number of significant moves lower in individual stocks that we don’t own have left the team more excited about our investment priorities lists than we have been for a long time. We are constructive on the long-term investment opportunities created by the recent increase in stock market volatility.

Thank you for your continued trust and for investing alongside us in Thornburg Value Fund.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 10/2/95)
Without sales charge	12.38%	8.88%	13.35%	7.62%	9.90%

With sales charge	7.32%	7.22%	12.31%	7.13%	9.68%
Class C Shares (Incep: 10/2/95)
Without sales charge	11.53%	8.06%	12.50%	6.81%	9.06%

With sales charge	10.53%	8.06%	12.50%	6.81%	9.06%
Class I Shares (Incep: 11/2/98)	12.80%	9.30%	13.79%	8.04%	7.83%

Class R3 Shares (Incep: 7/1/03)	12.40%	8.91%	13.39%	7.62%	8.09%

Class R4 Shares (Incep: 2/1/07)	12.52%	9.02%	13.50%	7.74%	5.88%

Class R5 Shares (Incep: 2/1/05)	12.80%	9.31%	13.79%	8.02%	8.11%

S&P 500 Index (Since 10/2/95)	13.99%	10.78%	13.31%	9.50%	9.01%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.35%; C shares, 2.10%; I shares, 1.09%; R3 shares, 1.78%; R4 shares, 1.74%; R5 shares, 1.45%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Due to the Fund’s relatively small asset base, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

6  |  Semi-Annual Report

Fund Summary

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Thermo Fisher Scientific, Inc.	4.7%
JPMorgan Chase & Co.	4.4%
Gilead Sciences, Inc.	4.2%
US Foods Holding Corp.	4.2%
Alphabet, Inc.	3.6%
Assured Guaranty Ltd.	3.4%
RPC Group plc	3.0%
Medtronic plc	2.8%
Citigroup, Inc.	2.7%
Enterprise Products Partners L.P.	2.7%

SECTOR EXPOSURE

Information Technology	18.6%
Financials	17.4%
Health Care	15.8%
Consumer Discretionary	14.1%
Consumer Staples	9.3%
Energy	5.9%
Industrials	4.4%
Materials	4.1%
Telecommunication Services	2.6%
Utilities	1.3%
Real Estate	0.8%
Other Assets Less Liabilities	5.7%

TOP TEN INDUSTRY GROUPS

Pharmaceuticals, Biotechnology & Life Sciences	11.7%
Technology Hardware & Equipment	9.6%
Software & Services	9.0%
Banks	8.1%
Food & Staples Retailing	6.7%
Diversified Financials	5.9%
Energy	5.9%
Consumer Services	5.0%
Consumer Durables & Apparel	4.9%
Retailing	4.2%

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 94.3%

	BANKS — 8.1%
	Banks — 8.1%
	Citigroup, Inc.	391,156	$26,403,030
	Citizens Financial Group, Inc.	225,620	9,471,527
	JPMorgan Chase & Co.	382,211	42,031,744

			77,906,301

	CAPITAL GOODS — 1.0%
	Machinery — 1.0%
	ITT, Inc.	199,263	9,759,902

			9,759,902

	COMMERCIAL & PROFESSIONAL SERVICES — 1.8%
	Commercial Services & Supplies — 1.8%
	ADT, Inc.	2,164,261	17,162,590

			17,162,590

	CONSUMER DURABLES & APPAREL — 4.9%
	Household Durables — 2.4%
a	TRI Pointe Group, Inc.	1,384,811	22,752,445
	Leisure Products — 2.5%
	Acushnet Holdings Corp.	561,809	12,972,169
	Callaway Golf Co.	669,908	10,959,695

			46,684,309

	CONSUMER SERVICES — 5.0%
	Hotels, Restaurants & Leisure — 5.0%
	Aramark	377,512	14,934,375
	Domino’s Pizza Group plc	2,785,000	12,913,815
	Starbucks Corp.	355,700	20,591,473

			48,439,663

	DIVERSIFIED FINANCIALS — 5.9%
	Capital Markets — 3.7%
	Apollo Global Management, LLC Class A	449,130	13,303,231
	Oaktree Capital Group, LLC	555,021	21,978,831
	Mortgage Real Estate Investment Trusts — 2.2%
	PennyMac Mortgage Investment Trust	1,207,530	21,771,766

			57,053,828

	ENERGY — 5.9%
	Oil, Gas & Consumable Fuels — 5.9%
	Devon Energy Corp.	673,652	21,415,397
	Enterprise Products Partners L.P.	1,072,386	26,252,009
	Teekay LNG Partners L.P.	519,879	9,305,834

			56,973,240

	FOOD & STAPLES RETAILING — 6.7%
	Food & Staples Retailing — 6.7%
a	US Foods Holding Corp.	1,227,123	40,212,821
	Walmart, Inc.	272,621	24,255,090

			64,467,911

	FOOD, BEVERAGE & TOBACCO — 2.6%
	Food Products — 2.6%
a	Nomad Foods Ltd.	1,597,755	25,148,664

			25,148,664

	HEALTHCARE EQUIPMENT & SERVICES — 4.2%
	Health Care Equipment & Supplies — 2.8%
	Medtronic plc	334,237	26,812,492
	Health Care Technology — 1.4%
a	Evolent Health, Inc. Class A	921,635	13,133,299

			39,945,791

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	INSURANCE — 3.4%
	Insurance — 3.4%
	Assured Guaranty Ltd.	899,585	$32,564,977

			32,564,977

	MATERIALS — 4.1%
	Containers & Packaging — 3.0%
	RPC Group plc	2,674,747	29,015,660
	Metals & Mining — 1.1%
	Warrior Met Coal, Inc.	362,321	10,148,611

			39,164,271

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.7%
	Biotechnology — 6.6%
a	Alkermes plc	406,842	23,580,562
	Gilead Sciences, Inc.	533,439	40,215,966
	Life Sciences Tools & Services — 4.8%
	Thermo Fisher Scientific, Inc.	220,638	45,552,921
	Pharmaceuticals — 0.3%
a	Akorn, Inc.	165,574	3,097,890

			112,447,339

	REAL ESTATE — 0.8%
	Real Estate Management & Development — 0.8%
a	CBRE Group, Inc. Class A	153,398	7,243,454

			7,243,454

	RETAILING — 4.2%
	Internet & Direct Marketing Retail — 1.3%
	Expedia Group, Inc.	117,672	12,992,165
	Specialty Retail — 2.9%
a	CarMax, Inc.	30,966	1,918,034
a	O’Reilly Automotive, Inc.	104,162	25,767,596

			40,677,795

	SOFTWARE & SERVICES — 9.0%
	Information Technology Services — 1.3%
	Cognizant Technology Solutions Corp. Class A	153,844	12,384,442
	Internet Software & Services — 6.0%
a	Alphabet, Inc. Class C	33,858	34,934,346
a	Facebook, Inc. Class A	146,684	23,438,636
	Software — 1.7%
	Activision Blizzard, Inc.	239,145	16,132,722

			86,890,146

	TECHNOLOGY HARDWARE & EQUIPMENT — 9.6%
	Communications Equipment — 4.0%
a	ARRIS International plc	587,364	15,606,262
a	EchoStar Corp. Class A	166,700	8,796,759
a	Palo Alto Networks, Inc.	76,474	13,881,560
	Technology Hardware, Storage & Peripherals — 5.6%
	Apple, Inc.	141,048	23,665,033
	HP, Inc.	867,177	19,008,520
a	Pure Storage, Inc. Class A	555,167	11,075,582

			92,033,716

	TELECOMMUNICATION SERVICES — 2.5%
	Wireless Telecommunication Services — 2.5%
	China Mobile Ltd.	2,674,772	24,521,683

			24,521,683

	TRANSPORTATION — 1.6%
	Air Freight & Logistics — 1.6%
	United Parcel Service, Inc. Class B	151,101	15,814,231

			15,814,231

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	UTILITIES — 1.3%
	Electric Utilities — 1.3%
	Fortis, Inc.	363,537	$12,276,644

			12,276,644

	TOTAL COMMON STOCK (Cost $691,938,393)		907,176,455

	SHORT-TERM INVESTMENTS — 5.9%
b	Thornburg Capital Management Fund	5,666,897	56,668,972

	TOTAL SHORT-TERM INVESTMENTS (Cost $56,668,972)		56,668,972

	TOTAL INVESTMENTS — 100.2% (Cost $748,607,365)		$963,845,427

	LIABILITIES NET OF OTHER ASSETS — (0.2)%		(2,319,477)

	NET ASSETS — 100.0%		$961,525,950

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2018

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Great Britain Pound	SSB	Sell	11,193,200	5/8/2018	15,726,470	$27,623	$–
Great Britain Pound	SSB	Sell	3,607,400	5/8/2018	5,068,405	–	(17,450)
Great Britain Pound	SSB	Sell	3,714,300	5/8/2018	5,218,600	18,437	–
Euro	SSB	Sell	20,815,100	5/29/2018	25,712,484	103,569	–
Euro	SSB	Buy	1,170,700	5/29/2018	1,446,143	–	(6,957)

Total						$149,629	$(24,407)

Net unrealized appreciation/depreciation						$125,222

*	Counterparty includes State Street Bank and Trust Company (“SSB”).

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $691,938,393)	$907,176,455
Non-controlled affiliated issuer (cost $56,668,972)	56,668,972
Receivable for fund shares sold	698,672
Unrealized appreciation on forward currency contracts (Note 7)	149,629
Dividends receivable	933,968
Prepaid expenses and other assets	46,722

Total Assets	965,674,418

LIABILITIES

Payable for investments purchased	1,927,535
Payable for fund shares redeemed	932,504
Unrealized depreciation on forward currency contracts (Note 7)	24,407
Payable to investment advisor and other affiliates (Note 4)	960,721
Accounts payable and accrued expenses	303,301

Total Liabilities	4,148,468

NET ASSETS	$961,525,950

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(3,280,523)
Net unrealized appreciation on investments	215,364,497
Accumulated net realized gain (loss)	(207,396,860)
Net capital paid in on shares of beneficial interest	956,838,836

$961,525,950

Semi-Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($ 367,746,928 applicable to 5,541,591 shares of beneficial interest outstanding - Note 5)	$66.36

Maximum sales charge, 4.50% of offering price	3.13

Maximum offering price per share	$69.49

Class C Shares:
Net asset value and offering price per share* ($ 152,988,466 applicable to 2,519,061 shares of beneficial interest outstanding - Note 5)	$60.73

Class I Shares:
Net asset value, offering and redemption price per share ($ 371,162,552 applicable to 5,434,123 shares of beneficial interest outstanding - Note 5)	$68.30

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 42,286,389 applicable to 641,023 shares of beneficial interest outstanding - Note 5)	$65.97

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 8,988,691 applicable to 134,806 shares of beneficial interest outstanding - Note 5)	$66.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 18,352,924 applicable to 269,085 shares of beneficial interest outstanding - Note 5)	$68.21

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg Value Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $41,105)	$9,445,332
Non-controlled affiliated issuer	566,983

Total Income	10,012,315

EXPENSES

Investment advisory fees (Note 4)	4,238,897
Administration fees (Note 4)
Class A Shares	214,177
Class C Shares	90,183
Class I Shares	114,707
Class R3 Shares	25,461
Class R4 Shares	5,421
Class R5 Shares	5,645
Distribution and service fees (Note 4)
Class A Shares	480,087
Class C Shares	808,943
Class R3 Shares	114,056
Class R4 Shares	12,131
Transfer agent fees
Class A Shares	200,663
Class C Shares	87,706
Class I Shares	183,035
Class R3 Shares	63,016
Class R4 Shares	17,201
Class R5 Shares	30,832
Registration and filing fees
Class A Shares	6,883
Class C Shares	5,941
Class I Shares	9,405
Class R3 Shares	5,940
Class R4 Shares	7,276
Class R5 Shares	6,636
Custodian fees (Note 2)	52,301
Professional fees	44,760
Trustee and officer fees (Note 4)	22,465
Other expenses	47,238

Total Expenses	6,901,006
Less:
Expenses reimbursed by investment advisor (Note 4)	(263,519)

Net Expenses	6,637,487

Net Investment Income	$3,374,828

Semi-Annual Report  |   13

Statement of Operations, Continued

Thornburg Value Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$32,983,450
Forward currency contracts (Note 7)	(663,798)
Foreign currency transactions	37,653

32,357,305

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(13,083,398)
Forward currency contracts (Note 7)	(22,733)
Foreign currency translations	1,214

(13,104,917)

Net Realized and Unrealized Gain	19,252,388

Net Increase in Net Assets Resulting from Operations	$22,627,216

See notes to financial statements.

14  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Value Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$3,374,828	$2,653,866
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	32,357,305	98,042,230
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(13,104,917)	72,245,110

Net Increase in Net Assets Resulting from Operations	22,627,216	172,941,206

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(2,045,321)	(133,853)
Class C Shares	(643,910)	(0)
Class I Shares	(2,283,277)	(1,304,890)
Class R3 Shares	(248,385)	(27,639)
Class R4 Shares	(51,776)	(14,298)
Class R5 Shares	(113,541)	(63,188)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(22,387,436)	(59,269,385)
Class C Shares	(10,201,239)	(35,922,707)
Class I Shares	(3,974,885)	28,427,284
Class R3 Shares	(4,243,972)	(13,321,472)
Class R4 Shares	(1,363,314)	(1,188,133)
Class R5 Shares	998,206	(659,441)

Net Increase (Decrease) in Net Assets	(23,931,634)	89,463,484

NET ASSETS

Beginning of Period	985,457,584	895,994,100

End of Period	$961,525,950	$985,457,584

Distribution in excess of net investment income	$(3,280,523)	$(1,269,141)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report  |  15

Notes to Financial Statements

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$748,607,365

Gross unrealized appreciation on a tax basis	247,408,519
Gross unrealized depreciation on a tax basis	(32,170,457)

Net unrealized appreciation (depreciation) on investments (tax basis)	$215,238,062

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

At March 31, 2018, the Fund had cumulative tax basis capital losses of $242,353,997 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$907,176,455	$907,176,455	$–	$–
Short Term Investment	56,668,972	56,668,972	–	–

Total Investments in Securities	$963,845,427	$963,845,427	$–	$–

Other Financial Instruments**
Forward Currency Contracts	$149,629	$–	$149,629	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(24,407)	$–	$(24,407)	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.85% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $9,538 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $104,937 for Class I shares, $101,425 for Class R3 shares, $24,092 for Class R4 shares, and $33,065 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 6.80%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$ 92,220,297	$120,034,360	$(155,585,685)	$–	$–	$56,668,972	$566,983	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	198,401	$13,532,458	444,285	$26,930,666
Shares issued to shareholders in reinvestment of dividends	28,581	1,940,082	2,296	127,693
Shares repurchased	(555,951)	(37,859,976)	(1,495,891)	(86,327,744)

Net decrease	(328,969)	$(22,387,436)	(1,049,310)	$(59,269,385)

Class C Shares
Shares sold	53,395	$3,336,214	140,318	$7,533,627
Shares issued to shareholders in reinvestment of dividends	10,014	623,226	–	–
Shares repurchased	(227,758)	(14,160,679)	(795,262)	(43,456,334)

Net decrease	(164,349)	$(10,201,239)	(654,944)	$(35,922,707)

Class I Shares
Shares sold	515,913	$36,067,721	1,473,850	$90,172,554
Shares issued to shareholders in reinvestment of dividends	30,761	2,147,141	19,708	1,233,783
Shares repurchased	(608,727)	(42,189,747)	(1,045,227)	(62,979,053)

Net increase (decrease)	(62,053)	$(3,974,885)	448,331	$28,427,284

Class R3 Shares
Shares sold	49,400	$3,334,785	102,105	$6,017,056
Shares issued to shareholders in reinvestment of dividends	3,542	239,041	479	26,680
Shares repurchased	(115,821)	(7,817,798)	(330,468)	(19,365,208)

Net decrease	(62,879)	$(4,243,972)	(227,884)	$(13,321,472)

Class R4 Shares
Shares sold	11,858	$810,124	25,776	$1,539,597
Shares issued to shareholders in reinvestment of dividends	541	36,893	166	9,828
Shares repurchased	(32,566)	(2,210,331)	(46,623)	(2,737,558)

Net decrease	(20,167)	$(1,363,314)	(20,681)	$(1,188,133)

Class R5 Shares
Shares sold	33,473	$2,327,178	60,187	$3,682,653
Shares issued to shareholders in reinvestment of dividends	1,616	112,647	1,004	62,680
Shares repurchased	(20,605)	(1,441,619)	(72,130)	(4,404,774)

Net increase (decrease)	14,484	$998,206	(10,939)	$(659,441)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $162,395,005 and $163,751,818, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal

22  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2018 was $38,476,446.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2018 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$149,629

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(24,407)

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2018 is $125,222, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

Semi-Annual Repor   |  23

Notes to Financial Statements, Continued

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(663,798)		$(663,798)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(22,733)		$(22,733)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24  |   Semi-Annual Report

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Semi-Annual Report  |  25

Financial Highlights

Thornburg Value Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$65.26	0.22	1.24	1.46	(0.36)	–	(0.36)	$66.36
2017(b)(e)	$54.08	0.16	11.04	11.20	(0.02)	–	(0.02)	$65.26
2016(b)	$49.17	0.32	4.76	5.08	(0.17)	–	(0.17)	$54.08
2015(b)	$48.09	0.07	1.03	1.10	(0.02)	–	(0.02)	$49.17
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	–	(0.26)	$48.09
2013(b)	$31.51	0.08	9.25	9.33	–	–	–	$40.84

CLASS C SHARES

2018(c)	$59.87	(0.03)	1.14	1.11	(0.25)	–	(0.25)	$60.73
2017	$49.97	(0.27)	10.17	9.90	–	–	–	$59.87
2016	$45.63	(0.06)	4.40	4.34	–	–	–	$49.97
2015	$44.95	(0.29)	0.97	0.68	–	–	–	$45.63
2014	$38.26	(0.24)	6.93	6.69	–	–	–	$44.95
2013	$29.75	(0.18)	8.69	8.51	–	–	–	$38.26

CLASS I SHARES

2018(c)	$67.10	0.35	1.27	1.62	(0.42)	–	(0.42)	$68.30
2017	$55.58	0.42	11.35	11.77	(0.25)	–	(0.25)	$67.10
2016	$50.53	0.54	4.90	5.44	(0.39)	–	(0.39)	$55.58
2015	$49.28	0.28	1.04	1.32	(0.07)	–	(0.07)	$50.53
2014	$41.96	0.28	7.62	7.90	(0.58)	–	(0.58)	$49.28
2013	$32.24	0.20	9.52	9.72	–	–	–	$41.96

CLASS R3 SHARES

2018(c)	$64.88	0.23	1.22	1.45	(0.36)	–	(0.36)	$65.97
2017	$53.76	0.18	10.97	11.15	(0.03)	–	(0.03)	$64.88
2016	$48.86	0.34	4.74	5.08	(0.18)	–	(0.18)	$53.76
2015	$47.79	0.08	1.01	1.09	(0.02)	–	(0.02)	$48.86
2014	$40.56	0.11	7.37	7.48	(0.25)	–	(0.25)	$47.79
2013	$31.28	0.10	9.18	9.28	–	–	–	$40.56

CLASS R4 SHARES

2018(c)	$65.55	0.27	1.24	1.51	(0.38)	–	(0.38)	$66.68
2017	$54.31	0.25	11.08	11.33	(0.09)	–	(0.09)	$65.55
2016	$49.36	0.40	4.78	5.18	(0.23)	–	(0.23)	$54.31
2015	$48.24	0.14	1.01	1.15	(0.03)	–	(0.03)	$49.36
2014	$40.89	0.16	7.43	7.59	(0.24)	–	(0.24)	$48.24
2013	$31.50	0.13	9.26	9.39	–	–	–	$40.89

CLASS R5 SHARES

2018(c)	$67.01	0.34	1.28	1.62	(0.42)	–	(0.42)	$68.21
2017	$55.50	0.41	11.35	11.76	(0.25)	–	(0.25)	$67.01
2016	$50.45	0.53	4.90	5.43	(0.38)	–	(0.38)	$55.50
2015	$49.21	0.27	1.04	1.31	(0.07)	–	(0.07)	$50.45
2014	$41.89	0.28	7.61	7.89	(0.57)	–	(0.57)	$49.21
2013	$32.19	0.22	9.48	9.70	–	–	–	$41.89

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Value Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

0.66	(d)	1.35	(d)	1.35	(d)	1.35	(d)	2.22	17.62	$367,747
0.27		1.39		1.39		1.39		20.72	43.53	$383,118
0.63		1.39		1.39		1.39		10.33	31.10	$374,237
0.14		1.37		1.37		1.37		2.28	59.70	$377,299
0.22		1.37		1.37		1.37		18.40	72.43	$395,216
0.23		1.40		1.40		1.40		29.61	61.50	$400,275

(0.08	)(d)	2.11	(d)	2.11	(d)	2.11	(d)	1.84	17.62	$152,988
(0.49)		2.14		2.14		2.14		19.81	43.53	$160,663
(0.12)		2.14		2.14		2.14		9.51	31.10	$168,821
(0.61)		2.12		2.12		2.12		1.51	59.70	$168,321
(0.55)		2.14		2.14		2.14		17.49	72.43	$175,495
(0.55)		2.18		2.18		2.18		28.60	61.50	$166,971

0.99	(d)	0.99	(d)	0.99	(d)	1.05	(d)	2.40	17.62	$371,163
0.68		0.99		0.99		1.06		21.20	43.53	$368,790
1.02		0.99		0.99		1.07		10.77	31.10	$280,570
0.53		0.99		0.99		1.06		2.68	59.70	$288,642
0.60		0.99		0.99		1.06		18.86	72.43	$299,568
0.59		0.98		0.98		1.01		30.15	61.50	$272,468

0.69	(d)	1.35	(d)	1.35	(d)	1.80	(d)	2.23	17.62	$42,286
0.30		1.35		1.35		1.82		20.75	43.53	$45,668
0.67		1.35		1.35		1.81		10.40	31.10	$50,089
0.16		1.35		1.35		1.77		2.28	59.70	$59,150
0.23		1.35		1.35		1.77		18.45	72.43	$74,579
0.29		1.34		1.34		1.78		29.67	61.50	$80,671

0.80	(d)	1.25	(d)	1.25	(d)	1.75	(d)	2.28	17.62	$8,989
0.42		1.24		1.24		1.78		20.87	43.53	$10,159
0.78		1.25		1.25		1.75		10.50	31.10	$9,539
0.26		1.25		1.25		1.67		2.39	59.70	$10,167
0.36		1.24		1.24		1.69		18.56	72.43	$11,330
0.39		1.25		1.25		1.67		29.81	61.50	$13,340

0.98	(d)	0.99	(d)	0.99	(d)	1.35	(d)	2.41	17.62	$18,353
0.68		0.99		0.99		1.42		21.21	43.53	$17,060
1.00		0.99		0.99		1.46		10.78	31.10	$14,738
0.51		0.99		0.99		1.20		2.65	59.70	$19,270
0.59		0.98		0.98		1.42		18.88	72.43	$30,676
0.63		0.99		0.99		1.37		30.13	61.50	$47,076

Semi-Annual Report  |  27

Expense Example

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,022.20	$6.81
Hypothetical*	$1,000.00	$1,018.20	$6.79

CLASS C SHARES

Actual	$1,000.00	$1,018.40	$10.62
Hypothetical*	$1,000.00	$1,014.41	$10.60

CLASS I SHARES

Actual	$1,000.00	$1,024.00	$5.00
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R3 SHARES

Actual	$1,000.00	$1,022.30	$6.81
Hypothetical*	$1,000.00	$1,018.20	$6.79

CLASS R4 SHARES

Actual	$1,000.00	$1,022.80	$6.30
Hypothetical*	$1,000.00	$1,018.70	$6.29

CLASS R5 SHARES

Actual	$1,000.00	$1,024.10	$5.00
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.35%; C: 2.11%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28  |  Semi-Annual Report

Other Information

Thornburg Value Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  29

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH170

Semi-Annual Report

March 31, 2018

THORNBURG

INTERNATIONAL

VALUE FUND

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg International Value Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

April 20, 2018

Dear Fellow Shareholder:

In 2017, we saw synchronized global expansion, low inflation, and accommodative monetary policy leading to strong equity returns, and that sentiment carried into January as fundamentals pointed to further solid economic development and robust corporate earnings growth. Following the strong January, investors began fretting about higher inflation and a potentially more hawkish U.S. Federal Reserve. Subsequently, trade tensions began escalating notably. We, however, expect the U.S. and China to reach agreements and avoid a global trade war, in turn improving access to the Chinese market. In the interim, expect noisy, headline-driven negotiations to keep volatility on the forefront.

During the last two months of the period, the S&P 500 Index, the MSCI EAFE Index, and the MSCI Emerging Markets Index all declined over 6%. On the European political front, Germany finally formed a government where Germany’s center-left Social Democratic Party of Germany (SPD) agreed to join chancellor Merkel’s center-right Christian Democratic Union and Christian Social Union parties (CDU/CSU) in a renewed “grand coalition.” Political uncertainty continues in Italy after its election, in which the anti-establishment Five-Star Movement and anti-immigration League party garnered increasing support. On a positive note, both parties downplayed anti-European Union rhetoric as of late; therefore, we don’t see Italy attempting to part from the E.U. However, the road to form a coalition government could be lengthy, further supporting elevated levels of market volatility.

For the six-month period ended March 31, 2018, Thornburg International Value Fund returned 1.23% (I shares), compared to the MSCI EAFE and MSCI All-Country World ex-U.S. indices’ returns of 2.63% and 3.76% respectively.

Contributors to Performance

Électricité de France S.A.

Électricité de France (EDF) produces, transmits, distributes, imports, and exports electricity. EDF boasts the largest nuclear power generation capacity in France and is vital for the reliability of electricity provisions across Europe. We believe the company possesses undervalued nuclear assets and the arrival of France’s new long-term energy plan and carbon price could provide upside potential in share prices.

Ping An Insurance Group Co.

Ping An Insurance, a leading financial conglomerate involved in insurance, pension, banking, brokerage, trust, and other financial services, is the second-largest life and property & casualty insurer in China in terms of premiums. Coupled with the improving macroeconomic environment in China and balance sheet risk reduction, shares of Ping An Insurance fared well over the six month period. We believe that the stock remains discounted relative to top peers and expect the valuation discount to narrow from continued growth in its P&C business, coupled with the potential to unlock value from its digital businesses via listing.

China Petroleum & Chemical Corp.

China Petroleum & Chemical Corp. (Sinopec) is China’s largest oil refiner and petrochemical producer and distributor. Its upstream business benefited from increasing oil prices, and its strong cash generation supports a high dividend payout ratio. During the period, the State Administration of Taxation announced that refineries and wholesalers will be required to draw up invoices through the value added tax system to close consumption tax loopholes. This decision should eliminate capacity from uneconomical refineries in an over supplied industry, resulting in higher refinery margin, beneficial to Sinopec.

Shin-Etsu Chemical Co. Ltd.

Shin-Etsu, a premier Japanese chemicals firm supplying highly competitive products, benefits from its leading global market share in PVC resin through its U.S.-based subsidiary, Shintech, and significant production cost advantages. The increasingly robust global economy drove demand for Shin-Etsu Chemicals’ various applications, driving top-line volume growth. Along with volume growth, price improvement, and margin expansion, Shin-Etsu Chemical shares performed robustly.

Nike, Inc.

Nike, a global athletic footwear and apparel company, continues to deliver solid earnings growth as it shifts distribution from wholesale (via retailing intermediary) to “direct-to-consumer” with particular strength coming from international divisions.

Detractors from Performance

General Electric Co.

General Electric is a diversified industrial and financial services conglomerate. The company serves a wide variety of end markets globally, including power and water, aviation, oil and gas, health care, appliances and lighting, energy management, transportation, and finance. During the period, its share price declined on continued disappointment from its power segment and upcoming accounting restatement. We have reduced our stake.

BRF S.A.

BRF (Brasil Foods) is one of the world’s largest protein companies, focusing on poultry and processed food under brands such as Perdigao, Sadia, and Qualy. BRF is among the world’s largest exporters of poultry meat, accounting for approximately 14.5% of world trade in poultry. It is well positioned to capture growing global protein consumption, as consumer incomes increase. In addition, the agricultural advantages of Brazil—climate, water, and soil conditions—give BRF a cost

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

advantage, facilitating international expansion. BRF underperformed during the period as its domestic business margins shrank from investment to re-establish shelf space, coupled with management turnover.

ConvaTec Group plc

ConvaTec is one of three large manufacturers of chronic and heavily recurring health-care products, such as ostomy bags and urinary catheters. Production challenges arose as the company moved some of its manufacturing lines to a lower-cost jurisdiction, leading to downward earnings revisions as sales and margins came under pressure. We sold our position in the company.

China Unicom Hong Kong Ltd.

China Unicom, the second largest mobile and fixed-line operator in China, underperformed the market following its announcement of mixed ownership reform and increased employee ownership, although we view the announcement as positive. China Unicom also stands to benefit from an upcoming public listing of joint-venture tower company, China Tower Co., potentially unlocking value for China Unicom shareholders.

Ctrip.com International Ltd.

Ctrip.com, the premier online travel agency in China, offers a broad set of travel-related services, such as air tickets, train tickets, hotel, car rental, travel insurance, etc. As discretionary income in China grows, experience-based consumption, such as travel, should continue to gain consumers’ wallet share. While Ctrip delivered better-than-expected third quarter sales and earnings, fourth quarter guidance was lowered due to regulatory changes influencing bundled sales of air ticketing, affecting short-term revenue and margins.

We maintain conviction in our portfolio in a volatile market driven by headlines on trade tensions, inflation, a hawkish U.S. Federal Reserve, and geopolitical uncertainties. With volatility comes opportunity to acquire good companies at compelling prices. Our bottom-up process continues leading us to interesting companies across our baskets: basic value, consistent earners, and emerging franchises. We are confident that our investment philosophy and process will continue to deliver attractive risk-adjusted returns over a full market cycle.

Thank you for investing alongside us in Thornburg International Value Fund.

Sincerely,

Lei Wang, CFA	Di Zhou, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 5/28/98)
Without sales charge	14.15%	5.47%	5.96%	2.91%	7.66%

With sales charge	9.02%	3.86%	4.99%	2.43%	7.41%
Class C Shares (Incep: 5/28/98)
Without sales charge	13.33%	4.71%	5.19%	2.16%	6.82%

With sales charge	12.38%	4.71%	5.19%	2.16%	6.82%

Class I Shares (Incep: 3/30/01)	14.62%	5.88%	6.37%	3.31%	7.46%

Class R3 Shares (Incep: 7/1/03)	13.97%	5.31%	5.78%	2.74%	8.50%

Class R4 Shares (Incep: 2/1/07)	14.24%	5.52%	5.99%	2.95%	3.73%

Class R5 Shares (Incep: 2/1/05)	14.50%	5.80%	6.28%	3.22%	6.82%

Class R6 Shares (Incep: 5/1/12)	14.73%	6.03%	6.53%	-	6.74%

MSCI EAFE Index (Since 5/28/98)	14.80%	5.55%	6.50%	2.74%	4.44%

MSCI AC World ex-U.S. Index (Net) (Since 5/28/98)	16.53%	6.18%	5.89%	2.70%	5.01%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.27%; C shares, 2.00%; I shares, 0.95%; R3 shares, 1.60%; R4 shares, 1.42%; R5 shares, 1.18%; R6 shares, 0.82%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

UniCredit S.p.A.	4.8%
Electricite de France S.A.	4.5%
China Petroleum & Chemical Corp.	3.9%
Credit Suisse Group AG	3.6%
Canadian Pacific Railway Ltd.	3.5%
Ping An Insurance Group Co. of China Ltd.	3.5%
Commerzbank AG	3.3%
Halliburton Co.	3.2%
SAP SE	3.2%
Infineon Technologies AG	3.1%

SECTOR EXPOSURE

Financials	20.6%
Energy	12.6%
Industrials	12.2%
Information Technology	11.8%
Consumer Staples	9.4%
Health Care	7.9%
Utilities	7.0%
Consumer Discretionary	6.8%
Materials	4.4%
Telecommunication Services	2.9%
Other Assets Less Liabilities	4.0%

TOP TEN INDUSTRY GROUPS

Energy	12.6%
Banks	10.9%
Capital Goods	8.7%
Food, Beverage & Tobacco	7.7%
Utilities	7.0%
Insurance	6.1%
Pharmaceuticals, Biotechnology & Life Sciences	5.5%
Software & Services	4.9%
Semiconductors & Semiconductor Equipment	4.9%
Materials	4.4%

COUNTRY EXPOSURE*

(percent of equity holdings)

China	22.2%
France	13.1%
Germany	12.5%
United Kingdom	8.1%
Switzerland	7.7%
Japan	6.6%
United States	6.4%
Netherlands	5.6%
Italy	5.0%
Spain	4.4%
Canada	3.7%
India	2.8%
Brazil	1.0%
Israel	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 96.0%

	AUTOMOBILES & COMPONENTS — 0.5%
	Automobiles — 0.5%
	Subaru Corp.	810,061	$26,561,748

			26,561,748

	BANKS — 10.9%
	Banks — 10.9%
	Barclays plc	52,528,746	152,186,100
a	Commerzbank AG	13,539,433	175,658,729
a	UniCredit S.p.A.	12,504,044	261,370,524

			589,215,353

	CAPITAL GOODS — 8.7%
	Building Products — 3.2%
	Cie de Saint-Gobain	1,775,524	93,635,940
	Daikin Industries Ltd.	714,078	78,148,943
	Construction & Engineering — 5.2%
	Ferrovial S.A.	6,902,866	144,094,422
	Vinci S.A.	1,414,001	139,014,582
	Industrial Conglomerates — 0.3%
	General Electric Co.	1,002,089	13,508,160

			468,402,047

	CONSUMER DURABLES & APPAREL — 0.3%
	Textiles, Apparel & Luxury Goods — 0.3%
	NIKE, Inc. Class B	203,353	13,510,773

			13,510,773

	CONSUMER SERVICES — 2.7%
	Diversified Consumer Services — 2.7%
	TAL Education Group ADR	3,986,519	147,859,990

			147,859,990

	DIVERSIFIED FINANCIALS — 3.6%
	Capital Markets — 3.6%
	Credit Suisse Group AG	11,715,595	195,954,356

			195,954,356

	ENERGY — 12.6%
	Energy Equipment & Services — 3.2%
	Halliburton Co.	3,677,450	172,619,503
	Oil, Gas & Consumable Fuels — 9.4%
	China Petroleum & Chemical Corp. Class H	242,029,988	212,481,492
	Reliance Industries Ltd.	10,608,516	143,395,031
	Royal Dutch Shell plc ADR Class A	2,353,983	150,207,655

			678,703,681

	FOOD, BEVERAGE & TOBACCO — 7.7%
	Food Products — 5.7%
a	BRF S.A.	7,197,463	49,771,488
	Danone S.A.	1,679,891	135,865,314
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	27,514,123	122,358,848
	Tobacco — 2.0%
	British American Tobacco plc Sponsored ADR	1,861,092	107,366,398

			415,362,048

	HEALTHCARE EQUIPMENT & SERVICES — 2.4%
	Health Care Providers & Services — 2.4%
	Fresenius SE & Co. KGaA	1,707,027	130,351,497

			130,351,497

	HOUSEHOLD & PERSONAL PRODUCTS — 1.7%
	Household Products — 1.7%
	Reckitt Benckiser Group plc	1,095,524	92,743,846

			92,743,846

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	INSURANCE — 6.1%
	Insurance — 6.1%
	NN Group N.V.	3,105,471	$137,713,375
	Ping An Insurance Group Co. of China Ltd. Class H	18,604,917	189,174,822

			326,888,197

	MATERIALS — 4.4%
	Chemicals — 2.4%
	Shin-Etsu Chemical Co. Ltd.	1,249,167	127,669,669
	Construction Materials — 2.0%
	LafargeHolcim Ltd.	2,028,366	110,966,048

			238,635,717

	MEDIA — 1.2%
	Media — 1.2%
a	Liberty Global plc	2,095,992	63,781,036

			63,781,036

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.5%
	Biotechnology — 1.3%
a	Alkermes plc	1,192,283	69,104,723
	Pharmaceuticals — 4.2%
	Dong-E-E-Jiao Co. Ltd. Class A	7,810,360	75,674,229
	Teva Pharmaceutical Industries Ltd. Sponsored ADR	2,904,261	49,633,820
	Yunnan Baiyao Group Co. Ltd. Class A	6,550,897	103,755,247

			298,168,019

	RETAILING — 2.2%
	Internet & Direct Marketing Retail — 0.7%
a	Ctrip.com International Ltd. ADR	739,607	34,480,479
	Specialty Retail — 1.5%
	Industria de Diseno Textil S.A.	419,346	13,121,477
	Kingfisher plc	16,632,949	68,257,916

			115,859,872

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.9%
	Semiconductors & Semiconductor Equipment — 4.9%
	ams AG	901,796	94,198,063
	Infineon Technologies AG	6,317,808	169,001,215

			263,199,278

	SOFTWARE & SERVICES — 5.1%
	Internet Software & Services — 1.9%
a	Alibaba Group Holding Ltd. Sponsored ADR	150,071	27,544,031
a	iQIYI, Inc. ADR	756,322	11,760,807
	Tencent Holdings Ltd.	1,264,500	65,995,069
	Software — 3.2%
	SAP SE	1,638,130	171,268,638

			276,568,545

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.0%
	Electronic Equipment, Instruments & Components — 2.0%
	Omron Corp.	1,910,794	109,721,830

			109,721,830

	TELECOMMUNICATION SERVICES — 2.9%
	Diversified Telecommunication Services — 2.9%
a	China Unicom Hong Kong Ltd.	124,953,427	157,621,723

			157,621,723

	TRANSPORTATION — 3.6%
	Road & Rail — 3.6%
	Canadian Pacific Railway Ltd.	1,084,042	191,333,413

			191,333,413

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	UTILITIES — 7.0%
	Electric Utilities — 5.8%
	Electricite de France S.A.	16,671,216	$241,233,969
	Iberdrola S.A.	9,475,850	69,630,873
	Multi-Utilities — 1.2%
	Veolia Environnement S.A.	2,847,896	67,438,189

			378,303,031

	TOTAL COMMON STOCK (Cost $4,424,314,510)		5,178,746,000

	SHORT-TERM INVESTMENTS — 4.5%
b	Thornburg Capital Management Fund	24,415,984	244,159,836

	TOTAL SHORT-TERM INVESTMENTS (Cost $244,159,836)		244,159,836

	TOTAL INVESTMENTS — 100.5% (Cost $4,668,474,346)		$5,422,905,836

	LIABILITIES NET OF OTHER ASSETS — (0.5)%		(28,898,144)

	NET ASSETS — 100.0%		$5,394,007,692

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $4,424,314,510)	$5,178,746,000
Non-controlled affiliated issuer (cost $244,159,836)	244,159,836
Cash denominated in foreign currency (cost $16)	16
Receivable for investments sold	55,430,443
Receivable for fund shares sold	4,858,356
Dividends receivable	9,351,330
Dividend and interest reclaim receivable	11,788,491
Prepaid expenses and other assets	146,580

Total Assets	5,504,481,052

LIABILITIES

Payable for investments purchased	81,202,144
Payable for fund shares redeemed	11,197,149
Payable to investment advisor and other affiliates (Note 4)	4,222,351
Deferred taxes payable (Note 2)	9,916,154
Accounts payable and accrued expenses	3,935,562

Total Liabilities	110,473,360

NET ASSETS	$5,394,007,692

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(3,488,555)
Net unrealized appreciation on investments	744,963,601
Accumulated net realized gain (loss)	93,512,644
Net capital paid in on shares of beneficial interest	4,559,020,002

$5,394,007,692

Semi-Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($771,491,697 applicable to 32,261,693 shares of beneficial interest outstanding - Note 5)	$23.91

Maximum sales charge, 4.50% of offering price	1.13

Maximum offering price per share	$25.04

Class C Shares:
Net asset value and offering price per share* ($350,637,922 applicable to 16,564,076 shares of beneficial interest outstanding - Note 5)	$21.17

Class I Shares:
Net asset value, offering and redemption price per share ($2,978,680,458 applicable to 120,612,320 shares of beneficial interest outstanding - Note 5)	$24.70

Class R3 Shares:
Net asset value, offering and redemption price per share ($249,143,415 applicable to 10,428,961 shares of beneficial interest outstanding - Note 5)	$23.89

Class R4 Shares:
Net asset value, offering and redemption price per share ($193,647,576 applicable to 8,160,927 shares of beneficial interest outstanding - Note 5)	$23.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($273,321,929 applicable to 11,078,067 shares of beneficial interest outstanding - Note 5)	$24.67

Class R6 Shares:
Net asset value, offering and redemption price per share ($577,084,695 applicable to 23,451,405 shares of beneficial interest outstanding - Note 5)	$24.61

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg International Value Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,567,279)	$25,868,399
Non-controlled affiliated issuer	1,276,276

Total Income	27,144,675

EXPENSES

Investment advisory fees (Note 4)	20,498,927
Administration fees (Note 4)
Class A Shares	458,560
Class C Shares	214,809
Class I Shares	955,844
Class R3 Shares	153,496
Class R4 Shares	115,735
Class R5 Shares	87,879
Class R6 Shares	217,671
Distribution and service fees (Note 4)
Class A Shares	1,026,299
Class C Shares	1,919,517
Class R3 Shares	685,008
Class R4 Shares	258,953
Transfer agent fees
Class A Shares	711,303
Class C Shares	313,479
Class I Shares	1,487,256
Class R3 Shares	395,161
Class R4 Shares	366,654
Class R5 Shares	583,465
Class R6 Shares	5,216
Registration and filing fees
Class A Shares	8,565
Class C Shares	7,506
Class I Shares	29,623
Class R3 Shares	6,745
Class R4 Shares	8,296
Class R5 Shares	7,750
Class R6 Shares	8,637
Custodian fees (Note 2)	703,325
Professional fees	125,629
Trustee and officer fees (Note 4)	128,520
Other expenses	149,178

Total Expenses	31,639,006

Less:
Expenses reimbursed by investment advisor (Note 4)	(1,007,763)

Net Expenses	30,631,243

Net Investment Loss	$(3,486,568)

Semi-Annual Report  |  13

Statement of Operations, Continued

Thornburg International Value Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$171,919,955
Forward currency contracts (Note 7)	(11,400,521)
Foreign currency transactions	(430,244)

160,089,190

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $6,134,927)	(95,547,780)
Forward currency contracts (Note 7)	11,400,521
Foreign currency translations	119,034

(84,028,225)

Net Realized and Unrealized Gain	76,060,965

Net Increase in Net Assets Resulting from Operations	$72,574,397

See notes to financial statements.

14  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg International Value Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income (loss)	$(3,486,568)	$53,878,936
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	160,089,190	907,533,262
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(84,028,225)	75,527,352

Net Increase in Net Assets Resulting from Operations	72,574,397	1,036,939,550

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	–	(6,065,117)
Class C Shares	–	(1,766,237)
Class I Shares	(1,203,423)	(33,169,653)
Class R3 Shares	–	(1,862,018)
Class R4 Shares	–	(1,676,630)
Class R5 Shares	(50,528)	(3,189,993)
Class R6 Shares	(379,022)	(5,709,079)

From realized gains
Class A Shares	(119,664,083)	–
Class C Shares	(62,573,001)	–
Class I Shares	(449,716,402)	–
Class R3 Shares	(40,754,715)	–
Class R4 Shares	(30,158,902)	–
Class R5 Shares	(40,573,732)	–
Class R6 Shares	(75,860,621)	–

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	40,657,046	(286,423,403)
Class C Shares	8,524,519	(203,047,421)
Class I Shares	16,255,384	(1,555,349,057)
Class R3 Shares	673,388	(87,487,739)
Class R4 Shares	11,979,934	(95,176,715)
Class R5 Shares	10,846,079	(297,802,637)
Class R6 Shares	111,556,573	(13,685,709)

Net Decrease in Net Assets	(547,867,109)	(1,555,417,858)

NET ASSETS

Beginning of Period	5,941,874,801	7,497,346,659

End of Period	$5,394,007,692	$5,941,874,801

Undistributed (distribution in excess of) net investment income	$(3,488,555)	$1,630,986

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  15

Notes to Financial Statements

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$4,668,474,346

Gross unrealized appreciation on a tax basis	863,763,034
Gross unrealized depreciation on a tax basis	(109,331,544)

Net unrealized appreciation (depreciation) on investments (tax basis)	$754,431,490

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$5,178,746,000	$5,178,746,000	$–	$–
Short Term Investment	244,159,836	244,159,836	–	–

Total Investments in Securities	$5,422,905,836	$5,422,905,836	$–	$–

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Other Financial Instruments**
Spot Currency	$13,646	$13,646	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(18,859)	$(18,859)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.719% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $19,383 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,296 from redemptions of Class C shares of the Fund.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $290,800 for Class R3 shares, $238,781 for Class R4 shares, $339,185 for Class R5 shares, and $138,997 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.82%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$244,716,904	$980,042,087	$(980,599,155)	$–	$–	$244,159,836	$1,276,276	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,257,228	$57,100,275	5,307,478	$132,239,213
Shares issued to shareholders in reinvestment of dividends	4,440,886	106,847,709	198,635	5,389,356
Shares repurchased	(4,842,397)	(123,290,938)	(17,364,628)	(424,051,972)

Net increase (decrease)	1,855,717	$40,657,046	(11,858,515)	$(286,423,403)

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	647,389	$14,354,776	629,556	$14,380,219
Shares issued to shareholders in reinvestment of dividends	2,608,038	55,707,675	63,092	1,548,644
Shares repurchased	(2,727,100)	(61,537,932)	(9,797,675)	(218,976,284)

Net increase (decrease)	528,327	$8,524,519	(9,105,027)	$(203,047,421)

Class I Shares
Shares sold	13,239,526	$344,893,811	21,729,602	$551,381,100
Shares issued to shareholders in reinvestment of dividends	15,260,324	378,932,754	1,019,337	28,095,572
Shares repurchased	(26,710,790)	(707,571,181)	(86,075,544)	(2,134,825,729)

Net increase (decrease)	1,789,060	$16,255,384	(63,326,605)	$(1,555,349,057)

Class R3 Shares
Shares sold	928,938	$23,468,576	1,663,868	$41,062,892
Shares issued to shareholders in reinvestment of dividends	1,519,952	36,554,848	61,642	1,670,703
Shares repurchased	(2,353,457)	(59,350,036)	(5,264,000)	(130,221,334)

Net increase (decrease)	95,433	$673,388	(3,538,490)	$(87,487,739)

Class R4 Shares
Shares sold	1,375,010	$34,111,449	1,650,790	$40,696,547
Shares issued to shareholders in reinvestment of dividends	847,935	20,240,210	41,500	1,116,929
Shares repurchased	(1,679,398)	(42,371,725)	(5,580,017)	(136,990,191)

Net increase (decrease)	543,547	$11,979,934	(3,887,727)	$(95,176,715)

Class R5 Shares
Shares sold	1,078,642	$28,082,815	2,773,059	$70,084,793
Shares issued to shareholders in reinvestment of dividends	1,570,373	38,946,199	112,189	3,077,952
Shares repurchased	(2,116,318)	(56,182,935)	(14,388,522)	(370,965,382)

Net increase (decrease)	532,697	$10,846,079	(11,503,274)	$(297,802,637)

Class R6 Shares
Shares sold	3,071,650	$78,837,586	3,806,317	$99,561,832
Shares issued to shareholders in reinvestment of dividends	3,027,488	74,876,752	204,703	5,593,550
Shares repurchased	(1,615,514)	(42,157,765)	(4,833,544)	(118,841,091)

Net increase (decrease)	4,483,624	$111,556,573	(822,524)	$(13,685,709)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,177,279,458 and $1,797,704,220, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal

22  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2018 was $87,087,504.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

As of March 31, 2018, the Fund did not have any outstanding forward currency contracts.

Forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(11,400,521)	$(11,400,521)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$11,400,521	$11,400,521

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  23

Financial Highlights

Thornburg International Value Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$27.63	(0.04)	0.35	0.31	–	(4.03)	(4.03)	$23.91
2017(b)	$23.43	0.16	4.24	4.40	(0.20)	–	(0.20)	$27.63
2016(b)(e)	$27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$23.43
2015(b)	$29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46
2014(b)	$30.12	0.19	(0.23)	(0.04)	(0.24)	–	(0.24)	$29.84
2013(b)	$26.08	0.26	4.02	4.28	(0.24)	–	(0.24)	$30.12

CLASS C SHARES

2018(c)	$25.00	(0.12)	0.32	0.20	–	(4.03)	(4.03)	$21.17
2017	$21.29	(0.02)	3.84	3.82	(0.11)	–	(0.11)	$25.00
2016	$25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$21.29
2015	$27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40
2014	$28.17	– (f)	(0.23)	(0.23)	(0.08)	–	(0.08)	$27.86
2013	$24.48	0.04	3.77	3.81	(0.12)	–	(0.12)	$28.17

CLASS I SHARES

2018(c)	$28.37	– (f)	0.37	0.37	(0.01)	(4.03)	(4.04)	$24.70
2017	$24.02	0.25	4.37	4.62	(0.27)	–	(0.27)	$28.37
2016	$28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$24.02
2015	$30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04
2014	$30.76	0.33	(0.25)	0.08	(0.41)	–	(0.41)	$30.43
2013	$26.66	0.38	4.10	4.48	(0.38)	–	(0.38)	$30.76

CLASS R3 SHARES

2018(c)	$27.63	(0.06)	0.35	0.29	–	(4.03)	(4.03)	$23.89
2017	$23.44	0.14	4.22	4.36	(0.17)	–	(0.17)	$27.63
2016	$27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$23.44
2015	$29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	–	(0.19)	$29.86
2013	$26.11	0.20	4.02	4.22	(0.19)	–	(0.19)	$30.14

CLASS R4 SHARES

2018(c)	$27.45	(0.04)	0.35	0.31	–	(4.03)	(4.03)	$23.73
2017	$23.26	0.18	4.21	4.39	(0.20)	–	(0.20)	$27.45
2016	$27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$23.26
2015	$29.69	0.25	0.15	0.40	(0.27)	(2.25)	(2.79)	$27.30
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	–	(0.26)	$29.69
2013	$25.96	0.25	4.01	4.26	(0.24)	–	(0.24)	$29.98

CLASS R5 SHARES

2018(c)	$28.35	(0.01)	0.36	0.35	– (h)	(4.03)	(4.03)	$24.67
2017	$24.01	0.24	4.35	4.59	(0.25)	–	(0.25)	$28.35
2016	$28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$24.01
2015	$30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03
2014	$30.71	0.30	(0.24)	0.06	(0.36)	–	(0.36)	$30.41
2013	$26.61	0.34	4.10	4.44	(0.34)	–	(0.34)	$30.71

CLASS R6 SHARES

2018(c)	$28.27	0.02	0.37	0.39	(0.02)	(4.03)	(4.05)	$24.61
2017	$23.95	0.31	4.33	4.64	(0.32)	–	(0.32)	$28.27
2016	$27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$23.95
2015	$30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97
2014	$30.70	0.40	(0.26)	0.14	(0.48)	–	(0.48)	$30.36
2013	$26.62	0.46	4.05	4.51	(0.43)	–	(0.43)	$30.70

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net investment income (Loss) is less than 0.01%.
(h)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg International Value Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(0.34	)(d)	1.29	(d)	1.29	(d)	1.29	(d)	1.03	21.28	$771,492
0.65		1.31		1.31		1.31		18.78	86.88	$840,244
1.51		1.28		1.28		1.28		1.90	103.90	$990,194
0.82		1.27		1.27		1.27		1.25	70.88	$1,361,529
0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813

(1.09	)(d)	2.04	(d)	2.04	(d)	2.04	(d)	0.65	21.28	$350,638
(0.08)		2.04		2.04		2.04		17.94	86.88	$400,859
0.77		2.02		2.02		2.02		1.12	103.90	$535,169
0.19		1.99		1.99		1.99		0.52	70.88	$706,606
–	(g)	1.99		1.99		1.99		(0.83)	37.25	$874,358
0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438

0.04	(d)	0.91	(d)	0.91	(d)	0.91	(d)	1.23	21.28	$2,978,680
0.99		0.92		0.92		0.92		19.29	86.88	$3,370,930
1.91		0.90		0.90		0.90		2.21	103.90	$4,375,955
1.27		0.90		0.90		0.90		1.65	70.88	$5,895,731
1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876

(0.50	)(d)	1.45	(d)	1.45	(d)	1.66	(d)	0.95	21.28	$249,143
0.55		1.45		1.45		1.64		18.63	86.88	$285,510
1.31		1.45		1.45		1.62		1.67	103.90	$325,135
0.71		1.45		1.45		1.58		1.09	70.88	$479,223
0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795

(0.30	)(d)	1.25	(d)	1.25	(d)	1.48	(d)	1.04	21.28	$193,648
0.74		1.25		1.25		1.46		18.90	86.88	$209,066
1.55		1.25		1.25		1.39		1.87	103.90	$267,623
0.86		1.24		1.24		1.37		1.30	70.88	$333,247
0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883

(0.04	)(d)	0.99	(d)	0.99	(d)	1.22	(d)	1.17	21.28	$273,322
0.96		0.99		0.99		1.15		19.17	86.88	$298,970
1.88		0.95		0.95		0.95		2.19	103.90	$529,330
1.01		0.98		0.98		1.11		1.57	70.88	$685,617
0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567

0.17	(d)	0.79	(d)	0.79	(d)	0.84	(d)	1.30	21.28	$577,085
1.23		0.78		0.78		0.79		19.40	86.88	$536,296
2.19		0.74		0.74		0.74		2.40	103.90	$473,941
1.33		0.74		0.74		0.74		1.81	70.88	$420,849
1.28		0.73		0.73		0.73		0.42	37.25	$872,512
1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680

Semi-Annual Report  |  25

Expense Example

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,010.30	$6.47
Hypothetical*	$1,000.00	$1,018.50	$6.49

CLASS C SHARES

Actual	$1,000.00	$1,006.50	$10.21
Hypothetical*	$1,000.00	$1,014.76	$10.25

CLASS I SHARES

Actual	$1,000.00	$1,012.30	$4.57
Hypothetical*	$1,000.00	$1,020.39	$4.58

CLASS R3 SHARES

Actual	$1,000.00	$1,009.50	$7.26
Hypothetical*	$1,000.00	$1,017.70	$7.29

CLASS R4 SHARES

Actual	$1,000.00	$1,010.40	$6.27
Hypothetical*	$1,000.00	$1,018.70	$6.29

CLASS R5 SHARES

Actual	$1,000.00	$1,011.70	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R6 SHARES

Actual	$1,000.00	$1,013.00	$3.96
Hypothetical*	$1,000.00	$1,020.99	$3.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; C: 2.04%; I: 0.91%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg International Value Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH176

Semi-Annual Report

March 31, 2018

THORNBURG

CORE GROWTH

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Core Growth Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

April 30, 2018

Dear Fellow Shareholder:

For the six months ended March 31, 2018, Thornburg Core Growth Fund returned 10.97% for class A shares, at net asset value (NAV), outperforming its benchmark, the Russell 3000 Growth Index, which returned 9.20%. On March 31, 2018, the NAV per share of the Class A shares was $36.02.

The beginning of the period shared the low volatility, positive return characteristics of the 2017 calendar year. But that changed as we entered 2018 and volatility returned to equity markets after an extended period of calm. During the first quarter, U.S. markets rallied nearly 10%, then declined 10%, rebounded 10% and declined 10% again. Late-cycle economic worries are starting to weigh on market sentiment as rate hikes will eventually have a tightening effect. That’s especially the case as we may be starting to see the beginning of wage inflation, which is generally a reliable indicator of the end of a cycle. Geopolitical risks are also ramping, with a trade war a possibility and increased conflict in the Middle East a reality.

Performance Discussion

The Core Growth portfolio struggled to keep up with the market during the first half of the period, but weathered the volatile beginning of the year quite well. Strong performance in the consumer discretionary, technology and financial sectors drove market returns. Health care, energy and materials were weak performers. Core Growth was led by technology, financials, consumer staples and energy stocks, with the primary areas of weakness being the consumer discretionary and industrial sectors.

Leading contributors to performance for the period included Amazon, DexCom, FleetCor Technologies, ServiceNow and Netflix.

Amazon and Netflix continued to deliver very strong fundamental results as their well-publicized businesses grow at a high rate.

Dexcom bounced back during the period after concerns around competition brought the stock down during the second half of 2017. Dexcom makes a glucose monitoring system for diabetes patients that we believe is the best on the market and will remain so for the foreseeable future.

ServiceNow is a software-as-a-service (SAAS) company that provides enterprise software for IT management. It has continued to grow at a high rate as its leading platform is being broadly adopted.

FleetCor Technologies provides services that help customers manage their motor fleets. FleetCor’s primary services are fleet cards and payment processing services. FleetCor has grown organically as it takes share with its superior product, and through acquisition as it rolls up smaller competitors and gradually expands its geographic footprint.

Leading detractors to performance for the period included Criteo, Newell Brands, General Electric, Expedia, and Alexion Pharmaceuticals.

During the period General Electric cut its dividend and future earnings expectations. Its power business has been the largest disappointment, with heightened competition and softening end demand. We exited the stock due to fundamental deterioration.

Criteo is a re-targeting company that works with retailers to serve personalized online advertisements to consumers who have previously visited the company’s website. During the year, Apple announced that its new operating system would automatically purge third-party internet cookies that Criteo uses to track users of Safari, Apple’s internet browser. The stock has been depressed while it works through this period of transition. We still believe Criteo is well positioned as the only independent provider of retargeting services.

Newell Brands is a global marketer of consumer and commercial products with a portfolio of over 200 leading brands, including Sharpie, Rubbermaid, Graco, Coleman, Yankee Candle and many others. The company reported a weak set of third-quarter earnings, and core sales growth fell short of expectations due to retailer destocking and inventory adjustments at some key accounts. With limited growth and earnings visibility going forward, we exited the position in favor of more compelling opportunities.

Expedia is one of the world’s leading online travel agents. During the period the stock was under pressure as it kicked off a campaign to accelerate growth. We think the increased investments in its business are a prudent long-term decision and are willing to look past the near-term earnings pressure.

Alexion Pharmaceuticals is a biopharmaceutical company that develops and commercializes drugs to treat rare disorders such as paroxysmal nocturnal hemoglobinuria. During the period revenue from its largest drug, Soliris, was slightly disappointing and the stock de-rated.

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

Outlook

We remain optimistic that global growth can continue to be broad based and above trend, but we do see moderation in its momentum. As always, we do not attempt to time markets or geopolitical events, but rather take a long-term disciplined approach to investing. We seek to capture returns through our fundamentally driven process that leads us to the most compelling, high-quality growth stocks.

Thank you for investing alongside us in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 12/27/00)
Without sales charge	20.31%	8.35%	11.09%	8.27%	6.71%

With sales charge	14.90%	6.70%	10.07%	7.77%	6.43%
Class C Shares (Incep: 12/27/00)
Without sales charge	19.38%	7.52%	10.25%	7.45%	5.88%

With sales charge	18.38%	7.52%	10.25%	7.45%	5.88%

Class I Shares (Incep: 11/3/03)	20.81%	8.79%	11.54%	8.75%	9.31%

Class R3 Shares (Incep: 7/1/03)	20.20%	8.24%	10.98%	8.20%	9.47%

Class R4 Shares (Incep: 2/1/07)	20.33%	8.35%	11.09%	8.31%	5.99%

Class R5 Shares (Incep: 10/3/05)	20.77%	8.78%	11.54%	8.74%	8.32%

Russell 3000 Growth Index (Since 12/27/00)	21.06%	12.57%	15.32%	11.31%	5.87%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.36%; C shares, 2.12%; I shares, 1.08%; R3 shares, 1.80%; R4 shares, 1.96%; R5 shares, 1.37%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and high forecasted growth values. The stocks in this index are members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Visa, Inc.	4.4%
FleetCor Technologies, Inc.	3.3%
Amazon.com, Inc.	3.3%
Las Vegas Sands Corp.	3.2%
Alphabet, Inc.	2.9%
Facebook, Inc.	2.8%
SVB Financial Group	2.6%
Comcast Corp.	2.6%
Nevro Corp.	2.5%
Worldpay, Inc.	2.4%

SECTOR EXPOSURE

Information Technology	36.1%
Consumer Discretionary	17.3%
Health Care	13.6%
Financials	9.1%
Consumer Staples	6.6%
Energy	3.5%
Materials	3.3%
Other Assets Less Liabilities	10.5%

TOP TEN INDUSTRY GROUPS

Software & Services	32.5%
Retailing	10.5%
Healthcare Equipment & Services	7.4%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%
Banks	4.9%
Food, Beverage & Tobacco	4.5%
Diversified Financials	4.2%
Media	3.6%
Technology Hardware & Equipment	3.6%
Energy	3.5%

COUNTRY EXPOSURE*

(percent of equity holdings)

United States	89.4%
Ireland	2.6%
Israel	1.9%
United Kingdom	1.9%
Argentina	1.6%
Germany	1.4%
France	1.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Core Growth Fund  |  March 31, 2018

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 89.5%

	BANKS — 4.9%
	Banks — 4.9%
	JPMorgan Chase & Co.	136,234	$14,981,653
a	SVB Financial Group	72,713	17,451,847

			32,433,500

	CONSUMER SERVICES — 3.2%
	Hotels, Restaurants & Leisure — 3.2%
	Las Vegas Sands Corp.	296,200	21,296,780

			21,296,780

	DIVERSIFIED FINANCIALS — 4.2%
	Capital Markets — 4.2%
	Affiliated Managers Group, Inc.	75,921	14,393,103
	CME Group, Inc.	81,050	13,109,027

			27,502,130

	ENERGY — 3.5%
	Oil, Gas & Consumable Fuels — 3.5%
a	Concho Resources, Inc.	77,309	11,621,862
	Pioneer Natural Resources Co.	65,924	11,324,425

			22,946,287

	FOOD & STAPLES RETAILING — 2.1%
	Food & Staples Retailing — 2.1%
	Walmart, Inc.	155,678	13,850,672

			13,850,672

	FOOD, BEVERAGE & TOBACCO — 4.5%
	Beverages — 2.2%
a	Monster Beverage Corp.	256,349	14,665,726
	Food Products — 2.3%
	Kerry Group plc Class A	149,820	15,190,108

			29,855,834

	HEALTHCARE EQUIPMENT & SERVICES — 7.4%
	Health Care Equipment & Supplies — 5.6%
a	DexCom, Inc.	189,048	14,019,800
a	Inogen, Inc.	52,994	6,509,783
a	Nevro Corp.	191,732	16,617,412
	Health Care Providers & Services — 1.8%
a	DaVita, Inc.	175,114	11,547,017

			48,694,012

	MATERIALS — 3.3%
	Chemicals — 3.3%
	CF Industries Holdings, Inc.	320,001	12,073,638
	Monsanto Co.	86,300	10,070,347

			22,143,985

	MEDIA — 3.6%
	Media — 3.6%
	Comcast Corp. Class A	498,426	17,031,217
a	Criteo S.A. ADR	267,005	6,899,409

			23,930,626

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.2%
	Biotechnology — 4.9%
a	Alexion Pharmaceuticals, Inc.	114,625	12,776,103
a	Alkermes plc	158,592	9,191,992
	Gilead Sciences, Inc.	136,300	10,275,657

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Core Growth Fund  |  March 31, 2018

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Pharmaceuticals — 1.3%
	Bayer AG	76,500	$8,640,137

			40,883,889

	RETAILING — 10.5%
	Internet & Direct Marketing Retail — 8.4%
a	Amazon.com, Inc.	14,976	21,675,364
a	Booking Holdings, Inc.	6,496	13,514,214
	Expedia Group, Inc.	108,535	11,983,349
a	Netflix, Inc.	26,829	7,923,945
	Specialty Retail — 2.1%
	TJX Companies, Inc.	172,100	14,036,476

			69,133,348

	SOFTWARE & SERVICES — 32.5%
	Information Technology Services — 13.0%
a	FleetCor Technologies, Inc.	107,656	21,800,340
a	PayPal Holdings, Inc.	178,704	13,558,272
	Switch, Inc. Class A	336,800	5,358,488
	Visa, Inc. Class A	242,429	28,999,357
a	Worldpay, Inc. Class A	194,621	16,005,631
	Internet Software & Services — 11.0%
a	Alphabet, Inc. Class C	18,729	19,324,395
	Auto Trader Group plc	2,250,674	11,070,887
a	Facebook, Inc. Class A	114,662	18,321,841
a	Wix.com Ltd.	141,507	11,256,882
a	Zillow Group, Inc.	241,138	12,973,224
	Software — 8.5%
	Activision Blizzard, Inc.	127,100	8,574,166
a	Globant S.A.	190,509	9,818,834
a	Proofpoint, Inc.	71,634	8,141,204
a	ServiceNow, Inc.	78,712	13,022,900
a	Splunk, Inc.	87,374	8,596,728
a	Workday, Inc. Class A	64,828	8,240,287

			215,063,436

	TECHNOLOGY HARDWARE & EQUIPMENT — 3.6%
	Communications Equipment — 1.5%
a	Palo Alto Networks, Inc.	54,675	9,924,606
	Technology Hardware, Storage & Peripherals — 2.1%
	Apple, Inc.	81,792	13,723,062

			23,647,668

	TOTAL COMMON STOCK (Cost $389,164,727)		591,382,167

	SHORT-TERM INVESTMENTS — 9.5%
b	Thornburg Capital Management Fund	6,274,543	62,745,435

	TOTAL SHORT-TERM INVESTMENTS (Cost $62,745,435)		62,745,435

	TOTAL INVESTMENTS — 99.0% (Cost $451,910,162)		$654,127,602

	OTHER ASSETS LESS LIABILITIES — 1.0%		6,865,844

	NET ASSETS — 100.0%		$660,993,446

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Semi-Annual Report  |  9

Statement of Assets and Liabilities

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $389,164,727)	$591,382,167
Non-controlled affiliated issuer (cost $62,745,435)	62,745,435
Cash	222,150
Receivable for investments sold	12,746,010
Receivable for fund shares sold	299,375
Dividends receivable	202,792
Dividend and interest reclaim receivable	1,089
Prepaid expenses and other assets	42,606

Total Assets	667,641,624

LIABILITIES

Payable for investments purchased	4,952,944
Payable for fund shares redeemed	795,428
Payable to investment advisor and other affiliates (Note 4)	678,432
Accounts payable and accrued expenses	221,374

Total Liabilities	6,648,178

NET ASSETS	$660,993,446

NET ASSETS CONSIST OF

Accumulated net investment loss	$(5,536,192)
Net unrealized appreciation on investments	202,217,347
Accumulated net realized gain (loss)	(148,125,653)
Net capital paid in on shares of beneficial interest	612,437,944

$660,993,446

10  |  Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($197,865,927 applicable to 5,493,508 shares of beneficial interest outstanding - Note 5)	$36.02

Maximum sales charge, 4.50% of offering price	1.70

Maximum offering price per share	$37.72

Class C Shares:
Net asset value and offering price per share* ($130,038,710 applicable to 4,138,368 shares of beneficial interest outstanding - Note 5)	$31.42

Class I Shares:
Net asset value, offering and redemption price per share ($253,575,319 applicable to 6,578,629 shares of beneficial interest outstanding - Note 5)	$38.55

Class R3 Shares:
Net asset value, offering and redemption price per share ($44,363,168 applicable to 1,238,604 shares of beneficial interest outstanding - Note 5)	$35.82

Class R4 Shares:
Net asset value, offering and redemption price per share ($4,755,842 applicable to 131,536 shares of beneficial interest outstanding - Note 5)	$36.16

Class R5 Shares:
Net asset value, offering and redemption price per share ($30,394,480 applicable to 789,373 shares of beneficial interest outstanding - Note 5)	$38.50

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  11

Statement of Operations

Thornburg Core Growth Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers	$2,145,935
Non-controlled affiliated issuer	269,138

Total Income	2,415,073

EXPENSES

Investment advisory fees (Note 4)	2,815,134
Administration fees (Note 4)
Class A Shares	107,100
Class C Shares	72,737
Class I Shares	75,132
Class R3 Shares	25,501
Class R4 Shares	2,801
Class R5 Shares	9,380
Distribution and service fees (Note 4)
Class A Shares	241,580
Class C Shares	654,641
Class R3 Shares	114,340
Class R4 Shares	6,189
Transfer agent fees
Class A Shares	104,585
Class C Shares	81,346
Class I Shares	95,222
Class R3 Shares	66,987
Class R4 Shares	10,311
Class R5 Shares	51,150
Registration and filing fees
Class A Shares	6,602
Class C Shares	6,630
Class I Shares	6,024
Class R3 Shares	5,852
Class R4 Shares	7,157
Class R5 Shares	6,040
Custodian fees (Note 2)	37,430
Professional fees	26,203
Trustee and officer fees (Note 4)	14,427
Other expenses	36,006

Total Expenses	4,686,507

Less:
Expenses reimbursed by investment advisor (Note 4)	(203,901)

Net Expenses	4,482,606

Net Investment Loss	$(2,067,533)

12  |  Semi-Annual Report

Statement of Operations, Continued

Thornburg Core Growth Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$31,155,910
Foreign currency transactions	(704)

31,155,206

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	38,678,329
Foreign currency translations	45

38,678,374

Net Realized and Unrealized Gain	69,833,580

Net Increase in Net Assets Resulting from Operations	$67,766,047

See notes to financial statements.

Semi-Annual Report  |  13

Statements of Changes in Net Assets

Thornburg Core Growth Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment loss	$(2,067,533)	$(5,077,617)
Net realized gain (loss) on investments and foreign currency transactions	31,155,206	74,010,155
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,678,374	18,445,509

Net Increase in Net Assets Resulting from Operations	67,766,047	87,378,047

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(9,298,116)	(38,160,794)
Class C Shares	(13,297,945)	(44,372,259)
Class I Shares	(7,299,452)	5,746,285
Class R3 Shares	(7,454,295)	(15,580,646)
Class R4 Shares	(1,105,623)	(2,258,476)
Class R5 Shares	(5,057,371)	(11,221,929)

Net Increase (Decrease) in Net Assets	24,253,245	(18,469,772)

NET ASSETS

Beginning of Period	636,740,201	655,209,973

End of Period	$660,993,446	$636,740,201

Accumulated net investment loss	$(5,536,192)	$(3,468,659)

* Unaudited.

See notes to financial statements.

14  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement.

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$451,910,162

Gross unrealized appreciation on a tax basis	208,127,161
Gross unrealized depreciation on a tax basis	(5,909,721)

Net unrealized appreciation (depreciation) on investments (tax basis)	$202,217,440

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

At March 31, 2018, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to December 31, 2016 through September 30, 2017 of $3,460,783. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $7,876. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $177,130,558 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$591,382,167	$591,382,167	$–	$–
Short Term Investment	62,745,435	62,745,435	–	–

Total Investments in Securities	$654,127,602	$654,127,602	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.863% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $5,113 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $207 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $63,156 for Class I shares, $74,553 for Class R3 shares, $14,238 for Class R4 shares, and $51,954 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 10.60%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$15,059,338	$146,607,327	$(98,921,230)	$–	$–	$62,745,435	$269,138	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	222,663	$7,679,287	528,036	$16,129,664
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(491,895)	(16,977,403)	(1,824,517)	(54,290,458)

Net decrease	(269,232)	$(9,298,116)	(1,296,481)	$(38,160,794)

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	39,322	$1,187,467	156,108	$4,025,557
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(479,761)	(14,485,412)	(1,847,158)	(48,397,816)

Net decrease	(440,439)	$(13,297,945)	(1,691,050)	$(44,372,259)

Class I Shares
Shares sold	343,512	$12,517,384	1,507,646	$48,394,315
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(540,462)	(19,816,836)	(1,350,791)	(42,648,030)

Net increase (decrease)	(196,950)	$(7,299,452)	156,855	$5,746,285

Class R3 Shares
Shares sold	72,478	$2,492,252	208,990	$6,187,881
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(290,945)	(9,946,547)	(737,733)	(21,768,527)

Net decrease	(218,467)	$(7,454,295)	(528,743)	$(15,580,646)

Class R4 Shares
Shares sold	92,004	$3,190,323	86,518	$2,612,583
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(124,026)	(4,295,946)	(163,743)	(4,871,059)

Net decrease	(32,022)	$(1,105,623)	(77,225)	$(2,258,476)

Class R5 Shares
Shares sold	86,033	$3,217,890	170,920	$5,460,302
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(226,254)	(8,275,261)	(529,696)	(16,682,231)

Net decrease	(140,221)	$(5,057,371)	(358,776)	$(11,221,929)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $106,589,985 and $205,983,929, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22  |  Semi-Annual Report

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Semi-Annual Report  |  23

Financial Highlights

Thornburg Core Growth Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$32.46	(0.11)	3.67	3.56	–	–	–	$36.02
2017(b)	$28.22	(0.24)	4.48	4.24	–	–	–	$32.46
2016(b)	$26.09	(0.27)	2.40	2.13	–	–	–	$28.22
2015(b)	$26.44	(0.26)	(0.09)	(0.35)	–	–	–	$26.09
2014(b)	$24.35	(0.28)	2.37	2.09	–	–	–	$26.44
2013(b)	$19.11	(0.21)	5.45	5.24	–	–	–	$24.35

CLASS C SHARES

2018(c)	$28.43	(0.21)	3.20	2.99	–	–	–	$31.42
2017	$24.90	(0.41)	3.94	3.53	–	–	–	$28.43
2016	$23.20	(0.41)	2.11	1.70	–	–	–	$24.90
2015	$23.69	(0.42)	(0.07)	(0.49)	–	–	–	$23.20
2014	$21.98	(0.43)	2.14	1.71	–	–	–	$23.69
2013	$17.38	(0.34)	4.94	4.60	–	–	–	$21.98

CLASS I SHARES

2018(c)	$34.67	(0.05)	3.93	3.88	–	–	–	$38.55
2017	$30.01	(0.12)	4.78	4.66	–	–	–	$34.67
2016	$27.64	(0.17)	2.54	2.37	–	–	–	$30.01
2015	$27.90	(0.16)	(0.10)	(0.26)	–	–	–	$27.64
2014	$25.59	(0.18)	2.49	2.31	–	–	–	$27.90
2013	$19.99	(0.12)	5.72	5.60	–	–	–	$25.59

CLASS R3 SHARES

2018(c)	$32.30	(0.13)	3.65	3.52	–	–	–	$35.82
2017	$28.10	(0.27)	4.47	4.20	–	–	–	$32.30
2016	$26.01	(0.29)	2.38	2.09	–	–	–	$28.10
2015	$26.39	(0.29)	(0.09)	(0.38)	–	–	–	$26.01
2014	$24.33	(0.31)	2.37	2.06	–	–	–	$26.39
2013	$19.11	(0.22)	5.44	5.22	–	–	–	$24.33

CLASS R4 SHARES

2018(c)	$32.59	(0.11)	3.68	3.57	–	–	–	$36.16
2017	$28.33	(0.24)	4.50	4.26	–	–	–	$32.59
2016	$26.19	(0.27)	2.41	2.14	–	–	–	$28.33
2015	$26.54	(0.26)	(0.09)	(0.35)	–	–	–	$26.19
2014	$24.44	(0.28)	2.38	2.10	–	–	–	$26.54
2013	$19.18	(0.20)	5.46	5.26	–	–	–	$24.44

CLASS R5 SHARES

2018(c)	$34.64	(0.05)	3.91	3.86	–	–	–	$38.50
2017	$29.98	(0.12)	4.78	4.66	–	–	–	$34.64
2016	$27.61	(0.17)	2.54	2.37	–	–	–	$29.98
2015	$27.87	(0.16)	(0.10)	(0.26)	–	–	–	$27.61
2014	$25.56	(0.18)	2.49	2.31	–	–	–	$27.87
2013	$19.97	(0.12)	5.71	5.59	–	–	–	$25.56

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Core Growth Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(0.63	)(d)	1.37	(d)	1.37	(d)	1.37	(d)	10.97	17.36	$197,866
(0.79)		1.40		1.40		1.40		15.02	72.03	$187,062
(1.00)		1.40		1.40		1.40		8.16	86.24	$199,178
(0.93)		1.39		1.39		1.39		(1.32)	96.02	$234,284
(1.06)		1.40		1.40		1.40		8.58	100.62	$277,099
(1.01)		1.45		1.45		1.45		27.42	91.92	$279,483

(1.40	)(d)	2.14	(d)	2.14	(d)	2.14	(d)	10.52	17.36	$130,039
(1.56)		2.16		2.16		2.16		14.18	72.03	$130,165
(1.76)		2.16		2.16		2.16		7.33	86.24	$156,115
(1.69)		2.15		2.15		2.15		(2.07)	96.02	$176,422
(1.81)		2.14		2.14		2.14		7.78	100.62	$200,664
(1.76)		2.20		2.20		2.20		26.47	91.92	$182,999

(0.25	)(d)	0.99	(d)	0.99	(d)	1.04	(d)	11.19	17.36	$253,575
(0.37)		0.99		0.99		1.05		15.53	72.03	$234,922
(0.59)		0.99		0.99		1.05		8.57	86.24	$198,658
(0.53)		0.99		0.99		1.05		(0.93)	96.02	$244,691
(0.65)		0.99		0.99		1.03		9.03	100.62	$251,122
(0.55)		0.99		0.99		0.02		28.01	91.92	$191,358

(0.76	)(d)	1.50	(d)	1.50	(d)	1.83	(d)	10.90	17.36	$44,363
(0.90)		1.50		1.50		1.84		14.95	72.03	$47,064
(1.10)		1.50		1.50		1.81		8.04	86.24	$55,809
(1.05)		1.50		1.50		1.79		(1.44)	96.02	$70,310
(1.16)		1.50		1.50		1.80		8.47	100.62	$90,788
(1.06)		1.50		1.50		1.79		27.32	91.92	$95,545

(0.65	)(d)	1.39	(d)	1.39	(d)	1.97	(d)	10.95	17.36	$4,756
(0.80)		1.40		1.40		2.00		15.04	72.03	$5,330
(1.00)		1.40		1.40		1.86		8.17	86.24	$6,821
(0.94)		1.40		1.40		1.82		(1.32)	96.02	$9,632
(1.06)		1.40		1.40		1.77		8.59	100.62	$11,306
(0.96)		1.40		1.40		1.79		27.42	91.92	$10,277

(0.26	)(d)	0.99	(d)	0.99	(d)	1.33	(d)	11.14	17.36	$30,394
(0.38)		0.99		0.99		1.34		15.54	72.03	$32,197
(0.59)		0.99		0.99		1.30		8.58	86.24	$38,629
(0.54)		0.99		0.99		1.24		(0.93)	96.02	$45,126
(0.65)		0.99		0.99		1.28		9.04	100.62	$61,818
(0.55)		0.99		0.99		1.12		27.99	91.92	$62,146

Semi-Annual Report  |  25

Expense Example

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,109.70	$7.21
Hypothetical*	$1,000.00	$1,018.10	$6.89

CLASS C SHARES

Actual	$1,000.00	$1,105.20	$11.23
Hypothetical*	$1,000.00	$1,014.26	$10.75

CLASS I SHARES

Actual	$1,000.00	$1,111.90	$5.21
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R3 SHARES

Actual	$1,000.00	$1,109.00	$7.89
Hypothetical*	$1,000.00	$1,017.45	$7.54

CLASS R4 SHARES

Actual	$1,000.00	$1,109.50	$7.31
Hypothetical*	$1,000.00	$1,018.00	$6.99

CLASS R5 SHARES

Actual	$1,000.00	$1,111.40	$5.21
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; C: 2.14%; I: 0.99%; R3: 1.50%; R4: 1.39%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg Core Growth Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH180

Semi-Annual Report

March 31, 2018

THORNBURG

INTERNATIONAL

GROWTH

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg International Growth Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

April 11, 2018

Dear Fellow Shareholder:

From the start of this semi-annual period through the end of January, global markets rallied sharply as investors reacted favorably to upbeat global economic fundamentals, coupled with muted inflation trends and the considerable level of fiscal stimulus that recently enacted U.S. tax reform was expected to unleash. However, over the past few months, that excitement quickly gave way to mounting concerns around elevating trade tensions and increasingly hawkish central bank policies. This rattled markets and we experienced a sharp rise in volatility for the first time in well over a year. Rather than de-escalating quickly, we saw proposed tariff plans between the U.S. and China increase in a tit-for-tat manner. Although global growth remains generally above trend, a full-blown trade conflict between the world’s super powers would create a “stagflationary” environment that will both dampen growth and boost inflation, negatively impacting the ability of central banks to effectively set policy. With volatility returning and trade concerns mounting, equity indexes in the U.S. and internationally retraced much of their gains, although still finished positively for the trailing six months.

Performance Discussion

During this period, information technology was the best performing sector in the benchmark. Although the portfolio realized a nice tailwind from being overweight information technology, our best performing sector was consumer staples, as we achieved strong underlying stock selection effects despite being underweight relative to the benchmark. The worst performing sectors during this semi-annual period were telecommunication services, energy, utilities and real estate, with the portfolio benefiting from having limited to no exposure to these sectors.

Geographically, Japan and emerging Asia, which includes China, were leading performers within the benchmark, while Canada, other developed Europe and Latin America posted negative returns in dollar-denominated terms. The portfolio saw mixed returns in terms of our regional positioning, but this was more than offset by positive stock selection.

A weaker U.S. dollar during this period enhanced the returns of non-U.S. equities in both the benchmark and our portfolio; however, on a relative basis, our portfolio benefitted modestly less than the benchmark due to our regional positioning and underlying currency mix.

Leading contributors to performance for the semi-annual period included Japanese cosmetics company KOSE Corp., German digital payments company Wirecard AG, Macau-based casino operator Galaxy Entertainment Group Ltd. global payments company Mastercard, Inc., and French employee benefits and solutions administrator Edenred.

KOSE continues to benefit from multiple growth drivers, including rising demand for its premium skincare products from Chinese consumers, increasing market share in its domestic market and the rapid growth of its Tarte brand, which according to some surveys, is one of the most popular cosmetics brands in the U.S. with millennials.

Wirecard, a long-term holding of the Fund, continues to outgrow peers in the digital payments space and has seen recent industry consolidation boost its valuation multiple.

Galaxy shares rose during this period as the company continues to take share of gaming revenues within Macau thanks to a differentiated product offering. Galaxy is also benefiting from healthy visitation trends to Macau.

Mastercard reported accelerating volume and growth trends that surpassed market expectations. Additionally, U.S. tax reform will generate significant additional cash flow that the company plans to deploy to enhance business growth and return capital to shareholders.

Edenred posted a strong earnings report, exceeding its own mid-term guidance targets. Furthermore, improving economic fundamentals in one of its key markets, Brazil, offers potential for further upside to earnings power.

Principal detractors from performance were multi-national telecommunications company Altice NV, German pharmaceuticals, agriculture and consumer health company Bayer AG, French online advertising services company Criteo S.A., U.K.-headquartered data measurement and analytics services firm Nielsen Holdings plc, and Swedish online casino software developer NetEnt AB.

Altice sold off heavily as a mismanaged pricing increase in France led to elevated subscriber churn and a shortfall to earnings. Investors have begun to question whether the company can turn around its prospects enough to service its heavy debt burden. Due to the increased uncertainty and weaker growth prospects, we sold the position.

Bayer experienced share weakness due to slowing industry-wide growth in agriculture and consumer health, which has also impacted peers. Although the timeline for the completion of the acquisition of Monsanto has been extended, recent news suggests the company may be finally nearing U.S. anti-trust approval.

Criteo shares fell as the company cut guidance and disclosed that a solution it had developed to mitigate revenue declines on mobile Safari web browsers had been blocked by Apple upon the release of iOS version 11.2. Shares have recovered since the

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

guidance cut as performance has been better than initially feared, but not quite to prior levels.

Nielsen continues to experience structural weakness in its ‘Buy’ division as customers purchase fewer services. We have since exited from this position for better opportunities.

NetEnt has seen organic growth slow in the face of maturing end markets and unfavorable regulatory changes. Furthermore, the company is undergoing a management transition as the board recently fired the chief executive for underperformance.

Outlook

We remain optimistic that global growth can continue to be broad based and above trend, but we do see a moderation in momentum. Although there are few, if any overall winners in a trade conflict, we do expect the companies we own in this portfolio to prove relatively more insulated in such an event thanks to their robust business models and sustainable competitive advantages within the secular growth themes we favor.

As we always have, we do not attempt to time markets or geopolitical events. Rather, we take a long-term, disciplined approach to investing. Through our fundamentally driven process, we seek to capture the most compelling high-quality growth stocks internationally, while effectively managing risk, to deliver our shareholders superior risk-adjusted returns through the market cycle. The effectiveness of our process and philosophy was recently recognized in Thomson Reuters Lipper Fund Award for best International Multi-Cap Growth Fund (I Shares) for the 10-year period ended 11/30/17, among 245 funds. We are pleased to have received this prestigious award as it recognizes the hard work of everyone here at Thornburg and the leading risk-adjusted returns we have delivered for our shareholders over the past decade. We look forward to the next ten years as we strive to continue delivering strong long-term performance.

We thank you for your confidence, trust, and investing alongside us in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn

Managing Director

Portfolio Manager

Sean Koung Sun, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 2/1/07)
Without sales charge	23.58%	9.65%	8.30%	7.48%	8.04%

With sales charge	18.01%	7.98%	7.31%	6.99%	7.59%

Class C Shares (Incep: 2/1/07)
Without sales charge	22.65%	8.82%	7.48%	6.72%	7.28%

With sales charge	21.65%	8.82%	7.48%	6.72%	7.28%

Class I Shares (Incep: 2/1/07)	24.08%	10.11%	8.73%	8.00%	8.58%

Class R3 Shares (Incep: 2/1/08)	23.43%	9.54%	8.18%	7.45%	6.94%

Class R4 Shares (Incep: 2/1/08)	23.58%	9.65%	8.29%	7.56%	7.05%

Class R5 Shares (Incep: 2/1/08)	24.05%	10.10%	8.72%	8.00%	7.48%

Class R6 Shares (Incep: 2/1/13)	24.23%	10.23%	8.83%	-	9.66%

MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	19.92%	7.28%	6.84%	3.25%	3.66%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.39%; C shares, 2.12%; I shares, 1.06%; R3 shares, 2.04%; R4 shares, 1.80%; R5 shares, 1.31%; R6 shares, 1.06%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Best International Multi-Cap Growth Fund Thornburg International Growth Fund

Thornburg International Growth Fund’s I shares were awarded Lipper’s Best International Multi-Cap Growth Fund in 2018 for the 10-year period; among 245 funds, for period ended November 30, 2017. Individual fund awards are granted annually for three-year, five-year, and 10-year periods to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). The fund did not win the award for all eligible time periods. Past performance does not guarantee future results. From Thomson Reuters Lipper Awards, © 2018 Thomson Reuters. All rights reserved.

Glossary

The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Stagflation – Stagflation is a condition of slow economic growth and relatively high unemployment – economic stagnation – accompanied by rising prices, or inflation, or inflation and a decline in Gross Domestic Product (GDP). Stagflation is an economic problem defined in equal parts by its rarity and by the lack of consensus among academics on how exactly it comes to pass.

6  |  Semi-Annual Report

Fund Summary

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Galaxy Entertainment Group Ltd.	3.1%
Fresenius Medical Care AG & Co. KGaA	2.8%
Bayer AG	2.6%
Wirecard AG	2.6%
Worldpay, Inc.	2.5%
adidas AG	2.5%
Yoox Net-A-Porter Group S.p.A.	2.5%
Kose Corp.	2.4%
Domino’s Pizza Group plc	2.3%
Auto Trader Group plc	2.3%

SECTOR EXPOSURE

Consumer Discretionary	28.4%
Information Technology	25.7%
Health Care	13.9%
Consumer Staples	12.3%
Financials	7.1%
Industrials	4.1%
Energy	1.9%
Other Assets Less Liabilities	6.8%

TOP TEN INDUSTRY GROUPS

Software & Services	25.1%
Consumer Services	13.1%
Retailing	12.0%
Food, Beverage & Tobacco	9.3%
Pharmaceuticals, Biotechnology & Life Sciences	8.8%
Healthcare Equipment & Services	5.0%
Diversified Financials	5.0%
Consumer Durables & Apparel	2.5%
Household & Personal Products	2.4%
Commercial & Professional Services	2.2%

COUNTRY EXPOSURE*

(percent of equity holdings)

United Kingdom	19.9%
Germany	13.5%
China	11.1%
United States	10.7%
Hong Kong	6.7%
France	6.6%
Japan	4.7%
Ireland	4.1%
Netherlands	3.3%
Mexico	3.0%
India	2.8%
Italy	2.6%
Sweden	2.5%
Australia	2.3%
Russian Federation	2.2%
Brazil	1.6%
Spain	1.5%
Denmark	0.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE

COMMON STOCK — 93.2%

BANKS — 2.1%
Banks — 1.2%
ING Groep N.V.	1,196,126	$20,163,288
Thrifts & Mortgage Finance — 0.9%
Housing Development Finance Corp. Ltd.	516,469	14,419,895

		34,583,183

COMMERCIAL & PROFESSIONAL SERVICES — 2.2%
Commercial Services & Supplies — 2.2%
Edenred	1,045,547	36,330,562

		36,330,562

CONSUMER DURABLES & APPAREL — 2.5%
Textiles, Apparel & Luxury Goods — 2.5%
adidas AG	172,701	41,788,104

		41,788,104

CONSUMER SERVICES — 13.1%
Diversified Consumer Services — 1.7%
TAL Education Group ADR	767,738	28,475,402
Hotels, Restaurants & Leisure — 11.4%
Alsea SAB de CV	4,038,939	14,149,616
Domino’s Pizza Enterprises Ltd.	237,272	7,604,737
Domino’s Pizza Group plc	8,488,756	39,361,661
Evolution Gaming Group AB	164,221	8,995,986
Galaxy Entertainment Group Ltd.	5,684,834	51,610,179
Merlin Entertainments plc	3,305,114	16,072,110
MGM China Holdings Ltd.	10,406,800	26,851,895
Sands China Ltd.	4,937,800	26,550,864

		219,672,450

DIVERSIFIED FINANCIALS — 5.0%
Capital Markets — 5.0%
Hargreaves Lansdown plc	817,950	18,740,054
Japan Exchange Group, Inc.	1,781,213	32,893,976
St James’s Place plc	2,155,478	32,857,251

		84,491,281

ENERGY — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Royal Dutch Shell plc Class A	1,010,145	32,049,017

		32,049,017

FOOD & STAPLES RETAILING — 0.5%
Food & Staples Retailing — 0.5%
PriceSmart, Inc.	105,586	8,821,710

		8,821,710

FOOD, BEVERAGE & TOBACCO — 9.3%
Beverages — 2.0%
Fomento Economico Mexicano SAB de CV Sponsored ADR	363,419	33,227,399
Food Products — 3.8%
Danone S.A.	367,364	29,711,467
Kerry Group plc Class A	336,048	34,071,589
Tobacco — 3.5%
British American Tobacco plc	537,828	31,171,414
ITC Ltd.	7,324,419	28,636,586

		156,818,455

HEALTHCARE EQUIPMENT & SERVICES — 5.0%
Health Care Equipment & Supplies — 2.2%
Coloplast A/S Class B	175,368	14,779,471
Essilor International Cie Generale d’Optique S.A.	164,500	22,184,024

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Providers & Services — 2.8%
	Fresenius Medical Care AG & Co. KGaA	465,745	$47,553,829

			84,517,324

	HOUSEHOLD & PERSONAL PRODUCTS — 2.4%
	Personal Products — 2.4%
	Kose Corp.	196,300	40,752,474

			40,752,474

	MEDIA — 0.9%
	Media — 0.9%
a	Criteo S.A. ADR	577,757	14,929,241

			14,929,241

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.8%
	Biotechnology — 3.0%
a	Alkermes plc	467,877	27,118,151
	Grifols S.A.	851,938	24,120,620
	Pharmaceuticals — 5.8%
	AstraZeneca plc	561,329	38,554,266
	Bayer AG	385,258	43,512,186
	Yunnan Baiyao Group Co. Ltd. Class A	958,969	15,188,464

			148,493,687

	RETAILING — 12.0%
	Internet & Direct Marketing Retail — 10.0%
a	ASOS plc	286,697	27,995,633
a	Booking Holdings, Inc.	10,427	21,692,226
a	Boozt AB	2,230,815	19,770,571
a	Ctrip.com International Ltd. ADR	491,504	22,913,916
a	Yoox Net-A-Porter Group S.p.A.	887,938	41,298,883
a	Zalando SE	634,718	34,582,174
	Multiline Retail — 2.0%
	B&M European Value Retail S.A.	5,918,455	32,491,974

			200,745,377

	SOFTWARE & SERVICES — 25.7%
	Information Technology Services — 10.6%
	Cielo S.A.	3,933,863	24,653,296
	Mastercard, Inc. Class A	191,047	33,463,793
	Visa, Inc. Class A	282,380	33,778,296
	Wirecard AG	364,610	43,032,998
a	Worldpay, Inc. Class A	528,976	42,651,574
	Internet Software & Services — 15.1%
a	Alibaba Group Holding Ltd. Sponsored ADR	189,340	34,751,464
	Auto Trader Group plc	7,863,297	38,678,934
a	Baidu, Inc. Sponored ADR	134,192	29,950,312
	carsales.com Ltd.	2,733,510	28,363,862
a	iQIYI, Inc. ADR	597,970	9,298,434
a	Just Eat plc	3,553,804	34,822,152
	NetEnt AB	2,013,270	10,112,403
	Tencent Holdings Ltd.	625,200	32,629,590
a	Yandex N.V. Class A	886,136	34,958,065

			431,145,173

	TRANSPORTATION — 1.8%
	Airlines — 1.8%
a	Ryanair Holdings plc Sponored ADR	239,634	29,439,037

			29,439,037

	TOTAL COMMON STOCK (Cost $1,230,506,919)		1,564,577,075

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	SHORT-TERM INVESTMENTS — 7.9%
b	Thornburg Capital Management Fund	13,312,600	$133,126,002

	TOTAL SHORT-TERM INVESTMENTS (Cost $133,126,002)		133,126,002

	TOTAL INVESTMENTS — 101.1% (Cost $1,363,632,921)		$1,697,703,077

	LIABILITIES NET OF OTHER ASSETS — (1.1)%		(18,915,391)

	NET ASSETS — 100.0%		$1,678,787,686

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2018

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Great Britain Pound	BBH	Sell	73,278,000	4/6/2018	102,817,670	$–	$(1,641,270)

Net unrealized appreciation/depreciation							$(1,641,270)

*	Counterparty includes Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $1,230,506,919)	$1,564,577,075
Non-controlled affiliated issuer (cost $133,126,002)	133,126,002
Cash denominated in foreign currency (cost $615,171)	620,226
Receivable for investments sold	2,003,315
Receivable for fund shares sold	7,668,137
Dividends receivable	2,620,255
Dividend and interest reclaim receivable	892,549
Prepaid expenses and other assets	105,443

Total Assets	1,711,613,002

LIABILITIES

Payable for investments purchased	22,274,724
Payable for fund shares redeemed	7,018,479
Unrealized depreciation on forward currency contracts (Note 7)	1,641,270
Payable to investment advisor and other affiliates (Note 4)	1,385,690
Accounts payable and accrued expenses	503,840
Dividends payable	1,313

Total Liabilities	32,825,316

NET ASSETS	$1,678,787,686

NET ASSETS CONSIST OF

Accumulated net investment loss	$(352,986)
Net unrealized appreciation on investments	332,477,063
Accumulated net realized gain (loss)	51,909,637
Net capital paid in on shares of beneficial interest	1,294,753,972

$1,678,787,686

Semi-Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($128,460,290 applicable to 5,349,658 shares of beneficial interest outstanding - Note 5)	$24.01

Maximum sales charge, 4.50% of offering price	1.13

Maximum offering price per share	$25.14

Class C Shares:
Net asset value and offering price per share* ($95,400,985 applicable to 4,236,275 shares of beneficial interest outstanding - Note 5)	$22.52

Class I Shares:
Net asset value, offering and redemption price per share ($1,347,353,625 applicable to 54,510,151 shares of beneficial interest outstanding - Note 5)	$24.72

Class R3 Shares:
Net asset value, offering and redemption price per share ($9,747,367 applicable to 409,660 shares of beneficial interest outstanding - Note 5)	$23.79

Class R4 Shares:
Net asset value, offering and redemption price per share ($14,439,855 applicable to 604,710 shares of beneficial interest outstanding - Note 5)	$23.88

Class R5 Shares:
Net asset value, offering and redemption price per share ($39,819,497 applicable to 1,606,815 shares of beneficial interest outstanding - Note 5)	$24.78

Class R6 Shares:
Net asset value, offering and redemption price per share ($43,566,067 applicable to 1,753,387 shares of beneficial interest outstanding - Note 5)	$24.85

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg International Growth Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $331,161)	$6,824,859
Non-controlled affiliated issuer	957,905

Total Income	7,782,764

EXPENSES

Investment advisory fees (Note 4)	6,391,287
Administration fees (Note 4)
Class A Shares	72,044
Class C Shares	52,013
Class I Shares	383,151
Class R3 Shares	5,721
Class R4 Shares	8,909
Class R5 Shares	14,044
Class R6 Shares	5,680
Distribution and service fees (Note 4)
Class A Shares	162,178
Class C Shares	469,197
Class R3 Shares	25,650
Class R4 Shares	19,772
Transfer agent fees
Class A Shares	74,444
Class C Shares	52,972
Class I Shares	394,809
Class R3 Shares	19,716
Class R4 Shares	62,495
Class R5 Shares	65,691
Class R6 Shares	1,456
Registration and filing fees
Class A Shares	9,318
Class C Shares	9,080
Class I Shares	12,993
Class R3 Shares	6,297
Class R4 Shares	6,297
Class R5 Shares	6,335
Class R6 Shares	7,349
Custodian fees (Note 2)	162,376
Professional fees	49,886
Trustee and officer fees (Note 4)	33,664
Other expenses	57,822

Total Expenses	8,642,646

Less:
Expenses reimbursed by investment advisor (Note 4)	(148,437)

Net Expenses	8,494,209

Net Investment Loss	$(711,445)

Semi-Annual Report  |  13

Statement of Operations, Continued

Thornburg International Growth Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$64,094,439
Forward currency contracts (Note 7)	(1,520,245)
Foreign currency transactions	620,428

63,194,622

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $119,703)	2,501,388
Forward currency contracts (Note 7)	(1,641,270)
Foreign currency translations	20,818

880,936

Net Realized and Unrealized Gain	64,075,558

Net Increase in Net Assets Resulting from Operations	$63,364,113

See notes to financial statements.

14  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg International Growth Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income (loss)	$(711,445)	$4,391,619
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	63,194,622	54,252,107
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	880,936	207,472,745

Net Increase in Net Assets Resulting from Operations	63,364,113	266,116,471

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	–	(33,259)
Class I Shares	–	(2,772,232)
Class R4 Shares	–	(1,560)
Class R5 Shares	–	(109,111)
Class R6 Shares	–	(39,079)

From realized gains
Class A Shares	(4,353,047)	–
Class C Shares	(3,292,844)	–
Class I Shares	(39,027,537)	–
Class R3 Shares	(362,877)	–
Class R4 Shares	(585,837)	–
Class R5 Shares	(1,479,338)	–
Class R6 Shares	(427,324)	–

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	5,258,229	(68,891,176)
Class C Shares	4,442,953	(24,825,716)
Class I Shares	206,539,062	(105,022,196)
Class R3 Shares	(833,404)	(4,722,550)
Class R4 Shares	(2,896,630)	(29,943,271)
Class R5 Shares	(6,288,620)	(29,956,856)
Class R6 Shares	31,672,137	2,247,588

Net Increase in Net Assets	251,729,036	2,047,053

NET ASSETS

Beginning of Period	1,427,058,650	1,425,011,597

End of Period	$1,678,787,686	$1,427,058,650

Includes accumulated net investment loss and accumulated net investment income, respectively	$(352,986)	$358,459

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  15

Notes to Financial Statements

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,363,632,921

Gross unrealized appreciation on a tax basis	361,483,351
Gross unrealized depreciation on a tax basis	(27,413,195)

Net unrealized appreciation (depreciation) on investments (tax basis)	$334,070,156

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,564,577,075	$1,564,577,075	$–	$–
Short Term Investment	133,126,002	133,126,002	–	–

Total Investments in Securities	$1,697,703,077	$1,697,703,077	$–	$–

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3

Other Financial Instruments**
Spot Currency	$3,218	$3,218	$–	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,641,270)	$–	$(1,641,270)	$–
Spot Currency	(12,504)	(12,504)	–	–

Total Other Financial Instruments	$(1,653,774)	$(12,504)	$(1,641,270)	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.82% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $20,027 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,497 from redemptions of Class C shares of the Fund.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,629 for Class I shares, $24,356 for Class R3 shares, $55,108 for Class R4 shares, $55,284 for Class R5 shares, and $12,060 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.71%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$ 113,407,454	$271,230,524	$(251,511,976)	$–	$–	$133,126,002	$957,905	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,028,536	$24,663,680	1,524,481	$32,559,158
Shares issued to shareholders in reinvestment of dividends	176,065	3,991,389	1,301	30,926
Shares repurchased	(970,069)	(23,396,840)	(5,218,623)	(101,481,260)

Net increase (decrease)	234,532	$5,258,229	(3,692,841)	$(68,891,176)

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	481,439	$10,850,739	476,447	$9,727,710
Shares issued to shareholders in reinvestment of dividends	141,824	3,023,696	–	–
Shares repurchased	(417,720)	(9,431,482)	(1,848,320)	(34,553,426)

Net increase (decrease)	205,543	$4,442,953	(1,371,873)	$(24,825,716)

Class I Shares
Shares sold	12,991,278	$321,719,443	14,858,952	$318,552,650
Shares issued to shareholders in reinvestment of dividends	1,552,672	36,192,788	109,759	2,578,227
Shares repurchased	(6,143,413)	(151,373,169)	(21,227,762)	(426,153,073)

Net increase (decrease)	8,400,537	$206,539,062	(6,259,051)	$(105,022,196)

Class R3 Shares
Shares sold	73,912	$1,758,151	134,140	$2,780,591
Shares issued to shareholders in reinvestment of dividends	12,148	273,090	–	–
Shares repurchased	(121,295)	(2,864,645)	(375,435)	(7,503,141)

Net decrease	(35,235)	$(833,404)	(241,295)	$(4,722,550)

Class R4 Shares
Shares sold	181,735	$4,314,780	371,414	$7,282,773
Shares issued to shareholders in reinvestment of dividends	11,955	269,581	30	703
Shares repurchased	(313,929)	(7,480,991)	(1,792,234)	(37,226,747)

Net decrease	(120,239)	$(2,896,630)	(1,420,790)	$(29,943,271)

Class R5 Shares
Shares sold	248,030	$6,166,432	618,222	$13,028,340
Shares issued to shareholders in reinvestment of dividends	63,259	1,478,350	4,628	109,043
Shares repurchased	(562,093)	(13,933,402)	(2,123,484)	(43,094,239)

Net decrease	(250,804)	$(6,288,620)	(1,500,634)	$(29,956,856)

Class R6 Shares
Shares sold	1,356,425	$34,214,120	1,356,236	$26,361,838
Shares issued to shareholders in reinvestment of dividends	18,246	427,324	1,659	39,079
Shares repurchased	(119,865)	(2,969,307)	(1,155,373)	(24,153,329)

Net increase	1,254,806	$31,672,137	202,522	$2,247,588

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $426,094,260 and $199,845,260, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal

22  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2018 was $45,235,646.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

Forward currency contracts were entered into with Brown Brothers Harriman & Co. (“BBH”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(1,520,245)	$(1,520,245)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(1,641,270)	$(1,641,270)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  23

Financial Highlights

Thornburg International Growth Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$23.85	(0.04)	1.01	0.97	–	(0.81)	(0.81)	$24.01
2017(b)	$19.22	(0.01)	4.65	4.64	(0.01)	–	(0.01)	$23.85
2016(b)	$17.78	– (e)	1.45	1.45	(0.01)	–	(0.01)	$19.22
2015(b)	$19.10	(0.01)	(0.33)	(0.34)	–	(0.98)	(0.98)	$17.78
2014(b)	$20.54	0.02	(0.89)	(0.87)	–	(0.57)	(0.57)	$19.10
2013(b)	$15.78	(0.01)	4.77	4.76	–	–	–	$20.54

CLASS C SHARES

2018(c)	$22.50	(0.13)	0.96	0.83	–	(0.81)	(0.81)	$22.52
2017	$18.26	(0.13)	4.37	4.24	–	–	–	$22.50
2016	$17.01	(0.13)	1.38	1.25	–	–	–	$18.26
2015	$18.45	(0.14)	(0.32)	(0.46)	–	(0.98)	(0.98)	$17.01
2014	$20.01	(0.13)	(0.86)	(0.99)	–	(0.57)	(0.57)	$18.45
2013	$15.49	(0.14)	4.66	4.52	–	–	–	$20.01

CLASS I SHARES

2018(c)	$24.48	– (e)	1.05	1.05	–	(0.81)	(0.81)	$24.72
2017	$19.69	0.10	4.75	4.85	(0.06)	–	(0.06)	$24.48
2016	$18.20	0.08	1.49	1.57	(0.08)	–	(0.08)	$19.69
2015	$19.51	0.02	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51
2013	$16.04	0.07	4.85	4.92	–	–	–	$20.96

CLASS R3 SHARES

2018(c)	$23.66	(0.06)	1.00	0.94	–	(0.81)	(0.81)	$23.79
2017	$19.07	(0.01)	4.60	4.59	–	–	–	$23.66
2016	$17.66	– (e)	1.42	1.42	(0.01)	–	(0.01)	$19.07
2015	$18.99	(0.02)	(0.33)	(0.35)	–	(0.98)	(0.98)	$17.66
2014	$20.46	– (e)	(0.90)	(0.90)	–	(0.57)	(0.57)	$18.99
2013	$15.73	(0.03)	4.76	4.73	–	–	–	$20.46

CLASS R4 SHARES

2018(c)	$23.73	(0.05)	1.01	0.96	–	(0.81)	(0.81)	$23.88
2017	$19.11	0.01	4.61	4.62	– (g)	–	–	$23.73
2016	$17.68	0.01	1.43	1.44	(0.01)	–	(0.01)	$19.11
2015	$19.00	0.02	(0.36)	(0.34)	–	(0.98)	(0.98)	$17.68
2014	$20.45	0.01	(0.89)	(0.88)	–	(0.57)	(0.57)	$19.00
2013	$15.70	(0.01)	4.76	4.75	–	–	–	$20.45

CLASS R5 SHARES

2018(c)	$24.54	– (e)	1.05	1.05	–	(0.81)	(0.81)	$24.78
2017	$19.73	0.08	4.79	4.87	(0.06)	–	(0.06)	$24.54
2016	$18.25	0.09	1.47	1.56	(0.08)	–	(0.08)	$19.73
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55
2013	$16.07	0.07	4.87	4.94	–	–	–	$21.01

CLASS R6 SHARES

2018(c)	$24.59	0.06	1.01	1.07	–	(0.81)	(0.81)	$24.85
2017	$19.77	0.09	4.81	4.90	(0.08)	–	(0.08)	$24.59
2016	$18.29	0.11	1.47	1.58	(0.10)	–	(0.10)	$19.77
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59
2013(h)	$17.54	0.46	3.05	3.51	–	–	–	$21.05

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (Loss) is less than 0.01%.
(g)	Dividends from net investment income per share were less than $(0.01).
(h)	Effective date of this class of shares was February 01, 2013.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg International Growth Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(0.38	)(d)	1.35	(d)	1.35	(d)	1.35	(d)	4.27	13.95	$128,460
(0.05)		1.42		1.42		1.43		24.12	60.88	$121,989
0.03		1.39		1.39		1.39		8.23	104.60	$169,248
(0.06)		1.42		1.42		1.42		(2.01)	92.01	$220,897
0.07		1.33		1.33		1.33		(4.46)	106.18	$508,044
(0.06)		1.41		1.41		1.42		30.16	89.17	$580,194

(1.12	)(d)	2.10	(d)	2.10	(d)	2.10	(d)	3.90	13.95	$95,401
(0.69)		2.15		2.15		2.16		23.22	60.88	$90,689
(0.73)		2.15		2.15		2.15		7.35	104.60	$98,633
(0.77)		2.20		2.20		2.20		(2.72)	92.01	$108,062
(0.65)		2.09		2.09		2.09		(5.19)	106.18	$146,399
(0.81)		2.15		2.15		2.17		29.18	89.17	$116,453

0.01	(d)	0.99	(d)	0.99	(d)	0.99	(d)	4.50	13.95	$1,347,354
0.50		0.99		0.99		1.03		24.66	60.88	$1,128,804
0.45		0.99		0.99		1.00		8.63	104.60	$1,030,921
0.47		0.99		0.99		1.01		(1.58)	92.01	$1,079,791
0.47		0.98		0.98		0.98		(4.09)	106.18	$1,171,032
0.38		0.99		0.99		1.04		30.67	89.17	$737,536

(0.54	)(d)	1.50	(d)	1.50	(d)	1.98	(d)	4.18	13.95	$9,747
(0.03)		1.50		1.50		2.08		24.07	60.88	$10,525
(0.02)		1.50		1.50		2.04		8.03	104.60	$13,086
(0.13)		1.50		1.50		1.98		(2.03)	92.01	$15,851
–	(f)	1.50		1.50		1.86		(4.63)	106.18	$22,739
(0.15)		1.50		1.50		2.01		30.07	89.17	$13,982

(0.46	)(d)	1.39	(d)	1.39	(d)	2.09	(d)	4.25	13.95	$14,440
0.07		1.40		1.40		1.84		24.19	60.88	$17,200
0.04		1.40		1.40		1.68		8.17	104.60	$40,999
0.10		1.40		1.40		1.65		(1.97)	92.01	$38,038
0.04		1.39		1.39		1.63		(4.53)	106.18	$38,575
(0.04)		1.38		1.38		1.68		30.25	89.17	$26,441

(0.01	)(d)	0.99	(d)	0.99	(d)	1.23	(d)	4.48	13.95	$39,820
0.40		0.99		0.99		1.28		24.68	60.88	$45,591
0.45		0.99		0.99		1.21		8.56	104.60	$66,271
0.46		0.99		0.99		1.20		(1.53)	92.01	$66,646
0.46		0.99		0.99		1.18		(4.15)	106.18	$69,217
0.35		0.99		0.99		1.22		30.74	89.17	$43,209

0.49	(d)	0.89	(d)	0.89	(d)	1.04	(d)	4.56	13.95	$43,566
0.44		0.89		0.89		1.03		24.82	60.88	$12,261
0.60		0.89		0.89		1.34		8.65	104.60	$5,854
0.66		0.89		0.89		1.43		(1.43)	92.01	$4,191
0.58		0.89		0.89		1.34		(4.05)	106.18	$3,950
2.21	(d)	0.89	(d)	0.89	(d)	11.83	(d)(i)	20.01	89.17	$2,553

Semi-Annual Report  |  25

Expense Example

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,042.70	$6.88
Hypothetical*	$1,000.00	$1,018.20	$6.79

CLASS C SHARES

Actual	$1,000.00	$1,039.00	$10.68
Hypothetical*	$1,000.00	$1,014.46	$10.55

CLASS I SHARES

Actual	$1,000.00	$1,045.00	$5.05
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R3 SHARES

Actual	$1,000.00	$1,041.80	$7.64
Hypothetical*	$1,000.00	$1,017.45	$7.54

CLASS R4 SHARES

Actual	$1,000.00	$1,042.50	$7.08
Hypothetical*	$1,000.00	$1,018.00	$6.99

CLASS R5 SHARES

Actual	$1,000.00	$1,044.80	$5.05
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R6 SHARES

Actual	$1,000.00	$1,045.60	$4.54
Hypothetical*	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.35%; C: 2.10%; I: 0.99%; R3: 1.50%; R4: 1.39%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg International Growth Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1409

Semi-Annual Report

March 31, 2018

THORNBURG

INVESTMENT

INCOME BUILDER

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Investment Income Builder Fund

Semi-Annual Report  ^   March 31, 2018

Table of Contents

Letter to Shareholders.	4

The Dividend Landscape	8

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholders:

This letter will highlight the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month period ended March 31, 2018. In addition, we will comment on the evolving investment landscape.

Thornburg Investment Income Builder Fund paid dividends of $0.512 per Class I share in the six months ended March 31, 2018, up 22% from the $0.419 per share paid in the comparable prior-year period. The dividends per share were lower on the Class A, C, R3, R4, and R5 shares, and higher for Class R6 shares, to account for varying class-specific expenses.

The net asset value of the Fund’s Class I shares declined by $0.29 per share during the six-month period, from $21.65 to $21.36, giving a total return including dividends of 0.99%. The Fund’s total return for the six-month period underperformed the blended index of 75% MSCI World Index/25% Bloomberg Barclays U.S Aggregate Bond Index total return of 2.89%. Performance relative to the blended index for all share classes over various periods is set forth on page 10.

The quarter ended March 31, 2018 was the 61st full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 45 of these quarters the Fund delivered a positive total return. Your Fund has delivered positive total returns in 13 of its 15 calendar years of existence. As of March 31, 2018, Thornburg Investment Income Builder has delivered tax efficient average annual total returns of more than 9.4% since its inception. The Fund’s dividends and net asset value increased at average annual rates of 4.5% and 3.6%, respectively, from 2003 to 2017.

We do not expect to pay any capital gain dividend for 2018. At March 31, 2018 the Fund had realized capital losses of more than $700 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Dividend increases from your Fund’s equity portfolio holdings drove a majority of the year-over-year increase in the dividend paid by Thornburg Investment Income Builder. We were also helped by special dividends paid by CME Group and GE Baker Hughes, as well as by a positive translation effect for dividends paid by most of the Fund’s foreign equities (as foreign currencies strengthened against the U.S. dollar). We are optimistic that a significant majority of your Fund’s equities will pay higher regular dividends in their home currencies in 2018. However, it is too early to know if we will be able to capture special dividends this year.

In assessing the performance of Thornburg Investment Income Builder for the period under review, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2018. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index):

1.	The MSCI World Index showed a return of 4.15% for the six months ended March 31, 2018. Eight of eleven index sectors showed positive total returns, with individual sector returns ranging from 12% (information technology) to negative 4% (telecommunications). Only stocks in the consumer discretionary sector joined technology stocks in outperforming the index, an unusually narrow channel of relative outperformance. Stocks of firms in the utilities and health care sectors joined telecommunications sector stocks in delivering modest negative returns for the period, while stocks of firms in the other six sectors were modestly positive, on average.

2.	Income Builder Fund investments in firms in the following sectors comprised the largest average sector weightings in the Fund portfolio during the semi-annual period:

•	Financials (27% average equity weighting)

•	Telecommunications (17% average equity weighting)

•	Energy (13% average equity weighting)

•	Industrials (7% average equity weighting)

•	Health care (7% average equity weighting)

•	Information technology (7% average equity weighting)

•	Consumer staples (6% average equity weighting)

•	Consumer discretionary (5% average equity weighting)

3.	The Fund’s performance relative to the MSCI World Index was hurt by the comparatively large weight of our holdings in the telecommunications sector, the comparatively low weightings of our holdings in the information technology and consumer discretionary sectors (sectors with fewer companies paying attractive dividends), and the sluggish performance of our holdings in the consumer staples sector. The Fund’s performance was helped by comparative outperformance from our holdings in the financial sector.

4.	In the Income Builder portfolio, 27 equity investments contributed positive returns of at least .05% (five basis points) to the portfolio during the semi-annual period, considering both portfolio weights and individual security returns. Twenty one of the Fund’s equity investments contributed returns of negative 0.05% or worse for the period. Three of these were sold to fund other investments.

Investment Income Builder’s bond holdings delivered breakeven returns during the semi-annual period.

Your Fund’s average return from equity investments in the financial sector exceeded the performance of the equities in the finance sector of the MSCI World Index in the semi-annual period. Fund investments in JPMorgan Chase, CME Group, DBS Group Holdings, Itau Unibanco Holding, Deutsche Boerse, and NN Group were among the strongest performers in the portfolio. HSBC Holdings, ING Groep, MFA Financial, and BNP Paribas each detracted from Fund performance. The

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

latter three holdings also contributed strongly to the Fund’s performance in the prior fiscal year, while HSBC was a recent addition.

Your Fund’s significant holdings in the telecommunications sector were the largest detractor from relative performance vis-á-vis the index. England’s BT Group, China Mobile, the Netherlands’ KPN, and AT&T each delivered negative returns, accounting for most of the drag. French multi-national Orange and Norway’s Telenor each delivered positive returns, but these were insufficient to offset the performance laggards. We see expanding consumer and business demand for digital communications around the world, using both wireless and terrestrial networks. Your Fund’s communications services firms face varied competitive and regulatory landscapes, and each of these pay interesting dividends. You can expect us to prioritize investments in those firms that we believe can grow their customer bases while managing operating expenses and capital budgets well enough to sustain and grow these dividends over time. In most geographies, there are a small number of competitors, relative to many other industries.

Among Income Builder’s investments in the energy sector, Royal Dutch Shell, refiner Valero Energy, multinational integrated energy firm Total, Russia’s Lukoil, and Italy’s ENI each made significant positive contributions to portfolio performance in the semi-annual period. The price of oil rose by approximately 21% over the six months, providing a tailwind to share prices and dividend payment capacity for virtually all your Fund’s energy sector investments. Global demand for oil and gas has increased, even as exploration and resource development budgets have been cut. We expect global oil prices to be sustained at levels that should allow producers to generate free cash flows in the coming quarters. Current oil prices could be at risk of declining if there were a notable increase in investments to sustain aging fields and develop new resources or if we were to see material improvements in new energy technologies.

The performance of Investment Income Builder’s holdings in the health care sector was disappointing during the semi-annual period. Novartis, AstraZeneca, Roche Holding, and Merck each generated negative returns that significantly lagged the overall market. The latter two of these delivered promising results for cancer fighting immuno-therapies in large-scale patient trials. Political rhetoric has turned against for-profit health care firms. We have modestly reduced your Fund’s investment exposure to this sector.

Your Fund’s investments in the information technology sector delivered strong returns, led by Taiwan Semiconductor, Advanced Semiconductor Engineering, Qualcomm, and Thailand’s optical fiber network provider Jasmine Broadband Infrastructure. Korea’s Samsung Electronics continued to deliver strong business results although its share price declined in the period under review. Most firms in the rapidly evolving technology sector do not pay interesting dividends, and consequently Thornburg Investment Income Builder has traditionally been underweight investments in firms from this sector.

Income Builder investments in firms in the industrials sector delivered only slightly positive returns during the period under review, although the companies maintained solid fundamental momentum. Traffic growth on our European toll road holdings (Vinci, Atlantia) was encouraging, as was passenger growth for our various airport operators (Ferrovial, Sydney Airport, AENA). Importantly, most of these investments have growing dividends.

Your Fund’s investments in the consumer discretionary sector lagged the performance of this sector in the index portfolio during the six-month period, mostly due to lower overall exposure to the sector. Home Depot, Las Vegas Sands, and vehicle manufacturer Daimler were solid positive contributors to portfolio performance. No investments from this group were significant detractors.

Income Builder investments in the consumer staples sector delivered disappointing performance for the semi-annual period. Share prices of Nestle Corporation, Walgreens Boots Alliance, and CVS Health each declined, and a modest positive contribution from Korea’s KT&G was insufficient to offset the negatives. We added to your Fund’s investments in Nestle and Walgreens after their share prices dropped sharply during the March quarter. We sold the investment in CVS Health following its announcement of an expensive proposal to acquire Aetna.

Among other portfolio holdings, notable contributors included European utilities Electricite de France and ENEL, chemicals producer LyondellBasell, miner Norilsk Nickel and cellular communications tower owner Crown Castle International. Negative contributors included Washington REIT and institutional real estate manager Colony NorthStar.

The value of the U.S. dollar generally declined by low single-digit percentages vis-á-vis major world currencies during semi-annual period. We hedged a majority of the currency exposure to the Australian dollar, Japanese yen, Chinese Yuan, the euro and other European currencies tied to the euro. Currency hedges hurt your Fund’s performance _relative_ to the MSCI World Index by approximately one percentage point during the period, since we did not fully participate in the appreciation of foreign currencies against the U.S. dollar. We are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Bloomberg Barclays U.S. Aggregate Bond Index. Yields on U.S. government bonds with maturities between one and ten years rose by amounts ranging between 0.4% to 0.8% over the semi-annual period, with benchmark 10-year U.S. Treasury Note rates rising from 2.33% to 2.74%. The FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields rose in line with government bonds by 0.62% during the fiscal period, from 5.39% to 5.97%. The Fund’s bond portfolio had an effective duration of approximately 4.4 years as of March 31, 2018.

Semi-Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

Readers of this commentary who are long time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from around 9% currently to 45% at June 30, 2009.

Chart I	|	Interest-Bearing Investments as a Percentage of Total Portfolio as of March 31, 2017

As of March 31st, the Fund portfolio included more than 80 bonds and hybrid securities.

Today, investors debate the future direction of the economies of China, Europe, various emerging markets, and the U.S. They consider potential policy actions by the U.S. Federal Reserve and other central banks, Congress, the Trump administration, and foreign government regulatory and policy actions, including trade policies. Many political and macroeconomic issues remain open, but people around the world will continue to buy goods and services and trade with one another. Importantly, overall global consumer spending is growing in 2018, along with global industrial production and global population. Most macroeconomic indicators around the world positively surprised in 2017 and the first quarter of 2018, with the U.S. a relative laggard.

Owing to strong recent results, aggregate earnings expectations for the MSCI All Country World Index for 2018 have improved in recent months, along with global economic growth expectations. Most firms held in Thornburg Investment Income Builder’s portfolio are also expected to deliver positive year-over-year growth in earnings and dividends in 2018. These positive trends continue to support a rotation of investor preferences from more defensive debt and equity assets to more economically sensitive assets, though with increasing debate around valuation and the expected duration of the global economic growth cycle. Following passage of significant changes to U.S. corporate and personal income tax laws, it appears that political gridlock will prevail in Washington DC in 2018. The U.S. Federal Reserve has stepped up the pace of Federal Funds target rate hikes, moving the target from 0.75% to 1.75% over the last five quarters. In contrast, most major central banks around the world continue to pursue very easy monetary conditions, which artificially suppress interest rates.

While low interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 2.2% in 2009 to less than 0.7% in 2015, according to Statistics of Income published by the Internal Revenue Service.

Investors must consider other options. U.S. banks offer below-inflation yields on most deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by visiting our web site, www.thornburg.com/IIB. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA
Portfolio Manager	Portfolio Manager
Chief Investment Officer and Managing Director	CEO, President, and Managing Director

Ben Kirby, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

6  |  Semi-Annual Report

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Semi-Annual Report  |  7

The Dividend Landscape

Thornburg Investment Income Builder Fund  |  March 31, 2018

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Payout Ratio

Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”

by Robert J. Shiller, through 1998 (uses reported earnings).

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet as of 12/31/17

Past performance does not guarantee future results.

8  |  Semi-Annual Report

The Dividend Landscape, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018

The Top 100 Dividend Yields

	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	45%	33%
Financials	14%	29%
Utilities	10%	4%
Consumer Discretionary	9%	13%
Energy	7%	7%
Consumer Staples	4%	2%
Industrials	3%	5%
Telecommunication Services	3%	4%
Information Technology	2%	1%
Materials	2%	1%
Health Care	1%	1%

Source: FactSet as of March 31, 2018.

Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of March 31, 2018.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 59% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 62% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Semi-Annual Report  |  9

Performance Summary

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 12/24/02)
Without sales charge	7.98%	3.91%	5.53%	5.77%	9.41%

With sales charge	3.11%	2.32%	4.56%	5.28%	9.08%

Class C Shares (Incep: 12/24/02)
Without sales charge	7.22%	3.16%	4.77%	5.04%	8.73%

With sales charge	6.22%	3.16%	4.77%	5.04%	8.73%

Class I Shares (Incep: 11/3/03)	8.34%	4.24%	5.87%	6.11%	8.72%

Class R3 Shares (Incep: 2/1/05)	7.65%	3.57%	5.20%	5.48%	7.15%

Class R4 Shares (Incep: 2/1/08)	7.75%	3.66%	5.31%	5.56%	5.21%

Class R5 Shares (Incep: 2/1/07)	8.20%	4.11%	5.74%	6.00%	6.00%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	8.74%

MSCI THE WORLD INDEX Net (USD)	13.59%	7.97%	9.70%	5.90%	8.57%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.35%; C shares, 2.10%; I shares, 1.09%; R3 shares, 1.72%; R4 shares, 1.67%; R5 shares, 1.32%; R6 shares, 1.32%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.70%; R4 shares, 1.60%; R5 shares, 1.19%; R6 shares, 1.00%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 3/31/18 (A Shares): 2.95%

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index is comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The MSCI country indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index, rebalanced monthly.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

10  |  Semi-Annual Report

Fund Summary

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

PORTFOLIO COMPOSITION

TOP TEN EQUITY HOLDINGS

CME Group, Inc.	3.9%
China Mobile Ltd.	3.5%
Royal Dutch Shell plc	3.5%
JPMorgan Chase & Co.	3.1%
Roche Holding AG	2.9%
Orange S.A.	2.8%
NN Group N.V.	2.7%
Electricite de France S.A.	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
The Home Depot, Inc.	2.2%

SECTOR EXPOSURE

(percent of equity holdings)

Financials	28.0%
Telecommunication Services	14.5%
Energy	12.3%
Health Care	8.5%
Industrials	7.0%
Consumer Staples	6.5%
Information Technology	6.2%
Consumer Discretionary	5.7%
Utilities	3.8%
Real Estate	3.5%
Materials	3.1%
Other	0.5%
Financials	0.2%
Energy	0.1%
Telecommunication Services	0.1%

COUNTRY EXPOSURE*

(percent of Fund)

United States	36.8%
France	10.8%
Netherlands	9.0%
Switzerland	8.8%
United Kingdom	6.6%
Italy	5.0%
China	3.6%
Taiwan	3.2%
South Korea	2.4%
Germany	2.2%
Russian Federation	1.7%
Spain	1.3%
Hong Kong	1.2%
Canada	1.0%
Sweden	0.8%
Australia	0.7%
South Africa	0.7%
Norway	0.5%
Thailand	0.4%
Jamaica	0.3%
Cayman Islands	0.3%
Singapore	0.2%
Brazil	0.2%
Colombia	0.2%
Trinidad And Tobago	0.1%
Ireland	0.1%
Japan	0.1%
Belgium	0.1%
Chile	0.1%
Panama	0.0%	**
Other Assets Less Liabilities	1.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  11

Fund Summary, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

QUARTERLY DIVIDEND HISTORY, CLASS A

YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

12  |  Semi-Annual Report

Fund Summary, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

EVOLUTION OF INDUSTRY GROUP EXPOSURE

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 3/31/2018

Telecommunication Services	14.5%
[INDUSTRY]Diversified Financials	13.6%
[INDUSTRY]Energy	12.5%
Banks	9.2%
Pharmaceuticals, Biotechnology & Life Sciences	8.5%
[INDUSTRY]Semiconductors & Semiconductor Equipment	5.4%
[INDUSTRY]Insurance	5.2%
[INDUSTRY]Food, Beverage & Tobacco	4.7%
[INDUSTRY]Capital Goods	4.1%
Utilities	3.8%

As of 9/30/2017

Telecommunication Services	19.5%
Diversified Financials	12.9%
Energy	12.0%
Banks	9.1%
Pharma, Biotech & Life Sciences	6.9%
Semiconductors & Equipment	4.9%
Insurance	4.8%
Utilities	4.4%
Transportation	3.8%
Food & Staples Retailing	3.7%

As of 12/31/2017

Telecommunication Services	18.3%
Energy	13.0%
Diversified Financials	12.5%
Banks	9.5%
Pharma, Biotech & Life Sciences	6.7%
Semiconductors & Equipment	5.5%
Insurance	4.4%
Utilities	4.2%
Food, Beverage & Tobacco	4.1%
Real Estate	3.6%

As of 6/30/2017

Telecommunication Services	19.8%
Diversified Financials	13.4%
Energy	10.7%
Banks	10.3%
Pharma, Biotech & Life Sciences	6.7%
Insurance	4.7%
Semiconductors & Equipment	4.4%
Utilities	4.0%
Food & Staples Retailing	3.9%
Transportation	3.8%

Semi-Annual Report  |  13

Schedule of Investments

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 90.4%

	AUTOMOBILES & COMPONENTS — 1.1%
	Automobiles — 1.1%
a	Daimler AG	2,068,003	$175,499,245

			175,499,245

	BANKS — 8.3%
	Banks — 8.3%
	BNP Paribas S.A.	3,598,572	266,424,445
	DBS Group Holdings Ltd.	1,810,200	37,967,052
	HSBC Holdings plc	15,005,301	141,484,589
	ING Groep N.V.	14,400,300	242,748,172
	JPMorgan Chase & Co.	4,325,000	475,620,250
	Swedbank AB Class A	5,201,400	116,489,233

			1,280,733,741

	CAPITAL GOODS — 4.2%
	Aerospace & Defense — 0.7%
	BAE Systems plc	13,259,400	108,157,540
	Construction & Engineering — 1.5%
	Ferrovial S.A.	3,068,600	64,055,733
	Vinci S.A.	1,713,219	168,431,581
	Electrical Equipment — 0.5%
	ABB Ltd.	2,990,200	71,064,167
	Industrial Conglomerates — 1.5%
	Hopewell Holdings Ltd.	30,726,340	117,844,694
	Jasmine Broadband Internet Infrastructure Fund	177,442,000	66,391,794
	NWS Holdings Ltd.	25,000,000	45,361,008

			641,306,517

	CONSUMER SERVICES — 1.9%
	Hotels, Restaurants & Leisure — 1.9%
	Las Vegas Sands Corp.	3,840,712	276,147,193
	Sands China Ltd.	3,897,200	20,955,491

			297,102,684

	DIVERSIFIED FINANCIALS — 12.4%
	Capital Markets — 9.8%
b	Apollo Investment Corp.	24,368,156	127,201,774
	Ares Capital Corp.	15,132,345	240,150,315
	CME Group, Inc.	3,736,541	604,348,141
	Deutsche Boerse AG	974,200	132,576,673
b	Solar Capital Ltd.	4,607,900	93,586,449
	UBS Group AG	17,095,972	300,341,893
	Mortgage Real Estate Investment Trusts — 2.6%
	Chimera Investment Corp.	6,750,000	117,517,500
	Granite Point Mortgage Trust, Inc.	1,417,500	23,445,450
b	MFA Financial, Inc.	34,220,151	257,677,737

			1,896,845,932

	ENERGY — 11.2%
	Oil, Gas & Consumable Fuels — 11.2%
	Eni S.p.A.	16,927,752	297,601,141
	LUKOIL PJSC Sponored ADR	721,500	49,942,230
a,c,d	Malamute Energy, Inc.	12,439	130,610
	ONEOK, Inc.	4,209,400	239,599,048
	Royal Dutch Shell plc ADR Class A	8,343,000	532,366,830
	Suncor Energy, Inc.	3,900,000	134,676,912
	TOTAL S.A.	5,149,300	292,277,586
	Valero Energy Corp.	1,898,272	176,102,693

			1,722,697,050

14  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
FOOD & STAPLES RETAILING — 1.6%
Food & Staples Retailing — 1.6%
Walgreens Boots Alliance, Inc.	3,821,906	$250,220,186

		250,220,186

FOOD, BEVERAGE & TOBACCO — 4.3%
Food Products — 1.7%
Nestle S.A.	3,184,200	251,871,552
Tobacco — 2.6%
British American Tobacco plc	2,409,700	139,661,298
KT&G Corp.	2,808,000	263,439,347

		654,972,197

INSURANCE — 4.7%
Insurance — 4.7%
Assicurazioni Generali S.p.A.	2,197,747	42,253,392
AXA S.A.	2,861,900	76,062,758
Gjensidige Forsikring ASA	4,110,476	75,300,346
Legal & General Group plc	32,707,000	118,299,123
NN Group N.V.	9,304,300	412,602,970

		724,518,589

MATERIALS — 2.8%
Chemicals — 1.2%
LyondellBasell Industries N.V. Class A	1,715,000	181,241,200
Metals & Mining — 1.6%
Glencore plc	7,458,900	37,024,612
MMC Norilsk Nickel PJSC ADR	11,359,000	211,218,700

		429,484,512

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.7%
Pharmaceuticals — 7.7%
AstraZeneca plc	1,704,300	117,057,973
Merck & Co., Inc.	4,643,625	252,938,254
Novartis AG	3,532,900	285,514,492
Pfizer, Inc.	2,502,048	88,797,683
Roche Holding AG	1,917,400	439,437,594

		1,183,745,996

REAL ESTATE — 3.2%
Equity Real Estate Investment Trusts — 3.2%
Colony NorthStar, Inc. Class A	7,462,000	41,936,440
Crown Castle International Corp.	1,996,101	218,792,630
Lamar Advertising Co. Class A	1,621,351	103,215,205
Outfront Media, Inc.	2,315,000	43,383,100
Washington Real Estate Investment Trust	2,973,840	81,185,832

		488,513,207

RETAILING — 2.2%
Specialty Retail — 2.2%
Home Depot, Inc.	1,856,181	330,845,701

		330,845,701

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.9%
Semiconductors & Semiconductor Equipment — 4.9%
Advanced Semiconductor Engineering, Inc.	60,164,954	86,975,780
QUALCOMM, Inc.	4,900,000	271,509,000
Taiwan Semiconductor Manufacturing Co., Ltd.	47,908,000	400,917,515

		759,402,295

Semi-Annual Report  |  15

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	TECHNOLOGY HARDWARE & EQUIPMENT — 0.7%
	Technology Hardware, Storage & Peripherals — 0.7%
	Samsung Electronics Co., Ltd.	46,073	$105,986,486

			105,986,486

	TELECOMMUNICATION SERVICES — 13.1%
	Diversified Telecommunication Services — 7.7%
	AT&T, Inc.	8,947,800	318,989,070
	BT Group plc	53,616,284	171,133,886
	CenturyLink, Inc.	4,581,493	75,273,930
	Koninklijke KPN N.V.	63,810,100	191,341,342
	Orange S.A.	25,239,780	428,110,814
	Wireless Telecommunication Services — 5.4%
	China Mobile Ltd.	59,425,774	544,801,570
	MTN Group Ltd.	10,443,786	104,995,832
	Vodafone Group plc	67,090,424	182,815,235

			2,017,461,679

	TRANSPORTATION — 2.6%
	Transportation Infrastructure — 2.6%
e	Aena SME S.A.	152,400	30,687,735
	Atlantia S.p.A.	9,804,878	303,419,890
	Sydney Airport	12,791,554	65,922,729

			400,030,354

	UTILITIES — 3.5%
	Electric Utilities — 3.5%
	Electricite de France S.A.	27,824,658	402,625,260
	Enel S.p.A.	21,090,971	128,978,353

			531,603,613

	TOTAL COMMON STOCK (Cost $11,717,982,912)		13,890,969,984

	PREFERRED STOCK — 0.4%

	BANKS — 0.1%
	Banks — 0.1%
f,g	First Tennessee Bank N.A. 3.75% (LIBOR 3 Month + 0.85%)	12,000	9,360,000

			9,360,000

	DIVERSIFIED FINANCIALS — 0.0%
	Capital Markets — 0.0%
g	Morgan Stanley Series A 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,734,800

			2,734,800

	ENERGY — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
d	Crestwood Equity Partners LP, 9.25%	2,166,596	20,560,996

			20,560,996

	MISCELLANEOUS — 0.1%
	U.S. Government Agencies — 0.1%
	Farm Credit Bank of Texas, Series 1, 10.00%	9,000	10,575,000

			10,575,000

	TELECOMMUNICATION SERVICES — 0.1%
	Diversified Telecommunication Services — 0.1%
f	Centaur Funding Corp., 9.08%, 4/21/2020	15,000	16,874,942

			16,874,942

	TOTAL PREFERRED STOCK (Cost $60,828,706)		60,105,738

16  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	ASSET BACKED SECURITIES — 0.3%
	COMMERCIAL MTG TRUST — 0.0%
h	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.848%, 3/25/2034	$504,028	$414,117
e,g	CSMC Trust, Series 2016-BDWN Class E, 13.277% (LIBOR 1 Month + 11.50%), 2/15/2029	2,000,000	2,009,915

			2,424,032

	OTHER ASSET BACKED — 0.2%
e	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	26,000,000	27,132,799
f	Fairway Outdoor Funding, LLC, Series 2012-1A Class B, 8.835%, 10/15/2042	7,000,000	7,325,123
f	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
d,f,g	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.786% (LIBOR 3 Month + 0.78%), 12/1/2037	1,618,750	1,552,381

			38,510,303

	RESIDENTIAL MTG TRUST — 0.1%
h	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 3.373%, 8/25/2033	97,246	97,961
g	FBR Securitization Trust Series 2005-2 Class M1 2.592% (LIBOR 1 Month + 0.72%), 9/25/2035	3,729,314	3,740,143
h	Merrill Lynch Mortgage Investors Trust Series MLMI CMO, Series 2004-A4 Class M1, 3.274%, 8/25/2034	3,742,958	3,526,615
g	Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7 Class A2C, 2.192% (LIBOR 1 Month + 0.32%), 11/25/2035	573,117	573,818

			7,938,537

	TOTAL ASSET BACKED SECURITIES (Cost $49,674,670)		48,872,872

	CORPORATE BONDS — 6.7%

	AUTOMOBILES & COMPONENTS — 0.0%
	Auto Components — 0.0%
e,i	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,429,000

			4,429,000

	BANKS — 0.1%
	Banks — 0.1%
e,g,i,j	BPCE S.A. 12.50% (LIBOR 3 Month + 12.98%), 9/30/2019	10,211,000	11,474,611

			11,474,611

	CAPITAL GOODS — 0.2%
	Construction & Engineering — 0.1%
e	Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,535,650
	Machinery — 0.1%
	Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,669,401

			23,205,051

	CONSUMER DURABLES & APPAREL — 0.1%
	Leisure Products — 0.1%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	10,625,000	9,907,812

			9,907,812

	DIVERSIFIED FINANCIALS — 0.2%
	Capital Markets — 0.0%
	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	5,223,049
	Consumer Finance — 0.1%
e	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,619,625
	Diversified Financial Services — 0.1%
	Bank of America Corp. (BRL) 10.75%, 8/20/2018	5,000,000	1,545,412
g,j	JPMorgan Chase & Co. Series I 7.90% (LIBOR 3 Month + 3.47%), 7/30/2018	15,000,000	15,076,500
e	TMX Finance, LLC / TitleMax Finance Corp., 8.50%, 9/15/2018	5,385,000	5,129,213

			34,593,799

	ENERGY — 2.5%
	Energy Equipment & Services — 0.1%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	7,500,000	7,931,250
	Odebrecht Offshore Drilling Finance Ltd.,
e,i	6.72%, 12/1/2022	4,906,047	4,709,805
e,i,k	7.72%, 12/1/2026	14,795,740	4,290,765

Semi-Annual Report  |  17

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
e,i,j	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 4/30/2018	$2,337,727	$45,586
e,i,l	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,640,134	1,425,916
	Oil, Gas & Consumable Fuels — 2.4%
e	CITGO Petroleum Corp. 6.25%, 8/15/2022	27,000,000	26,763,750
e	DCP Midstream Operating L.P. (Guaranty: DCP Midstream L.P.) 9.75%, 3/15/2019	5,000,000	5,275,000
e	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25%, 3/15/2020	2,500,000	2,610,521
	Enbridge Energy Partners L.P. 9.875%, 3/1/2019	9,750,000	10,332,844
g	Energy Transfer Partners L.P., 4.791% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	12,161,600
c,g	Enterprise TE Partners L.P. Series 1 4.784% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	6,695,500
e,i	Gazprom OAO Via Gaz Capital S.A. 8.146%, 4/11/2018	2,000,000	2,002,340
	HollyFrontier Corp., 5.875%, 4/1/2026	25,000,000	26,900,214
	Kinder Morgan Energy Partners L.P.
	5.00%, 3/1/2043	10,000,000	9,651,860
	5.80%, 3/15/2035	10,000,000	10,712,978
	9.00%, 2/1/2019	8,000,000	8,384,373
	Kinder Morgan, Inc.
	5.30%, 12/1/2034	23,630,000	24,238,676
	5.55%, 6/1/2045	5,000,000	5,247,291
d,f,i,l	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	16,148,704	670,171
	NuStar Logistics L.P. 8.40%, 4/15/2018	18,000,000	18,022,500
	ONEOK Partners L.P. 8.625%, 3/1/2019	8,000,000	8,398,384
e,i	Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019	4,000,000	4,210,000
a,l	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	136,050
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	7,309,575
h,j	Summit Midstream Partners LP, Series A, 9.50%, 12/15/2022	17,000,000	17,276,250
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	40,235,822
	Williams Companies, Inc.
	3.70%, 1/15/2023	29,129,000	28,327,953
	4.55%, 6/24/2024	69,318,000	69,801,146
	5.75%, 6/24/2044	14,198,000	15,014,385

			378,782,505

	FOOD & STAPLES RETAILING — 0.0%
	Food & Staples Retailing — 0.0%
e	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,407,028

			7,407,028

	FOOD, BEVERAGE & TOBACCO — 0.1%
	Food Products — 0.0%
e,i	BRF S.A., 4.75%, 5/22/2024	6,000,000	5,538,060
	Tobacco — 0.1%
e	Vector Group Ltd., 6.125%, 2/1/2025	16,000,000	16,000,000

			21,538,060

	HOUSEHOLD & PERSONAL PRODUCTS — 0.0%
	Household Products — 0.0%
e	Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,556,250

			7,556,250

	INSURANCE — 0.6%
	Insurance — 0.6%
e,g,i,j	Dai-ichi Life Insurance Co. Ltd. 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,945,000
g	Hartford Financial Services Group, Inc. 8.125% (LIBOR 3 Month + 4.60%), 6/15/2068	9,650,000	9,746,500
	MetLife, Inc.
e	9.25%, 4/8/2038	12,000,000	16,320,000
	Series A 6.817%, 8/15/2018	4,000,000	4,059,683
e	National Life Insurance Co., 10.50%, 9/15/2039	2,000,000	3,241,462
e,g,i	QBE Insurance Group Ltd. 7.50% (10-Yr. Semi-Annual USD Swap + 6.03%), 11/24/2043	40,000,000	44,937,600

			88,250,245

18  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	MATERIALS — 0.4%
	Chemicals — 0.2%
	Consolidated Energy Finance S.A.,
e,i	6.75%, 10/15/2019	$4,330,000	$4,378,713
e,i	6.875%, 6/15/2025	13,000,000	13,617,500
e,i	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	14,520,000	14,810,400
	Construction Materials — 0.1%
e,i	CIMPOR Financial Operations B.V. 5.75%, 7/17/2024	8,000,000	7,628,000
i	CRH America, Inc. (Guaranty: CRH plc) 8.125%, 7/15/2018	12,000,000	12,180,236
	Metals & Mining — 0.1%
e	International Wire Group, Inc., 10.75%, 8/1/2021	15,780,000	14,912,100

			67,526,949

	MEDIA — 0.2%
	Media — 0.2%
e,i	Altice France S.A., 7.375%, 5/1/2026	14,840,000	14,135,100
e,i	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	9,562,500
	Time Warner Cable, LLC 8.75%, 2/14/2019	14,000,000	14,660,028

			38,357,628

	SOFTWARE & SERVICES — 0.2%
	Information Technology Services — 0.1%
e	Alliance Data Systems Corp., 5.375%, 8/1/2022	10,000,000	10,000,000
e	Harland Clarke Holdings Corp. 8.375%, 8/15/2022	6,500,000	6,613,750
	Internet Software & Services — 0.1%
d,f	YAHOO, Inc. 6.65%, 8/10/2026	6,281,540	6,872,005

			23,485,755

	TELECOMMUNICATION SERVICES — 1.6%
	Diversified Telecommunication Services — 1.3%
i	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG) 8.75%, 6/15/2030	26,150,000	37,037,690
e,i	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	48,568,109
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,648,792
i	Telefonica Emisiones SAU (Guaranty: Telefonica S.A. 7.045%, 6/20/2036	85,390,000	108,325,916
	Wireless Telecommunication Services — 0.3%
e,i	Millicom International Cellular S.A. 6.00%, 3/15/2025	28,423,000	29,240,161
e,i	VEON Holdings B.V. (Guaranty: Vimpel-Communications PJSC) 7.504%, 3/1/2022	8,735,000	9,674,013

			242,494,681

	TRANSPORTATION — 0.3%
	Airlines — 0.1%
	American Airlines 2013-2 Class A Pass Through Trust, 4.95%, 7/15/2024	3,716,248	3,864,898
e,i	Guanay Finance Ltd., 6.00%, 12/15/2020	9,045,845	9,229,870
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,741,099	1,877,601
	Diversified Consumer Services — 0.2%
e	Laureate Education, Inc., 8.25%, 5/1/2025	25,000,000	26,812,500

			41,784,869

	UTILITIES — 0.2%
	Electric Utilities — 0.1%
	Ameren Illinois Co. 9.75%, 11/15/2018	5,000,000	5,207,613
	Arizona Public Service Co. 8.75%, 3/1/2019	6,500,000	6,848,440
	Entergy Gulf States Louisiana, LLC 6.00%, 5/1/2018	8,000,000	8,020,480
	Gas Utilities — 0.1%
	Sempra Energy 9.80%, 2/15/2019	7,750,000	8,205,356

			28,281,889

	TOTAL CORPORATE BONDS (Cost $941,687,609)		1,029,076,132

Semi-Annual Report  |  19

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	CONVERTIBLE BONDS — 0.1%
	DIVERSIFIED FINANCIALS — 0.1%
	Consumer Finance — 0.1%
	EZCORP, Inc., 2.125%, 6/15/2019	$6,733,000	$7,079,110

			7,079,110

	TOTAL CONVERTIBLE BONDS (Cost $6,563,920)		7,079,110

	MUNICIPAL BONDS — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, 8.45%, 9/1/2030	2,555,000	2,805,390

	TOTAL MUNICIPAL BONDS (Cost $2,510,405)		2,805,390

	OTHER GOVERNMENT — 0.0%
	Brazilian Government International Bond (BRL) 12.50%, 1/5/2022	20,000,000	7,056,839

	TOTAL OTHER GOVERNMENT (Cost $12,655,324)		7,056,839

	LOAN PARTICIPATIONS — 0.5%
	COMMERCIAL & PROFESSIONAL SERVICES — 0.2%
	Professional Services — 0.2%
m	Harland Clarke Holdings Corp., 7.052% (LIBOR 3 Month + 4.75%), 11/3/2023	14,319,079	14,430,482
	RGIS Services, LLC
m	9.343% (LIBOR 1 Month + 7.50%), 3/31/2023	4,609,981	4,252,707
m	9.377% (LIBOR 1 Month + 7.50%), 3/31/2023	6,005,639	5,540,202
m	9.953% (LIBOR 1 Month + 7.50%), 3/31/2023	1,060,126	977,966

			25,201,357

	ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
d,k	Malamute Energy, Inc., 1.50%, 11/22/2022	213,447	213,447

			213,447

	MEDIA — 0.1%
	Media — 0.1%
m	ABG Intermediate Holdings, 10.052% (LIBOR 3 Month + 7.75%), 9/29/2025	15,000,000	15,168,750

			15,168,750

	RETAILING — 0.0%
	Specialty Retail — 0.0%
	Office Depot, Inc.
m	8.594% (LIBOR 1 Month + 7.00%), 11/8/2022	750,000	762,188
m	8.711% (LIBOR 1 Month + 7.00%), 11/8/2022	3,300,000	3,353,625
m	9.125% (LIBOR 1 Month + 7.00%), 11/8/2022	337,500	342,984

			4,458,797

	SOFTWARE & SERVICES — 0.1%
	Internet Software & Services — 0.1%
m	CareerBuilder, LLC, 9.052% (LIBOR 3 Month + 6.75%), 7/26/2023	9,750,000	9,701,250

			9,701,250

	TRANSPORTATION — 0.1%
	Airlines — 0.1%
a,c,d,i	OS Two, LLC, 12.00%, 12/15/2020	4,254,414	2,148,479
c,d,m	Wheels Up Partners, LLC 8.506% (LIBOR 3 Month + 6.50%), 8/17/2025	13,192,174	12,928,330

			15,076,809

	TOTAL LOAN PARTICIPATIONS (Cost $70,203,319)		69,820,410

20  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	SHORT-TERM INVESTMENTS — 1.1%
b	Thornburg Capital Management Fund	16,174,648	$161,746,474

	TOTAL SHORT-TERM INVESTMENTS (Cost $161,746,474)		161,746,474

	TOTAL INVESTMENTS — 99.5% (Cost $13,023,853,339)		$15,277,532,949

	OTHER ASSETS LESS LIABILITIES — 0.5%		82,107,437

	NET ASSETS — 100.0%		$15,359,640,386

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2018

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Great Britain Pound	SSB	Sell	548,854,900	4/10/2018	770,236,705	$–	$(22,449,346)
Great Britain Pound	SSB	Sell	26,126,900	4/10/2018	36,665,241	–	(108,483)
Great Britain Pound	SSB	Buy	60,994,200	4/10/2018	85,596,342	1,430,140	–
Swiss Franc	SSB	Sell	207,779,900	4/23/2018	217,678,697	6,836,571	–
Swiss Franc	SSB	Buy	25,851,500	4/23/2018	27,083,086	–	(603,332)
Chinese Yuan Renminbi	SSB	Sell	2,809,507,100	4/25/2018	447,533,310	–	(11,491,110)
Korean Won	SSB	Sell	202,561,600,000	5/8/2018	190,267,915	–	(2,905,179)
Euro	SSB	Sell	1,984,699,300	5/15/2018	2,449,212,258	20,428,469	–
Thailand Baht	BBH	Sell	1,478,091,900	5/16/2018	47,336,230	–	(141,495)

Total						$28,695,180	$(37,698,945)

Net unrealized appreciation/depreciation							$(9,003,765)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.
c	Illiquid Security.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $485,480,347, representing 3.16% of the Fund’s net assets.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $45,154,622, representing 0.29% of the Fund’s net assets. Additional information is as follows:

144A/RESTRICTED & ILLIQUID SECURITIES	ACQUISITION DATE	COST	MARKET VALUE	PERCENTAGE OF NET ASSETS
Centaur Funding Corp., 9.08%, 4/21/2020	6/30/2010	$15,937,500	$16,874,942	0.1%
First Tennessee Bank N.A. 3.75%	3/17/2005	11,968,750	9,360,000	0.1
Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	10/19/2012	7,000,000	7,325,123	0.0
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	5,000,000	2,500,000	0.0
Northwind Holdings, LLC, 2.786%, 12/01/2037	1/29/2010	1,421,327	1,552,381	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	16,148,704	670,171	0.0
YAHOO, Inc. 6.65%, 8/10/2026	8/04/2009	5,579,107	6,872,005	0.1

g	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2018.
h	Variable rate coupon, rate shown as of March 31, 2018.
i	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
j	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
k	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2018.

Semi-Annual Report  |  21

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

l	Bond in default.
m	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2018.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
MFA	Mortgage Finance Authority
SPV	Special Purpose Vehicle

See notes to financial statements.

22  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $12,339,667,225)	$14,637,320,515
Non-controlled affiliated issuers (cost $684,186,114)	640,212,434
Cash	13,296,314
Cash denominated in foreign currency (cost $11,351,509)	11,381,415
Cash segregated as collateral on securities sold short	3,300,000
Receivable for investments sold	87,144,432
Receivable for fund shares sold	46,719,295
Unrealized appreciation on forward currency contracts (Note 7)	28,695,180
Dividends receivable	49,932,863
Dividend and interest reclaim receivable	44,099,179
Interest receivable	20,382,968
Prepaid expenses and other assets	184,382

Total Assets	15,582,668,977

LIABILITIES

Payable for investments purchased	108,710,009
Payable for fund shares redeemed	44,554,467
Unrealized depreciation on forward currency contracts (Note 7)	37,698,945
Payable to investment advisor and other affiliates (Note 4)	14,468,373
Deferred taxes payable (Note 2)	1,447,001
Accounts payable and accrued expenses	7,809,743
Dividends payable	8,340,053

Total Liabilities	223,028,591

NET ASSETS	$15,359,640,386

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(20,770,868)
Net unrealized appreciation on investments	2,244,607,414
Accumulated net realized gain (loss)	(1,024,179,438)
Net capital paid in on shares of beneficial interest	14,159,983,278

$15,359,640,386

Semi-Annual Report  |  23

Statement of Assets and Liabilities, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($3,140,758,169 applicable to 148,113,358 shares of beneficial interest outstanding - Note 5)	$21.21

Maximum sales charge, 4.50% of offering price	1.00

Maximum offering price per share	$22.21

Class C Shares:
Net asset value and offering price per share* ($4,323,340,542 applicable to 204,051,443 shares of beneficial interest outstanding - Note 5)	$21.19

Class I Shares:
Net asset value, offering and redemption price per share ($7,598,507,173 applicable to 355,765,633 shares of beneficial interest outstanding - Note 5)	$21.36

Class R3 Shares:
Net asset value, offering and redemption price per share ($56,112,041 applicable to 2,646,614 shares of beneficial interest outstanding - Note 5)	$21.20

Class R4 Shares:
Net asset value, offering and redemption price per share ($35,602,972 applicable to 1,677,025 shares of beneficial interest outstanding - Note 5)	$21.23

Class R5 Shares:
Net asset value, offering and redemption price per share ($61,591,238 applicable to 2,885,439 shares of beneficial interest outstanding - Note 5)	$21.35

Class R6 Shares:
Net asset value, offering and redemption price per share ($143,728,251 applicable to 6,751,567 shares of beneficial interest outstanding - Note 5)	$21.29

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

24  |  Semi-Annual Report

Statement of Operations

Thornburg Investment Income Builder Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $21,503,427)	$272,377,716
Non-controlled affiliated issuer	26,374,378
Interest income (net of premium amortized of $419,643)	45,489,858

Total Income	344,241,952

EXPENSES

Investment advisory fees (Note 4)	55,027,851
Administration fees (Note 4)
Class A Shares	1,841,114
Class C Shares	2,549,808
Class I Shares	2,372,185
Class R3 Shares	34,475
Class R4 Shares	22,740
Class R5 Shares	23,372
Class R6 Shares	16,317
Distribution and service fees (Note 4)
Class A Shares	4,119,077
Class C Shares	22,817,523
Class R3 Shares	153,586
Class R4 Shares	50,546
Transfer agent fees
Class A Shares	1,364,983
Class C Shares	1,802,660
Class I Shares	2,804,843
Class R3 Shares	82,766
Class R4 Shares	86,485
Class R5 Shares	124,223
Class R6 Shares	1,091
Registration and filing fees
Class A Shares	11,997
Class C Shares	11,449
Class I Shares	15,831
Class R3 Shares	6,666
Class R4 Shares	6,532
Class R5 Shares	7,764
Class R6 Shares	7,688
Custodian fees (Note 2)	1,630,090
Professional fees	197,690
Trustee and officer fees (Note 4)	363,405
Other expenses	481,135

Total Expenses	98,035,892

Less:
Expenses reimbursed by investment advisor (Note 4)	(543,583)

Net Expenses	97,492,309

Net Investment Income	$246,749,643

Semi-Annual Report  |  25

Statement of Operations Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments
Non-affiliated issuer investments (net of realized capital gain taxes paid of $56,851)	$120,484,161
Non-controlled affiliated issuers	(2,191,245)
Forward currency contracts (Note 7)	(175,970,328)
Foreign currency transactions	(1,198,630)

(58,876,042)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments (net of change in deferred taxes payable of $207,484)	(8,672,042)
Non-controlled affiliated issuers	(65,099,291)
Forward currency contracts (Note 7)	26,126,778
Foreign currency translations	379,881

(47,264,674)

Net Realized and Unrealized Loss	(106,140,716)

Net Increase in Net Assets Resulting from Operations	$140,608,927

See notes to financial statements.

26  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Investment Income Builder Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$246,749,643	$713,438,685
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	(58,876,042)	74,956,744
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(47,264,674)	1,146,112,414

Net Increase in Net Assets Resulting from Operations	140,608,927	1,934,507,843

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(71,446,760)	(145,807,664)
Class C Shares	(82,719,916)	(169,819,712)
Class I Shares	(181,751,896)	(326,276,247)
Class R3 Shares	(1,238,296)	(2,817,410)
Class R4 Shares	(842,108)	(1,773,997)
Class R5 Shares	(1,823,541)	(3,754,769)
Class R6 Shares**	(1,155,150)	(418,446)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(194,520,075)	(684,365,525)
Class C Shares	(298,081,257)	(1,070,786,197)
Class I Shares	(104,043,986)	282,343,203
Class R3 Shares	(10,903,973)	(16,459,277)
Class R4 Shares	(8,099,211)	(5,515,961)
Class R5 Shares	(30,078,118)	(1,790,155)
Class R6 Shares**	108,252,310	35,727,882

Net Decrease in Net Assets	(737,843,050)	(177,006,432)

NET ASSETS

Beginning of Period	16,097,483,436	16,274,489,868

End of Period	$15,359,640,386	$16,097,483,436

Undistributed (distribution in excess of) net investment income	$(20,770,868)	$73,457,156

*	Unaudited.

**	Class R6 Shares commenced operations on April 10, 2017.

See notes to financial statements.

Semi-Annual Report  |  27

Notes to Financial Statements

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

28  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2018, $213,447 of the $625,489 par commitment had been funded. The maturity date is November 22, 2022.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Semi-Annual Report  |  29

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

Cost of investments for tax purposes	$13,023,853,339

Gross unrealized appreciation on a tax basis	2,906,098,083
Gross unrealized depreciation on a tax basis	(652,418,473)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,253,679,610

At March 31, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $7,868,551. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $93,840,885. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $796,043,865 (of which $324,683,523 are short-term and $471,360,342 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

30  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Corporate Bonds	$1,029,076,132	$–	$1,021,533,956	$7,542,176
Convertible Bonds	7,079,110	–	7,079,110	–
Asset Backed Securities	48,872,872	–	47,320,491	1,552,381
Common Stock(a)	13,890,969,984	13,824,447,580	66,391,794	130,610
Preferred Stock(a)	60,105,738	2,734,800	36,809,942	20,560,996
Loan Participations	69,820,410	–	54,530,154	15,290,256
Municipal Bonds	2,805,390	–	2,805,390	–
Other Government	7,056,839	–	7,056,839	–
Short Term Investment	161,746,474	161,746,474	–	–

Total Investments in Securities	$15,277,532,949	$13,988,928,854	$1,243,527,676	$45,076,419	(b)

Other Financial Instruments**
Forward Currency Contracts	$28,695,180	$–	$28,695,180	$–
Spot Currency	178,315	178,315	–	–

Total Other Financial Instruments	$28,873,495	$178,315	$28,695,180	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(37,698,945)	$–	$(37,698,945)	$–
Spot Currency	(213,595)	(213,595)	–	–

Total Other Financial Instruments	$(37,912,540)	$(213,595)	$(37,698,945)	$–

(a)	At March 31, 2018, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $9,360,000 in Banks, $66,391,794 in Capital Goods, $20,691,606 in Energy, $10,575,000 in Miscellaneous, and $16,874,942 Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Semi-Annual Report  |  31

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

	FAIR VALUE AT MARCH 31,2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Common Stock	$130,610	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$10.50/(N/A)

Preferred Stock	20,560,996	Unadjusted broker quote	Unadjusted broker quote	$9.49/(N/A)

Asset-Backed Securities	1,552,381	Discounted cash flows	Third party vendor projection of discounted cash flows	5.7%/(N/A)

Corporate Bond	670,171	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$4.15/(N/A)

	6,872,005	Discounted cash flows	Third party vendor projection of discounted cash flows	4.1%-5.0%/(N/A)

Loan Participations	15,076,809	Discounted cash flows	Third party vendor projection of discounted cash flows	9.5%-25.0%/(9.26%)

	213,447	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$100.00/(N/A)

Total	$45,076,419

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	COMMON STOCK	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL(e)
Beginning Balance 9/30/2017	$13,782,716	$1,774,019	$130,610	$7,999,393	$17,155,748	$40,842,486
Accrued Discounts (Premiums)	–	5,474	–	28,604	7,257	41,335
Net Realized Gain (Loss)(a)	–	32,353	–	25,653	4,723	62,729
Gross Purchases	20,922,456	–	–	–	806	20,923,262
Gross Sales	(14,142,462)	(262,500)	–	(215,997)	(695,090)	(15,316,049)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(1,714)	3,035	–	(295,477)	(1,183,188)	(1,477,344)
Transfers into Level 3(d)	–	–	–	–	–	–
Transfers out of Level 3(d)	–	–	–	–	–	–

Ending Balance 3/31/2018	$20,560,996	$1,552,381	$130,610	$7,542,176	$15,290,256	$45,076,419

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $(1,477,344). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 0.29% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

32  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.691% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $157,703 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $36,558 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $412,030 for Class C shares, $40,812 for Class R3 shares, $30,855 for Class R4 shares, $52,363 for Class R5 shares, and $7,523 for Class R6 shares.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.06%.

Semi-Annual Report  |  33

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Apollo Investment Corp.	$151,528,000	$–	$(2,322,272)	$(2,191,245)	$(17,791,598)	$127,201,774	$7,375,223	$(2,021,111)
MFA Financial, Inc.	295,388,523	3,468,400	–	–	(41,179,186)	257,677,737	13,588,061	–
Solar Capital Ltd.	99,714,956	–	–	–	(6,128,507)	93,586,449	3,732,399	–
Thornburg Capital
Management Fund	274,117,324	1,330,325,668	(1,442,696,518)	–	–	161,746,474	1,678,695	–

Total	$820,748,803	$1,333,794,068	$(1,445,018,790)	$(2,191,245)	$(65,099,291)	$640,212,434	$26,374,378	$(2,021,111)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,907,472	$128,673,582	14,566,252	$298,469,059
Shares issued to shareholders in reinvestment of dividends	3,143,634	67,536,520	6,515,771	134,786,562
Shares repurchased	(17,937,431)	(390,730,177)	(54,700,491)	(1,117,621,146)

Net decrease	(8,886,325)	$(194,520,075)	(33,618,468)	$(684,365,525)

Class C Shares
Shares sold	4,531,896	$98,662,527	9,304,338	$189,891,258
Shares issued to shareholders in reinvestment of dividends	3,566,697	76,653,192	7,239,895	149,671,164
Shares repurchased	(21,798,637)	(473,396,976)	(69,148,037)	(1,410,348,619)

Net decrease	(13,700,044)	$(298,081,257)	(52,603,804)	$(1,070,786,197)

Class I Shares
Shares sold	34,253,908	$750,710,195	84,715,252	$1,745,294,495
Shares issued to shareholders in reinvestment of dividends	7,370,310	159,413,038	13,469,392	281,043,982
Shares repurchased	(46,352,844)	(1,014,167,219)	(84,709,982)	(1,743,995,274)

Net increase (decrease)	(4,728,626)	$(104,043,986)	13,474,662	$282,343,203

Class R3 Shares
Shares sold	143,028	$3,100,731	633,260	$12,952,555
Shares issued to shareholders in reinvestment of dividends	52,829	1,135,963	119,475	2,470,331
Shares repurchased	(695,509)	(15,140,667)	(1,551,779)	(31,882,163)

Net decrease	(499,652)	$(10,903,973)	(799,044)	$(16,459,277)

34  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	171,686	$3,737,075	552,681	$11,378,772
Shares issued to shareholders in reinvestment of dividends	25,837	556,887	54,770	1,134,615
Shares repurchased	(567,922)	(12,393,173)	(875,534)	(18,029,348)

Net decrease	(370,399)	$(8,099,211)	(268,083)	$(5,515,961)

Class R5 Shares
Shares sold	328,676	$7,161,892	1,192,147	$24,606,916
Shares issued to shareholders in reinvestment of dividends	78,720	1,707,987	165,956	3,460,075
Shares repurchased	(1,761,540)	(38,947,997)	(1,455,231)	(29,857,146)

Net decrease	(1,354,144)	$(30,078,118)	(97,128)	$(1,790,155)

Class R6 Shares*
Shares sold	5,158,515	$110,836,439	1,698,497	$35,467,321
Shares issued to shareholders in reinvestment of dividends	50,042	1,073,089	17,998	386,382
Shares repurchased	(167,590)	(3,657,218)	(5,895)	(125,821)

Net increase	5,040,967	$108,252,310	1,710,600	$35,727,882

*	The effective date of this class of shares was April 10, 2017.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $2,616,162,793 and $3,289,173,497, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

Semi-Annual Report  |  35

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

The monthly average value of open sell currency contracts for the six months ended March 31, 2018 was $4,225,537,059. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The outstanding forward currency contracts table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2018 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$28,695,180

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(37,698,945)

The Fund receives or posts cash collateral in connection with its currency forward contracts for non-deliverable currencies. The Fund does not currently receive or post cash collateral in connection with its currency forward contracts for deliverable currencies. The net amounts of the Fund’s assets and liabilities which are attributable to deliverable currency contracts at March 31, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at March 31, 2018 is $8,862,270 attributable to the Fund’s contracts with SSB, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $141,495 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(175,970,328)	$(175,970,328)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$26,126,778	$26,126,778

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, the risks associated with investments in small- and mid-cap companies, credit risk, interest rate risk, high-yield risk, prepayment risk, foreign investment and developing country risks, liquidity risk, and real estate investment trust risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

36  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |   March 31, 2018

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  37

Financial Highlights

Thornburg Investment Income Builder Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$21.50	0.34	(0.16)	0.18	(0.47)	–	(0.47)	$21.21
2017(b)	$19.82	0.92	1.61	2.53	(0.85)	–	(0.85)	$21.50
2016(b)	$19.07	0.93	0.62	1.55	(0.80)	–	(0.80)	$19.82
2015(b)	$21.38	0.85	(2.34)	(1.49)	(0.82)	–	(0.82)	$19.07
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	–	(0.98)	$21.38
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	–	(1.07)	$20.13

CLASS C SHARES

2018(c)	$21.48	0.26	(0.16)	0.10	(0.39)	–	(0.39)	$21.19
2017	$19.81	0.78	1.60	2.38	(0.71)	–	(0.71)	$21.48
2016	$19.06	0.79	0.62	1.41	(0.66)	–	(0.66)	$19.81
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	–	(0.67)	$19.06
2014	$20.13	0.94	1.13	2.07	(0.83)	–	(0.83)	$21.37
2013	$18.89	0.89	1.28	2.17	(0.93)	–	(0.93)	$20.13

CLASS I SHARES

2018(c)	$21.65	0.38	(0.16)	0.22	(0.51)	–	(0.51)	$21.36
2017	$19.97	1.02	1.59	2.61	(0.93)	–	(0.93)	$21.65
2016	$19.21	1.00	0.62	1.62	(0.86)	–	(0.86)	$19.97
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	–	(0.90)	$19.21
2014	$20.27	1.16	1.15	2.31	(1.05)	–	(1.05)	$21.53
2013	$19.03	1.10	1.28	2.38	(1.14)	–	(1.14)	$20.27

CLASS R3 SHARES

2018(c)	$21.49	0.30	(0.15)	0.15	(0.44)	–	(0.44)	$21.20
2017	$19.82	0.87	1.59	2.46	(0.79)	–	(0.79)	$21.49
2016	$19.07	0.87	0.62	1.49	(0.74)	–	(0.74)	$19.82
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	–	(0.76)	$19.07
2014	$20.13	1.03	1.12	2.15	(0.91)	–	(0.91)	$21.37
2013	$18.89	0.97	1.28	2.25	(1.01)	–	(1.01)	$20.13

CLASS R4 SHARES

2018(c)	$21.52	0.32	(0.16)	0.16	(0.45)	–	(0.45)	$21.23
2017	$19.85	0.89	1.59	2.48	(0.81)	–	(0.81)	$21.52
2016	$19.10	0.89	0.62	1.51	(0.76)	–	(0.76)	$19.85
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	–	(0.78)	$19.10
2014	$20.17	1.04	1.16	2.20	(0.95)	–	(0.95)	$21.42
2013	$18.93	0.99	1.29	2.28	(1.04)	–	(1.04)	$20.17

CLASS R5 SHARES

2018(c)	$21.64	0.36	(0.16)	0.20	(0.49)	–	(0.49)	$21.35
2017	$19.95	0.98	1.61	2.59	(0.90)	–	(0.90)	$21.64
2016	$19.20	0.98	0.62	1.60	(0.85)	–	(0.85)	$19.95
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	–	(0.87)	$19.20
2014	$20.26	1.10	1.19	2.29	(1.03)	–	(1.03)	$21.52
2013	$19.01	1.07	1.30	2.37	(1.12)	–	(1.12)	$20.26

CLASS R6 SHARES

2018(c)	$21.58	0.46	(0.24)	0.22	(0.51)	–	(0.51)	$21.29
2017(e)	$20.55	0.44	1.12	1.56	(0.53)	–	(0.53)	$21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.

See notes to financial statements.

38  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Investment Income Builder Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

3.14	(d)	1.17	(d)	1.17	(d)	1.17	(d)	0.82	16.62	$3,140,758
4.52		1.19		1.19		1.19		13.01	37.37	$3,374,895
4.82		1.18		1.18		1.18		8.35	42.81	$3,778,863
4.02		1.17		1.17		1.17		(7.27)	47.71	$4,257,943
5.21		1.18		1.18		1.18		11.19	38.81	$4,588,033
5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060

2.41	(d)	1.90	(d)	1.90	(d)	1.92	(d)	0.46	16.62	$4,323,341
3.80		1.90		1.90		1.93		12.19	37.37	$4,677,322
4.11		1.90		1.90		1.93		7.59	42.81	$5,356,153
3.30		1.90		1.90		1.92		(7.93)	47.71	$5,906,206
4.44		1.90		1.90		1.93		10.36	38.81	$6,266,270
4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706

3.47	(d)	0.86	(d)	0.86	(d)	0.86	(d)	0.99	16.62	$7,598,507
4.93		0.86		0.86		0.86		13.30	37.37	$7,804,930
5.15		0.86		0.86		0.86		8.71	42.81	$6,928,783
4.35		0.85		0.85		0.85		(6.94)	47.71	$7,472,344
5.45		0.86		0.86		0.86		11.54	38.81	$7,454,275
5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617

2.79	(d)	1.49	(d)	1.49	(d)	1.63	(d)	0.66	16.62	$56,112
4.24		1.47		1.47		1.56		12.63	37.37	$67,623
4.53		1.50		1.50		1.59		8.01	42.81	$78,188
3.70		1.50		1.50		1.55		(7.52)	47.71	$79,834
4.84		1.49		1.49		1.55		10.80	38.81	$83,670
4.96		1.49		1.49		1.70		12.23	46.14	$61,334

2.91	(d)	1.39	(d)	1.39	(d)	1.55	(d)	0.72	16.62	$35,603
4.35		1.40		1.40		1.51		12.72	37.37	$44,069
4.63		1.40		1.40		1.48		8.12	42.81	$45,968
3.81		1.40		1.40		1.46		(7.48)	47.71	$42,392
4.88		1.35		1.35		1.40		11.00	38.81	$39,890
5.05		1.37		1.37		1.41		12.35	46.14	$24,906

3.30	(d)	0.98	(d)	0.98	(d)	1.11	(d)	0.92	16.62	$61,591
4.76		0.99		0.99		1.09		13.22	37.37	$91,735
5.08		0.99		0.99		1.07		8.52	42.81	$86,535
4.23		0.98		0.98		1.07		(7.06)	47.71	$78,945
5.15		0.99		0.99		1.10		11.40	38.81	$64,748
5.37		0.99		0.98		1.05		12.80	46.14	$39,985

4.26	(d)	0.80	(d)	0.80	(d)	0.83	(d)	1.01	16.62	$143,728
4.37	(d)	0.80	(d)	0.80	(d)	1.09	(d)	7.65	37.37	$36,909

Semi-Annual Report  |  39

Expense Example

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,008.20	$5.86
Hypothetical*	$1,000.00	$1,019.10	$5.89

CLASS C SHARES

Actual	$1,000.00	$1,004.60	$9.50
Hypothetical*	$1,000.00	$1,015.46	$9.55

CLASS I SHARES

Actual	$1,000.00	$1,009.90	$4.31
Hypothetical*	$1,000.00	$1,020.64	$4.33

CLASS R3 SHARES

Actual	$1,000.00	$1,006.60	$7.45
Hypothetical*	$1,000.00	$1,017.50	$7.49

CLASS R4 SHARES

Actual	$1,000.00	$1,007.20	$6.96
Hypothetical*	$1,000.00	$1,018.00	$6.99

CLASS R5 SHARES

Actual	$1,000.00	$1,009.20	$4.91
Hypothetical*	$1,000.00	$1,020.04	$4.94

CLASS R6 SHARES

Actual	$1,000.00	$1,010.10	$4.01
Hypothetical*	$1,000.00	$1,020.94	$4.03

†	Expenses are equal to the annualized expense ratio for each class (A: 1.17%; C: 1.90%; I: 0.86%; R3: 1.49%; R4: 1.39%; R5: 0.98%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40  |  Semi-Annual Report

Other Information

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  41

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

42  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1075

Semi-Annual Report

March 31, 2018

THORNBURG

GLOBAL

OPPORTUNTITIES

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Global Opportunities Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

May 8, 2018

Dear Shareholder:

This letter reviews the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2018. We will also comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

Following a stretch of strong results since the summer of 2016, the Fund’s performance over the past several months was not satisfying. In the six months ended March 31, 2018, Thornburg Global Opportunities Fund produced a total return of negative 2.68% (I shares). The net asset value (NAV) per Class I share decreased 3.0%, from $31.06 to $30.13, and the Fund paid an income distribution in December 2017 of $0.102 per Class I share. The Fund’s performance for this semi-annual period lagged the MSCI All Country World Index (ACWI) return of 4.71%. We were particularly challenged by certain individual stock holdings, discussed below, in November 2017 and March 2018.

We remain focused on executing our investment process, which has produced constructive results over the long term. From its inception on July 28, 2006 through March 31, 2018, Global Opportunities Fund has outperformed the ACWI by an average margin of over four percentage points per year, resulting in a total cumulative return since inception of 212.54% (Class I shares) versus 97.11% for the ACWI. As of March 31, 2018, your Fund’s Class A and I shares rank in the top 1% of Morningstar World Large Stock funds for the time period starting August 2006 (based on total returns without sales charge, among 431 funds).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

There is no sales charge for Class I shares. The total annual fund operating expense of Class I shares is 1.01%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in a net expense ratio of 0.99% for Class I shares.

Table 1	|	Morningstar World Large Stock Category Rankings as of 3/31/2018

	RANKINGS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares	92%	94%	16%	20%	1%

I Shares	91%	92%	14%	11%	1%

# of Funds	873	717	591	340	431

Source: Morningstar

Percentile rankings are based on total returns, without sales charge.

Past performance does not guarantee future results.

Table I displays your Fund’s ranking over various periods by performance percentile relative to the Morningstar World Large Stock category (lower numbers represent higher ranking). Performance data for various measurement periods are included on page 7 of this report.

After the steady price appreciation and calm of 2017, the early months of 2018 featured significant volatility—recessionary fears, trade conflicts, and political uncertainty all played a role. Global equities were marked down by approximately $5 trillion in early February, and the first quarter of 2018 was the first time in the past eight quarters that the ACWI index showed a negative return. However, major equity indices returns were positive in U.S. dollars for the six months ended March 31, 2018. Currency was a key component of results for U.S.-based investors, as the U.S. Dollar Index weakened 3.3% over this time compared to other major currencies.

Technology was the strongest performing sector in the index, nearly tripling the index’s total return. The consumer discretionary sector was the second best performer, led by a small handful of names including Amazon.com. The telecommunications and utilities sectors had negative returns, reflecting in part their steady, low-growth (i.e. bond-like) qualities as the U.S. 10-year Treasury yield rose from 2.33% to 2.74% in the six months ended March 31.

Regarding Thornburg Global Opportunities portfolio, ten stocks contributed at least 25 basis points (0.25%) to overall Fund performance during the semi-annual period, while 11 subtracted at least 25 basis points. Contribution to overall Fund performance takes into account both position size and return on the investment.

Our investments in the consumer discretionary, consumer staples and real estate sectors significantly hampered the performance of the Fund for the period. Significant detractors included telecom group Altice NV; Brazilian food giant BRF S.A.; U.S. REIT Colony NorthStar; and the German pharmaceutical leader Bayer AG. In November Altice announced third-quarter results, which were surprisingly[1] soft and revealed a deceleration in operating momentum in Altice’s French and Portuguese markets. This was exacerbated by relatively high debt levels and weak demand for stocks in European telecoms. Colony NorthStar was a frustrating

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

holding; we were attracted to this diversified real estate company based in part on its valuation (priced at a discount to net asset value), cost savings opportunity, and stated plan to swiftly streamline its portfolio. However, the company’s progress fell well short of our expectations and we sold our shares to focus elsewhere. German pharmaceutical concern Bayer AG was hampered by a delay in its pending acquisition of agricultural science leader Monsanto; the shares have recovered somewhat as of this writing.

Significant positive contributors to your Fund’s performance were European low-cost airlines easyJet and Ryanair; casino companies Galaxy Entertainment and Wynn Resorts; and U.S. onshore drilling rig operator Helmerich & Payne.

European airlines easyJet and Ryanair are both enjoying cyclical improvement in their markets following the industry’s oversupplied conditions of 2015 and 2016. Passenger growth for each company has been in the mid-single digit area recently. Ryanair is also making strides this year toward additional network expansion, including new routes serving cities in Germany and Ukraine. Helmerich & Payne was buoyed by rising oil prices and correspondingly higher activity levels of customers; we sold HP as the shares rose more than 50% since last September. Galaxy Entertainment appears poised to gain from the opening of the Hong Kong–Zhuhai–Macau bridge and improved rail access from mainland China.

During the period we made an important new investment in Facebook—the shares dropped sharply in March following controversy over how the tech giant handles users’ privacy, but recovered subsequently when the company reported robust first quarter results. Thus far Facebook’s profits are derived predominantly from the United States, which is home to about 10% of its users [see chart below]. We note that trust in Facebook has suffered due to the privacy scandal, while user engagement and revenue from advertisers seem resilient. “Desktop, mobile, and app usage has remained steady and well within the expected range,” reported SimilarWeb, a firm that tracks internet audiences. We will monitor this closely.

Facebook	–	Daily Active Users by Region (in millions) as of December 31, 2017

Thornburg, Facebook, Inc. (10K filing)

Note: For purposes of reporting DAUs by geographic region, Europe includes all users in Russia and Turkey and Rest of World includes all users in Africa, Latin America, and the Middle East.

With a portfolio of 30-40 stocks, Thornburg Global Opportunities Fund’s portfolio construction has always differed from the benchmark, which includes nearly 2,500 constituents. The Fund continues to look different today, with the following top sector weightings on March 31, 2018: technology (20.4% portfolio weighting), financials (17.4%), industrials (15.7%), consumer discretionary (10.4%), and materials (9.0%). The average expected 2018 price-to-earnings multiple for companies owned by the Fund stood at 14.7x versus 15.3x for the MSCI All Country World Index, while the price to book is 1.7x, compared to 2.2x for the index. Relative to the index, your Fund is overweight Europe and Asia, but has no direct exposure to Japan. Firms located in emerging market countries currently constitute about 12% of the portfolio. The Fund’s largest geographic exposures are shown in the table below:

Table 2	|	Largest Geographic Weightings

COUNTRY	WEIGHTING AS OF 3/31/2018
United States	37.3%
Netherlands	12.1%
Hong Kong	8.7%
United Kingdom	7.9%
Spain	6.4%

As a percent of the equity holdings. Holdings are classified by country of risk as determined by MSCI and Bloomberg.

Investors are ratcheting up debates about the future direction of the major economies and potential policy actions by the U.S. Federal Reserve and the Trump administration. Trade conflicts, asset prices, and Brexit uncertainty are also in focus. Importantly, overall global consumer spending is growing in 2018, along with industrial production and the global population. These trends continue to support a rotation of

Semi-Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

investor preferences from defensive debt and equity to more economically sensitive assets. The U.S. Federal Reserve has stepped up the pace of Federal funds target rate hikes, and other major central banks around the world continue to pursue easy monetary conditions, which suppress interest rates. This calendar year should be the first in three years that the net supply of sovereign bonds, after central bank purchases, is positive.

We recognize that this was an unsatisfying six-month period, and we are working to improve the outcomes. In this effort we remain intent on adapting to market conditions and executing our investment process, which has produced favorable results over the long term. It’s important to reiterate that our strategy for Thornburg Global Opportunities Fund is founded on fundamental analysis of individual businesses, not over-reliance on macroeconomic forecasts. We have managed the Fund this way through a wide variety of macroeconomic settings since its inception in 2006.

Thank you for investing alongside us in Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio at www.thornburg.com/global.

Best wishes for a great summer.

Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	W. Vinson Walden, CFA Portfolio Manager Managing Director

[1]	Recall that we have invested with Altice companies since 2013, and previously had a successful investment with the French subsidiary, known as SFR. Altice announced a EUR1 billion share buyback in August 2017 and privatized SFR in September.

6  |  Semi-Annual Report

Performance Summary

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 7/28/06)
Without sales charge	7.25%	4.13%	11.11%	7.17%	9.76%

With sales charge	2.44%	2.54%	10.09%	6.68%	9.33%
Class C Shares (Incep: 7/28/06)
Without sales charge	6.42%	3.36%	10.27%	6.35%	8.92%

With sales charge	5.42%	3.36%	10.27%	6.35%	8.92%

Class I Shares (Incep: 7/28/06)	7.59%	4.49%	11.54%	7.65%	10.25%

Class R3 Shares (Incep: 2/1/08)	7.03%	3.95%	10.96%	7.09%	6.44%

Class R4 Shares (Incep: 2/1/08)	7.11%	4.05%	11.05%	7.19%	6.53%

Class R5 Shares (Incep: 2/1/08)	7.55%	4.48%	11.51%	7.65%	6.99%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	7.10%

MSCI AC World Index (Since 7/28/06)	14.85%	8.12%	9.20%	5.57%	5.99%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.29%; C shares, 2.04%; I shares, 1.01%; R3 shares, 1.93%; R4 shares, 1.61%; R5 shares, 1.19% and R6, 1.25%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%, and R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Semi-Annual Report  |  7

Fund Summary

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

ASSET STRUCTURE

MARKET CAPITALIZATION EXPOSURE

TOP TEN EQUITY HOLDINGS

Aena SME S.A.	6.0%
Alphabet, Inc.	5.7%
T-Mobile US, Inc.	5.0%
Ryanair Holdings plc	4.9%
easyJet plc	4.9%
Galaxy Entertainment Group Ltd.	4.5%
Facebook, Inc.	4.3%
Citigroup, Inc.	4.2%
Reliance Industries Ltd.	4.2%
Samsung Electronics Co. Ltd.	3.9%

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	20.5%
Financials	17.5%
Industrials	15.8%
Consumer Discretionary	10.4%
Materials	9.0%
Telecommunication Services	7.6%
Energy	4.2%
Real Estate	3.9%
Health Care	2.9%
Consumer Staples	2.6%
Other Assets Less Liabilities	5.6%

TOP TEN INDUSTRY GROUPS

Transportation	15.8%
Software & Services	14.2%
Banks	9.2%
Materials	9.0%
Telecommunication Services	7.6%
Technology Hardware & Equipment	6.3%
Consumer Services	4.5%
Diversified Financials	4.5%
Energy	4.2%
Real Estate	3.9%

COUNTRY EXPOSURE*

(percent of equity holdings)

United States	37.3%
Netherlands	12.1%
Hong Kong	8.7%
United Kingdom	7.9%
Spain	6.3%
Ireland	5.2%
China	4.5%
India	4.4%
South Korea	4.2%
Germany	3.0%
France	2.9%
Australia	2.8%
Switzerland	0.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

8  |  Semi-Annual Report

Schedule of Investments

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 94.4%

	AUTOMOBILES & COMPONENTS — 0.2%
	Auto Components — 0.2%
	Delphi Technologies plc	85,406	$4,069,596

			4,069,596

	BANKS — 9.2%
	Banks — 9.2%
	BNP Paribas S.A.	869,775	64,394,799
	Citigroup, Inc.	1,477,731	99,746,843
	ING Groep N.V.	3,257,752	54,916,449

			219,058,091

	CONSUMER DURABLES & APPAREL — 2.5%
	Household Durables — 2.5%
	Barratt Developments plc	8,121,125	60,433,481

			60,433,481

	CONSUMER SERVICES — 4.5%
	Hotels, Restaurants & Leisure — 4.5%
	Galaxy Entertainment Group Ltd.	11,734,001	106,527,981

			106,527,981

	DIVERSIFIED FINANCIALS — 4.5%
	Capital Markets — 0.7%
	UBS Group AG	875,012	15,372,203
	Consumer Finance — 3.8%
	Capital One Financial Corp.	947,508	90,790,217

			106,162,420

	ENERGY — 4.2%
	Oil, Gas & Consumable Fuels — 4.2%
	Reliance Industries Ltd.	7,331,800	99,103,747

			99,103,747

	FOOD & STAPLES RETAILING — 2.6%
	Food & Staples Retailing — 2.6%
	Walgreens Boots Alliance, Inc.	964,342	63,135,471

			63,135,471

	INSURANCE — 3.8%
	Insurance — 3.8%
	NN Group N.V.	2,023,563	89,735,725

			89,735,725

	MATERIALS — 9.0%
	Chemicals — 6.4%
	CF Industries Holdings, Inc.	2,024,981	76,402,533
a	OCI N.V.	3,247,950	74,953,215
	Metals & Mining — 2.6%
	Mineral Resources Ltd.	4,791,315	62,522,661

			213,878,409

	MEDIA — 3.2%
	Media — 3.2%
a	Altice N.V. Class A	6,231,706	51,358,929
a	Altice USA, Inc. Class A	1,322,451	24,438,895

			75,797,824

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.9%
	Pharmaceuticals — 2.9%
	Bayer AG	605,927	$68,435,199

			68,435,199

	REAL ESTATE — 3.9%
	Equity Real Estate Investment Trusts — 0.2%
	Colony NorthStar, Inc. Class A	845,350	4,750,867
	Real Estate Management & Development — 3.7%
	New World Development Co. Ltd.	61,976,396	87,498,132

			92,248,999

	SOFTWARE & SERVICES — 14.2%
	Internet Software & Services — 14.2%
a	Alphabet, Inc. Class A	130,918	135,780,295
a	Baidu, Inc. Sponored ADR	389,473	86,926,479
a	Facebook, Inc. Class A	635,044	101,473,680
a	iQIYI, Inc. ADR	845,090	13,141,149

			337,321,603

	TECHNOLOGY HARDWARE & EQUIPMENT — 6.3%
	Communications Equipment — 2.3%
a	EchoStar Corp. Class A	1,042,709	55,023,754
	Technology Hardware, Storage & Peripherals — 4.0%
	Samsung Electronics Co., Ltd.	40,680	93,580,411

			148,604,165

	TELECOMMUNICATION SERVICES — 7.6%
	Diversified Telecommunication Services — 2.6%
a	Zayo Group Holdings, Inc.	1,835,994	62,717,555
	Wireless Telecommunication Services — 5.0%
a	T-Mobile US, Inc.	1,922,471	117,347,630

			180,065,185

	TRANSPORTATION — 15.8%
	Airlines — 9.8%
	easyJet plc	5,161,172	116,183,900
a	Ryanair Holdings plc Sponored ADR	946,508	116,278,508
	Transportation Infrastructure — 6.0%
	Aena SME S.A.	707,453	142,454,924

			374,917,332

	TOTAL COMMON STOCK (Cost $1,808,742,480)		2,239,495,228

	SHORT-TERM INVESTMENTS — 6.2%
b	Thornburg Capital Management Fund	14,703,317	147,033,174

	TOTAL SHORT-TERM INVESTMENTS (Cost $147,033,174)		147,033,174

	TOTAL INVESTMENTS — 100.6% (Cost $1,955,775,654)		$2,386,528,402

	LIABILITIES NET OF OTHER ASSETS — (0.6)%		(15,069,762)

	NET ASSETS — 100.0%		$2,371,458,640

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2018

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Great Britain Pound	SSB	Sell	87,174,600	4/10/2018	122,336,663	$–	$(3,565,629)
Great Britain Pound	SSB	Sell	1,529,300	4/10/2018	2,146,146	–	(6,350)
Swiss Franc	SSB	Sell	8,500,700	4/23/2018	8,905,680	279,698	–
Australian Dollar	BBH	Sell	46,059,800	4/30/2018	35,376,438	1,778,621	–
Euro	SSB	Sell	275,974,500	5/15/2018	340,565,509	2,840,600	–

Total						$4,898,919	$(3,571,979)

Net unrealized appreciation/depreciation						$1,326,940

* Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Semi-Annual Report  |  11

Statement of Assets and Liabilities

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $1,808,742,480)	$2,239,495,228
Non-controlled affiliated issuer (cost $147,033,174)	147,033,174
Cash denominated in foreign currency (cost $3)	3
Receivable for investments sold	7,253,025
Receivable for fund shares sold	16,037,655
Unrealized appreciation on forward currency contracts (Note 7)	4,898,919
Dividends receivable	2,904,772
Prepaid expenses and other assets	106,878

Total Assets	2,417,729,654

LIABILITIES

Payable for investments purchased	15,211,075
Payable for fund shares redeemed	17,682,625
Unrealized depreciation on forward currency contracts (Note 7)	3,571,979
Payable to investment advisor and other affiliates (Note 4)	2,156,584
Deferred taxes payable (Note 2)	6,974,809
Accounts payable and accrued expenses	673,750
Dividends payable	192

Total Liabilities	46,271,014

NET ASSETS	$2,371,458,640

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(1,257,842)
Net unrealized appreciation on investments	425,110,963
Accumulated net realized gain (loss)	(94,868,385)
Net capital paid in on shares of beneficial interest	2,042,473,904

$2,371,458,640

12  |  Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($ 390,689,820 applicable to 13,010,784 shares of beneficial interest outstanding - Note 5)	$30.03

Maximum sales charge, 4.50% of offering price	1.42

Maximum offering price per share	$31.45

Class C Shares:
Net asset value and offering price per share* ($ 345,894,785 applicable to 11,966,373 shares of beneficial interest outstanding - Note 5)	$28.91

Class I Shares:
Net asset value, offering and redemption price per share ($ 1,476,706,891 applicable to 49,010,926 shares of beneficial interest outstanding - Note 5)	$30.13

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 9,994,360 applicable to 336,560 shares of beneficial interest outstanding - Note 5)	$29.70

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 25,955,541 applicable to 872,936 shares of beneficial interest outstanding - Note 5)	$29.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 78,956,109 applicable to 2,617,992 shares of beneficial interest outstanding - Note 5)	$30.16

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 43,261,134 applicable to 1,431,045 shares of beneficial interest outstanding - Note 5)	$30.23

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  13

Statement of Operations

Thornburg Global Opportunities Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $214,317)	$17,688,367
Non-controlled affiliated issuer	1,327,120

Total Income	19,015,487

EXPENSES

Investment advisory fees (Note 4)	9,768,062
Administration fees (Note 4)
Class A Shares	243,106
Class C Shares	210,213
Class I Shares	480,795
Class R3 Shares	6,461
Class R4 Shares	15,161
Class R5 Shares	24,771
Class R6 Shares	2,541
Distribution and service fees (Note 4)
Class A Shares	542,945
Class C Shares	1,881,689
Class R3 Shares	28,848
Class R4 Shares	33,946
Transfer agent fees
Class A Shares	229,377
Class C Shares	212,796
Class I Shares	608,100
Class R3 Shares	19,062
Class R4 Shares	49,236
Class R5 Shares	93,698
Class R6 Shares	272
Registration and filing fees
Class A Shares	7,761
Class C Shares	8,120
Class I Shares	14,010
Class R3 Shares	6,312
Class R4 Shares	6,418
Class R5 Shares	6,386
Class R6 Shares	7,904
Custodian fees (Note 2)	216,626
Professional fees	52,027
Trustee and officer fees (Note 4)	57,660
Other expenses	75,141

Total Expenses	14,909,444

Less:
Expenses reimbursed by investment advisor (Note 4)	(104,234)

Net Expenses	14,805,210

Net Investment Income	$4,210,277

14  |  Semi-Annual Report

Statement of Operations, Continued

Thornburg Global Opportunities Fund  |  Six Months Ended March 31, 2018 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$50,751,357
Forward currency contracts (Note 7)	(18,118,960)
Foreign currency transactions	35,979

32,668,376

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $ 3,298,698)	(108,777,777)
Forward currency contracts (Note 7)	4,760,901
Foreign currency translations	5,939

(104,010,937)

Net Realized and Unrealized Loss	(71,342,561)

Net Decrease in Net Assets Resulting from Operations	$(67,132,284)

See notes to financial statements.

Semi-Annual Report  |  15

Statements of Changes in Net Assets

Thornburg Global Opportunities Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$4,210,277	$11,219,780
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	32,668,376	93,133,977
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(104,010,937)	352,999,183

Net Increase (Decrease) in Net Assets Resulting from Operations	(67,132,284)	457,352,940

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,042,666)	(1,462,031)
Class C Shares	(214,888)	(156,914)
Class I Shares	(5,175,786)	(8,363,693)
Class R3 Shares	(21,199)	(28,856)
Class R4 Shares	(52,807)	(80,474)
Class R5 Shares	(248,810)	(464,031)
Class R6 Shares**	(10,671)	(1,432)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(40,619,968)	(91,022,880)
Class C Shares	(22,913,823)	(56,935,405)
Class I Shares	9,256,854	260,846,687
Class R3 Shares	(1,750,663)	(975,984)
Class R4 Shares	(1,278,798)	1,367,163
Class R5 Shares	722,716	5,598,085
Class R6 Shares**	42,934,114	1,554,205

Net Increase (Decrease) in Net Assets	(87,548,679)	567,227,380

NET ASSETS

Beginning of Period	2,459,007,319	1,891,779,939

End of Period	$2,371,458,640	$2,459,007,319

Undistributed (distribution in excess of) net investment income	$(1,257,842)	$1,298,708

* Unaudited.

** Class R6 Shares commenced operations on April 10, 2017.

See notes to financial statements.

16  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,955,775,654

Gross unrealized appreciation on a tax basis	561,133,937
Gross unrealized depreciation on a tax basis	(130,381,189)

Net unrealized appreciation (depreciation) on investments (tax basis)	$430,752,748

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  March 31, 2018 (Unaudited)

At March 31, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $273,926. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $6,411,773. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $58,578,031 (of which $58,578,031 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At March 31, 2018, the Fund had cumulative tax basis capital losses of $65,016,060 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$2,239,495,228	$2,239,495,228	$–	$–
Short Term Investment	147,033,174	147,033,174	–	–

Total Investments in Securities	$2,386,528,402	$2,386,528,402	$–	$–

Other Financial Instruments**
Forward Currency Contracts	$4,898,919	$–	$4,898,919	$–
Spot Currency	544	544	–	–

Total Other Financial Instruments	$4,899,463	$544	$4,898,919	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,571,979)	$–	$(3,571,979)	$–

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $ 500 million	0.875%

Next $ 500 million	0.825

Next $ 500 million	0.775

Next $ 500 million	0.725

Over $ 2 billion	0.675

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.774% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund   |  March 31, 2018 (Unaudited)

Administration Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $34,538 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,552 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $245 for Class I shares, $20,545 for Class R3 shares, $23,974 for Class R4 shares, $49,333 for Class R5 shares, and $10,137 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.17%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

22  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$193,583,692	$448,952,443	$(495,502,961)	$–	$–	$147,033,174	$1,327,120	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,287,235	$40,648,256	3,410,854	$96,747,081
Shares issued to shareholders in reinvestment of dividends	31,011	981,179	49,429	1,369,463
Shares repurchased	(2,589,904)	(82,249,403)	(6,971,985)	(189,139,424)

Net decrease	(1,271,658)	$(40,619,968)	(3,511,702)	$(91,022,880)

Class C Shares
Shares sold	864,803	$26,315,315	2,099,252	$57,916,957
Shares issued to shareholders in reinvestment of dividends	6,530	199,286	5,507	140,551
Shares repurchased	(1,621,969)	(49,428,424)	(4,285,695)	(114,992,913)

Net decrease	(750,636)	$(22,913,823)	(2,180,936)	$(56,935,405)

Class I Shares
Shares sold	9,491,673	$300,963,328	20,512,683	$586,229,870
Shares issued to shareholders in reinvestment of dividends	141,477	4,487,657	253,500	7,177,381
Shares repurchased	(9,361,897)	(296,194,131)	(11,963,671)	(332,560,564)

Net increase	271,253	$9,256,854	8,802,512	$260,846,687

Class R3 Shares
Shares sold	34,635	$1,086,302	130,184	$3,659,868
Shares issued to shareholders in reinvestment of dividends	403	12,620	580	15,790
Shares repurchased	(91,797)	(2,849,585)	(169,108)	(4,651,642)

Net decrease	(56,759)	$(1,750,663)	(38,344)	$(975,984)

Class R4 Shares
Shares sold	132,772	$4,164,845	515,867	$14,451,431
Shares issued to shareholders in reinvestment of dividends	1,263	39,602	2,158	59,157
Shares repurchased	(175,504)	(5,483,245)	(471,526)	(13,143,425)

Net increase (decrease)	(41,469)	$(1,278,798)	46,499	$1,367,163

Class R5 Shares
Shares sold	293,256	$9,322,797	852,553	$24,462,244
Shares issued to shareholders in reinvestment of dividends	7,656	243,146	16,072	453,093
Shares repurchased	(278,260)	(8,843,227)	(684,444)	(19,317,252)

Net increase	22,652	$722,716	184,181	$5,598,085

Semi-Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares*
Shares sold	1,435,946	$44,718,055	52,503	$1,613,563
Shares issued to shareholders in reinvestment of dividends	335	10,671	46	1,432
Shares repurchased	(55,823)	(1,794,612)	(1,962)	(60,790)

Net increase	1,380,458	$42,934,114	50,587	$1,554,205

*	The effective date of this class of shares was April 10, 2017.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $606,179,264 and $578,393,810, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2018 was $468,755,809.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

24  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2018 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$4,898,919

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2018

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(3,571,979)

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2018 is $1,778,621 attributable to the Fund’s contracts with BBH, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $451,678 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2018 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(18,118,960)	$(18,118,960)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2018

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$4,760,901	$4,760,901

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies, non-U.S. issuers (including developing country issuers), real estate investment trusts, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  25

Financial Highlights

Thornburg Global Opportunities Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$30.98	0.04	(0.92)	(0.88)	(0.07)	–	(0.07)	$30.03
2017(b)	$24.90	0.13	6.05	6.18	(0.10)	–	(0.10)	$30.98
2016(b)	$24.41	0.25	0.38	0.63	(0.14)	–	(0.14)	$24.90
2015(b)	$23.74	(0.11)	0.78	0.67	–	–	–	$24.41
2014(b)	$19.72	(0.03)	4.13	4.10	(0.08)	–	(0.08)	$23.74
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	–	(0.15)	$19.72

CLASS C SHARES

2018(c)	$29.88	(0.08)	(0.87)	(0.95)	(0.02)	–	(0.02)	$28.91
2017	$24.13	(0.08)	5.84	5.76	(0.01)	–	(0.01)	$29.88
2016	$23.70	0.07	0.36	0.43	–	–	–	$24.13
2015	$23.23	(0.31)	0.78	0.47	–	–	–	$23.70
2014	$19.38	(0.20)	4.07	3.87	(0.02)	–	(0.02)	$23.23
2013	$15.69	(0.03)	3.72	3.69	–	–	–	$19.38

CLASS I SHARES

2018(c)	$31.06	0.09	(0.92)	(0.83)	(0.10)	–	(0.10)	$30.13
2017	$24.96	0.23	6.07	6.30	(0.20)	–	(0.20)	$31.06
2016	$24.53	0.34	0.37	0.71	(0.28)	–	(0.28)	$24.96
2015	$23.79	(0.02)	0.77	0.75	(0.01)	–	(0.01)	$24.53
2014	$19.74	0.06	4.15	4.21	(0.16)	–	(0.16)	$23.79
2013	$16.06	0.19	3.80	3.99	(0.31)	–	(0.31)	$19.74

CLASS R3 SHARES

2018(c)	$30.66	– (e)	(0.90)	(0.90)	(0.06)	–	(0.06)	$29.70
2017	$24.66	0.08	5.99	6.07	(0.07)	–	(0.07)	$30.66
2016	$24.18	0.20	0.38	0.58	(0.10)	–	(0.10)	$24.66
2015	$23.55	(0.15)	0.78	0.63	–	–	–	$24.18
2014	$19.55	(0.06)	4.11	4.05	(0.05)	–	(0.05)	$23.55
2013	$15.91	0.11	3.74	3.85	(0.21)	–	(0.21)	$19.55

CLASS R4 SHARES

2018(c)	$30.69	(0.01)	(0.85)	(0.86)	(0.10)	–	(0.10)	$29.73
2017	$24.67	0.11	6.00	6.11	(0.09)	–	(0.09)	$30.69
2016	$24.22	0.24	0.35	0.59	(0.14)	–	(0.14)	$24.67
2015	$23.57	(0.13)	0.78	0.65	–	–	–	$24.22
2014	$19.59	(0.03)	4.10	4.07	(0.09)	–	(0.09)	$23.57
2013	$15.90	0.12	3.76	3.88	(0.19)	–	(0.19)	$19.59

CLASS R5 SHARES

2018(c)	$31.10	0.09	(0.97)	(0.88)	(0.06)	–	(0.06)	$30.16
2017	$24.99	0.22	6.08	6.30	(0.19)	–	(0.19)	$31.10
2016	$24.55	0.34	0.37	0.71	(0.27)	–	(0.27)	$24.99
2015	$23.81	(0.03)	0.78	0.75	(0.01)	–	(0.01)	$24.55
2014	$19.76	0.06	4.15	4.21	(0.16)	–	(0.16)	$23.81
2013	$16.07	0.18	3.82	4.00	(0.31)	–	(0.31)	$19.76

CLASS R6 SHARES

2018(c)	$31.16	– (e)	(0.82)	(0.82)	(0.11)	–	(0.11)	$30.23
2017(f)	$28.35	0.11	2.73	2.84	(0.03)	–	(0.03)	$31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Global Opportunities Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

0.23	(d)	1.28	(d)	1.28	(d)	1.28	(d)	(2.84)	24.73	$390,690
0.46		1.33		1.33		1.33		24.85	43.70	$442,522
1.02		1.35		1.35		1.35		2.57	37.11	$443,072
(0.42)		1.32		1.32		1.32		2.82	45.41	$550,327
(0.15)		1.41		1.41		1.41		20.85	60.29	$207,227
0.60		1.46		1.46		1.46		24.50	66.12	$96,855

(0.52	)(d)	2.03	(d)	2.03	(d)	2.03	(d)	(3.19)	24.73	$345,895
(0.30)		2.08		2.08		2.08		23.88	43.70	$380,046
0.29		2.09		2.09		2.09		1.81	37.11	$359,426
(1.20)		2.10		2.10		2.10		2.02	45.41	$363,615
(0.92)		2.17		2.17		2.17		19.96	60.29	$143,506
(0.18)		2.22		2.22		2.22		23.52	66.12	$87,808

0.56	(d)	0.94	(d)	0.94	(d)	0.94	(d)	(2.68)	24.73	$1,476,707
0.80		0.97		0.97		0.98		25.31	43.70	$1,514,039
1.39		0.99		0.99		0.99		2.91	37.11	$996,970
(0.08)		0.97		0.97		0.98		3.17	45.41	$1,285,609
0.26		0.99		0.99		1.08		21.39	60.29	$453,511
1.07		0.99		0.99		1.11		25.08	66.12	$249,283

0.01	(d)	1.50	(d)	1.50	(d)	1.86	(d)	(2.96)	24.73	$9,994
0.28		1.50		1.50		1.97		24.66	43.70	$12,059
0.84		1.50		1.50		2.01		2.38	37.11	$10,645
(0.58)		1.50		1.50		2.15		2.68	45.41	$8,936
(0.26)		1.50		1.50		2.59		20.75	60.29	$2,182
0.60		1.49		1.49		3.41		24.37	66.12	$1,653

(0.05	)(d)	1.40	(d)	1.40	(d)	1.58	(d)	(2.93)	24.73	$25,955
0.38		1.40		1.40		1.65		24.81	43.70	$28,061
0.98		1.40		1.40		1.66		2.45	37.11	$21,415
(0.51)		1.40		1.40		1.76		2.76	45.41	$13,175
(0.14)		1.40		1.40		2.23		20.82	60.29	$4,462
0.68		1.40		1.40		2.76		24.57	66.12	$2,161

0.57	(d)	0.99	(d)	0.99	(d)	1.11	(d)	(2.73)	24.73	$78,956
0.79		0.99		0.99		1.16		25.29	43.70	$80,704
1.38		0.99		0.99		1.07		2.91	37.11	$60,252
(0.11)		0.98		0.98		1.02		3.17	45.41	$108,654
0.26		0.99		0.99		1.10		21.36	60.29	$74,212
1.03		0.99		0.99		1.15		25.13	66.12	$49,023

0.01	(d)	0.85	(d)	0.85	(d)	1.16	(d)	(2.65)	24.73	$43,261
0.77	(d)	0.85	(d)	0.85	(d)	13.31	(d)(g)	10.02	43.70	$1,576

Semi-Annual Report  |  27

Expense Example

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$971.60	$6.29
Hypothetical*	$1,000.00	$1,018.55	$6.44

CLASS C SHARES

Actual	$1,000.00	$968.10	$9.96
Hypothetical*	$1,000.00	$1,014.81	$10.20

CLASS I SHARES

Actual	$1,000.00	$973.20	$4.62
Hypothetical*	$1,000.00	$1,020.24	$4.73

CLASS R3 SHARES

Actual	$1,000.00	$970.40	$7.37
Hypothetical*	$1,000.00	$1,017.45	$7.54

CLASS R4 SHARES

Actual	$1,000.00	$970.70	$6.88
Hypothetical*	$1,000.00	$1,017.95	$7.04

CLASS R5 SHARES

Actual	$1,000.00	$972.70	$4.87
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R6 SHARES

Actual	$1,000.00	$973.50	$4.18
Hypothetical*	$1,000.00	$1,020.69	$4.28

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; C: 2.03%; I: 0.94%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28  |  Semi-Annual Report

Other Information

Thornburg Global Opportunities Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report   |  29

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1411

Semi-Annual Report

March 31, 2018

THORNBURG

DEVELOPING

WORLD FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Developing World Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

April 25, 2018

Dear Fellow Shareholder:

The last six months were a tale of two halves in global equity markets. The period started with a grind higher that culminated in an almost euphoric turn upward during the month of January. The euphoria quickly wore off and in late January markets began to swoon, with many of the major indices giving back half or more of the gains. A recovery began in February but failed to hold, losing steam again into the end of March.

Every pundit has a different narrative about the increase in volatility and atrophying prices after such strong performance in 2017, when volatility was near-zero. From our perspective, there’s no sole reason, and we think it’s most likely a combination of various headwinds, including higher interest rates, lofty valuations, burgeoning trade conflicts, and weaker economic data. The good news for long-term investors is that, in our opinion, the market became more attractively valued after the recent pull back.

Thornburg Developing World Fund delivered a return of 6.09% (I shares) in the prior six-month period, which trailed the index return of 8.96%. Most of the underperformance occurred during the final few weeks of the period, as several stock-specific issues took a toll, but they have not impacted our view of fundamental value for those holdings.

Major contributors for the period include Sanlam Limited, Tencent Holdings Ltd., Sberbank Russia OJSC, Itau Unibanco Holding S.A., and Hangzhou Hikvision Digital Technology Co., Ltd.

Shares of Sanlam, a South African Insurance company, rose following the election of Cyril Ramaphosa as President of the African National Congress (ANC) during its party Congress in December of 2017. Investors see Ramaphosa as a market-friendly politician with potential to clean up the system following several corruption accusations against former South African President, Jacob Zuma. A more robust outlook for South Africa’s equity market should benefit Sanlam, as several of its businesses generate revenues based on fees tied to the level of assets under management. Furthermore, if political change sparks an economic recovery, Sanlam would likely experience an acceleration in sales of new products.

Tencent continues to report strong growth in its gaming business, which climbed 42% year-over-year in the most recent quarter. In addition, Tencent’s ad revenue once again grew briskly, driven by higher monetization on each ad impression. Tencent continues to invest in its platform, which should keep driving strong return on investment for its advertising customers in the medium to long term.

Sberbank, the leading banking franchise in Russia, reported robust results during the third and fourth quarters of 2017. Accelerating loan growth combined with falling provisions for doubtful accounts is driving strong earnings growth. The company’s investor day also shed light on Sberbank’s technology leadership. Lastly, with strong returns on equity and high capital levels, Sberbank communicated to shareholders its commitment to a higher dividend payout ratio. We remain constructive on the long-term prospects for the bank.

With the Brazilian economy showing early signs of improvement, investors have become more constructive on the prospects of Itau Unibanco, a leading private sector bank. Better economic growth in an environment of falling inflation and lower interest rates should boost loan demand in Brazil. Itau Unibanco should also recover some of the market share lost to public sector banks in the last five years. Better economic prospects have led to banks taking less loan loss provisions for potentially troubled credits. Like Sberbank, Itau recently made an effort to clarify its capital return policy, which is important as its provision expenses are expected to fall. We are optimistic about the potential that Itau will pay an attractive and growing dividend over the next several years.

Hikvision shares rose as the company benefited from strong growth in its core surveillance camera business, which was at the top end of its guided range in the most recent quarter.

Meanwhile, the company is also realizing increasing margins through a better overseas mix and growth in its “New Solutions” segment, which includes unique machine vision and artificial intelligence applications.

Major detractors for the period include Baidu, Inc., Bharti Infratel Ltd., China Unicom (Hong Kong) Limited, Emaar Properties (P.J.S.C.) and Kroton Educacional S.A.

Shares of Baidu, the dominant search engine in China, weakened in the fourth quarter after management’s revenue forecast disappointed investors despite recent progress toward a recovery in the core business. Management subsequently clarified that the business was accelerating on a like-for-like basis. Indeed, results in the fourth quarter of 2017 showed that online advertising revenue growth accelerated for the fourth consecutive quarter. But the shares continued to struggle in the first quarter of this year alongside other technology and internet stocks. We believe the share price offers the core search business at compelling value alongside several potentially valuable options in new fields, such as autonomous driving. The overall thesis continues to track with our expectations.

Bharti Infratel is the largest mobile tower operator in India. The shares have recently come under pressure following the merger or bankruptcy of several of their customers, reducing demand for new tower tenancies in the short term. Despite the short-term demand weakness, we remain optimistic about demand for its services as India has become one of the highest consumers of mobile data in the world, yet still has one of the smallest tower bases.

Shares China Unicom, one of three main mobile operators in China, fell after the Chinese regulator announced new restrictions on pricing with respect to roaming. We think the

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

weakness in the shares has provided an attractive point to add to the position considering the limited impact of the pricing adjustments and the progress it’s making in subscriber growth.

Emaar Properties is a leading real estate developer in Dubai. Its shares detracted from performance in the recent period as they gave back some of the gains from the first half of 2017. Investors anticipated that the initial public offering of Emaar Development, the firm’s domestic real estate development business, would result in a large one-time special dividend being paid to shareholders. While the company did distribute a portion of those gains to minorities, management decided that some of the proceeds would be kept within the company to fund ongoing growth initiatives. Some investors were disappointed and sold the shares. We remain constructive on the growth opportunities for several of Emaar Property’s underlying businesses and see the business as attractively valued. We have used the opportunity to add to the position.

Kroton Educacional is one of the leading private education companies in Brazil. The shares were strong during the middle of 2017 thanks to delivery of an internal cost-cutting program, which helped the firm maintain profitability despite sluggish demand. During that period, we significantly reduced our position. Unfortunately, stubbornly high unemployment during the still nascent economic recovery in Brazil has made it difficult for many students who attend school part time while working to continue their studies. The recent reports have shown higher than normal dropouts and weak student intake, which have weighed on the shares. We believe that sellers are confusing cyclical and structural pressures, and that enrollment trends will improve.

Looking forward, volatility is higher but valuations are more attractive after the recent pull back. The economic data have improved over the last few years but softened a bit in the last few months. At this point it’s pretty easy to take the view of either a bear or a bull at a high level. We instead turn our focus on company fundamentals, where we have high conviction in our portfolio and believe that despite recent setbacks, our holdings remain undervalued with a path to success.

As always, we appreciate the opportunity to invest alongside you in the Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA

Portfolio Manager

Managing Director

Charlie Wilson, PhD

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	24.14%	6.06%	3.46%	7.20%

With sales charge	18.57%	4.44%	2.51%	6.61%
Class C Shares (Incep: 12/16/09)
Without sales charge	23.21%	5.26%	2.67%	6.44%

With sales charge	22.21%	5.26%	2.67%	6.44%

Class I Shares (Incep: 12/16/09)	24.63%	6.52%	3.89%	7.73%

Class R5 Shares (Incep: 2/1/13)	24.66%	6.54%	3.88%	4.51%

Class R6 Shares (Incep: 2/1/13)	24.79%	6.64%	3.98%	4.62%

MSCI Emerging Markets Index (Since 12/16/09)	24.93%	8.81%	4.99%	4.70%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.56%; C shares, 2.30%; I shares, 1.23%; R5 shares, 1.80%; R6 shares, 1.16%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Alibaba Group Holding Ltd.	6.1%
Tencent Holdings Ltd.	4.7%
Industrial & Commercial Bank of China Ltd. Class H	3.5%
Unilever N.V.	3.3%
Samsung Electronics Co. Ltd.	3.3%
ICICI Bank Ltd.	3.3%
Reliance Industries Ltd.	2.9%
British American Tobacco plc	2.9%
HDFC Bank Ltd.	2.9%
Baidu, Inc.	2.8%

SECTOR EXPOSURE

Information Technology	29.9%
Financials	26.0%
Consumer Discretionary	7.7%
Consumer Staples	7.4%
Energy	6.9%
Telecommunication Services	5.6%
Real Estate	4.0%
Materials	3.7%
Health Care	2.3%
Industrials	1.3%
Other Assets Less Liabilities	5.2%

TOP TEN INDUSTRY GROUPS

Banks	20.5%
Software & Services	18.0%
Energy	6.9%
Technology Hardware & Equipment	6.3%
Consumer Services	5.8%
Semiconductors & Semiconductor Equipment	5.6%
Telecommunication Services	5.6%
Insurance	4.3%
Food, Beverage & Tobacco	4.1%
Real Estate	4.0%

COUNTRY EXPOSURE*

(percent of equity holdings)

China	31.8%
India	10.9%
United Kingdom	8.2%
United States	7.2%
Brazil	6.3%
Mexico	5.6%
Russian Federation	5.2%
South Korea	4.7%
Switzerland	3.9%
Hong Kong	3.7%
South Africa	2.8%
Taiwan	2.3%
United Arab Emirates	2.0%
Argentina	1.6%
Indonesia	1.5%
Philippines	1.2%
Canada	1.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE

COMMON STOCK — 94.8%

BANKS — 20.5%
Banks — 20.5%
Bank Central Asia Tbk PT	8,998,010	$15,228,156
BBVA Banco Frances S.A. ADR	730,819	16,669,981
Citigroup, Inc.	213,439	14,407,133
Grupo Financiero Banorte SAB de C.V.	3,573,926	21,675,527
HDFC Bank Ltd.	609,301	18,020,714
HDFC Bank Ltd. ADR	130,292	12,868,941
ICICI Bank Ltd. Sponored ADR	3,957,172	35,020,972
Industrial & Commercial Bank of China Ltd. Class H	44,165,428	37,873,044
Itau Unibanco Holding S.A. ADR	1,700,466	26,527,270
Sberbank of Russia PJSC ADR	1,189,679	22,187,513

		220,479,251

CONSUMER SERVICES — 5.8%
Diversified Consumer Services — 3.0%
Kroton Educacional S.A.	4,167,910	17,169,297
TAL Education Group ADR	396,323	14,699,620
Hotels, Restaurants & Leisure — 2.8%
Galaxy Entertainment Group Ltd.	1,330,720	12,081,038
Yum China Holdings, Inc.	446,989	18,550,044

		62,499,999

DIVERSIFIED FINANCIALS — 1.2%
Diversified Financial Services — 1.2%
GT Capital Holdings, Inc.	555,710	12,450,290

		12,450,290

ENERGY — 6.9%
Energy Equipment & Services — 2.7%
Halliburton Co.	626,089	29,388,617
Oil, Gas & Consumable Fuels — 4.2%
LUKOIL PJSC Sponored ADR	200,981	13,911,905
Reliance Industries Ltd.	2,307,986	31,196,986

		74,497,508

FOOD, BEVERAGE & TOBACCO — 4.1%
Tobacco — 4.1%
British American Tobacco plc Sponsored ADR	539,951	31,149,773
KT&G Corp.	140,653	13,195,703

		44,345,476

HOUSEHOLD & PERSONAL PRODUCTS — 3.3%
Personal Products — 3.3%
Unilever N.V.	634,336	35,770,207

		35,770,207

INSURANCE — 4.3%
Insurance — 4.3%
AIA Group Ltd.	2,994,893	25,338,570
Sanlam Ltd.	2,851,522	20,545,651

		45,884,221

MATERIALS — 3.7%
Metals & Mining — 3.7%
First Quantum Minerals Ltd.	775,865	10,894,087
Glencore plc	3,370,247	16,729,288
Grupo Mexico SAB de CV Series B Class B	3,677,923	12,271,882

		39,895,257

MEDIA — 0.7%
Media — 0.7%
Naspers Ltd. Class N	32,409	7,916,515

		7,916,515

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.3%
	Pharmaceuticals — 2.3%
a,b,c	China Animal Healthcare Ltd.	35,787,582	$1,459,201
	Novartis AG Sponored ADR	282,225	22,817,891

			24,277,092

	REAL ESTATE — 4.0%
	Equity Real Estate Investment Trusts — 2.1%
	Fibra Uno Administracion S.A. de C.V.	15,049,063	22,681,206
	Real Estate Management & Development — 1.9%
	Emaar Properties PJSC	13,073,756	20,644,365

			43,325,571

	RETAILING — 1.2%
	Internet & Direct Marketing Retail — 1.2%
c	Ctrip.com International Ltd. ADR	277,209	12,923,484

			12,923,484

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.6%
	Semiconductors & Semiconductor Equipment — 5.6%
	ams AG	158,548	16,561,300
	QUALCOMM, Inc.	369,799	20,490,563
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,790,506	23,352,316

			60,404,179

	SOFTWARE & SERVICES — 18.0%
	Information Technology Services — 1.9%
	Cielo S.A.	3,302,977	20,699,569
	Internet Software & Services — 16.1%
c	Alibaba Group Holding Ltd. Sponsored ADR	356,190	65,375,113
c	Baidu, Inc. Sponored ADR	134,361	29,988,032
c	Facebook, Inc. Class A	59,460	9,501,113
	Tencent Holdings Ltd.	964,693	50,347,949
c	Yandex N.V. Class A	438,101	17,283,084

			193,194,860

	TECHNOLOGY HARDWARE & EQUIPMENT — 6.3%
	Electronic Equipment, Instruments & Components — 3.0%
	Hangzhou Hikvision Digital Technology Co. Ltd. Class A	2,604,153	17,176,971
	Sunny Optical Technology Group Co. Ltd.	857,767	15,836,909
	Technology Hardware, Storage & Peripherals — 3.3%
	Samsung Electronics Co., Ltd.	15,309	35,216,876

			68,230,756

	TELECOMMUNICATION SERVICES — 5.6%
	Diversified Telecommunication Services — 3.5%
	Bharti Infratel Ltd.	2,777,808	14,278,378
c	China Unicom Hong Kong Ltd.	18,242,052	23,011,323
	Wireless Telecommunication Services — 2.1%
	China Mobile Ltd.	2,493,966	22,864,096

			60,153,797

	TRANSPORTATION — 1.3%
	Transportation Infrastructure — 1.3%
	Shanghai International Airport Co. Ltd. Class A	1,890,357	14,304,544

			14,304,544

	TOTAL COMMON STOCK (Cost $834,011,128)		1,020,553,007

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	SHORT-TERM INVESTMENTS — 4.6%
d	Thornburg Capital Management Fund	4,944,975	$49,449,755

	TOTAL SHORT-TERM INVESTMENTS (Cost $49,449,755)		49,449,755

	TOTAL INVESTMENTS — 99.4% (Cost $883,460,883)		$1,070,002,762

	OTHER ASSETS LESS LIABILITIES — 0.6%		6,377,133

	NET ASSETS — 100.0%		$1,076,379,895

Footnote Legend

a	Illiquid Security.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR             American Depositary Receipt

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $834,011,128)	$1,020,553,007
Non-controlled affiliated issuer (cost $49,449,755)	49,449,755
Cash denominated in foreign currency (cost $518,631)	523,195
Receivable for investments sold	7,771,569
Receivable for fund shares sold	932,848
Dividends receivable	2,833,134
Dividend and interest reclaim receivable	300,030
Prepaid expenses and other assets	58,921

Total Assets	1,082,422,459

LIABILITIES

Payable for investments purchased	1,099,958
Payable for fund shares redeemed	1,097,794
Payable to investment advisor and other affiliates (Note 4)	1,027,359
Deferred taxes payable (Note 2)	1,935,864
Accounts payable and accrued expenses	881,507
Dividends payable	82

Total Liabilities	6,042,564

NET ASSETS	$1,076,379,895

NET ASSETS CONSIST OF

Accumulated net investment income	$1,758,944
Net unrealized appreciation on investments	184,568,040
Accumulated net realized gain (loss)	(142,772,098)
Net capital paid in on shares of beneficial interest	1,032,825,009

$1,076,379,895

Semi-Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($ 133,441,135 applicable to 6,346,846 shares of beneficial interest outstanding - Note 5)	$21.03

Maximum sales charge, 4.50% of offering price	0.99

Maximum offering price per share	$22.02

Class C Shares:
Net asset value and offering price per share* ($ 105,723,962 applicable to 5,294,415 shares of beneficial interest outstanding - Note 5)	$19.97

Class I Shares:
Net asset value, offering and redemption price per share ($ 772,384,190 applicable to 36,026,116 shares of beneficial interest outstanding - Note 5)	$21.44

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 4,563,924 applicable to 213,576 shares of beneficial interest outstanding - Note 5)	$21.37

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 60,266,684 applicable to 2,809,004 shares of beneficial interest outstanding - Note 5)	$21.46

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Operations

Thornburg Developing World Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $984,126)	$8,224,016
Non-controlled affiliated issuer	404,194

Total Income	8,628,210

EXPENSES

Investment advisory fees (Note 4)	5,211,631
Administration fees (Note 4)
Class A Shares	75,211
Class C Shares	61,958
Class I Shares	248,662
Class R5 Shares	1,555
Class R6 Shares	10,858
Distribution and service fees (Note 4)
Class A Shares	169,440
Class C Shares	556,191
Transfer agent fees
Class A Shares	81,746
Class C Shares	72,942
Class I Shares	291,815
Class R5 Shares	7,133
Class R6 Shares	3,916
Registration and filing fees
Class A Shares	6,851
Class C Shares	6,623
Class I Shares	9,914
Class R5 Shares	7,492
Class R6 Shares	7,484
Custodian fees (Note 2)	268,785
Professional fees	38,775
Trustee and officer fees (Note 4)	24,731
Other expenses	62,314

Total Expenses	7,226,027

Less:
Expenses reimbursed by investment advisor (Note 4)	(82,613)
Investment advisory fees waived by investment advisor (Note 4)	(255,297)

Net Expenses	6,888,117

Net Investment Income	$1,740,093

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	89,760,478
Foreign currency transactions	(14,356)

89,746,122

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $ 70,518)	(28,396,103)
Foreign currency translations	(1,058)

(28,397,161)

Net Realized and Unrealized Gain	61,348,961

Net Increase in Net Assets Resulting from Operations	$63,089,054

See notes to financial statements.

Semi-Annual Report  |  13

Statement of Changes in Net Assets

Thornburg Developing World Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$1,740,093	$9,217,721
Net realized gain (loss) on investments and foreign currency transactions	89,746,122	27,124,927
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	(28,397,161)	128,774,352

Net Increase in Net Assets Resulting from Operations	63,089,054	165,117,000

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	–	(661,266)
Class C Shares	–	(220,121)
Class I Shares	–	(6,435,552)
Class R5 Shares	–	(47,343)
Class R6 Shares	–	(310,277)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	652,528	(58,944,051)
Class C Shares	(9,601,114)	(40,460,081)
Class I Shares	(69,269,252)	(177,355,450)
Class R5 Shares	(1,246,925)	(1,570,384)

Class R6 Shares	30,875,102	(26,687,949)

Net Increase (Decrease) in Net Assets	14,499,393	(147,575,474)

NET ASSETS

Beginning of Period	1,061,880,502	1,209,455,976

End of Period	$1,076,379,895	$1,061,880,502

Undistributed net investment income	$1,758,944	$18,851

* Unaudited.

See notes to financial statements.

14  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$883,460,883

Gross unrealized appreciation on a tax basis	243,572,294
Gross unrealized depreciation on a tax basis	(57,030,415)

Net unrealized appreciation (depreciation) on investments (tax basis)	$186,541,879

At March 31, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $8,658,757. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

At March 31, 2018, the Fund had cumulative tax basis capital losses of $223,037,046 (of which $223,037,046 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$1,020,553,007	$1,019,093,806	$–	$1,459,201
Short Term Investment	49,449,755	49,449,755	–	–

Total Investments in Securities	$1,070,002,762	$1,068,543,561	$–	$1,459,201	(b)

Other Financial Instruments**
Spot Currency	$293	$293	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(91)	$(91)	$–	$–

(a)	At March 31, 2018, industry classifications for Common Stock in Level 3 consist of $1,459,201 in Pharmaceuticals, Biotechnology & Life Sciences.

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2018:

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)

Common Stock	$1,459,201	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	.32 HKD/(N/A)

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018 is as follows:

	COMMON STOCK	TOTAL(c)
Beginning Balance 9/30/2017	$–	$–
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(a)(b)	1,459,201	1,459,201
Transfers into Level 3	–	–
Transfers out of Level 3	–	–

Ending Balance 3/31/2018	$1,459,201	$1,459,201

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2018.

(b)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2018, which were valued using significant unobservable inputs, was $1,459,201. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2018.

(c)	Level 3 investments represent 0.14% of total net assets at the six months ended March 31, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.975%

Next $500 million	0.925

Next $500 million	0.875

Next $500 million	0.825

Over $2 billion	0.775

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.943% of the Fund’s average net assets (before applicable management fee waiver of $255,297).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $9,083 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,952 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor voluntarily waived Fund level investment advisory fees of $255,297. The Advisor contractually reimbursed certain class specific expenses administrative fees, and distribution fees of $53,574 for Class I shares, $12,659 for Class R5 shares, and $16,380 for Class R6 shares.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 4.10%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$49,158,463	$188,162,233	$(187,870,941)	$–	$–	$49,449,755	$404,194	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	819,333	$17,443,331	1,289,759	$22,171,402
Shares issued to shareholders in reinvestment of dividends	–	–	31,888	614,785
Shares repurchased	(789,010)	(16,790,803)	(4,820,106)	(81,730,238)

Net increase (decrease)	30,323	$652,528	(3,498,459)	$(58,944,051)

Class C Shares
Shares sold	237,675	$4,818,400	499,116	$8,103,815
Shares issued to shareholders in reinvestment of dividends	–	–	11,284	208,667
Shares repurchased	(712,861)	(14,419,514)	(2,991,611)	(48,772,563)

Net decrease	(475,186)	$(9,601,114)	(2,481,211)	$(40,460,081)

Class I Shares
Shares sold	4,014,650	$88,063,414	12,552,451	$219,327,001
Shares issued to shareholders in reinvestment of dividends	–	–	301,037	5,820,402
Shares repurchased	(7,230,595)	(157,332,666)	(23,095,483)	(402,502,853)

Net decrease	(3,215,945)	$(69,269,252)	(10,241,995)	$(177,355,450)

Class R5 Shares
Shares sold	97,969	$2,126,490	135,799	$2,404,963
Shares issued to shareholders in reinvestment of dividends	–	–	2,455	47,343
Shares repurchased	(157,764)	(3,373,415)	(225,830)	(4,022,690)

Net decrease	(59,795)	$(1,246,925)	(87,576)	$(1,570,384)

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	1,712,725	$37,785,884	593,504	$10,364,683
Shares issued to shareholders in reinvestment of dividends	–	–	16,103	307,869
Shares repurchased	(321,070)	(6,910,782)	(2,009,514)	(37,360,501)

Net increase (decrease)	1,391,655	$30,875,102	(1,399,907)	$(26,687,949)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $347,439,338 and $405,772,516, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22  |  Semi-Annual Report

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Semi-Annual Report  |  23

Financial Highlights

ThornburgDeveloping World Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$19.86	0.01	1.16	1.17	–	–	–	$21.03
2017(b)	$16.98	0.09	2.89	2.98	(0.10)	–	(0.10)	$19.86
2016(b)	$15.03	0.04	1.94	1.98	(0.03)	–	(0.03)	$16.98
2015(b)	$18.61	0.02	(3.58)	(3.56)	(0.02)	–	(0.02)	$15.03
2014(b)	$17.77	0.03	0.81	0.84	–	–	–	$18.61
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	–	(0.01)	$17.77

CLASS C SHARES

2018(c)	$18.93	(0.07)	1.11	1.04	–	–	–	$19.97
2017	$16.26	(0.03)	2.74	2.71	(0.04)	–	(0.04)	$18.93
2016	$14.48	(0.08)	1.86	1.78	–	–	–	$16.26
2015	$18.03	(0.09)	(3.46)	(3.55)	–	–	–	$14.48
2014	$17.34	(0.11)	0.80	0.69	–	–	–	$18.03
2013	$15.44	(0.12)	2.02	1.90	–	–	–	$17.34

CLASS I SHARES

2018(c)	$20.21	0.05	1.18	1.23	–	–	–	$21.44
2017	$17.26	0.19	2.92	3.11	(0.16)	–	(0.16)	$20.21
2016	$15.27	0.11	1.97	2.08	(0.09)	–	(0.09)	$17.26
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	–	(0.10)	$15.27
2014	$18.05	0.10	0.84	0.94	(0.07)	–	(0.07)	$18.92
2013	$15.96	0.09	2.09	2.18	(0.09)	–	(0.09)	$18.05

CLASS R5 SHARES

2018(c)	$20.14	0.05	1.18	1.23	–	–	–	$21.37
2017	$17.20	0.18	2.92	3.10	(0.16)	–	(0.16)	$20.14
2016	$15.22	0.12	1.96	2.08	(0.10)	–	(0.10)	$17.20
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	–	(0.11)	$15.22
2014	$18.04	0.13	0.80	0.93	(0.11)	–	(0.11)	$18.86
2013(d)	$17.49	0.08	0.47	0.55	–	–	–	$18.04

CLASS R6 SHARES

2018(c)	$20.21	0.06	1.19	1.25	–	–	–	$21.46
2017	$17.25	0.20	2.93	3.13	(0.17)	–	(0.17)	$20.21
2016	$15.25	0.13	1.98	2.11	(0.11)	–	(0.11)	$17.25
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	–	(0.13)	$15.25
2014	$18.08	0.11	0.84	0.95	(0.12)	–	(0.12)	$18.91
2013(d)	$17.51	0.04	0.53	0.57	–	–	–	$18.08

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Effective date of this class of shares was February 1, 2013.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Developing World Fund

RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
			EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

0.09	1.47		1.47		1.51		5.89	33.24	$133,441
0.54	1.52		1.52		1.60		17.58	77.61	$125,427
0.25	1.52		1.52		1.57		13.20	94.68	$166,655
0.14	1.53		1.53		1.53		(19.12)	96.74	$207,282
0.15	1.45		1.45		1.45		4.73	61.46	$459,121
0.05	1.48		1.48		1.59		13.19	61.67	$347,073

(0.69)	2.23		2.23		2.27		5.49	33.24	$105,724
(0.16)	2.26		2.26		2.34		16.65	77.61	$109,227
(0.51)	2.29		2.29		2.34		12.29	94.68	$134,129
(0.55)	2.27		2.27		2.27		(19.69)	96.74	$154,943
(0.62)	2.23		2.23		2.23		3.98	61.46	$232,493
(0.71)	2.26		2.26		2.40		12.31	61.67	$106,168

0.48	1.09		1.09		1.15		6.09	33.24	$772,384
1.05	1.07		1.07		1.20		18.06	77.61	$793,069
0.70	1.07		1.07		1.16		13.68	94.68	$853,866
0.52	1.09		1.09		1.14		(18.75)	96.74	$1,016,898
0.54	1.09		1.09		1.09		5.20	61.46	$2,376,420
0.52	1.04		1.04		1.22		13.74	61.67	$828,147

0.45	1.09		1.09		1.64		6.11	33.24	$4,564
1.04	1.08		1.08		1.77		18.06	77.61	$5,506
0.74	1.08		1.08		1.75		13.65	94.68	$6,208
0.66	1.09		1.09		1.67		(18.72)	96.74	$5,363
0.67	1.09		1.09		1.90		5.17	61.46	$7,433
0.47 (e)	1.07	(e)	1.07	(e)	17.45	(e)(f)	3.14	61.67	$697

0.53	0.99		0.99		1.15		6.19	33.24	$60,267
1.14	0.97		0.97		1.13		18.16	77.61	$28,652
0.80	0.97		0.97		1.12		13.81	94.68	$48,598
0.84	0.99		0.99		1.10		(18.68)	96.74	$21,055
0.57	0.99		0.99		1.10		5.26	61.46	$22,727
0.20 (e)	0.98	(e)	0.98	(e)	1.99	(e)	3.26	61.67	$14,422

Semi-Annual Report  |  25

Expense Example

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,058.90	$7.55
Hypothetical*	$1,000.00	$1,017.60	$7.39

CLASS C SHARES

Actual	$1,000.00	$1,054.90	$11.42
Hypothetical*	$1,000.00	$1,013.81	$11.20

CLASS I SHARES

Actual	$1,000.00	$1,060.90	$5.60
Hypothetical*	$1,000.00	$1,019.50	$5.49

CLASS R5 SHARES

Actual	$1,000.00	$1,061.10	$5.60
Hypothetical*	$1,000.00	$1,019.50	$5.49

CLASS R6 SHARES

Actual	$1,000.00	$1,061.90	$5.09
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.47%; C: 2.23%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg Developing World Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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30  |  Semi-Annual Report

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2148

Semi-Annual Report

March 31, 2018

THORNBURG

BETTER WORLD

INTERNATIONAL

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Better World International Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Better World International Fund | March 31, 2018 (Unaudited)

April 13, 2018

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Better World International Fund for the six months ended March 31, 2018. In the October-through-March period, Better World International Fund gained 5.57% (I shares), outperforming the MSCI AC World ex-U.S. Index’s 3.76% return. That brought the since-inception return to 13.03% (I shares), versus 12.95% for the benchmark. While we expect our short-term returns to vary, we aim to deliver superior, risk-adjusted returns over the long run and believe our investment philosophy and process provide a sound framework to add value.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

There is no sales charge for Class I shares. The total annual fund operating expense of Class I shares is 1.65%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in a net expense ratio of 1.09% for Class I shares.

Thornburg Better World International Fund seeks attractively priced stocks of quality companies that have sustainable business models, compelling growth prospects and, critically, exhibit high “ESG” standards of environmental sensitivity, social responsibility and corporate governance. Through our research and our practical experience of running socially responsible separate accounts for several years prior to launching the Better World International Fund, we have found that companies with durable business models and strong ESG values tend to outperform over time. In our judgment, they also tend to have lower regulatory and legal risks, enhanced marketplace reputations, reduced operating costs and more effective capital allocation policies. These advantages create a positive self-reinforcing cycle to the benefit of clients, employees, and shareholders.

Global equity markets opened the six-month period ended March 31, 2018 boosted by continued optimism surrounding above-trend economic growth, positive leading economic indicators, and robust corporate revenue and earnings growth world-wide. As the calendar year turned, following a strong January, markets swooned as volatility spiked. Trigger points for the initial downturn, ironically, appeared to be firming wage growth in the U.S., a positive data point in isolation, with second-order effects of upward pressure on inflation. That raised pressure on the U.S. Federal Reserve to increase short-term rates and, in turn, resulted in equity market de-rating from a higher discount rate.

Top-performing sectors for the Fund during the six-month period were information technology, financials, and consumer staples. Bottom-performing sectors during the period were consumer discretionary, materials, and utilities. On a regional basis, holdings in Developed North America, the Eurozone, and the Pacific ex-Japan were top contributors to Fund performance, while holdings in the U.K. and EMEA (emerging Europe, the Middle East and Africa) rounded out our detractors.

One question that remains top of mind for our strategy is whether the market is accurately assessing the risks and opportunities of ESG. Are markets properly valuing the future earnings potential of organizations in light of innovations in energy production and consumption, or consumer preferences shifting to natural and organic foods? When business models are changing as a result of innovation and structural changes in multiple industries, how do investors respond? For us, one answer is increased focus on material ESG trends that follow the changing world dynamic.

For example, Deutsche Post has implemented a broad range of efficiency measures for reducing the consumption of fuel, electricity, and kerosene, a large component of costs for the mail and logistics services company. Moreover, it has adopted network optimization measures, such as intelligent route planning, capacity optimization, and intermodal transport concepts, which have also played a large role in reducing fuel use and lowering carbon emissions. These efficiency measures, which play no small role in the profitability of the company, can be easily overlooked by analysts who are less attuned to environmental factors within ESG.

Another example is Mondi plc, which manufactures packaging and business paper. The company appeared on our radar as an industry leader in sustainable forest management. All of Mondi’s managed forests are certified under Forest Stewardship Council standards. The certifications provide us with a high level of confidence in the firm’s responsible land management program. Additionally, Mondi’s efforts in responsible forest management provide its business consumers with responsible sourcing credentials, something increasingly important to the general public. We believe these efforts make for a sustainable moat for the company, increased profitability, and better stock price returns over time.

As mentioned above, Thornburg Better World International Fund seeks to utilize ESG analysis to enhance risk-adjusted returns, while most of the current investment management community does not. We continue to believe that material ESG metrics positively affect investment returns, and we attempt to capitalize on this market inefficiency, with which we can add value for our shareholders. While the last six months is certainly a short period by which to gauge success, we believe that the

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

results speak to the potential of our financials-plus-ESG integration methodology.

Thank you for investing alongside us in Thornburg Better World International Fund.

Sincerely,

Jim Gassman,	Di Zhou, CFA, FRM®,
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.

Semi-Annual Report  |  5

Performance Summary

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.

Class A Shares (Incep: 9/30/15)
Without sales charge	14.02%	12.13%

With sales charge	8.88%	10.09%
Class C Shares (Incep: 9/30/15)
Without sales charge	13.38%	11.50%

With sales charge	12.38%	11.50%

Class I Shares (Incep: 9/30/15)	14.97%	13.03%

MSCI AC World ex-U.S. Index (Since 9/30/15)	16.53%	12.95%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 3.17%; C shares, 4.44%; I shares, 1.65%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation.

The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

AIA Group Ltd.	3.6%
Resona Holdings, Inc.	3.4%
ING Groep N.V.	3.4%
UBS Group AG	2.7%
Compass Group plc	2.6%
CRH plc	2.6%
Enel S.p.A.	2.6%
Sony Corp.	2.6%
Novartis AG	2.5%
Mondi plc	2.4%

SECTOR EXPOSURE

Financials	22.6%
Industrials	16.3%
Consumer Discretionary	14.3%
Information Technology	10.9%
Consumer Staples	7.5%
Health Care	6.3%
Telecommunication Services	6.0%
Materials	5.0%
Utilities	2.6%
Real Estate	2.3%
Other Assets Less Liabilities	6.2%

TOP TEN INDUSTRY GROUPS

Banks	11.8%
Transportation	7.7%
Software & Services	6.7%
Pharmaceuticals, Biotechnology & Life Sciences	6.3%
Capital Goods	6.0%
Telecommunication Services	6.0%
Insurance	5.8%
Diversified Financials	5.0%
Materials	5.0%
Food, Beverage & Tobacco	4.7%

COUNTRY EXPOSURE*

(percent of equity holdings)

Japan	14.2%
United Kingdom	10.9%
China	8.4%
Switzerland	7.7%
Netherlands	6.9%
Germany	6.2%
Italy	5.2%
France	5.0%
United States	4.3%
Spain	4.3%
Canada	4.2%
Hong Kong	3.8%
Ireland	2.8%
Singapore	2.4%
Colombia	2.4%
Taiwan	2.2%
India	1.9%
Finland	1.7%
Vietnam	1.7%
Brazil	1.4%
Norway	1.3%
Argentina	1.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 93.8%

	AUTOMOBILES & COMPONENTS — 1.8%
	Automobiles — 1.8%
	Subaru Corp.	36,186	$1,186,532

			1,186,532

	BANKS — 11.8%
	Banks — 11.8%
	BBVA Banco Frances S.A. ADR	29,596	675,085
	ICICI Bank Ltd.	280,522	1,199,564
	ING Groep N.V.	133,416	2,249,015
	Resona Holdings, Inc.	429,457	2,279,970
	United Overseas Bank Ltd.	71,405	1,497,645

			7,901,279

	CAPITAL GOODS — 6.0%
	Electrical Equipment — 1.4%
	Legrand S.A.	12,043	943,926
	Machinery — 2.4%
	Weir Group plc	56,976	1,594,351
	Trading Companies & Distributors — 2.2%
	Brenntag AG	25,058	1,489,215

			4,027,492

	COMMERCIAL & PROFESSIONAL SERVICES — 2.6%
	Professional Services — 2.6%
	Bureau Veritas S.A.	27,413	712,047
	RELX PLC	51,263	1,053,658

			1,765,705

	CONSUMER DURABLES & APPAREL — 2.6%
	Household Durables — 2.6%
	Sony Corp.	35,669	1,712,970

			1,712,970

	CONSUMER SERVICES — 4.0%
	Hotels, Restaurants & Leisure — 4.0%
	Compass Group PLC	85,790	1,751,890
a	GreenTree Hospitality Group Ltd. ADR	75,000	956,250

			2,708,140

	DIVERSIFIED FINANCIALS — 5.0%
	Capital Markets — 2.7%
	UBS Group AG	103,304	1,814,844
	Diversified Financial Services — 2.3%
	Cerved Information Solutions S.p.A.	124,885	1,556,623

			3,371,467

	FOOD, BEVERAGE & TOBACCO — 4.7%
	Food Products — 4.7%
	Grupo Nutresa S.A.	158,933	1,477,806
	Vietnam Dairy Products, JSC	117,110	1,062,793
	Wessanen	31,562	631,853

			3,172,452

	HOUSEHOLD & PERSONAL PRODUCTS — 2.8%
	Household Products — 1.2%
	Reckitt Benckiser Group plc	9,520	805,935
	Personal Products — 1.6%
	Kao Corp.	13,900	1,036,181

			1,842,116

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	INSURANCE — 5.8%
	Insurance — 5.8%
	AIA Group Ltd.	282,049	$2,386,301
	Intact Financial Corp.	19,581	1,471,368

			3,857,669

	MATERIALS — 5.0%
	Construction Materials — 2.6%
	CRH PLC	51,575	1,743,147
	Paper & Forest Products — 2.4%
	Mondi PLC	60,429	1,623,574

			3,366,721

	MEDIA — 3.0%
	Media — 3.0%
	Schibsted ASA Class A	28,687	801,456
	Shaw Communications, Inc. Class B	60,812	1,171,540

			1,972,996

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.3%
	Life Sciences Tools & Services — 1.8%
	Thermo Fisher Scientific, Inc.	5,789	1,195,197
	Pharmaceuticals — 4.5%
a	Galenica AG	25,634	1,354,098
	Novartis AG	20,580	1,663,191

			4,212,486

	REAL ESTATE — 2.3%
	Equity Real Estate Investment Trusts — 2.3%
	Equinix, Inc.	3,657	1,529,138

			1,529,138

	RETAILING — 2.9%
	Internet & Direct Marketing Retail — 1.1%
a	Ctrip.com International Ltd. ADR	15,750	734,265
	Specialty Retail — 1.8%
	Industria de Diseno Textil S.A.	37,530	1,174,326

			1,908,591

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.2%
	Semiconductors & Semiconductor Equipment — 4.2%
	ASML Holding N.V.	7,431	1,464,327
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	31,449	1,376,208

			2,840,535

	SOFTWARE & SERVICES — 6.7%
	Information Technology Services — 1.3%
	Cielo S.A.	137,091	859,142
	Internet Software & Services — 5.4%
a	Alibaba Group Holding Ltd. Sponsored ADR	8,021	1,472,174
	Scout24 AG	19,325	899,776
	Tencent Holdings Ltd.	23,462	1,224,497

			4,455,589

	TELECOMMUNICATION SERVICES — 6.0%
	Diversified Telecommunication Services — 6.0%
	DNA Oyj	50,579	1,097,201
	Nippon Telegraph & Telephone Corp.	31,671	1,459,060
	Orange S.A.	86,200	1,462,103

			4,018,364

	TRANSPORTATION — 7.7%
	Air Freight & Logistics — 2.3%
	Deutsche Post AG	34,597	1,512,082
	Road & Rail — 1.8%
	Kyushu Railway Co.	39,414	1,222,369

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Transportation Infrastructure — 3.6%
	Aena SME S.A.	7,555	$1,521,298
	Shanghai International Airport Co. Ltd. Class A	117,834	891,663

			5,147,412

	UTILITIES — 2.6%
	Electric Utilities — 2.6%
	Enel S.p.A.	281,894	1,723,876

			1,723,876

	TOTAL COMMON STOCK (Cost $56,289,611)		62,721,530

	SHORT-TERM INVESTMENTS — 5.4%
b	Thornburg Capital Management Fund	364,414	3,644,144

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,644,144)		3,644,144

	TOTAL INVESTMENTS — 99.2% (Cost $59,933,755)		$66,365,674

	OTHER ASSETS LESS LIABILITIES — 0.8%		524,591

	NET ASSETS — 100.0%		$66,890,265

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $56,289,611)	$62,721,530
Non-controlled affiliated issuer (cost $3,644,144)	3,644,144
Cash	4,337
Cash denominated in foreign currency (cost $37,829)	38,041
Receivable for investments sold	756,261
Receivable for fund shares sold	110,131
Dividends receivable	221,494
Dividend and interest reclaim receivable	25,532
Prepaid expenses and other assets	16,852

Total Assets	67,538,322

LIABILITIES

Payable for investments purchased	428,697
Payable for fund shares redeemed	3,815
Payable to investment advisor and other affiliates (Note 4)	53,777
Deferred taxes payable (Note 2)	5,308
Accounts payable and accrued expenses	156,460

Total Liabilities	648,057

NET ASSETS	$66,890,265

NET ASSETS CONSIST OF

Undistributed net investment income	$133,345
Net unrealized appreciation on investments	6,433,632
Accumulated net realized gain (loss)	2,232,063
Net capital paid in on shares of beneficial interest	58,091,225

$66,890,265

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($7,939,135 applicable to 548,148 shares of beneficial interest outstanding - Note 5)	$14.48

Maximum sales charge, 4.50% of offering price	0.68

Maximum offering price per share	$15.16

Class C Shares:
Net asset value and offering price per share* ($2,615,581 applicable to 182,466 shares of beneficial interest outstanding - Note 5)	$14.33

Class I Shares:
Net asset value, offering and redemption price per share ($56,335,549 applicable to 3,820,500 shares of beneficial interest outstanding - Note 5)	$14.75

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report  |  11

Statement of Operations

Thornburg Better World International Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $54,289)	$455,916
Non-controlled affiliated issuer	49,047

Total Income	504,963

EXPENSES

Investment advisory fees (Note 4)	362,198
Administration fees (Note 4)
Class A Shares	3,996
Class C Shares	1,435
Class I Shares	19,462
Distribution and service fees (Note 4)
Class A Shares	9,058
Class C Shares	12,961
Transfer agent fees
Class A Shares	16,881
Class C Shares	2,217
Class I Shares	13,600
Registration and filing fees
Class A Shares	6,771
Class C Shares	6,771
Class I Shares	6,802
Custodian fees (Note 2)	110,541
Professional fees	30,218
Trustee and officer fees (Note 4)	1,721
Other expenses	10,807

Total Expenses	615,439

Less:
Expenses reimbursed by investment advisor (Note 4)	(46,070)
Investment advisory fees waived by investment advisor (Note 4)	(121,554)

Net Expenses	447,815

Net Investment Income	$57,148

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	3,694,338
Foreign currency transactions	(24,182)

3,670,156

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $33,355)	239,414
Foreign currency translations	712

240,126

Net Realized and Unrealized Gain	3,910,282

Net Increase in Net Assets Resulting from Operations	$3,967,430

See notes to financial statements.

12  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Better World International Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$57,148	$660,690
Net realized gain (loss) on investments and foreign currency transactions	3,670,156	606,527
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	240,126	4,208,343

Net Increase in Net Assets Resulting from Operations	3,967,430	5,475,560

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	–	(49,779)
Class C Shares	–	(10,230)
Class I Shares	–	(583,812)

From realized gains
Class A Shares	(169,562)	(177,797)
Class C Shares	(62,136)	(45,820)
Class I Shares	(1,613,511)	(1,502,645)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	1,352,324	4,455,372
Class C Shares	364,077	1,275,340
Class I Shares	(5,554,186)	29,500,849

Net Increase (Decrease) in Net Assets	(1,715,564)	38,337,038

NET ASSETS

Beginning of Period	68,605,829	30,268,791

End of Period	$66,890,265	$68,605,829

Undistributed net investment income	$133,345	$76,197
* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  13

Notes to Financial Statements

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on October 1, 2015. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under

14  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$59,933,755

Gross unrealized appreciation on a tax basis	7,239,862
Gross unrealized depreciation on a tax basis	(807,943)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,431,919

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on

Semi-Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides

16  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$62,721,530	$62,721,530	$–	$–
Short Term Investment	3,644,144	3,644,144	–	–

Total Investments in Securities	$66,365,674	$66,365,674	$–	$–

Other Financial Instruments**
Spot Currency	$438	$438	$–	$–

Semi-Annaul Report  |  17

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3

Liabilities
Other Financial Instruments**
Spot Currency	$(15)	$(15)	$–	$–

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.975%

Next $500 million	0.925

Next $500 million	0.875

Next $500 million	0.825

Over $2 billion	0.775

The Fund’s effective management fee for the six months ended March 31, 2018 was 0.975% of the Fund’s average net assets (before applicable management fee waiver of $121,554).

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $3,504 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $44 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C and Class I shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor voluntarily waived Fund level investment advisory fees of $121,554. For the six months ended March 31, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $8,370 for Class A shares, $6,303 for Class C shares, and $31,397 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 41.74%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$7,738,888	$28,041,780	$(32,136,524)	$–	$–	$3,644,144	$49,047	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	99,239	$1,467,601	386,475	$5,145,982
Shares issued to shareholders in reinvestment of dividends	11,866	169,052	17,306	219,209
Shares repurchased	(19,490)	(284,329)	(67,442)	(909,819)

Net increase	91,615	$1,352,324	336,339	$4,455,372

Class C Shares
Shares sold	36,683	$529,867	99,435	$1,303,381
Shares issued to shareholders in reinvestment of dividends	4,397	62,136	4,469	56,050
Shares repurchased	(15,850)	(227,926)	(6,250)	(84,091)

Net increase	25,230	$364,077	97,654	$1,275,340

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	622,638	$9,233,651	2,273,986	$30,676,477
Shares issued to shareholders in reinvestment of dividends	104,734	1,514,453	143,963	1,848,995
Shares repurchased	(1,091,890)	(16,302,290)	(222,307)	(3,024,623)

Net increase (decrease)	(364,518)	$(5,554,186)	2,195,642	$29,500,849

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $45,298,645 and $46,562,280, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, social investing risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20  |  Semi-Annual Report

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Semi-Annual Report  |  21

Financial Highlights

Thornburg Better World International Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS A SHARES

2018(b)(c)	$14.13	(0.03)	0.45	0.42	–	(0.07)	(0.07)	$14.48
2017(b)	$13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$14.13
2016(b)(e)	$11.94	0.03	2.04	2.07	(0.15)	–	(0.15)	$13.86

CLASS C SHARES

2018(c)	$14.02	(0.07)	0.45	0.38	–	(0.07)	(0.07)	$14.33
2017	$13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$14.02
2016(e)	$11.94	(0.05)	2.04	1.99	(0.14)	–	(0.14)	$13.79

CLASS I SHARES

2018(c)	$14.33	0.02	0.47	0.49	–	(0.07)	(0.07)	$14.75
2017	$13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$14.33
2016(e)	$11.94	0.10	2.01	2.11	(0.09)	–	(0.09)	$13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on October 01, 2015.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Better World International Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(0.36	)(d)	1.83	(d)	1.83	(d)	2.39	(d)	5.15	67.96	$7,939
0.64		1.79		1.79		3.21		8.61	105.55	$6,450
0.21		1.83		1.83		7.27	(f)	16.60	180.60	$1,666

(0.96	)(d)	2.38	(d)	2.38	(d)	3.20	(d)	4.90	67.96	$2,616
0.18		2.32		2.32		4.48		7.97	105.55	$2,205
(0.40)		2.38		2.38		13.13	(f)	15.94	180.60	$822

0.26	(d)	1.09	(d)	1.09	(d)	1.51	(d)	5.57	67.96	$56,335
1.48		0.94		0.94		1.62		9.58	105.55	$59,951
0.76		1.09		1.09		2.28		17.44	180.60	$27,781

Semi-Annual Report  |  23

Expense Example

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS A SHARES

Actual	$1,000.00	$1,051.50	$9.36
Hypothetical*	$1,000.00	$1,015.81	$9.20

CLASS C SHARES

Actual	$1,000.00	$1,049.00	$12.16
Hypothetical*	$1,000.00	$1,013.06	$11.94

CLASS I SHARES

Actual	$1,000.00	$1,055.70	$5.59
Hypothetical*	$1,000.00	$1,019.50	$5.49

†	Expenses are equal to the annualized expense ratio for each class (A: 1.83%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24  |  Semi-Annual Report

Other Information

Thornburg Better World International Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  25

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3645

Semi-Annual Report

March 31, 2018

THORNBURG

CAPITAL

MANAGEMENT

FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Capital Management Fund

Semi-Annual Report  |  March 31, 2018

Statement of Operations	10

Statements of Changes in Net Assets	11

Notes to Financial Statements	12

Financial Highlights	16

Expense Example	18

Other Information	19

Trustees’ Statement to Shareholders	20

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class I	N/A	885-216-739

Semi-Annual Report   |  3

Performance Summary

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.

Class I Shares (Incep: 7/31/15)	1.29%	0.79%

FTSE 1-Month T-Bill Index (Since 7/31/15)	1.04%	0.51%

30-DAY YIELDS, I SHARES (with sales charge)

Annualized Distribution Yield	1.79%
SEC Yield	1.85%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Glossary

FTSE One-Month Treasury Bill Index - Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Short-Term Credit Ratings - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

4  |  Semi-Annual Report

Fund Summary

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO COMPOSITION

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  5

Schedule of Investments

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE

	SHORT-TERM INVESTMENTS — 99.0%

	Alabama Power Co.,
a	2.150%%, 4/2/2018	$8,755,000	$8,754,477
a	2.250%%, 4/6/2018	7,245,000	7,242,736
a	Alphabet, Inc., 1.66%, 4/2/2018	15,000,000	14,999,308
	Ameren Illinois Co., 2.15%, 4/11/2018	1,390,000	1,389,170
a	Anthem, Inc., 2.25%, 4/6/2018	16,000,000	15,995,000
	Apple, Inc.,
a	1.650%%, 4/12/2018	1,658,000	1,657,164
a	1.730%%, 4/13/2018	3,000,000	2,998,270
a	1.760%%, 4/18/2018	1,492,000	1,490,760
a	1.800%%, 4/24/2018	2,250,000	2,247,413
a	Archer Daniels Midland Co., 1.90%, 4/9/2018	5,000,000	4,997,889
	Arizona Public Service Co., 2.15%, 4/2/2018	31,000,000	30,998,145
	Atlantic City Electric, 2.30%, 4/2/2018	15,000,000	14,999,042
	AutoZone, Inc.,
a	2.000%%, 4/2/2018	10,787,000	10,786,401
a	2.280%%, 4/6/2018	5,213,000	5,211,349
a	AVANGRID, Inc., 2.15%, 4/2/2018	15,000,000	14,999,104
a,b	B.A.T. International Finance plc, 2.35%, 4/9/2018	16,000,000	15,991,644
	Baltimore Gas and Electric Co., 2.20%, 4/2/2018	15,000,000	14,999,083
	Bank of New York Tri-Party Repurchase Agreement 1.88% dated 3/29/2018 due 4/2/2018, repurchase price $40,008,379 collateralized by 30 corporate debt securities, having an average coupon of 3.70%, a minimum credit rating of BBB-, maturity dates from 9/8/2020 to 6/1/2065, and having an aggregate market value of $42,795,164 at 3/29/2018	40,000,000	40,000,000
a,b	Bell Canada, 2.02%, 4/2/2018	5,000,000	4,999,719
a	Berkshire Hathaway Energy, 2.16%, 4/2/2018	16,000,000	15,999,040
a	Campbell Soup Co., 2.05%, 4/9/2018	11,000,000	10,994,989
	Canadian National Railway Co.,
a,b	1.750%%, 4/2/2018	4,500,000	4,499,781
a,b	1.780%%, 4/2/2018	4,000,000	3,999,802
a,b	1.860%%, 4/9/2018	4,553,000	4,551,118
a,b	1.920%%, 4/18/2018	2,947,000	2,944,328
a	Centerpoint Energy, Inc., 2.20%, 4/2/2018	15,000,000	14,999,083
	Cintas Corp.,
a	2.050%%, 4/2/2018	3,000,000	2,999,829
a	2.200%%, 4/2/2018	2,850,000	2,849,826
a	Conagra Foods, Inc., 1.76%, 4/2/2018	10,000,000	9,999,389
a	Consolidated Edison, Inc., 2.28%, 4/10/2018	7,900,000	7,895,497
	Delmarva Power & Light, 2.27%, 4/2/2018	15,000,000	14,999,054
a,b	Diageo Capital plc, 2.26%, 4/2/2018	15,000,000	14,999,058
a	Dollar General Corp., 2.20%, 4/2/2018	15,000,000	14,999,083
	Dover Corp.,
a	2.250%%, 4/2/2018	8,438,000	8,437,473
a	2.300%%, 4/4/2018	7,562,000	7,560,551
	Dow Chemical Co., 2.25%, 4/3/2018	1,300,000	1,299,838
	Electricite de France S.A.,
a,b	2.000%%, 4/3/2018	13,703,000	13,701,477
a,b	2.230%%, 4/10/2018	1,297,000	1,296,277
	Eli Lilly & Co.,
a	1.600%%, 4/3/2018	13,000,000	12,998,844
a	1.650%%, 4/4/2018	3,000,000	2,999,588
a	Emerson Electric Co., 1.80%, 4/12/2018	12,800,000	12,792,960
	Federal Home Loan Bank Discount Notes,
	1.400%%, 4/2/2018	13,000,000	12,999,494
	1.620%%, 4/5/2018	3,862,000	3,861,305
	1.620%%, 4/17/2018	1,200,000	1,199,136
	1.630%%, 4/24/2018	2,800,000	2,797,084
	1.640%%, 4/20/2018	11,000,000	10,990,479
	1.650%%, 4/19/2018	292,000	291,759
	1.680%%, 4/19/2018	5,000,000	4,995,800
	1.710%%, 4/18/2018	3,000,000	2,997,578

6  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Capital Management Fund   |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	General Mills, Inc.,
a	1.950%%, 4/2/2018	$786,000	$785,957
a	2.000%%, 4/2/2018	5,000,000	4,999,722
	Hitachi America Capital Ltd.,
	2.150%%, 4/2/2018	1,000,000	999,940
	2.350%%, 4/11/2018	2,704,000	2,702,235
	2.400%%, 4/20/2018	1,802,000	1,799,718
	Intel Corp.,
a	1.700%%, 4/3/2018	10,000,000	9,999,056
a	1.840%%, 4/24/2018	14,550,000	14,532,896
	International Bank for Reconstruction & Development Discount Notes,
b	1.300%%, 4/2/2018	9,000,000	8,999,675
b	1.550%%, 4/2/2018	11,000,000	10,999,526
b	1.700%%, 4/6/2018	1,000,000	999,764
b	1.750%%, 4/16/2018	20,000,000	19,985,417
a	Kansas City Power & Light, 2.30%, 4/3/2018	6,100,000	6,099,221
a	Kentucky Utilities Co., 2.30%, 4/3/2018	15,000,000	14,998,083
a	Kimberly-Clark Corp., 1.84%, 4/6/2018	8,900,000	8,897,726
a	Kroger Co., 1.76%, 4/2/2018	15,000,000	14,999,083
	L’oreal USA, Inc.,
a	1.700%%, 4/4/2018	1,000,000	999,858
a	1.850%%, 4/9/2018	9,000,000	8,996,300
a	Leggett & Platt, 2.25%, 4/9/2018	10,835,000	10,829,583
a	Louisville Gas & Electric Co., 2.31%, 4/6/2018	16,000,000	15,994,867
a	McCormick & Co., 1.72%, 4/2/2018	7,500,000	7,499,552
a	Nestle Capital Corp., 1.65%, 4/4/2018	16,000,000	15,997,800
a	NextEra Energy Capital Holdings, Inc., 2.36%, 4/16/2018	16,000,000	15,984,267
	Northern Illinois Gas Co., 2.20%, 4/5/2018	15,000,000	14,996,333
	Novartis AG,
a	1.680%%, 4/3/2018	4,000,000	3,999,627
a	1.860%%, 4/20/2018	11,000,000	10,989,202
	NSTAR Electric Co., 1.70%, 4/5/2018	16,000,000	15,996,978
a	Oglethorpe Power Corp., 2.41%, 4/16/2018	16,000,000	15,983,933
a	Pacific Gas & Electric Co., 2.20%, 4/2/2018	15,000,000	14,999,083
	PacifiCorp,, 2.15%, 4/2/2018	10,000,000	9,999,403
	Peoples Gas Light & Coke Co., 2.22%, 4/3/2018	15,000,000	14,998,150
	PepsiCo, Inc.,
a	1.680%%, 4/2/2018	11,000,000	10,999,487
a	1.700%%, 4/2/2018	4,000,000	3,999,811
	Pfizer, Inc.,
a	1.640%%, 4/3/2018	2,400,000	2,399,781
a	1.750%%, 4/13/2018	15,000,000	14,991,250
	Potomac Electric Power Co., 2.27%, 4/2/2018	15,000,000	14,999,054
a	PPL Electric Utilities Corp., 2.50%, 4/20/2018	16,000,000	15,978,889
	Qualcomm, Inc.,
a	2.150%%, 4/19/2018	2,000,000	1,997,850
a	2.200%%, 4/19/2018	13,000,000	12,985,700
	Reckitt Benckiser Treasury Services plc,
a,b	2.200%%, 4/3/2018	1,300,000	1,299,841
a,b	2.200%%, 4/4/2018	13,700,000	13,697,488
	Roche Holding, Inc.,
a	1.610%%, 4/2/2018	2,000,000	1,999,911
a	1.780%%, 4/16/2018	6,000,000	5,995,550
a	Rockwell Automation, Inc., 1.95%, 4/6/2018	14,000,000	13,996,208
a	Snap-on, Inc., 2.10%, 4/5/2018	4,818,000	4,816,876
	Spectra Energy Partners,
a	2.050%%, 4/2/2018	6,551,000	6,550,627
a	2.250%%, 4/2/2018	1,449,000	1,448,909
a	2.400%%, 4/9/2018	8,000,000	7,995,733
a,b	Telus Corp., 1.90%, 4/2/2018	3,800,000	3,799,799
	Tennessee Valley Authority Discount Notes, 1.50%, 4/17/2018	27,000,000	26,982,000

Semi-Annual Report  |  7

Schedule of Investments, Continued

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	The Coca-Cola Co.,
a	1.650%%, 4/6/2018	$7,416,000	$7,414,301
a	1.750%%, 4/3/2018	5,350,000	5,349,480
a	The Home Depot, 1.80%, 4/9/2018	16,000,000	15,993,600
a,b	Tyco Electronics Group S.A., 2.22%, 4/2/2018	15,000,000	14,999,075
a	Tyson Foods, Inc., 2.22%, 4/4/2018	15,000,000	14,997,225
	Union Electric Co., 2.00%, 4/5/2018	1,540,000	1,539,658
a	United Parcel Service, Inc., 1.68%, 4/2/2018	10,000,000	9,999,533
	United States Treasury Bill, 1.66%, 4/12/2018	32,000,000	31,983,767
	Wal-Mart Stores, Inc.,
a	1.730%%, 4/2/2018	6,000,000	5,999,712
a	1.850%%, 4/18/2018	1,000,000	999,126
a	1.900%%, 4/23/2018	8,000,000	7,990,711

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,026,970,101)		1,026,970,101

	TOTAL INVESTMENTS — 99.0% (Cost $1,026,970,101)		$1,026,970,101

	OTHER ASSETS LESS LIABILITIES — 1.0%		10,124,596

	NET ASSETS — 100.0%		$1,037,094,697

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2018, the aggregate value of these securities in the Fund’s portfolio was $690,171,516, representing 66.55% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

See notes to financial statements.

8  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (cost $1,026,970,101) (Note 3)	$1,026,970,101
Cash	10,162,126
Interest receivable	6,374
Prepaid expenses and other assets	3,731

Total Assets	1,037,142,332

LIABILITIES

Accounts payable and accrued expenses	47,554
Dividends payable	81

Total Liabilities	47,635

NET ASSETS	$1,037,094,697

NET ASSETS CONSIST OF

Undistributed net investment income	$23,695
Net capital paid in on shares of beneficial interest	1,037,071,002

$1,037,094,697

NET ASSET VALUE

Class I Shares:
Net asset value, offering and redemption price per share ($1,037,094,697 applicable to 103,709,470 shares of beneficial interest outstanding - Note 5)	$10.00

See notes to financial statements.

Semi-Annual Report  |  9

Statement of Operations

Thornburg Capital Management Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Interest income	$7,858,265

EXPENSES

Transfer agent fees	2,594
Custodian fees (Note 2)	82,470
Professional fees	14,362
Officer fees	2,880
Other expenses	14,019

Total Expenses	116,325

Net Investment Income	$7,741,940

See notes to financial statements.

10  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Capital Management Fund

	SIX MONTHS ENDED MARCH 31, 2018*	YEAR ENDED SEPTEMBER 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$7,741,940	$9,820,572

Net Increase in Net Assets Resulting from Operations	7,741,940	9,820,572

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class I Shares	(7,741,940)	(9,820,572)

FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	(92,926,138)	(263,515,419)

Net Decrease in Net Assets	(92,926,138)	(263,515,419)

NET ASSETS

Beginning of Period	1,130,020,835	1,393,536,254

End of Period	$1,037,094,697	$1,130,020,835

Undistributed net investment income	$23,695	$23,695

* Unaudited.

See notes to financial statements.

Semi-Annual Report  |  11

Notes to Financial Statements

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust. Thornburg Investment Management, Inc., acting as the agent for the other series of the Trust will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment

12  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,026,970,101

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized gain (loss) in the Fund at March 31, 2018 due to all securities with less than 60 days to maturity being valued by the amortized cost method.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Semi-Annual Report  |  13

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$1,026,970,101	$–	$1,026,970,101	$–

Total Investments in Securities	$1,026,970,101	$–	$1,026,970,101	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2018.

14  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.

The Advisor provides certain administrative services to the Fund. No fees are charged for these services.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	375,886,320	$3,758,863,205	876,780,189	$8,767,801,887
Shares issued to shareholders in reinvestment of dividends	774,194	7,741,941	982,057	9,820,572
Shares repurchased	(385,953,128)	(3,859,531,284)	(904,113,788)	(9,041,137,878)

Net decrease	(9,292,614)	$(92,926,138)	(26,351,542)	$(263,515,419)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had no purchase and sale transactions of investments other than short-term investments.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, foreign investment risk, diversification risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  15

Financial Highlights

Thornburg Capital Management Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+		NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS I

2018(b)(c)	$10.00	0.07		–		0.07		(0.07)	–	(0.07)	$10.00
2017(b)	$10.00	0.09		–		0.09		(0.09)	–	(0.09)	$10.00
2016(b)	$10.00	0.05		–		0.05		(0.05)	–	(0.05)	$10.00
2015*(b)	$10.00	–	(f)	–	(g)	–	(h)	– (i)	–	–	$10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(h)	Total from investment operations was less than $0.01 per share.
(i)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
*	The Fund commenced operations on July 31, 2015.

See notes to financial statements.

16  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Capital Management Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)		NET ASSETS AT END OF PERIOD (THOUSANDS)

1.47	(d)	0.02	(d)	0.02	(d)	0.02	(d)	0.73	–	(e)	$1,037,095
0.89		0.03		0.03		0.03		0.87	–	(e)	$1,130,021
0.45		0.03		0.03		0.03		0.45	–	(e)	$1,393,536
0.26	(d)	0.03	(d)	0.03	(d)	0.03	(d)	0.04	–	(e)	$1,772,860

Semi-Annual Report  |  17

Expense Example

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS I SHARES

Actual	$1,000.00	$1,007.30	$0.10
Hypothetical*	$1,000.00	$1,024.83	$0.10

†	Expenses are equal to the annualized expense ratio for each class (I: 0.02%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18  |  Semi-Annual Report

Other Information

Thornburg Capital Management Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  19

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

20  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  21

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3478

Semi-Annual Report

March 31, 2018

THORNBURG

LONG/SHORT

EQUITY FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Semi-Annual Report

Thornburg Long/Short Equity Fund

Semi-Annual Report  |  March 31, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class I	THLSX	885-216-689

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks.

Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

May 4, 2018

Dear Fellow Shareholder:

Thornburg Long/Short Equity Fund performed well during the semi-annual reporting period ending March 31, 2018. The Fund was up 4.42% vs. a S&P 500 Index return of 5.84%. During the period we averaged 31.7% net exposure. We were able to provide three quarters of the return of the S&P 500 Index with only around 30% of the net equity exposure. Our long book led the way, providing a total return of 9.1% for the period, outpacing the S&P. Our short book lost us money during the period, but was up much less than our long book (+6.2%).

	TOTAL RETURN	AVG. WEIGHT
TRAILING AS OF SIX MONTHS (3/31/2018)
Long Book	9.14%	105.26%
Short Book	6.21%	-73.54%
Fund	4.42%	31.72%
S&P 500 Index	5.84%	–
Russell 2000 Index	3.25%	–

Source: Kiski, Thornburg

If you look at the below chart of our performance relative to the S&P 500 Index you will get a sense for how our return stream looked early in the period, and then later as market volatility picked up. Generally speaking, THLSX was up or down less than the market during the most volatile moments.

Strength in our relative returns for the period was in part driven by good performance of growth investments in the overall market. Both sides of our book are invested mostly in growthy or Growth at a Reasonable Price (GARP) investments, so both sides are likely to perform better in an environment that flatters growth investors. This occurred during the period, with growth investments, especially large cap growth investments, wildly outpacing value investments. What’s most important for us, then, is whether our long growthy investments outpace our short growthy investments (i.e. how was our stock picking during the period). We won’t get our stock picking right in every period, but we did during this semi-annual period.

With the return of volatility over the last three months of the period, the most important question we ask ourselves is whether or not the portfolio behaves as we would expect it to given what’s happening in the world around it. We find predicting what’s going to happen in the overall economy much harder than finding great investments (i.e. doing in-depth research work to highlight individual security mispricings - whether longs or shorts). But when we see big shifts in the market, as we did in January, we want to ask ourselves whether we’ve achieved our goal of building a balanced portfolio. So far, so good on that front – the portfolio has performed day-to-day as we generally would have expected given our exposure, despite heightened volatility.

Top contributors to performance during the period were all long positions; Kose, Amazon, Switch, Casa Systems and U.S. Foods.

• Casa Systems, Inc.

Casa is a broadband equipment company that supplies primarily cable companies. Shares of Casa have climbed as they have grown their traditional cable infrastructure business and as excitement has grown about their wireless equipment capabilities.

• KOSÉCorp.

KOSÉ is a Japanese company that manufactures, retails, and exports cosmetics including makeup, skin care, and hair-care products. We have long had a Japanese short investment or two in the portfolio. That has made us all the more interested in Japanese long ideas generated by the team. This investment recommendation from Sean Sun, a portfolio manager of our Thornburg International Growth Fund, was a great investment. Since quarter end, we sold our shares at price target.

• Amazon.com, Inc.

Amazon continued its run as it grows its large ecommerce and cloud computing businesses and begins competing, often effectively, in industry after industry.

• U.S. Foods Holding Corp.

U.S. Foods continued market share gains with independent restaurant customers, improved margins from higher sales of private-label products, and an intentional shift in customer mix towards higher-value independent customers allowed the company to grow operating income at a high single-digit rate.

• Switch, Inc.

Switch, a data-center operator, had a strong trading debut following its October IPO. We sold this investment during the period at price target.

4  |  Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

Bottom contributors to performance included long positions ADT and General Electric, and short positions Haemonetics, Grainger and HelloFresh.

• ADT,Inc.

Security monitoring company ADT was brought back to the public markets by its private equity owner Apollo Group. We like the long-term secular growth trend in household security monitoring in the U.S.; ADT’s leadership position in a very fragmented market; its sustained, strong competitive position despite significant cable and telecom provider attempts to gain share; and the predictable nature of a subscription-based revenue model. We don’t like the legacy controversy around this investment, the short investor interest that the company has attracted, management’s decision to disclose less data, nor ADT’s hefty debt load. We worked with the underwriter on the initial public offering (IPO) to help set a price that was well below the original “range,” at which we believed the positives outweighed the negatives. So far that has not been our experience, and the stock broke its IPO price and has traded materially lower since. We are monitoring developments against our initial investment thesis closely.

• General Electric Co.

General Electric is a diversified industrial and financial services conglomerate. The company serves a wide variety of end markets globally, including power and water, aviation, oil and gas, health care, appliances and lighting, energy management, transportation, and finance. During the period, its share price declined on continued disappointment from its power segment and upcoming accounting restatement.

• WW Grainger, Inc.

Our longer-term thesis on Grainger, an industrial supplies distributor, is that company’s margins are secularly challenged due to increased price transparency brought by e-commerce. Apart from being a beneficiary of the tax reform, Grainger’s recent earnings benefited from volume growth driven by a reset in product pricing.

• Haemonetics Corp.

Haemonetics is a medical devices company whose revenues are structurally challenged due to price cuts and increased competition. Strength in the company’s shares during the period can be attributed to bullish expectations on product launches as well as on tax-reform benefits.

• HelloFresh SE

HelloFresh sells meal kits over the internet. We have serious doubts about the long-term growth and margin profile of this company. In the short term, however, the stock has re-rated due to positive sentiment.

As any well-trained economist would report, we see both good and bad in the current economic environment. Trump’s administration seems as unpredictable as ever, though we’ve noticed that ridiculous opening positions have been moderated dramatically over the course of negotiations on many policy fronts. Is President Trump sneaky good at negotiating? Maybe, but we also see risks of some of the tactics backfiring. Further, the ongoing special counsel investigation of Russian interference in the 2016 election and whether the administration was complicit is sure to bring additional moments of uncertainty.

The most recent earnings season, encompassing the first calendar quarter of 2018, is progressing well so far. But any number of risks on the horizon could knock the economy off its strong footing. We will likely remain towards the lower end of our net exposure range of 30-50% for the foreseeable future, dependent, as always, on our stock picking to drive good risk-adjusted returns for the strategy.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report  |  5

Performance Summary

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class I Shares (Incep: 12/30/16)	11.32%	5.51%	7.96%	7.37%	7.21%

S&P 500 Index	13.99%	10.78%	13.31%	9.49%	8.93%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: I shares, 3.81%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 3.46%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.

SECTOR EXPOSURE

Information Technology	14.2%
Energy	4.9%
Consumer Discretionary	4.3%
Consumer Staples	3.2%
Materials	2.7%
Health Care	1.7%
Financials	0.9%
Real Estate	0.9%
Industrials	0.1%
Telecommunication Services	-1.8%
Other Assets Less Liabilities	70.7%

PORTFOLIO EXPOSURE

	1Q18	4Q17
Gross Long	104.7%	106.1%
Gross Short	-73.2%	-73.6%
Net Equity	31.5%	32.5%
ASSETS BY GEOGRAPHY
	Long	Short
United States	57.7%	42.3%
Ex-U.S	63.9%	36.1%

TOP TEN LONG HOLDINGS

Gilead Sciences, Inc.	4.2%
Alkermes plc	3.9%
US Foods Holding Corp.	3.8%
PennyMac Mortgage Investment Trust	3.6%
Starbucks Corp.	3.4%
Assured Guaranty Ltd.	3.2%
Alphabet, Inc.	3.1%
Facebook, Inc.	3.1%
Oaktree Capital Group, LLC	3.0%
Fibra Uno Administracion S.A. de C.V.	3.0%

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report  |  7

Schedule of Investments

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

		SHARES	VALUE

	COMMON STOCK — 101.9%

	CAPITAL GOODS — 2.8%
	Machinery — 2.8%
a	ITT, Inc.	87,144	$4,268,313

			4,268,313

	COMMERCIAL & PROFESSIONAL SERVICES — 2.5%
	Commercial Services & Supplies — 2.5%
	ADT, Inc.	482,819	3,828,755

			3,828,755

	CONSUMER DURABLES & APPAREL — 5.6%
	Household Durables — 2.7%
a,b	TRI Pointe Group, Inc.	254,958	4,188,960
	Leisure Products — 2.9%
a	Callaway Golf Co.	266,019	4,352,071

			8,541,031

	CONSUMER SERVICES — 6.0%
	Hotels, Restaurants & Leisure — 6.0%
	Domino’s Pizza Group plc	840,432	3,897,014
a	Starbucks Corp.	89,338	5,171,777

			9,068,791

	DIVERSIFIED FINANCIALS — 8.3%
	Capital Markets — 4.7%
	Apollo Global Management, LLC, Class A	86,275	2,555,466
	Oaktree Capital Group, LLC	117,742	4,662,583
	Mortgage Real Estate Investment Trusts — 3.6%
a	PennyMac Mortgage Investment Trust	300,948	5,426,092

			12,644,141

	ENERGY — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
a	Devon Energy Corp.	114,005	3,624,219
	Teekay LNG Partners L.P.	199,464	3,570,406

			7,194,625

	FOOD & STAPLES RETAILING — 6.3%
	Food & Staples Retailing — 6.3%
a,b	US Foods Holding Corp.	177,744	5,824,671
a	Walmart, Inc.	42,759	3,804,268

			9,628,939

	FOOD, BEVERAGE & TOBACCO — 2.9%
	Food Products — 2.9%
b	Nomad Foods Ltd.	282,081	4,439,955

			4,439,955

	HEALTHCARE EQUIPMENT & SERVICES — 5.2%
	Health Care Equipment & Supplies — 2.8%
	Medtronic plc	53,034	4,254,388
	Health Care Technology — 2.4%
a,b	Evolent Health, Inc., Class A	262,249	3,737,048

			7,991,436

	HOUSEHOLD & PERSONAL PRODUCTS — 2.6%
	Personal Products — 2.6%
a	Kose Corp.	18,744	3,891,311

			3,891,311

	INSURANCE — 3.2%
	Insurance — 3.2%
a	Assured Guaranty Ltd.	136,531	4,942,422

			4,942,422

8  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

		SHARES	VALUE
	MATERIALS — 3.3%
	Containers & Packaging — 2.8%
	RPC Group plc	396,006	$4,295,874
	Metals & Mining — 0.5%
	Warrior Met Coal, Inc.	25,700	719,857

			5,015,731

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.1%
	Biotechnology — 8.1%
b	Alkermes plc	102,447	5,937,828
a	Gilead Sciences, Inc.	85,406	6,438,758

			12,376,586

	REAL ESTATE — 3.0%
	Equity Real Estate Investment Trusts — 3.0%
	Fibra Uno Administracion S.A. de C.V.	3,056,315	4,606,327

			4,606,327

	RETAILING — 8.5%
	Internet & Direct Marketing Retail — 3.9%
a,b	Amazon.com, Inc.	1,546	2,237,588
a	Expedia Group, Inc.	32,950	3,638,009
	Specialty Retail — 4.6%
b	CarMax, Inc.	48,800	3,022,672
a,b	O’Reilly Automotive, Inc.	16,306	4,033,778

			12,932,047

	SOFTWARE & SERVICES — 13.2%
	Information Technology Services — 1.9%
	Cognizant Technology Solutions Corp., Class A	35,589	2,864,915
	Internet Software & Services — 9.7%
a,b	Alphabet, Inc., Class C	4,647	4,794,728
a,b	Cars.com, Inc.	136,302	3,861,435
b	Facebook, Inc., Class A	29,730	4,750,557
b	iQIYI, Inc. ADR	87,980	1,368,089
	Software — 1.6%
	Activision Blizzard, Inc.	36,193	2,441,580

			20,081,304

	TECHNOLOGY HARDWARE & EQUIPMENT — 11.1%
	Communications Equipment — 8.9%
a,b	ARRIS International plc	158,300	4,206,031
b	EchoStar Corp., Class A	30,347	1,601,411
b	Palo Alto Networks, Inc.	17,630	3,200,198
a,b	ViaSat, Inc.	68,008	4,469,486
	Technology Hardware, Storage & Peripherals — 2.2%
a,b	Pure Storage, Inc., Class A	169,138	3,374,303

			16,851,429

	TELECOMMUNICATION SERVICES — 2.4%
	Wireless Telecommunication Services — 2.4%
	China Mobile Ltd.	406,500	3,726,697

			3,726,697

	TRANSPORTATION — 2.2%
	Air Freight & Logistics — 2.2%
	United Parcel Service, Inc., Class B	32,323	3,382,925

			3,382,925

	TOTAL COMMON STOCK (Cost $140,094,491)		155,412,765

	TOTAL LONG-TERM INVESTMENTS — 101.9% (Cost $140,094,491)		155,412,765

	SHORT-TERM INVESTMENTS — 30.9%
c	Thornburg Capital Management Fund	4,716,896	47,168,960

	TOTAL SHORT-TERM INVESTMENTS (Cost $47,168,960)		47,168,960

	LIABILITIES NET OF OTHER ASSETS — (32.8)%		(50,016,221)

Semi-Annual Report  |  9

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

		SHARES	VALUE

	COMMON STOCK SOLD SHORT — (72.5)%

	AUTOMOBILES & COMPONENTS — (0.9)%
	Auto Components — (0.9)%
	Goodyear Tire & Rubber Co.	(50,287)	$(1,336,628)

			(1,336,628)

	BANKS — (4.3)%
	Banks — (2.1)%
	Westamerica Bancorporation	(55,049)	(3,197,246)
	Thrifts & Mortgage Finance — (2.2)%
b	BofI Holding, Inc.	(83,300)	(3,376,149)

			(6,573,395)

	CAPITAL GOODS — (5.4)%
	Machinery — (1.2)%
	Kone OYJ, Class B	(36,604)	(1,825,446)
	Trading Companies & Distributors — (4.2)%
	GATX Corp.	(46,700)	(3,198,483)
	WW Grainger, Inc.	(11,541)	(3,257,678)

			(8,281,607)

	COMMERCIAL & PROFESSIONAL SERVICES — (2.2)%
	Professional Services — (2.2)%
b	TriNet Group, Inc.	(71,430)	(3,308,638)

			(3,308,638)

	CONSUMER SERVICES — (6.0)%
	Diversified Consumer Services — (3.9)%
b	Chegg, Inc.	(146,306)	(3,022,682)
	H&R Block, Inc.	(116,340)	(2,956,199)
	Hotels, Restaurants & Leisure — (2.1)%
	Cracker Barrel Old Country Store, Inc.	(20,377)	(3,244,019)

			(9,222,900)

	DIVERSIFIED FINANCIALS — (6.6)%
	Capital Markets — (4.5)%
	FactSet Research Systems, Inc.	(16,340)	(3,258,523)
	Financial Engines, Inc.	(101,665)	(3,558,275)
	Consumer Finance — (2.1)%
b	Credit Acceptance Corp.	(9,877)	(3,263,459)

			(10,080,257)

	FOOD & STAPLES RETAILING — (2.2)%
	Food & Staples Retailing — (2.2)%
	Colruyt S.A.	(60,044)	(3,318,740)

			(3,318,740)

	FOOD, BEVERAGE & TOBACCO — (4.3)%
	Food Products — (4.3)%
	Conagra Brands, Inc.	(92,011)	(3,393,366)
	Sanderson Farms, Inc.	(26,518)	(3,156,172)

			(6,549,538)

	HEALTHCARE EQUIPMENT & SERVICES — (9.6)%
	Health Care Equipment & Supplies — (6.2)%
	DiaSorin S.p.A.	(31,786)	(2,859,019)
b	Haemonetics Corp.	(44,614)	(3,263,960)
	ResMed, Inc.	(33,299)	(3,278,953)
	Health Care Technology — (3.4)%
	Computer Programs & Systems, Inc.	(110,727)	(3,233,229)
b	Inovalon Holdings, Inc., Class A	(190,710)	(2,021,526)

			(14,656,687)

	HOUSEHOLD & PERSONAL PRODUCTS — (2.2)%
	Household Products — (2.2)%
	Church & Dwight Co., Inc.	(67,659)	(3,407,307)

			(3,407,307)

10  |  Semi-Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

		SHARES	VALUE
	MATERIALS — (0.7)%
	Chemicals — (0.7)%
	Orica Ltd.	(75,756)	$(1,033,355)

			(1,033,355)

	MEDIA — (2.1)%
	Media — (2.1)%
	New York Times Co., Class A	(134,617)	(3,244,270)

			(3,244,270)

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (2.2)%
	Pharmaceuticals — (2.2)%
	Shionogi & Co. Ltd.	(66,030)	(3,403,736)

			(3,403,736)

	REAL ESTATE — (2.2)%
	Equity Real Estate Investment Trusts — (2.2)%
	Extra Space Storage, Inc.	(38,415)	(3,355,934)

			(3,355,934)

	RETAILING — (6.9)%
	Internet & Direct Marketing Retail — (2.6)%
b	HelloFresh SE	(76,500)	(1,250,039)
	PetMed Express, Inc.	(65,764)	(2,745,647)
	Specialty Retail — (4.3)%
b	Dufry AG	(24,809)	(3,247,747)
b	Murphy USA, Inc.	(45,255)	(3,294,564)

			(10,537,997)

	SOFTWARE & SERVICES — (10.4)%
	Information Technology Services — (6.2)%
	Paychex, Inc.	(52,857)	(3,255,463)
b	Square, Inc., Class A	(60,629)	(2,982,947)
b	Teradata Corp.	(81,480)	(3,232,311)
	Software — (4.2)%
b	Ellie Mae, Inc.	(34,120)	(3,136,993)
	Symantec Corp.	(126,444)	(3,268,577)

			(15,876,291)

	TELECOMMUNICATION SERVICES — (4.3)%
	Diversified Telecommunication Services — (4.3)%
	AT&T, Inc.	(90,964)	(3,242,867)
	Cogent Communications Holdings, Inc.	(75,670)	(3,284,078)

			(6,526,945)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds $102,468,519)		(110,714,225)

	EXCHANGE-TRADED FUNDS SOLD SHORT — (0.5)%
b	Direxion Daily Developed Markets Bear 3X	(550)	(6,713)
b	Direxion Daily Emerging Markets Bear 3X	(919)	(35,703)
b	Direxion Daily Energy Bear 3X	(535)	(27,113)
b	Direxion Daily Financial Bear 3X	(3,601)	(40,763)
b	Direxion Daily S&P 500 Bear 3X	(266)	(7,836)
b	Direxion Daily Semiconductors Bear 3x	(66)	(796)
b	Direxion Daily Small Cap Bear 3X	(255)	(3,022)
b	iPath S&P 500 VIX Short-Term Futures ETN	(12,835)	(607,224)
b	ProShares UltraPro Short QQQ	(221)	(4,051)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $5,561,296)		(733,221)

	TOTAL SECURITIES SOLD SHORT (Proceeds $108,029,815)		$(111,447,446)

	NET ASSETS — 100.0%		$152,565,504

Footnote Legend

a	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2018, the value of securities pledged was $68,922,414. An additional $61,093,961 in cash has been segregated for collateral on securities sold short.
b	Non-income producing.
c	Investment in Affiliates.

Semi-Annual Report  |  11

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

12  |  Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $140,094,491)	$155,412,765
Non-controlled affiliated issuer (cost $47,168,960)	47,168,960
Cash	904,543
Cash segregated as collateral on securities sold short	61,093,961
Receivable for investments sold	4,939,449
Receivable for fund shares sold	245,141
Dividends receivable	222,912
Dividend and interest reclaim receivable	1,500
Prepaid expenses and other assets	21,609

Total Assets	270,010,840

LIABILITIES

Securities sold short (proceeds $108,029,815)	111,447,446
Payable for investments purchased	5,678,846
Payable to investment advisor and other affiliates (Note 4)	162,927
Payable for short sale financing	65,510
Accounts payable and accrued expenses	14,324
Dividends payable for short sales	76,283

Total Liabilities	117,445,336

NET ASSETS	$152,565,504

NET ASSETS CONSIST OF

Accumulated net investment loss	$(1,215,747)
Net unrealized appreciation on investments	11,901,094
Accumulated net realized gain (loss)	3,336,479
Net capital paid in on shares of beneficial interest	138,543,678

$152,565,504

NET ASSET VALUE

Class I Shares:
Net asset value, offering and redemption price per share
($152,565,504 applicable to 13,519,760 shares of beneficial interest outstanding - Note 5)	$11.28

See notes to financial statements.

Semi-Annual Report  |  13

Statement of Operations

Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $21,554)	$906,794
Non-controlled affiliated issuer	209,645

Total Income	1,116,439

EXPENSES

Investment advisory fees (Note 4)	718,931
Administration fees (Note 4)
Class I Shares	36,158
Transfer agent fees
Class I Shares	5,238
Registration and filing fees
Class I Shares	11,747
Dividend expense on securities sold short	642,294
Short sale financing fees	148,786
Custodian fees (Note 2)	21,907
Professional fees	20,721
Trustee and officer fees (Note 4)	2,407
Other expenses	29,890

Total Expenses	1,638,079

Net Investment Loss	$(521,640)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	4,579,183
Short positions	376,248
Foreign currency transactions	(1,986)

4,953,445

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	2,849,719
Short positions	(4,505,175)
Foreign currency translations	451

(1,655,005)

Net Realized and Unrealized Gain	3,298,440

Net Increase in Net Assets Resulting from Operations	$2,776,800

See notes to financial statements.

14  |  Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Long/Short Equity Fund

	SIX MONTHS ENDED MARCH 31, 2018*	PERIOD ENDED SEPTEMBER 30, 2017**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment loss	$(521,640)	$(657,927)
Net realized gain (loss) on investments and foreign currency transactions	4,953,445	1,319,263
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,655,005)	4,874,981

Net Increase in Net Assets Resulting from Operations	2,776,800	5,536,317

DIVIDENDS TO SHAREHOLDERS

From realized gains
Class I Shares	(2,992,574)	—

FUND SHARE TRANSACTIONS (NOTE 5)

Class I Shares	73,042,639	74,202,322

Net Increase in Net Assets	72,826,865	79,738,639

NET ASSETS

Beginning of Period	79,738,639	—

End of Period	$152,565,504	$79,738,639

Accumulated net investment loss	$(1,215,747)	$(694,107)

*	Unaudited.

**	For the audited period from commencement of operations on December 30, 2016 through September 30, 2017

See notes to financial statements.

Semi-Annual Report  |  15

Statement of Cash Flows

Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2018 (Unaudited)

Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$2,776,800

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(92,230,797)
Payments to cover securities sold short	(20,730,239)
Proceeds from disposition of investments in securities	28,908,158
Proceeds from securities sold short	68,346,443
Purchases of short term investments, net	(29,809,357)
Net realized (gain) loss:
Investment transactions	(4,579,183)
Short sales	(376,248)
Net unrealized (gain) loss:
Investments	(2,849,719)
Short sales	4,505,175

Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	(23,743,188)
Receivable for investment securities sold	(4,910,993)
Dividend and interest receivable	(151,356)
Increase in receivable for fund shares sold	(37,141)
Other assets	887
Increase (decrease) in liabilities:
Payable for investments purchased	5,678,846
Payable for short sale financing	45,932
Payable for dividends on short sales	2,415
Payable to investment adviser	69,612
Accrued expenses and other payables	(61,569)

Net cash used in operating activities	$(69,145,522)

Cash Flows from Financing Activities:
Fund shares sold	$72,110,739
Fund shares redeemed	(1,983,977)
Fund distributions paid and not reinvested	(76,697)

Net cash received from financing activities	$70,050,065

Net increase in cash during the period	$904,543

Cash and foreign currency, beginning of period:	$0
Cash and foreign currency, end of period:	$904,543
Non-cash Activities:
In-kind contribution	0
Reinvestment of Fund distributions	2,915,877

See notes to financial statements.

16  |  Semi-Annual Report

Notes to Financial Statements

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Long/Short Equity Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 30, 2016. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

Effective December 30, 2016, the assets of Thornburg Partners Fund, L.P., a private investment vehicle for which Thornburg Investment Management, Inc. served as general partner and investment advisor (the “Partnership”), were transferred to the Fund, in exchange for Class I shares of beneficial interest of the Fund, and the Fund assumed certain liabilities of the Partnership. The transaction was structured to qualify as a tax-free transaction under the Internal Revenue Code. The net assets the Fund received from the Partnership in the transaction had a value of $46,625,738 at the time of the transaction. The Partnership received 4,662,574 Class I shares of the Fund, each with a NAV per share of $10.00. Those Class I shares were distributed in pro rata amounts to the partners of the Partnership based on their partner’s capital balance on the effective date of the exchange, and the Partnership subsequently dissolved. The investment policies and restrictions of the Fund are in all material respects equivalent to those of the Partnership, except that the Partnership was not registered as an investment company under the Investment Company Act of 1940 and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed on registered investment companies by the 1940 Act or the Internal Revenue Code of 1986. The Fund’s portfolio management team is the same as the Partnership’s portfolio management team.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Restricted Cash: As of March 31, 2018, the Fund has restricted cash in the amount of $61,093,961. The restricted cash represents collateral pledged in relation to short sale securities. The carrying value of the restricted cash approximates fair value.

Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts are included in Dividend expense on securities sold short on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate set periodically at the custodian’s discretion of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Semi-Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund are fully collateralized by segregated cash or other securities which are denoted on the Schedule of Investments.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

18  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At March 31, 2018, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$295,293,266

Gross unrealized appreciation on a tax basis	27,388,448
Gross unrealized depreciation on a tax basis	(15,487,805)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,900,643

At March 31, 2018, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to December 31, 2016 through September 30, 2017 of $588,485. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s

Semi-Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

20  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$155,412,765	$155,412,765	$–	$–
Short Term Investment	47,168,960	47,168,960	–	–

Total Investments in Securities	$202,581,725	$202,581,725	$–	$–

Liabilities
Investments in Securities Sold Short*
Common Stock	$(110,714,225)	$(110,714,225)	$–	$–
Exchange-Traded Funds	(733,221)	(733,221)	–	–

Total Investments in Securities Sold Short	$(111,447,446)	$(111,447,446)	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(114)	$(114)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the six months ended March 31, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	1.250%

Next $500 million	1.200

Next $1 billion	1.150

Over $2 billion	1.100

The Fund’s effective management fee for the six months ended March 31, 2018 was 1.25% of the Fund’s average net assets.

The Trust has entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of 0.05 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:

Semi-Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

ADMINISTRATION FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $20 billion	0.100%

$20 billion to $40 billion	0.075

$40 billion to $60 billion	0.040

Over $60 billion	0.030

The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2018, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the six months ended March 31, 2018, the Advisor made no reimbursement of expenses and administrative fees.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as “Trustee and officer fees” in the Statement of Operations.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 33.17%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2018, the Fund had no such transactions with affiliated funds.

Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

FUND	MARKET VALUE 9/30/17	PURCHASES AT COST	SALES PROCEEDS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPR./(DEPR.)	MARKET VALUE 3/31/18	DIVIDEND INCOME	ROC ADJUSTMENT
Thornburg Capital Management Fund	$17,359,603	$77,004,320	$(47,194,963)	$–	$–	$47,168,960	$209,645	$–

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)		PERIOD ENDED SEPTEMBER 30, 2017 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
In-kind re-organization	–	$–	4,662,574	$46,625,738
Shares sold	6,273,425	72,110,739	2,847,668	31,289,733
Shares issued to shareholders in reinvestment of dividends	257,814	2,915,877	–	–
Shares repurchased	(172,730)	(1,983,977)	(348,991)	(3,713,149)

Net increase	6,358,509	$73,042,639	7,161,251	$74,202,322

22  |  Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, the Fund had purchase and sale transactions of long investments of $92,230,797 and $28,619,652, respectively, and cover and sale transactions of securities sold short of $20,124,750 and $68,346,443, respectively (excluding short term investments).

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), short sale risk, diversification risk, derivatives risk, credit risk, counterparty risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report  |  23

Financial Highlights

Thornburg Long/Short Equity Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS I

2018(b)	$11.13	(0.05)	0.54	0.49	–	(0.34)	(0.34)	$11.28
2017*	$10.00	(0.13)	1.26	1.13	–	–	–	$11.13

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Annualized.
(d)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 1.47%.
+	Based on weighted average shares outstanding.
*	The Fund commenced operations on December 30, 2016.

See notes to financial statements.

24  |  Semi-Annual Report

Financial Highlights, Continued

Thornburg Long/Short Equity Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(0.91	)(c)	1.47	(c)	1.47	(c)	2.85	(c)(d)	4.42	23.34	$152,566
(1.56	)(c)	1.45	(c)	1.45	(c)	3.78	(c)	11.30	61.69	$79,739

Semi-Annual Report  |  25

Expense Example

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2017, and held until March 31, 2018.

	BEGINNING ACCOUNT VALUE 10/1/17	ENDING ACCOUNT VALUE 3/31/18	EXPENSES PAID DURING PERIOD† 10/1/17–3/31/18

CLASS I SHARES

Actual	$1,000.00	$1,044.20	$14.53
Hypothetical*	$1,000.00	$1,010.72	$14.29

†	Expenses are equal to the annualized expense ratio for each class (I: 2.85%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26  |  Semi-Annual Report

Other Information

Thornburg Long/Short Equity Fund  |  March 31, 2018 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report  |  27

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28  |  Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3932

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Long/Short Equity Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 24, 2018

By:	/s/ Nimish Bhatt

Nimish Bhatt

Treasurer and principal financial officer

Date:	May 24, 2018